PROSPECTUS

PRFFX
September 22, 2014

T. Rowe Price Institutional Frontier Markets Equity Fund

A fund seeking long-term growth of capital through equity investments in frontier market companies. This fund is only available to institutional investors.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1	Summary

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Institutional Frontier Markets Equity Fund 1
2	Information About Accounts in T. Rowe Price Funds
Pricing Shares and Receiving Sale Proceeds 6 Useful Information on Distributions and Taxes 10 Transaction Procedures and Special Requirements 15
3	More About the Fund
Organization and Management 19 More Information About the Fund and Its Investment Risks 21 Investment Policies and Practices 26 Disclosure of Fund Portfolio Information 33
4	Investing With T. Rowe Price

Account Requirements and Transaction Information 34

Opening a New Account 34

Purchasing Additional Shares 36

Exchanging and Redeeming Shares 36

Rights Reserved by the Funds 37

Information About Your Services 38

SUMMARY

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%

Other expenses	0.34%[a]

Total annual fund operating expenses	1.44%

Fee waiver/expense reimbursement	(0.09)%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.35%[b]

a Other expenses are estimated for the current fiscal year.

b T. Rowe Price Associates, Inc. has agreed (through February 28, 2017) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 1.35%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 1.35%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.35% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$137	$433

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund

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shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities and equity-related investments of companies that are located in, or that have economic ties to, countries considered to be frontier markets. The fund may purchase securities issued by companies of any size, but typically seeks larger companies. The fund expects to make most of its investments in companies in frontier markets in Africa, the Middle East, Asia, Europe, and Latin America.

Frontier markets are those markets which are not as developed as emerging markets. The fund considers a country to be a frontier market if it is not included in the MSCI All Country World Index, which contains all of the countries that MSCI has classified as either a developed market or emerging market. The countries that are considered frontier markets may change over time based on how they are classified by MSCI, or another unaffiliated data provider. The fund expects to seek investments in the frontier markets listed below (other countries may be added or removed):

• Africa and Middle East: Bahrain, Botswana, Ghana, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Namibia, Nigeria, Oman, Saudi Arabia, Tanzania, Tunisia, Uganda, Zambia and Zimbabwe.

• Asia: Bangladesh, Cambodia, Pakistan, Sri Lanka, and Vietnam.

• Europe: Bosnia, Bulgaria, Croatia, Estonia, Georgia, Kazakhstan, Lithuania, Romania, Serbia, Slovenia, and Ukraine.

• Latin America: Argentina, Jamaica, Panama, and Trinidad & Tobago.

The fund is “nondiversified,” meaning it may invest a greater portion of assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. Most of the fund’s assets will be invested directly in common stocks. The fund may also gain exposure to common stocks by purchasing participation notes (“P-notes”) that offer a return linked to a particular common stock. P-notes are primarily used to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the fund, from investing directly in that market.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets or industries that appear to have poor overall prospects. The fund expects to concentrate its investments (i.e., invest more than 25% of its total assets) in securities issued by banks and other financial services companies.

Summary	3

The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify quality companies with strong cash flows and sustainable growth potential, and does not emphasize either a growth or value bias when identifying potential investments. We generally select securities that in our view have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

P-note risks To the extent the fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

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Frontier markets risk The risks of international investing are heightened for investments in emerging market and frontier market countries. Emerging and frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed market countries. In addition to all of the risks of investing in international developed markets, emerging and frontier markets tend to have less liquid and efficient trading markets and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. All of these factors make investing in frontier countries significantly riskier than investing in other countries, including emerging market countries.

Industry risk Because the fund may invest significantly in banking and financial services companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in frontier markets may be ineffective and underdeveloped relative to more mature markets. In particular for frontier markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Small- and mid-cap stock risk Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Nondiversification risk As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Summary	5

Performance Because the fund commenced operations in 2014, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information may be obtained through troweprice.com or by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oliver D.M. Bell	Chairman of Investment Advisory Committee	2014	2011

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8790 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Information About Accounts in T. Rowe Price Funds	2

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Institutional Funds (other than F Class shares of Institutional Funds) in the T. Rowe Price family of funds.

PRICING SHARES AND RECEIVING SALE PROCEEDS

How and When Shares Are Priced

The share price, also called the “net asset value,” for the funds is calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day that the exchange is open for business. To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. If a market value for a security is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the security by taking into account various factors that have been approved by the fund’s Board of Directors. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange will, in its judgment, materially affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices and to value most fixed income

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securities. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The fund also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account form.

How Your Purchase, Sale, or Exchange Price Is Determined

If your request is received by T. Rowe Price in correct form by the close of the New York Stock Exchange (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price after the close of the New York Stock Exchange, your transaction will be priced at the next business day’s net asset value.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the net asset value next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.

When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through T. Rowe Price Financial Institution Services or T. Rowe Price Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. In the event of an emergency closing, a fund’s shareholders will receive the next share price calculated by the fund. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed

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and accepted by T. Rowe Price prior to the time the New York Stock Exchange closes to be priced at that business day’s net asset value.

How You Can Receive the Proceeds From a Sale

When filling out the New Account form, you may wish to give your organization the widest range of options for receiving proceeds from a sale.

If your request is received in correct form by T. Rowe Price on a business day prior to the close of the New York Stock Exchange, proceeds are usually sent on the next business day. Proceeds can be mailed to you by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. Automated Clearing House is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale. Proceeds sent by bank wire are usually credited to your account the next business day after the sale.

Exception: Under certain circumstances, and when deemed to be in a fund’s best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request in good order.

If for some reason we cannot accept your request to sell shares, we will attempt to contact you.

Contingent Redemption Fee

Short-term trading can disrupt a fund’s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges out of a fund), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Institutional Funds With Redemption Fees
Fund	Redemption fee	Holding period
Institutional Africa & Middle East	2%	90 days or less
Institutional Concentrated International Equity	2%	90 days or less
Institutional Credit Opportunities	2%	90 days or less
Institutional Emerging Markets Bond	2%	90 days or less
Institutional Emerging Markets Equity	2%	90 days or less
Institutional Floating Rate	2%	90 days or less
Institutional Frontier Markets Equity	2%	90 days or less
Institutional Global Focused Growth Equity	2%	90 days or less
Institutional Global Growth Equity	2%	90 days or less
Institutional Global Value Equity	2%	90 days or less
Institutional High Yield	2%	90 days or less

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T. Rowe Price Institutional Funds With Redemption Fees
Fund	Redemption fee	Holding period
Institutional International Bond	2%	90 days or less
Institutional International Core Equity	2%	90 days or less
Institutional International Growth Equity	2%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund’s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund; through a retirement plan for which T. Rowe Price serves as recordkeeper; or indirectly through an intermediary (such as a broker, bank, or investment adviser), recordkeeper for retirement plan participants, or other third party.

Computation of Holding Period

When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold on or before the end of the required holding period. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

Transactions Not Subject to Redemption Fees

The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

• Shares redeemed through an automated, systematic withdrawal plan;

• Shares redeemed through or used to establish certain rebalancing, asset allocation, wrap, and advisory programs, as well as non-T. Rowe Price fund-of-funds products, if approved in writing by T. Rowe Price;

• Shares purchased through the reinvestment of dividends or capital gain distributions;*

• Shares converted from one share class to another share class of the same fund;*

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees (e.g., for failure to meet account minimums);

• Shares purchased by rollover or changes of account registration within the same fund;*

• Shares redeemed to return an excess contribution from a retirement account;

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• Shares of T. Rowe Price funds purchased by another T. Rowe Price fund and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that other shareholders of the investing T. Rowe Price fund are still subject to the policy);

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares that are redeemed in-kind;

• Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;* and

• Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

* Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

Redemption Fees on Shares Held in Retirement Plans

If shares are held in a retirement plan, redemption fees generally will be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan’s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

Omnibus Accounts

If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to

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shareholders. However, if a fund were to fail to qualify as a regulated investment company, and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account form. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via Automated Clearing House. If the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Bond funds	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Declared daily and paid on the first business day of each month.
Stock funds	• Must be a shareholder on the dividend record date. • Declared and paid annually, if any, generally in December.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that, if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an individual retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock or bond funds is expected to qualify for this deduction.

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Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another in a taxable account is also a sale for tax purposes.

We will make available to you Form 1099-B, if applicable, no later than mid-February, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the Internal Revenue Service. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the Internal Revenue Service. You may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, new tax regulations require us to report the cost basis information to most taxable shareholders and the Internal Revenue Service on Form 1099-B using a cost basis method selected by the shareholder or, in the absence of such selected method, our default method if you acquire your shares directly from us. Our default method is average cost. If you acquire your fund shares through an intermediary after 2011, you should check with your intermediary regarding the applicable cost basis method. You should, however, note that any cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

To help you maintain accurate records, we will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year.

Taxes on Fund Distributions

We will make available to you, as applicable, no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-

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term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

If a fund holds Build America Bonds or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits generally are not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

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Because institutional funds may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment Purchases of a fund may be canceled if payment is not received in a timely manner, and the shareholder may be responsible for any losses or expenses incurred by the fund or its transfer agent. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Large Sale (Redemption) Conditions Large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund’s portfolio rather than in cash (“redemption in-kind”). If this occurs, the securities will be selected by the fund in its absolute discretion, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

We also request that you give us three business days’ notice for any redemption of $2 million or more.

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Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards of Directors/Trustees deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the 30-Day Purchase Block:

• Shares purchased or redeemed in money funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond and money funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund; and

• Shares of T. Rowe Price funds that are purchased by another T. Rowe Price fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price fund are still subject to the policy).

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Transactions in certain rebalancing, asset allocation, wrap programs, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct an intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (e.g., following the advice of a newsletter). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price funds for a period longer than 30 calendar days or permanently.

Intermediary Accounts If you invest in T. Rowe Price funds through an intermediary, you should review the intermediary’s materials carefully or consult with the intermediary directly to determine the trading policy that will apply to your trades in the funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through an intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Intermediaries may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When intermediaries establish omnibus accounts in the T. Rowe Price funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary and may request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable). If T. Rowe Price believes that excessive or short-term trading has occurred, it will instruct the intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive trading policies for omnibus accounts. Because T. Rowe Price generally relies on intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

T. Rowe Price may allow an intermediary or other third party to maintain restrictions on trading in the T. Rowe Price funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price funds and

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their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards of Directors/Trustees.

Retirement Plan Accounts If shares are held in a retirement plan, generally the
30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper. An alternative excessive trading policy may apply to the T. Rowe Price funds where a retirement plan has its own policy deemed acceptable to T. Rowe Price. You should contact T. Rowe Price or your plan recordkeeper to determine which of your transactions are subject to the funds’ 30-Day Purchase Block or an alternative policy.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Keeping Your Account Open

To keep operating expenses lower, we ask you to maintain an account balance of at least $1 million. If your investment is below $1 million, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance. This could result in a taxable gain.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

An intermediary may need to obtain a signature guarantee in certain situations, such as:

• Written requests to redeem over $5;

• Remitting redemption proceeds to any person, address, or bank account not on file; or

• Changing the account registration or broker-dealer of record for an account.

Intermediaries should consult their T. Rowe Price Financial Institution Services representative for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

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ORGANIZATION AND MANAGEMENT

How is the fund organized?

T. Rowe Price Institutional International Funds, Inc. (the “corporation”) was incorporated in Maryland in 1989. Currently, the corporation consists of eleven series, each representing a separate pool of assets with different investment objectives and investment policies. Each fund is an “open-end management investment company,” or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

What is meant by “shares”?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund’s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

• Receive a proportional interest in income and capital gain distributions.

• Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund’s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings. To avoid unnecessary costs to fund shareholders, annual meetings are only held when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors (the “Board”) that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund’s officers. At least 75% of Board members are independent of T. Rowe Price and its affiliates (the “Firm”).

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price or an affiliated investment adviser—specifically by the fund’s portfolio manager.

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Investment Advisers

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio. T. Rowe Price is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2014, the Firm had approximately $738 billion in assets under management and provided investment management services for more than 9 million individual and institutional investor accounts.

T. Rowe Price has entered into a sub-advisory agreement with T. Rowe Price International under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. T. Rowe Price International is an investment adviser registered or licensed with the SEC, United Kingdom Financial Conduct Authority, Financial Services Agency of Japan, and other non-U.S. regulatory authorities. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to investment companies and other institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Oliver D.M. Bell, Chairman, Ulle Adamson, Roy H. Adkins, Malik S. Asif, Peter I. Botoucharov, Michael J. Conelius, Christopher J. Kushlis, Mark J. Lawrence, Sridhar Nishtala, Michael D. Oh, Seun A. Oyegunle, Verena E. Wachnitz, Ernest C. Yeung. The following information provides the year that the chairman first joined the Firm and the chairman’s specific business experience during the past five years (although the chairman may have had portfolio management responsibilities for a longer period). Mr. Bell has been chairman of the committee since the fund’s inception in 2014. He joined the Firm in 2011 and his investment experience dates from 1997. Before joining the Firm, he worked for Pictet Asset Management Ltd where he served as an emerging markets research manager (beginning in 1997), a portfolio manager for Africa and Middle East portfolios and other emerging markets strategies (beginning in 2000), and Head of Global Emerging Markets Research (beginning in 2009). The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

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The Management Fee

The fund pays T. Rowe Price an annual investment management fee based on a percentage of the fund’s average daily net assets. The fund’s fee is 1.10%. T. Rowe Price, and not the fund, may pay a subadvisory fee to T. Rowe Price International.

A discussion about the factors considered by the Board and its conclusions in approving the fund’s investment management contract with T. Rowe Price and the subadvisory contract with T. Rowe Price International with respect to the fund will appear in the fund’s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc. acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services.

MORE INFORMATION ABOUT THE FUND AND ITS INVESTMENT RISKS

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund may be appropriate for you if you are seeking diversification for your equity investments and can accept the risks that accompany international investments, including the potentially significant volatility associated with investing in frontier markets. Your decision should take into account whether you have any other international stock investments. If you do not, you may want to consider investing in a more widely diversified fund to gain the broadest exposure to global opportunities.

Investing abroad increases the fund’s available investment opportunities. Some foreign countries may have greater potential for economic growth than the U.S. Investing a portion of your overall portfolio in stock funds with foreign holdings can enhance your diversification while providing the opportunity to increase long-term returns.

Portfolio managers closely monitor fund investments as well as political and economic trends in each country and region. Holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund may invest in companies of any market capitalization but typically seeks larger companies, to the extent opportunities are available, within frontier markets. The fund’s investments may at times include securities of companies that are in the process of being privatized by a government, securities of companies that trade in

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unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements. In managing the fund’s portfolio, we principally employ a bottom-up approach to identify particular securities for investment. Research analysts conduct proprietary industry and company analysis to assess companies’ prospects while considering macroeconomic factors that could limit opportunities in certain regions or frontier markets overall. The fund generally looks for companies with an attractive industry structure, compelling fundamentals, proven management team, and/or strong valuation upside.

The growth of certain frontier market countries relies heavily on the success of the commercial banking industry. The fund considers a country to be a frontier market if it is not included in the MSCI All Country World Index, which contains all of the countries that MSCI has classified as either a developed market or emerging market. The classification of a country by MSCI may change over time. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company is in a country no longer considered a frontier market. Subject to the fund’s policy of investing at least 80% in frontier markets, the fund may also purchase companies in emerging or developed markets.

As with all stock funds, a fund’s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political, social, or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets.

As with any mutual fund, there is no guarantee the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money when you sell your shares of the fund. Some particular risks affecting the fund include the following:

Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a fund’s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund’s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, since exchange rate movements are volatile, a fund’s attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

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Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from buying or selling securities in that market.

Emerging markets risk Investments in emerging markets, which generally include Africa, parts of Europe and much of Asia, the Middle East, and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, cause fund share prices to decline.

Frontier markets risk Investing in frontier market companies entails all of the risks of foreign and emerging market investing, but to a heightened degree. Compared to developed and emerging markets, investing in frontier markets may involve heightened volatility; greater political, regulatory, legal, and economic uncertainties; less liquidity; over-reliance on the commercial banking industry; dependence on particular commodities or international aid; high levels of inflation; and greater

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custody risk. Additional risks may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the fund is exposed; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle securities (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital. In addition, foreign investors such as the fund may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization, or the creation of government monopolies. The currencies of frontier market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain frontier market countries. Frontier market securities may trade in more limited volume than comparable securities in foreign developed and emerging markets.

In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems could cause the fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the fund’s performance. Custody services in many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

All of these factors make investing in such countries significantly riskier than in other countries and any one of these could cause a fund’s share price to decline.

Geographic concentration risk Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. For example, investors in the fund are fully exposed to frontier markets’ economic cycles, stock market valuations, and currency exchange rates, which could increase the fund’s risks compared with a more diversified fund. The

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economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Banking industry risk Investments in banking industry stocks, as compared to other industries in general, may be considered to be more volatile or risky due to a number of factors, including more extensive government regulation that may reduce profit potential for banks compared to other entities. Financial services institutions are often subject to extensive governmental regulation and the potential for additional regulation may adversely affect the scope of their activities, the prices they can charge, and the amount of capital they must maintain. The oversight of, and regulations applicable to, companies in the banking industry in frontier markets may be ineffective and are less developed when compared to the regulatory frameworks for banks in more developed markets. Banks and financial services companies in frontier markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. As a result, investing in banks of frontier markets should be considered much riskier than investing in banks elsewhere across the globe.

Nondiversification risk There is additional risk with a fund that is nondiversified and thus can invest more of its assets in a smaller number of issuers. For example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund were invested in a larger number of companies.

Some of the principal tools we use to try to reduce overall risk include intensive research when evaluating a company’s prospects and limiting exposure to any one industry or company.

Additional strategies and risks While most assets will be invested in common stocks, other strategies may be employed that are not considered part of the fund’s principal investment strategies. For instance, the fund may invest, to a limited extent, in derivatives such as futures contracts and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect a fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional

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changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

The Statement of Additional Information contains more detailed information about the fund and its investments, operations, and expenses.

INVESTMENT POLICIES AND PRACTICES

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as “fundamental policies.” Portfolio managers also follow certain “operating policies” that can be changed without shareholder approval. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of net assets in stocks issued by companies that are located in, or that have economic ties to, countries considered to be frontier markets.

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time a fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund’s securities may change after they are purchased, and this may cause the amount of a fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made (this exception does not apply to a fund’s borrowing policy). However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

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For purposes of determining whether the fund invests at least 80% of its net assets in equity securities and equity-related investments of companies that are located in, or that have economic ties to, a frontier market country, the fund relies on the country assigned to a security by MSCI Barra, a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The data providers use various criteria to determine the appropriate country to be assigned to a security. Examples include the following: (1) the country under which the company is organized; (2) where the company has its principal place of business or principal office; (3) the stock exchange or over-the-counter market on which the company’s securities are listed or principally traded; and (4) where the company conducts the predominant part of its business activities or derives a significant portion of its revenues or profits.

Changes in fund holdings, fund performance, and the contribution of various investments to fund performance are discussed in the shareholder reports.

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund holdings and investment management practices.

Nondiversified Status

The fund is registered with the SEC as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund, which may subject the fund to greater risk with respect to its portfolio securities and greater volatility with respect to its share price.

However, the fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. As a result, the fund must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer.

Industry Concentration As a matter of fundamental policy, the fund may concentrate its investments in the banking industry, which allows the fund to invest more than 25% of its total assets in the securities of issuers having their principal business activities in the banking industry.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

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Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, pay no dividends, and in some cases the redemption value of a warrant could be zero.

Participation Notes (P-notes)

A fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue

More About the Fund	29

them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Operating policy Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, a fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Operating policy The fund may invest up to 10% of its total assets in fixed income securities, including below investment-grade bonds.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund’s exposure to certain markets; in an effort to enhance income; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indexes. A fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a fund’s total return; the potential loss from the use of futures can exceed a fund’s initial investment in such contracts; and the losses from certain options written by a fund could be unlimited.

Operating policies Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of a fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

T. Rowe Price	30

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

Currency Derivatives

The fund will normally conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year. A fund may enter into forward currency exchange contracts to “lock in” the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and when the fund believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency.

Funds that invest in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. A fund may also use these instruments to create a synthetic bond, which is issued in one currency with the currency component transformed into another currency. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If a fund were to engage in any of these foreign currency transactions, it could serve to protect the fund’s foreign securities from adverse currency movements relative to the U.S. dollar, although the fund may also use currency derivatives in an effort to gain exposure to a currency expected to appreciate in value versus other currencies. As a result, a fund could be invested in a currency without holding any securities denominated in that currency. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce a fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

More About the Fund	31

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company’s fees and expenses. The fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, and emerging market stocks. If the fund invests in another T. Rowe Price fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

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Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, under Rule 144A of the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and a fund may only be able to sell such securities at prices substantially less than what it believes they are worth.

Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets may be held in reserves. Fund reserve positions can consist of: 1) shares of a T. Rowe Price internal money fund or short-term bond fund (which does not charge any management fees); 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund’s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund’s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into a fund, and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy Borrowings may not exceed 33 1/3% of total assets.

Operating policy A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer

More About the Fund	33

or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.

Fundamental policy The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. A fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in its net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on a fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rate for the initial period of operations may exceed 100%.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each T. Rowe Price fund’s portfolio holdings are disclosed on a regular basis in its semiannual and annual shareholder reports, and on Form N-Q, which is filed with the SEC within 60 days of the fund’s first and third fiscal quarter-end. The money funds also file detailed month-end portfolio holdings information with the SEC each month. Such information will be made available to the public 60 days after the end of the month to which the information pertains. In addition, the funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of a fund’s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund’s quarter-end holdings disclosure for more than one year. Money funds also disclose their month-end portfolio holdings on troweprice.com five business days after each month. The quarter-end portfolio holdings will remain on the website for one year and the month-end money fund portfolio holdings will remain on the website for six months. Each fund also discloses its 10 largest holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund’s total assets that these 10 holdings represent. Each monthly top 10 list will remain on the website for six months. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the Statement of Additional Information and through troweprice.com.

Investing With T. Rowe Price	4

ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding its policies on purchasing, exchanging, and redeeming fund shares, as well as initial and subsequent investment minimums.

Tax Identification Number

We must have your correct tax identification number on a signed New Account form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an Internal Revenue Service fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund’s then-current net asset value.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Financial Institution Services promptly by calling 1-800-638-8790.

OPENING A NEW ACCOUNT

$1,000,000 minimum initial investment (Institutional Class shares); although intermediaries may impose a different minimum

$2,500 minimum initial investment (F Class shares); although financial advisors and other intermediaries may impose a different minimum

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account for an entity, you will be required to provide the entity’s name, street address, and tax identification number, as well as your name, residential street address, date of birth, and Social

Investing With T. Rowe Price	35

Security number as the person opening the account on behalf of the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institution Services at 1-800-638-8790.

We will use this information to verify the identity of the entity and person opening the account. We will not be able to open the account for the entity until we receive all of this information. If we are unable to verify the identity of the entity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Note: Shares may generally only be purchased and held by institutional investors with a U.S. address. Institutional investors typically include corporations, foundations, investment companies, defined benefit plans, defined contribution retirement plans, registered investment advisers and bank trust programs. T. Rowe Price will not generally authorize the transfer of ownership from an institutional to a noninstitutional account. Shares held by noninstitutional accounts are subject to involuntary redemption at any time.

All initial and subsequent investments must be made by bank wire. The wire must be received by T. Rowe Price by the close of the New York Stock Exchange (normally 4 p.m. ET) to receive that day’s share price. There is no assurance that the share price for the purchase will be the same day the wire was initiated.

By Wire	Call Financial Institution Services at 1-800-638-8790 for an account number, assignment to a dedicated service representative, and wire transfer instructions.

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In order to obtain an account number, you must supply the name, Social Security or employer identification number, and business street address for the account.

Complete a New Account form and mail it, with proper documentation identifying your firm, to one of the appropriate T. Rowe Price addresses listed under By Mail.

Note: Although the purchase will be made, services may not be established and Internal Revenue Service penalty withholding may occur until we receive a signed New Account form.
PURCHASING ADDITIONAL SHARES

No minimum for additional purchases
By Wire	Access troweprice.com or call Shareholder Services for wire transfer instructions.
EXCHANGING AND REDEEMING SHARES

Exchange Service

You can move money from one account to an existing, identically registered account or open a new identically registered account. An exchange from one fund to another is considered a sale and purchase for tax purposes. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading Policy.

Redemptions

Redemption proceeds can be mailed to your account address, sent by Automated Clearing House transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation, may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

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If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund’s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by electronic transfer, please see Information About Your Services.

By Mail

For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements—Signature Guarantees). Please use the appropriate address below to avoid a delay in processing your transaction:

via U.S. Postal Service
T. Rowe Price Financial Institution Services
P.O. Box 17300
Baltimore, MD 21297-1603

via private carriers/overnight services
T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary no later than the business day after the order is received by the intermediary (including, but not limited to,

T. Rowe Price	38

orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in good order, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money funds, to suspend redemptions and postpone the payment of proceeds to facilitate an orderly liquidation of the fund.

INFORMATION ABOUT YOUR SERVICES

Financial Institution Services

Many services are available to you as an institutional shareholder— some you receive automatically and others you must authorize or request on the New Account form. By signing up for services on the New Account form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. For information on the services currently offered, call Financial Institution Services at
1-800-638-8790.

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Retirement Plans

We offer a wide range of plans for institutions and large and small businesses, including: SEP-IRAs, SIMPLE IRAs, 401(k)s, and 403(b)(7)s. For information on these retirement plans, please call our Trust Company at 1-800-492-7670.

Telephone Services	Buy, sell, or exchange shares by calling one of our service representatives.
Electronic Transfers	Electronic transfers can be conducted via bank wire. There may be a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

For information

Financial Institution Services
1-800-638-8797 toll free
410-581-7290 in Baltimore

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-8797. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-5833	E99-040 9/22/14

STATEMENT OF ADDITIONAL INFORMATION

This is the Statement of Additional Information for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I primarily contains information that is particular to each fund, while Part II contains information that generally applies to all of the funds in the T. Rowe Price family of funds (“Price Funds”).

The date of this Statement of Additional Information (“SAI”) is September 22, 2014.

T. ROWE PRICE BALANCED FUND, INC. (RPBAX)

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC. (TRBCX)

T. Rowe Price Blue Chip Growth Fund–Advisor Class (PABGX)

T. Rowe Price Blue Chip Growth Fund–R Class (RRBGX)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund (PRXCX)

California Tax-Free Money Fund (PCTXX)

T. ROWE PRICE CAPITAL APPRECIATION FUND (PRWCX)

T. Rowe Price Capital Appreciation Fund–Advisor Class (PACLX)

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC. (PRCOX)

T. Rowe Price Capital Opportunity Fund–Advisor Class (PACOX)

T. Rowe Price Capital Opportunity Fund–R Class (RRCOX)

T. ROWE PRICE CORPORATE INCOME FUND, INC. (PRPIX)

T. ROWE PRICE CREDIT OPPORTUNITIES FUND (PRCPX)

T. Rowe Price Credit Opportunities Fund–Advisor Class (PAOPX)

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC. (PRDMX)

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC. (PRDSX)

T. ROWE PRICE DIVIDEND GROWTH FUND, INC. (PRDGX)

T. Rowe Price Dividend Growth Fund–Advisor Class (TADGX)

T. ROWE PRICE EQUITY INCOME FUND (PRFDX)

T. Rowe Price Equity Income Fund–Advisor Class (PAFDX)

T. Rowe Price Equity Income Fund–R Class (RRFDX)

T. ROWE PRICE FINANCIAL SERVICES FUND, INC. (PRISX)

T. ROWE PRICE FLOATING RATE FUND, INC. (PRFRX)

T. Rowe Price Floating Rate Fund–Advisor Class (PAFRX)

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC. (RPGAX)

T. Rowe Price Global Allocation Fund–Advisor Class (PAFGX)

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC. (TRGRX)

T. Rowe Price Global Real Estate Fund–Advisor Class (PAGEX)

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC. (PRGTX)

T. ROWE PRICE GNMA FUND (PRGMX)

T. ROWE PRICE GROWTH & INCOME FUND, INC. (PRGIX)

T. ROWE PRICE GROWTH STOCK FUND, INC. (PRGFX)

T. Rowe Price Growth Stock Fund–Advisor Class (TRSAX)

T. Rowe Price Growth Stock Fund–R Class (RRGSX)

T. ROWE PRICE HEALTH SCIENCES FUND, INC. (PRHSX)

T. ROWE PRICE HIGH YIELD FUND, INC. (PRHYX)

T. Rowe Price High Yield Fund–Advisor Class (PAHIX)

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund (PREIX)

T. Rowe Price Extended Equity Market Index Fund (PEXMX)

T. Rowe Price Total Equity Market Index Fund (POMIX)

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC. (PRIPX)

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC. (“Institutional Equity Funds”)

T. Rowe Price Institutional Large-Cap Core Growth Fund (TPLGX)

T. Rowe Price Institutional Large-Cap Growth Fund (TRLGX)

T. Rowe Price Institutional Large-Cap Value Fund (TILCX)

T. Rowe Price Institutional Mid-Cap Equity Growth Fund (PMEGX)

C00-042 09/22/14

T. Rowe Price Institutional Small-Cap Stock Fund (TRSSX)

T. Rowe Price Institutional U.S. Structured Research Fund (TRISX)

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund (TICPX)

 T. Rowe Price Institutional Core Plus Fund–F Class (PFCPX)

T. Rowe Price Institutional Credit Opportunities Fund (TRXPX)

T. Rowe Price Institutional Floating Rate Fund (RPIFX)

 T. Rowe Price Institutional Floating Rate Fund–F Class (PFFRX)

T. Rowe Price Institutional Global Multi-Sector Bond Fund (RPGMX)

T. Rowe Price Institutional High Yield Fund (TRHYX)

T. Rowe Price Institutional Long Duration Credit Fund (RPLCX)

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund (TRIAX)

T. Rowe Price Institutional Concentrated International Equity Fund (RPICX)

T. Rowe Price Institutional Emerging Markets Bond Fund (TREBX)

T. Rowe Price Institutional Emerging Markets Equity Fund (IEMFX)

T. Rowe Price Institutional Frontier Markets Equity Fund (PRFFX)

T. Rowe Price Institutional Global Focused Growth Equity Fund (formerly T. Rowe Price

 Institutional Global Equity Fund) (TRGSX)

T. Rowe Price Institutional Global Growth Equity Fund (formerly T. Rowe Price Institutional

 Global Large-Cap Equity Fund) (RPIGX)

T. Rowe Price Institutional Global Value Equity Fund (PRIGX)

T. Rowe Price Institutional International Bond Fund (RPIIX)

T. Rowe Price Institutional International Core Equity Fund (TRCEX)

T. Rowe Price Institutional International Growth Equity Fund (PRFEX)

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC. (PRIHX)

T. Rowe Price Intermediate Tax-Free High Yield Fund–Advisor Class (PRAHX)

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund (TRAMX)

T. Rowe Price Asia Opportunities Fund (TRAOX)

T. Rowe Price Asia Opportunities Fund–Advisor Class (PAAOX)

T. Rowe Price Emerging Europe Fund (TREMX)

T. Rowe Price Emerging Markets Bond Fund (PREMX)

T. Rowe Price Emerging Markets Corporate Bond Fund (TRECX)

T. Rowe Price Emerging Markets Corporate Bond Fund–Advisor Class (PACEX)

T. Rowe Price Emerging Markets Local Currency Bond Fund (PRELX)

T. Rowe Price Emerging Markets Local Currency Bond Fund–Advisor Class (PAELX)

T. Rowe Price Emerging Markets Stock Fund (PRMSX)

T. Rowe Price European Stock Fund (PRESX)

T. Rowe Price Global Industrials Fund (RPGIX)

T. Rowe Price Global Growth Stock Fund (formerly T. Rowe Price Global Large-Cap

 Stock Fund) (RPGEX)

 T. Rowe Price Global Growth Stock Fund–Advisor Class (formerly T. Rowe Price Global  Large-Cap Stock Fund) (PAGLX)

T. Rowe Price Global Stock Fund (PRGSX)

 T. Rowe Price Global Stock Fund–Advisor Class (PAGSX)

T. Rowe Price International Bond Fund® (RPIBX)

 T. Rowe Price International Bond Fund–Advisor Class (PAIBX)

T. Rowe Price International Concentrated Equity Fund (PRCNX)

 T. Rowe Price International Concentrated Equity Fund–Advisor Class (PRNCX)

T. Rowe Price International Discovery Fund (PRIDX)

T. Rowe Price International Growth & Income Fund (TRIGX)

 T. Rowe Price International Growth & Income Fund–Advisor Class (PAIGX)

 T. Rowe Price International Growth & Income Fund–R Class (RRIGX)

T. Rowe Price International Stock Fund (PRITX)

 T. Rowe Price International Stock Fund–Advisor Class (PAITX)

 T. Rowe Price International Stock Fund–R Class (RRITX)

T. Rowe Price Japan Fund (PRJPX)

T. Rowe Price Latin America Fund (PRLAX)

T. Rowe Price New Asia Fund (PRASX)

T. Rowe Price Overseas Stock Fund (TROSX)

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund (PIEQX)

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC. (PRMTX)

T. ROWE PRICE MID-CAP GROWTH FUND, INC. (RPMGX)

T. Rowe Price Mid-Cap Growth Fund–Advisor Class (PAMCX)

T. Rowe Price Mid-Cap Growth Fund–R Class (RRMGX)

T. ROWE PRICE MID-CAP VALUE FUND, INC. (TRMCX)

T. Rowe Price Mid-Cap Value Fund–Advisor Class (TAMVX)

T. Rowe Price Mid-Cap Value Fund–R Class (RRMVX)

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC. (“Multi-Sector Account Portfolios”)

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio (formerly T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio)

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE NEW AMERICA GROWTH FUND (PRWAX)

T. Rowe Price New America Growth Fund–Advisor Class (PAWAX)

T. ROWE PRICE NEW ERA FUND, INC. (PRNEX)

T. ROWE PRICE NEW HORIZONS FUND, INC. (PRNHX)

T. ROWE PRICE NEW INCOME FUND, INC. (PRCIX)

T. Rowe Price New Income Fund–Advisor Class (PANIX)

T. Rowe Price New Income Fund–R Class (RRNIX)

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. (“Personal Strategy Funds”)

T. Rowe Price Personal Strategy Balanced Fund (TRPBX)

T. Rowe Price Personal Strategy Growth Fund (TRSGX)

T. Rowe Price Personal Strategy Income Fund (PRSIX)

T. ROWE PRICE PRIME RESERVE FUND, INC. (PRRXX)

T. ROWE PRICE REAL ASSETS FUND, INC. (PRAFX)

T. ROWE PRICE REAL ESTATE FUND, INC. (TRREX)

T. Rowe Price Real Estate Fund–Advisor Class (PAREX)

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. (“TRP Reserve Funds”)

T. Rowe Price Government Reserve Investment Fund (“TRP Government Reserve
Investment Fund”)

T. Rowe Price Reserve Investment Fund (“TRP Reserve Investment Fund”)

T. Rowe Price Short-Term Government Reserve Fund

T. Rowe Price Short-Term Reserve Fund

T. ROWE PRICE RETIREMENT FUNDS, INC. (“Retirement Funds”)

T. Rowe Price Retirement 2005 Fund (TRRFX)

 T. Rowe Price Retirement 2005 Fund–Advisor Class (PARGX)

 T. Rowe Price Retirement 2005 Fund–R Class (RRTLX)

T. Rowe Price Retirement 2010 Fund (TRRAX)

 T. Rowe Price Retirement 2010 Fund–Advisor Class (PARAX)

 T. Rowe Price Retirement 2010 Fund–R Class (RRTAX)

T. Rowe Price Retirement 2015 Fund (TRRGX)

 T. Rowe Price Retirement 2015 Fund–Advisor Class (PARHX)

 T. Rowe Price Retirement 2015 Fund–R Class (RRTMX)

T. Rowe Price Retirement 2020 Fund (TRRBX)

 T. Rowe Price Retirement 2020 Fund–Advisor Class (PARBX)

 T. Rowe Price Retirement 2020 Fund–R Class (RRTBX)

T. Rowe Price Retirement 2025 Fund (TRRHX)

 T. Rowe Price Retirement 2025 Fund–Advisor Class (PARJX)

 T. Rowe Price Retirement 2025 Fund–R Class (RRTNX)

T. Rowe Price Retirement 2030 Fund (TRRCX)

 T. Rowe Price Retirement 2030 Fund–Advisor Class (PARCX)

 T. Rowe Price Retirement 2030 Fund–R Class (RRTCX)

T. Rowe Price Retirement 2035 Fund (TRRJX)

 T. Rowe Price Retirement 2035 Fund–Advisor Class (PARKX)

 T. Rowe Price Retirement 2035 Fund–R Class (RRTPX)

T. Rowe Price Retirement 2040 Fund (TRRDX)

 T. Rowe Price Retirement 2040 Fund–Advisor Class (PARDX)

 T. Rowe Price Retirement 2040 Fund–R Class (RRTDX)

T. Rowe Price Retirement 2045 Fund (TRRKX)

 T. Rowe Price Retirement 2045 Fund–Advisor Class (PARLX)

 T. Rowe Price Retirement 2045 Fund–R Class (RRTRX)

T. Rowe Price Retirement 2050 Fund (TRRMX)

 T. Rowe Price Retirement 2050 Fund–Advisor Class (PARFX)

 T. Rowe Price Retirement 2050 Fund–R Class (RRTFX)

T. Rowe Price Retirement 2055 Fund (TRRNX)

 T. Rowe Price Retirement 2055 Fund–Advisor Class (PAROX)

 T. Rowe Price Retirement 2055 Fund–R Class RRTVX)

T. Rowe Price Retirement 2060 Fund (TRRLX)

 T. Rowe Price Retirement 2060 Fund–Advisor Class (TRRYX)

 T. Rowe Price Retirement 2060 Fund–R Class (TRRZX)

T. Rowe Price Retirement Income Fund (TRRIX)

 T. Rowe Price Retirement Income Fund–Advisor Class (PARIX)

 T. Rowe Price Retirement Income Fund–R Class (RRTIX)

T. Rowe Price Target Retirement 2005 Fund (TRARX)

 T. Rowe Price Target Retirement 2005 Fund–Advisor Class (PANRX)

T. Rowe Price Target Retirement 2010 Fund (TRROX)

 T. Rowe Price Target Retirement 2010 Fund–Advisor Class (PAERX)

T. Rowe Price Target Retirement 2015 Fund (TRRTX)

 T. Rowe Price Target Retirement 2015 Fund–Advisor Class (PAHRX)

T. Rowe Price Target Retirement 2020 Fund (TRRUX)

 T. Rowe Price Target Retirement 2020 Fund–Advisor Class (PAIRX)

T. Rowe Price Target Retirement 2025 Fund (TRRVX)

 T. Rowe Price Target Retirement 2025 Fund–Advisor Class (PAJRX)

T. Rowe Price Target Retirement 2030 Fund (TRRWX)

 T. Rowe Price Target Retirement 2030 Fund–Advisor Class (PAKRX)

T. Rowe Price Target Retirement 2035 Fund (RPGRX)

 T. Rowe Price Target Retirement 2035 Fund–Advisor Class (PATVX)

T. Rowe Price Target Retirement 2040 Fund (TRHRX)

 T. Rowe Price Target Retirement 2040 Fund–Advisor Class (PAHHX)

T. Rowe Price Target Retirement 2045 Fund (RPTFX)

 T. Rowe Price Target Retirement 2045 Fund–Advisor Class (PAFFX)

T. Rowe Price Target Retirement 2050 Fund (TRFOX)

 T. Rowe Price Target Retirement 2050 Fund–Advisor Class (PAOFX)

T. Rowe Price Target Retirement 2055 Fund (TRFFX)

 T. Rowe Price Target Retirement 2055 Fund–Advisor Class (PAFTX)

T. Rowe Price Target Retirement 2060 Fund (TRTFX)

 T. Rowe Price Target Retirement 2060 Fund–Advisor Class (TRTGX)

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC. (PRSCX)

T. Rowe Price Science & Technology Fund–Advisor Class (PASTX)

T. ROWE PRICE SHORT-TERM BOND FUND, INC. (PRWBX)

T. Rowe Price Short-Term Bond Fund–Advisor Class (PASHX)

T. Rowe Price Ultra Short-Term Bond Fund (TRBUX)

T. ROWE PRICE SMALL-CAP STOCK FUND, INC. (OTCFX)

T. Rowe Price Small-Cap Stock Fund–Advisor Class (PASSX)

T. ROWE PRICE SMALL-CAP VALUE FUND, INC. (PRSVX)

T. Rowe Price Small-Cap Value Fund–Advisor Class (PASVX)

T. ROWE PRICE SPECTRUM FUND, INC. (“Spectrum Funds”)

Spectrum Growth Fund (PRSGX)

Spectrum Income Fund (RPSIX)

Spectrum International Fund (PSILX)

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund (GTFBX)

Maryland Short-Term Tax-Free Bond Fund (PRMDX)

Maryland Tax-Free Bond Fund (MDXBX)

Maryland Tax-Free Money Fund (TMDXX)

New Jersey Tax-Free Bond Fund (NJTFX)

New York Tax-Free Bond Fund (PRNYX)

New York Tax-Free Money Fund (NYTXX)

Virginia Tax-Free Bond Fund (PRVAX)

T. ROWE PRICE STRATEGIC INCOME FUND, INC. (PRSNX)

T. Rowe Price Strategic Income Fund–Advisor Class (PRSAX)

T. ROWE PRICE SUMMIT FUNDS, INC. (“Summit Income Funds”)

T. Rowe Price Summit Cash Reserves Fund (TSCXX)

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. (“Summit Municipal Funds”)

T. Rowe Price Summit Municipal Money Market Fund (TRSXX)

T. Rowe Price Summit Municipal Intermediate Fund (PRSMX)

T. Rowe Price Summit Municipal Intermediate Fund–Advisor Class (PAIFX)

T. Rowe Price Summit Municipal Income Fund (PRINX)

T. Rowe Price Summit Municipal Income Fund–Advisor Class (PAIMX)

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. (“Tax-Efficient Funds”)

T. Rowe Price Tax-Efficient Equity Fund (PREFX)

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC. (PTEXX)

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC. (PRFHX)

T. Rowe Price Tax-Free High Yield Fund–Advisor Class (PATFX)

T. ROWE PRICE TAX-FREE INCOME FUND, INC. (PRTAX)

T. Rowe Price Tax-Free Income Fund–Advisor Class (PATAX)

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. (PRFSX)

T. Rowe Price Tax-Free Short-Intermediate Fund–Advisor Class (PATIX)

T. Rowe Price Tax-Free Ultra Short-Term Bond Fund (PRTUX)

T. ROWE PRICE U.S. BOND ENHANCED INDEX FUND, INC. (PBDIX)

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC. (TRULX)

T. Rowe Price U.S. Large-Cap Core Fund–Advisor Class (PAULX)

T. ROWE PRICE U.S. TREASURY FUNDS, INC. (“U.S. Treasury Funds”)

U.S. Treasury Intermediate Fund (PRTIX)

U.S. Treasury Long-Term Fund (PRULX)

U.S. Treasury Money Fund (PRTXX)

T. ROWE PRICE VALUE FUND, INC. (TRVLX)

T. Rowe Price Value Fund–Advisor Class (PAVLX)

Mailing Address:

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This SAI is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. (“Investment Services”).

Each fund’s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund’s annual or semiannual report and incorporated by reference into this SAI. The Asia Opportunities Fund, Asia Opportunities Fund—Advisor Class, Credit Opportunities Fund, Credit Opportunities Fund—Advisor Class, Institutional Credit Opportunities Fund, Institutional Frontier Markets Equity Fund, Institutional Global Multi–Sector Bond Fund, Institutional Long Duration Credit Fund, Intermediate Tax-Free High Yield Fund, Intermediate Tax-Free High Yield Fund–Advisor Class, International Concentrated Equity Fund, International Concentrated Equity Fund—Advisor Class, Retirement 2060 Fund, Retirement 2060 Fund—Advisor Class, Retirement 2060 Fund—R Class, Target Retirement 2005 Fund, Target Retirement 2005 Fund—Advisor Class, Target Retirement 2010 Fund, Target

Retirement 2010 Fund—Advisor Class, Target Retirement 2015 Fund, Target Retirement 2015 Fund—Advisor Class, Target Retirement 2020 Fund, Target Retirement 2020 Fund—Advisor Class, Target Retirement 2025 Fund, Target Retirement 2025 Fund—Advisor Class, Target Retirement 2030 Fund, Target Retirement 2030 Fund—Advisor Class, Target Retirement 2035 Fund, Target Retirement 2035 Fund—Advisor Class, Target Retirement 2040 Fund, Target Retirement 2040 Fund—Advisor Class, Target Retirement 2045 Fund, Target Retirement 2045 Fund—Advisor Class, Target Retirement 2050 Fund, Target Retirement 2050 Fund—Advisor Class, Target Retirement 2055 Fund, Target Retirement 2055 Fund—Advisor Class, Target Retirement 2060 Fund, Target Retirement 2060 Fund—Advisor Class and Tax–Free Ultra Short–Term Bond Fund have not been in operation long enough to have complete financial statements.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

PART I – TABLE OF CONTENTS

References to the following are as indicated:

Internal Revenue Code of 1986, as amended (“Code”)

Investment Company Act of 1940, as amended (“1940 Act”)

Moody’s Investors Service, Inc. (“Moody’s”)

Securities Act of 1933, as amended (“1933 Act”)

Securities and Exchange Commission (“SEC”)

Securities Exchange Act of 1934, as amended (“1934 Act”)

Standard & Poor’s Corporation (“S&P”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price Hong Kong Limited (“Price Hong Kong”)

T. Rowe Price International Ltd (“T. Rowe Price International”)

T. Rowe Price Singapore Private Ltd. (“Price Singapore”)

Advisor Class

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The Advisor Class shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.

F Class

The F Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The F Class shares are designed to be sold only through financial advisors and certain third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services. F Class shares are not intended to be offered by intermediaries through a mutual fund “supermarket” platform.

R Class

The R Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The R Class shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and certain other accounts, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others.

Inflation Focused Bond Fund, Multi-Sector Account Portfolios, and TRP Reserve Funds

These funds are not available for direct purchase by members of the public. Shares of these funds may only be purchased by or on behalf of mutual funds, section 529 college savings plans, or certain institutional client accounts for which T. Rowe Price or one of its affiliates has discretionary investment authority.

Institutional Funds

The Institutional Funds have a $1,000,000 initial investment minimum (except for their F Class shares) and are designed for institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund’s category, which should be used to identify groups of funds that are referenced throughout this SAI.

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Africa & Middle East	International Equity	Oct 31	Oct 31	Apr 30	March 1
Asia Opportunities	International Equity	Oct 31	Oct 31	Apr 30	March 1
Asia Opportunities Fund–Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Balanced	Blended	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund–R Class	Equity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
California Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation	Equity	Dec 31	Dec 31	June 30	May 1
Capital Appreciation Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund–R Class	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Credit Opportunities	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Credit Opportunities Fund–Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Diversified Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Small-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Emerging Europe	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Corporate Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Corporate Bond–Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Corporate Multi-Sector Account Portfolio	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Local Currency Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Local Currency Bond Fund–Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Local Multi-Sector Account Portfolio	International Bond	Dec 31	Dec 31	June 30	May 1

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Emerging Markets Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund–R Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500	Index Equity	Dec 31	Dec 31	June 30	May 1
European Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services	Equity	Dec 31	Dec 31	June 30	May 1
Floating Rate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Floating Rate Fund–Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Floating Rate Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Georgia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Allocation	Blended	Oct 31	Oct 31	Apr 30	March 1
Global Allocation Fund–Advisor Class	Blended	Oct 31	Oct 31	Apr 30	March 1
Global Growth Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Growth Stock Fund–Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Industrials	International Equity	Dec 31	Dec 31	June 30	May 1
Global Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Global Real Estate Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Global Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Stock Fund–Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology	Equity	Dec 31	Dec 31	June 30	May 1
GNMA	Taxable Bond	May 31	May 31	Nov 30	Oct 1
TRP Government Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth & Income	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund–R Class	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences	Equity	Dec 31	Dec 31	June 30	May 1
High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Fund–Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Inflation Focused Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Inflation Protected Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Africa & Middle East	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Concentrated International Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Core Plus	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Core Plus-F Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Institutional Credit Opportunities	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Institutional Emerging Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Floating Rate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Floating Rate-F Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Frontier Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Global Focused Growth Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Global Growth Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Global Multi-Sector Bond	International Bond	May 31	May 31	Nov 30	Oct 1
Institutional Global Value Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Institutional International Core Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional International Growth Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Large-Cap Core Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Long Duration Credit	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Mid-Cap Equity Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Institutional U.S. Structured Research	Equity	Dec 31	Dec 31	June 30	May 1
Intermediate Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Intermediate Tax-Free High Yield–Advisor Class	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
International Bond Fund–Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
International Concentrated Equity Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Concentrated Equity Fund–Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Discovery	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income	International Equity	Oct 31	Oct 31	Apr 30	March 1

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
International Growth & Income Fund–Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund–R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund–Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund–R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Investment-Grade Corporate Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Japan	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America	International Equity	Oct 31	Oct 31	Apr 30	March 1
Maryland Short-Term Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Media & Telecommunications	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund–R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund–R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mortgage-Backed Securities Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
New America Growth	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
New Asia	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons	Equity	Dec 31	Dec 31	June 30	May 1
New Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund–Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund–R Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Overseas Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Personal Strategy Balanced	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Growth	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Income	Blended	May 31	May 31	Nov 30	Oct 1
Prime Reserve	Taxable Money	May 31	May 31	Nov 30	Oct 1
Real Assets Fund	Equity	Dec 31	Dec 31	June 30	May 1

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
TRP Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2005 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2005 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2050	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2050 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2050 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Retirement 2055	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2055 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2055 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2060	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2060 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2060 Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund–R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Science & Technology	Equity	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund–Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Government Reserve	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Reserve	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Growth	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum Income	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum International	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Strategic Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Strategic Income Fund–Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Summit Cash Reserves	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income–Advisor Class	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate–Advisor Class	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Money Market	Tax-Free Money	Oct 31	Oct 31	Apr 30	March 1
Target Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2005 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2010 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Target Retirement 2015 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2020 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2025 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2030 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2035 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2040 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2045	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2045 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2050	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2050 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2055	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2055 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2060	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Target Retirement 2060 Fund–Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Tax-Efficient Equity	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield–Advisor Class	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund–Advisor Class	Tax Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate–Advisor Class	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Ultra Short-Term Bond	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
U.S. Bond Enhanced Index	Index Bond	Oct 31	Oct 31	Apr 30	March 1
U.S. Large-Cap Core	Equity	Dec 31	Dec 31	June 30	May 1
U.S. Large-Cap Core Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
U.S. Treasury Intermediate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money	Taxable Money	May 31	May 31	Nov 30	Oct 1
Ultra Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Value	Equity	Dec 31	Dec 31	June 30	May 1
Value Fund–Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1

MANAGEMENT OF THE FUNDS

The officers and directors (the term “director” is used to refer to directors or trustees, as applicable) of the Price Funds are listed on the following pages. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

Each fund is overseen by a Board of Directors/Trustees (“Board”) that meets regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Boards elect the funds’ officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland or Massachusetts, and other applicable laws. At least 75% of each Board’s members are independent of T. Rowe Price and its affiliates. The directors who are also employees or officers of T. Rowe Price are considered to be inside or interested directors because of their relationships with T. Rowe Price and its affiliates. Each inside director and officer (except as indicated in the tables setting forth the directors’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years. The Boards normally hold five regularly scheduled formal meetings during each calendar year. Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), each Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Boards believe that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees, a Committee of Independent Directors, a Joint Audit Committee, and an Executive Committee, which are described in greater detail in the following paragraphs.

Edward C. Bernard, an inside director, serves as the Chairman of the Board of each fund. The independent directors of each fund have designated a Lead Independent Director, who functions as a liaison between the Chairman of the Board and the other independent directors. The Lead Independent Director presides at all executive sessions of the independent directors, reviews and provides input on Board meeting agendas and materials, and typically represents the independent directors in discussions with T. Rowe Price management. Anthony W. Deering currently serves as Lead Independent Director of each Board. Each fund’s Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the fund, on the one hand, and T. Rowe Price or its affiliates and the fund’s other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The same independent directors currently serve on the Boards of all of the Price Funds. This approach is designed to provide effective governance by exposing the independent directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background and experience, and permitting the Boards to operate more efficiently, particularly with respect to matters common to all Price Funds.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for, among other things, seeking, reviewing and selecting candidates to fill vacancies on each fund’s Board, periodically evaluating the compensation payable to the independent directors, and performing certain functions with respect to the governance of the funds. The Lead Independent Director serves as chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees for director. Shareholders should submit their recommendations to the secretary of the funds. The committee met four times in 2013 in conjunction with the full Board.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Anthony W. Deering, Robert J. Gerrard, Jr., John G. Schreiber, and Mark R. Tercek. Mr. Tercek serves as chairman of the committee. The Joint Audit Committee oversees the pricing processes for the Price Funds and holds three regular meetings during each fiscal year. Two of the meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; and (6) any accounting questions relating to particular areas of the Price Funds’ operations or the operations of parties dealing with the Price Funds, as circumstances indicate. A third meeting is devoted primarily to a review of the risk management program of the funds’ investment adviser. The Joint Audit Committee met three times in 2013.

The Executive Committee, which consists of each fund’s interested directors, has been authorized by its respective Board to exercise all powers of the Boards of the funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board. The Executive Committee for each fund does not hold regularly scheduled meetings. The Executive Committee was called upon to take action on behalf of one fund during 2013.

In addition to the Boards and the three standing committees, the directors had established a Fixed Income Advisory Board with respect to the domestic fixed income Price Funds. The Fixed Income Advisory Board had been composed of Robert J. Gerrard, Jr. and Cecilia E. Rouse, who served in a consultative capacity to the Board of each of the domestic fixed income Price Funds. In this capacity, they participated in Board discussions and reviewed Board materials relating to the domestic fixed income Price Funds, although they were not eligible to vote on any matter presented to the Boards of the domestic fixed income Price Funds. In October 2013, Mr. Gerrard and Dr. Rouse were elected independent directors of the domestic fixed income Price Funds, at which point the Fixed Income Advisory Board was terminated.

Like other mutual funds, the funds are subject to risks, including investment, compliance, operational, and valuation risks, among others. The Boards oversee risk as part of their oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ Chief Compliance Officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks faced by the funds and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from members of the advisers’ Risk Management Oversight Committee on the significant risks inherent to the advisers’ business, including aggregate investment risks, reputational risk, business continuity risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment sub-advisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective. Not all risks that may affect the funds can be identified. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Each director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors, has led to the conclusion that each director should serve on the Boards of the Price Funds. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the funds’ management and counsel and the various service providers to the funds, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the actual service and commitment of the directors during their tenure on the funds’ Boards is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the Price Funds, public companies, non-profit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Boards. Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each director that led to the conclusion that he or she should serve as a director.

Edward C. Bernard has been an interested director, and Chairman of the Board, of all the Price Funds for the past 7 years. Mr. Bernard has 25 years of experience in the investment management industry, all of which have been with T. Rowe Price. In addition to his responsibilities with T. Rowe Price and the Price Funds, Mr. Bernard served as chairman (from 2009 to 2011) and is currently the vice chairman of the board of governors of the Investment Company Institute, the national trade association for the mutual fund industry.

William R. Brody has been an independent director of the Price Funds for the past 4 years. Dr. Brody has substantial experience in the public health and research fields, as well as academia. He previously served as President of the Johns Hopkins University, as well as on the boards of John Hopkins University, Johns Hopkins Health System, Salk Institute for Biological Studies, IBM, and Novartis. He has also served on the boards of a number of other private companies and non-profit entities, including Kool Smiles, Novamed, Stanford University, and the Commonwealth Fund, which funds health services research.

Anthony W. Deering has been an independent director of the Price Funds for more than 30 years. He currently serves as the Lead Independent Director and as a member of the Joint Audit Committee. Mr. Deering brings a wealth of financial services and investment management experience to the Boards. He is the former chair and chief executive officer of the Rouse Company and has also served on the boards of a number of public companies, including Deutsche Bank North America, Vornado Realty Trust, Mercantile Bank, and Under Armour. He has also served on the boards of a number of private companies and non-profit entities, including the Investment Company Institute, Baltimore Museum of Art, Parks & People Foundation, The Rouse Company Foundation, and The Charlesmead Foundation among others.

Donald W. Dick, Jr. has been an independent director of the Price Funds for more than 30 years. He has significant investment and business experience from serving as a principal in a private equity firm and has previously served on the boards of manufacturing, construction, publishing, and advertising companies in the U.S. and Europe.

Bruce W. Duncan has substantial experience in the fields of commercial real estate and property management. He currently serves as chief executive officer and director of First Industrial Realty Trust and has held a variety of senior roles and board positions with Starwood Hotels & Resorts. In October 2013, he was elected independent director of the Price Funds.

Robert J. Gerrard, Jr. has been an independent director of certain Price Funds since May 2012 and currently serves as a member of the Joint Audit Committee. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and as general counsel to Scripps Networks.

Michael C. Gitlin has been an interested director of certain fixed income Price Funds for the past three years. He has served as the Director of Fixed Income for T. Rowe Price since 2009. He joined T. Rowe Price in 2007, where he initially served as the Global Head of Trading until becoming the Director of Fixed Income. Prior to joining T. Rowe Price, he held several roles in the securities industry, including Head of U.S. Equity Sales at Citigroup Global Markets.

Karen N. Horn has been an independent director of the Price Funds for the past 10 years. Ms. Horn has substantial experience in the financial services industry and the arts. She is a limited partner and senior managing director of Brock Capital Group, and has served on the boards of a number of public companies, including Eli Lilly, Simon Property Group, the Federal National Mortgage Association, and Norfolk Southern. She has also served on the boards of a number of private companies and non-profit entities, including the National Bureau of Economic Research, Council on Foreign Relations, and the Florence Griswold Museum.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments. He also has significant global experience. He has served on the boards of a number of private and non-profit entities, including Dunbar Armored, Vizzia Technologies, Gilman School, and Living Classrooms Foundation. In October 2013, he was elected independent director of the Price Funds.

Brian C. Rogers has been an interested director of certain Price Funds for more than 20 years. Mr. Rogers has served in a variety of senior leadership roles since joining T. Rowe Price in 1982. Prior to that, he was employed by Bankers Trust Company. In addition to various offices held with T. Rowe Price and its affiliates, he serves as the portfolio manager of the Equity Income Fund and Equity Income Portfolio, and as a member of the T. Rowe Price Asset Allocation Committee.

Cecilia E. Rouse has been an independent director of certain Price Funds since May 2012. Dr. Rouse has extensive experience in the fields of higher education and economic research. She has served in a variety of roles at Princeton University, including as a dean, professor, and leader of economic research. She has also served on the board of MDRC, a non-profit education and social policy organization dedicated to improving programs and policies that affect the poor, and as a member of numerous entities, including the American Economic Association, National Bureau of Economic Research, National Academy of Education, and the Association of Public Policy and Management Policy Council.

John G. Schreiber has been an independent director of the Price Funds for more than 20 years and currently serves as a member of the Joint Audit Committee. He has significant experience investing in real estate transactions and brings substantial financial services and investment management experience to the boards. He is the President of Centaur Capital Partners, Inc. and is a Partner and Co-Founder of Blackstone Real Estate Advisors. He previously served as chairman and chief executive officer of JMB Urban Development Co. and Executive Vice President of JMB Realty Corporation. Mr. Schreiber currently serves on the boards of JMB Realty Corporation, Brixmor Shopping Centers, Hilton Worldwide, and Blackstone Mortgage Trust, and is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company, General Growth Properties, and AMLI Residential Properties Trust.

Mark R. Tercek has been an independent director of the Price Funds for the past four years and currently serves as chairman of the Joint Audit Committee. He brings substantial financial services experience to the boards. He was a managing director of Goldman Sachs and is currently president and chief executive officer of The Nature Conservancy.

In addition, the following tables provide biographical information for the directors, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies and Other Investment Companies During Past 5 Years
William R. Brody 1944 163 portfolios	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present)	Novartis, Inc. (2009 to present); IBM (2007 to present)
Anthony W. Deering 1945 163 portfolios

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present)

Under Armour (2008 to present); Vornado Real Estate Investment Trust (2004 to 2012); Deutsche Bank North America (2004 to present)
Donald W. Dick, Jr. 1943 163 portfolios	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)	None

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies and Other Investment Companies During Past 5 Years
Bruce W. Duncan 1951 163 portfolios

President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), Director Starwood Hotels & Resorts, hotel and leisure company (1999 to present)

None
Robert J. Gerrard, Jr. 1952 163 portfolios

Chairman of Compensation Committee, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011); Advisory Board member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Syniverse Holdings, Inc. (2008 to 2011)
Karen N. Horn 1943 163 portfolios	Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present)	Eli Lilly and Company (1987 to present); Simon Property Group (2004 to present); Norfolk Southern (2008 to present)
Paul F. McBride 1956 163 portfolios	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)	None
Cecilia E. Rouse 1963 163 portfolios

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member of National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member of President’s Council of Economic Advisers (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

None
John G. Schreiber 1946 163 portfolios

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present)

General Growth Properties, Inc. (2010 to 2013)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies and Other Investment Companies During Past 5 Years
Mark R. Tercek 1957 163 portfolios	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)	None

(a) All information about the directors was current as of December 31, 2013, except for the number of portfolios, which is current as of the date of this SAI.

Inside Directors(a)

The following persons are considered interested persons of the funds because they also serve as employees of T. Rowe Price or its affiliates. No more than two inside directors serve as directors of any fund.

The Boards invite nominations from the funds’ investment adviser for persons to serve as interested directors, and the Board reviews and approves these nominations. Each of the current interested directors is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. Mr. Bernard has served as a director of all Price Funds and has been Chairman of the Board for all Price Funds since 2006. Mr. Gitlin became a director of certain Price Funds in 2010, and Mr. Rogers has served as director of certain Price Funds since 2006, in each case serving as a member of the Executive Committee. In addition, specific experience with respect to the interested directors’ occupations and directorships of public companies and other investment companies are set forth in the following table.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies
Edward C. Bernard 1956 163 portfolios

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company

Chairman of the Board, all funds

None
Michael C. Gitlin 1970 54 portfolios	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International President, Multi-Sector Account Portfolios	None

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies
Brian C. Rogers; CFA, CIC 1955 109 portfolios

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

President, Equity Income Fund and Institutional Equity Funds; Vice President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund

None

(a) All information about the directors was current as of December 31, 2013, except for the number of portfolios, which is current as of the date of this SAI.

Funds-of-Funds Arrangements

The Board is responsible for overseeing the business and affairs of the Funds-of-Funds, which consists of the following: Spectrum Growth Fund, Spectrum Income, and Spectrum International Fund (collectively the “Spectrum Funds”); Retirement 2005 Fund, Retirement 2010 Fund, Retirement 2015 Fund, Retirement 2020 Fund, Retirement 2025 Fund, Retirement 2030 Fund, Retirement 2035 Fund, Retirement 2040 Fund, Retirement 2045 Fund, Retirement 2050 Fund, Retirement 2055 Fund, Retirement 2060 Fund and Retirement Income Fund (collectively the “RDFs”); and Target Retirement 2005 Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Target Retirement 2055 Fund, and Target Retirement 2060 Fund (collectively the “TRFs”). The Spectrum Funds, RDFs, and TRFs are referred to collectively as “Funds-of-Funds” and each fund individually a “Fund-of-Fund,” and where the policies that apply to both the RDFs and TRFs are identical, the RDFs and TRFs will be referred to collectively as “Retirement Funds.”

In exercising their responsibilities, the Boards, among other things, will refer to the policies, conditions, and guidelines included in an Exemptive Application (and accompanying Notice and Order) originally granted by the SEC in connection with the creation and operation of the Spectrum Funds. The RDFs and TRFs rely on this same Exemptive Application and Order because the order was designed to cover any Fund-of-Funds arrangements that operate in a similar manner to the Spectrum Funds.

In connection with the Exemptive Order, the various Price Funds in which the Funds-of-Funds invest (collectively, the “underlying Price Funds”) have entered into Special Servicing Agreements with T. Rowe Price and each respective Spectrum Fund, RDF, and/or TRF in which they invest. The Special Servicing Agreements provide that each underlying Price Fund in which a Fund-of-Funds invests will bear its proportionate share of the expenses of that Fund-of-Funds if, and to the extent that, the underlying Price Fund’s savings from the operation of the Fund-of-Funds exceed these expenses. T. Rowe Price has agreed to bear any expenses of each Fund-of-Fund that exceed the estimated savings to each of the underlying Price Funds. As a result, the Funds-of-Funds do not pay an investment management fee and will effectively pay no operating expenses at the Fund-of-Fund level, although shareholders of the Funds-of-Funds will still indirectly bear their proportionate share of the expenses of each underlying Price Fund in which the Fund-of-Funds invests.

A majority of the directors of the Funds-of-Funds are independent of T. Rowe Price and its affiliates. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and its affiliates also serve in similar positions with most of the underlying Price Funds. Thus, if the interests of the Funds-of-Funds and the underlying Price Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price Funds. The directors of Funds-of-Funds believe they have structured the

Funds-of-Funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds and the directors and officers of T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund’s Board (or that of the corporation or trust of which the fund is a part).

		Independent Directors
Corporation/Trust	Number of portfolios	Brody	Deering	Dick	Duncan	Gerrard	Horn	McBride	Rouse	Schreiber	Tercek
Balanced	1	2009	2001	1991	2013	2012	2003	2013	2012	2001	2009
Blue Chip Growth	1	2009	2001	1993	2013	2012	2003	2013	2012	2001	2009
California Tax-Free Income Trust	2	2009	1986	2001	2013	2013	2003	2013	2013	1992	2009
Capital Appreciation	1	2009	2001	1986	2013	2012	2003	2013	2012	2001	2009
Capital Opportunity	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
Corporate Income	1	2009	1995	2001	2013	2013	2003	2013	2013	1995	2009
Credit Opportunities	1	2014	2014	2014	2014	2014	2014	2014	2014	2014	2014
Diversified Mid-Cap Growth	1	2009	2003	2003	2013	2012	2003	2013	2012	2003	2009
Diversified Small-Cap Growth	1	2009	2001	1997	2013	2012	2003	2013	2012	2001	2009
Dividend Growth	1	2009	2001	1992	2013	2012	2003	2013	2012	2001	2009
Equity Income	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
Financial Services	1	2009	2001	1996	2013	2012	2003	2013	2012	2001	2009
Floating Rate	1	2011	2011	2011	2013	2013	2011	2013	2013	2011	2011
Global Allocation	1	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013
Global Real Estate	1	2009	2008	2008	2013	2012	2008	2013	2012	2008	2009
Global Technology	1	2009	2001	2000	2013	2012	2003	2013	2012	2001	2009
GNMA	1	2009	1985	2001	2013	2013	2003	2013	2013	1992	2009
Growth & Income	1	2009	2001	1982	2013	2012	2003	2013	2012	2001	2009
Growth Stock	1	2009	2001	1980	2013	2012	2003	2013	2012	2001	2009
Health Sciences	1	2009	2001	1995	2013	2012	2003	2013	2012	2001	2009
High Yield	1	2009	1984	2001	2013	2013	2003	2013	2013	1992	2009
Index Trust	3	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
Inflation Focused Bond	1	2009	2006	2006	2013	2013	2006	2013	2013	2006	2009
Inflation Protected Bond	1	2009	2002	2002	2013	2013	2003	2013	2013	2002	2009
Institutional Equity	6	2009	2001	1996	2013	2012	2003	2013	2012	2001	2009
Institutional Income	6	2009	2002	2002	2013	2013	2003	2013	2013	2002	2009
Institutional International	11	2009	1991	1989	2013	2012	2003	2013	2012	2001	2009
Intermediate Tax-Free High Yield	1	2014	2014	2014	2014	2014	2014	2014	2014	2014	2014

		Independent Directors
Corporation/Trust	Number of portfolios	Brody	Deering	Dick	Duncan	Gerrard	Horn	McBride	Rouse	Schreiber	Tercek
International	20	2009	1991	1988	2013	2012	2003	2013	2012	2001	2009
International Index	1	2009	2000	2000	2013	2012	2003	2013	2012	2001	2009
Media & Telecommunications	1	2009	2001	1997	2013	2012	2003	2013	2012	2001	2009
Mid-Cap Growth	1	2009	2001	1992	2013	2012	2003	2013	2012	2001	2009
Mid-Cap Value	1	2009	2001	1996	2013	2012	2003	2013	2012	2001	2009
Multi-Sector Account Portfolios	6	2012	2012	2012	2013	2013	2012	2013	2013	2012	2012
New America Growth	1	2009	2001	1985	2013	2012	2003	2013	2012	2001	2009
New Era	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
New Horizons	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
New Income	1	2009	1980	2001	2013	2013	2003	2013	2013	1992	2009
Personal Strategy	3	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
Prime Reserve	1	2009	1979	2001	2013	2013	2003	2013	2013	1992	2009
Real Assets	1	2010	2010	2010	2013	2012	2010	2013	2012	2010	2010
Real Estate	1	2009	2001	1997	2013	2012	2003	2013	2012	2001	2009
TRP Reserve Investment	4	2009	1997	2001	2013	2013	2003	2013	2013	1997	2009
Retirement	25	2009	2002	2002	2013	2012	2003	2013	2012	2002	2009
Science & Technology	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
Short-Term Bond	2	2009	1983	2001	2013	2013	2003	2013	2013	1992	2009
Small-Cap Stock	1	2009	2001	1992	2013	2012	2003	2013	2012	2001	2009
Small-Cap Value	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009
Spectrum	3	2009	2001	1999	2013	2012	2003	2013	2012	2001	2009
State Tax-Free Income Trust	8	2009	1986	2001	2013	2013	2003	2013	2013	1992	2009
Strategic Income	1	2009	2008	2008	2013	2013	2008	2013	2013	2008	2009
Summit	1	2009	1993	2001	2013	2013	2003	2013	2013	1993	2009
Summit Municipal	3	2009	1993	2001	2013	2013	2003	2013	2013	1993	2009
Tax-Efficient	1	2009	2001	1997	2013	2012	2003	2013	2012	2001	2009
Tax-Exempt Money	1	2009	1983	2001	2013	2013	2003	2013	2013	1992	2009
Tax-Free High Yield	1	2009	1984	2001	2013	2013	2003	2013	2013	1992	2009
Tax-Free Income	1	2009	1983	2001	2013	2013	2003	2013	2013	1992	2009
Tax-Free Short-Intermediate	2	2009	1983	2001	2013	2013	2003	2013	2013	1992	2009
U.S. Bond Enhanced Index	1	2009	2000	2001	2013	2013	2003	2013	2013	2000	2009
U.S. Large-Cap Core	1	2009	2009	2009	2013	2012	2009	2013	2012	2009	2009
U.S. Treasury	3	2009	1989	2001	2013	2013	2003	2013	2013	1992	2009
Value	1	2009	2001	1994	2013	2012	2003	2013	2012	2001	2009

Corporation/Trust	Number of portfolios	Inside Directors
		Bernard	Gitlin	Rogers
Balanced	1	2006	—	2006
Blue Chip Growth	1	2006	—	2006
California Tax-Free Income Trust	2	2006	2010	—
Capital Appreciation	1	2006	—	2006
Capital Opportunity	1	2006	—	2013
Corporate Income	1	2006	2010	—
Credit Opportunities	1	2014	2014	—
Diversified Mid-Cap Growth	1	2006	—	2013
Diversified Small-Cap Growth	1	2006	—	2013
Dividend Growth	1	2006	—	2006
Equity Income	1	2006	—	2006
Financial Services	1	2006	—	2006
Floating Rate	1	2011	2011	—
Global Allocation	1	2013	—	2013
Global Real Estate	1	2008	—	2008
Global Technology	1	2006	—	2006
GNMA	1	2006	2010	—
Growth & Income	1	2006	—	2006
Growth Stock	1	2006	—	2006
Health Sciences	1	2006	—	2013
High Yield	1	2006	2010	—
Index Trust	3	2006	—	2006
Inflation Focused Bond	1	2006	2010	—
Inflation Protected Bond	1	2006	2010	—
Institutional Equity	6	2006	—	2006
Institutional Income	6	2006	2010	—
Institutional International	11	2006	—	2006
Intermediate Tax-Free High Yield	1	2014	2014	—
International	20	2006	—	2006
International Index	1	2006	—	2006
Media & Telecommunications	1	2006	—	2006
Mid-Cap Growth	1	2006	—	2006
Mid-Cap Value	1	2006	—	2006
Multi-Sector Account Portfolios	6	2012	2012	—
New America Growth	1	2006	—	2013
New Era	1	2006	—	2006
New Horizons	1	2006	—	2013
New Income	1	2006	2010	—
Personal Strategy	3	2006	—	2006
Prime Reserve	1	2006	2010	—

Corporation/Trust	Number of portfolios	Inside Directors
		Bernard	Gitlin	Rogers
Real Assets	1	2010	—	2010
Real Estate	1	2006	—	2006
TRP Reserve Investment	4	2006	2010	—
Retirement	25	2006	—	2006
Science & Technology	1	2006	—	2013
Short-Term Bond	2	2006	2010	—
Small-Cap Stock	1	2006	—	2013
Small-Cap Value	1	2006	—	2013
Spectrum	3	2006	—	2006
State Tax-Free Income Trust	8	2006	2010	—
Strategic Income	1	2008	2010	—
Summit	1	2006	2010	—
Summit Municipal	3	2006	2010	—
Tax-Efficient	1	2006	—	2006
Tax-Exempt Money	1	2006	2010	—
Tax-Free High Yield	1	2006	2010	—
Tax-Free Income	1	2006	2010	—
Tax-Free Short-Intermediate	2	2006	2010	—
U.S. Bond Enhanced Index	1	2006	2010	—
U.S. Large-Cap Core	1	2009	—	2009
U.S. Treasury	3	2006	2010	—
Value	1	2006	—	2006

Officers

Fund	Name	Position Held With Fund
All funds	Darrell N. Braman Roger L. Fiery III Gregory S. Golczewski David Oestreicher Deborah D. Seidel Julie L. Waples Gregory K. Hinkle Patricia B. Lippert John R. Gilner	Vice President Vice President Vice President Vice President Vice President Vice President Treasurer Secretary Chief Compliance Officer

Fund	Name	Position Held With Fund
Balanced

Charles M. Shriver

E. Frederick Bair

Kimberly E. DeDominicis

Anna M. Dopkin

Mark S. Finn

Paul A. Karpers

Robert M. Larkins

Wyatt A. Lee

Raymond A. Mills

Larry J. Puglia

Guido F. Stubenrauch

Toby M. Thompson

Richard T. Whitney

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Blue Chip Growth

Larry J. Puglia

Ziad Bakri

Peter J. Bates

Ryan N. Burgess

Eric L. DeVilbiss

Shawn T. Driscoll

Paul D. Greene II

Ryan S. Hedrick

Thomas J. Huber

George A. Marzano

Vivek Rajeswaran

Amit Seth

Robert W. Sharps

Taymour R. Tamaddon

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
California Tax-Free Income Trust California Tax-Free Bond California Tax-Free Money

Hugh D. McGuirk

Joseph K. Lynagh

Konstantine B. Mallas

Austin Applegate

Steven G. Brooks

M. Helena Condez

G. Richard Dent

Charles E. Emrich

Alan D. Levenson

Linda A. Murphy

Alexander S. Obaza

Douglas D. Spratley

Timothy G. Taylor

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Assistant Vice President

Fund	Name	Position Held With Fund
Capital Appreciation

David R. Giroux

Ryan N. Burgess

Paul D. Greene II

Nina P. Jones

Vidya Kadiyam

Steven D. Krichbaum

John D. Linehan

Paul M. Massaro

Sudhir Nanda

Robert T. Quinn, Jr.

Farris G. Shuggi

Gabriel Solomon

William J. Stromberg

Taymour R. Tamaddon

Susan G. Troll

Tamara P. Wiggs

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Capital Opportunity

Anna M. Dopkin

Kennard W. Allen

Peter J. Bates

Ryan N. Burgess

Christopher W. Carlson

Ira W. Carnahan

Ann M. Holcomb

Jennifer Martin

Jason B. Polun

Robert T. Quinn, Jr.

Gabriel Solomon

Taymour R. Tamaddon

Eric L. Veiel

Justin P. White

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Corporate Income

David A. Tiberii

Steve Boothe

Steven G. Brooks

Michael P. Daley

Michael J. Grogan

Paul A. Karpers

Michael Lambe

Alan D. Levenson

Samy B. Muaddi

Alexander S. Obaza

Miso Park

Vernon A. Reid, Jr.

Theodore E. Robson

Brian M. Ropp

Kimberly A Stokes

Robert D. Thomas

Lauren T. Wagandt

Edward A. Wiese

Thea N. Williams

J. Howard Woodward

Zhen Xia

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund
Credit Opportunities

Paul A. Karpers

Michael F. Blandino

Christopher P. Brown, Jr.

Andrew P. Jamison

James M. Murphy

Brian A. Rubin

Robert D. Thomas

Siby Thomas

Lauren T. Wagandt

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Mid-Cap Growth

Donald J. Peters

Donald J. Easley

Kennard W. Allen

Peter J. Bates

Brian W.H. Berghuis

Eric L. DeVilbiss

Sudhir Nanda

Timothy E. Parker

Amit Seth

John F. Wakeman

Rouven J. Wool-Lewis

(For remaining officers, refer to the “All funds” table)

President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Small-Cap Growth	Sudhir Nanda Boyko Atanassov Donald J. Easley Prashant G. Jeyaganesh Curt J. Organt Farris G. Shuggi J. David Wagner (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President
Dividend Growth

Thomas J. Huber

Peter J. Bates

Jon M. Friar

James H. Friedland

David M. Lee

Robert T. Quinn, Jr.

Jeffrey Rottinghaus

David L. Rowlett

Gabriel Solomon

John M. Williams

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income

Brian C. Rogers

Andrew M. Brooks

Mark S. Finn

Jon M. Friar

David R. Giroux

Thomas J. Huber

Nina P. Jones

John D. Linehan

Robert T. Quinn, Jr.

John M. Williams

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Fund	Name	Position Held With Fund
Financial Services

Gabriel Solomon

Stephen M. Finamore

Christopher T. Fortune

Jon M. Friar

Nina P. Jones

Yoichiro Kai

Ian C. McDonald

Michael J. McGonigle

Jason B. Polun

Frederick A. Rizzo

Matt J. Snowling

Gabriel Solomon

Mitchell J.K. Todd

Eric L. Veiel

Tamara P. Wiggs

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Floating Rate

Mark J. Vaselkiv

Paul M. Massaro

Brian E. Burns

Michael F. Connelly

Stephen M. Finamore

Justin T. Gerbereux

David R. Giroux

Steven C. Huber

Paul A. Karpers

Michael J. McGonigle

Brian A. Rubin

Thomas E. Tewksbury

Thea N. Williams

(For remaining officers, refer to the “All funds” table)

President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Allocation	Charles M. Shriver Robert L. Harlow Steven C. Huber Stefan Hubrich Robert M. Larkins Robert A. Panariello Toby M. Thompson Richard T. Whitney (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Real Estate

David M. Lee

Richard N. Clattenburg

Tetsuji Inoue

Nina P. Jones

Robert J. Marcotte

Raymond A. Mills

Eric C. Moffett

Philip A. Nestico

Viral S. Patel

Marta Yago

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Fund	Name	Position Held With Fund
Global Technology

Joshua K. Spencer

Kennard W. Allen

Christopher W. Carlson

David J. Eiswert

Henry M. Ellenbogen

Paul D. Greene II

Rhett K. Hunter

Heather K. McPherson

Tobias F. Mueller

Hiroaki Owaki

Michael F. Sola

Thomas H. Watson

Justin P. White

Alison Mei Ling Yip

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
GNMA

Andrew C. McCormick

Anil K. Andhavarapu

Stephen L. Bartolini

Brian J. Brennan

Christopher P. Brown, Jr.

Keir R. Joyce

Martin G. Lee

Alan D. Levenson

Michael K. Sewell

John D. Wells

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth & Income

Thomas J. Huber

Peter J. Bates

Ryan N. Burgess

Andrew S. Davis

Shawn T. Driscoll

Nina P. Jones

Jeffrey Rottinghaus

David L. Rowlett

Matt J. Snowling

Joshua K. Spencer

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth Stock

Joseph B. Fath

Andrew S. Davis

Shawn T. Driscoll

David J. Eiswert

Jon M. Friar

Paul D. Greene II

Barry Henderson

Daniel Martino

Robert W. Sharps

Robert W. Smith

Taymour R. Tamaddon

Thomas H. Watson

Justin P. White

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Fund	Name	Position Held With Fund
Health Sciences	Taymour R. Tamaddon Ziad Bakri Melissa C. Gallagher Jason Nogueira Adam Poussard Kyle Rasbach Jon Davis Wood Rouven J. Wool-Lewis (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
High Yield

Mark J. Vaselkiv

Jason A. Bauer

Andrew M. Brooks

Andrew L. Cohen

Michael F. Connelly

Michael Della Vedova

Carson R. Dickson

Stephen M. Finamore

Justin T. Gerbereux

Andrew P. Jamison

Paul A. Karpers

Paul M. Massaro

Brian A. Rubin

Thomas E. Tewksbury

Michael J. Trivino

Thea N. Williams

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Index Trust Equity Index 500 Extended Equity Market Index Total Equity Market Index	E. Frederick Bair Ken D. Uematsu R. Scott Livingston Neil Smith Craig A. Thiese J. Zachary Wood (For remaining officers, refer to the “All funds” table)	President Executive Vice President Vice President Vice President Vice President Vice President
Inflation Focused Bond

Daniel O. Shackelford

Stephen L. Bartolini

Brian J. Brennan

Steven G. Brooks

Jerome A. Clark

Bridget A. Ebner

Michael J. Grogan

Geoffrey M. Hardin

Charles B. Hill

Keir R. Joyce

Wyatt A. Lee

Andrew C. McCormick

Cheryl A. Mickel

Vernon A. Reid, Jr.

Michael F. Reinartz

John D. Wells

Edward A. Wiese

Scott D. Solomon

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Assistant Vice President

Fund	Name	Position Held With Fund
Inflation Protected Bond	Daniel O. Shackelford Stephen L. Bartolini Brian J. Brennan Geoffrey M. Hardin Alan D. Levenson Andrew C. McCormick Rebecca L. Setcavage (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President

Institutional Equity Funds

 Institutional Large-Cap Core Growth

 Institutional Large-Cap Growth

 Institutional Large-Cap Value

 Institutional Mid-Cap Equity Growth

 Institutional Small-Cap Stock

 Institutional U.S. Structured Research

Brian C. Rogers

Brian W.H. Berghuis

Anna M. Dopkin

Mark S. Finn

John D. Linehan

Gregory A. McCrickard

Larry J. Puglia

Robert W. Sharps

Ann M. Holcomb

J. David Wagner

John F. Wakeman

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Institutional Income Funds

 Institutional Core Plus

 Institutional Credit Opportunities

 Institutional Floating Rate

 Institutional Global Multi-Sector Bond

 Institutional High Yield

 Institutional Long Duration Credit

Mark J. Vaselkiv

Brian J. Brennan

Steven C. Huber

Paul A. Karpers

Paul M. Massaro

David A. Tiberii

Jason A. Bauer

Michael F. Blandino

Steve Boothe

Andrew M. Brooks

Christopher P. Brown, Jr.

Brian E. Burns

Andrew L. Cohen

Michael J. Conelius

Michael F. Connelly

Michael P. Daley

Stephen M. Finamore

Justin T. Gerbereux

David R. Giroux

Michael J. Grogan

Arif Husain

Andrew P. Jamison

Andrew J. Keirle

Michael Lambe

Robert M. Larkins

Martin G. Lee

Andrew C. McCormick

Michael J. McGonigle

Samy B. Muaddi

James M. Murphy

Alexander S. Obaza

Miso Park

Vernon A. Reid, Jr.

Theodore E. Robson

Brian M. Ropp

Brian A. Rubin

Daniel O. Shackelford

David A. Stanley

Kimberly A. Stokes

Ju Yen Tan

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund
	Thomas E. Tewksbury Robert. D. Thomas Siby Thomas Lauren T. Wagandt Edward A. Wiese Thea N. Williams J. Howard Woodward Zhen Xia (For remaining officers, refer to the “All funds” table)	Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Institutional International Funds

 Institutional Africa & Middle East

 Institutional Concentrated International Equity

 Institutional Emerging Markets Bond

 Institutional Emerging Markets Equity

 Institutional Frontier Markets Equity

 Institutional Global Focused Growth Equity

 Institutional Global Growth Equity

 Institutional Global Value Equity

 Institutional International Bond

 Institutional International Core Equity

 Institutional International Growth Equity

Christopher D. Alderson

Oliver D.M. Bell

R. Scott Berg

Richard N. Clattenburg

Michael J. Conelius

Mark J.T. Edwards

David J. Eiswert

Arif Husain

Andrew J. Keirle

Sebastien Mallet

Raymond A. Mills

Joshua Nelson

Jason Nogueira

Gonzalo Pangaro

Christopher J. Rothery

Federico Santilli

Robert W. Smith

Ulle Adamson

Roy H. Adkins

Paulina Amieva

Malik S. Asif

Peter J. Bates

Peter I. Botoucharov

Tala Boulos

Brian J. Brennan

Carolyn Hoi Che Chu

Archibald Ciganer Albeniz

Michael Della Vedova

Richard de los Reyes

Shawn T. Driscoll

Bridget A. Ebner

Mark S. Finn

Paul D. Greene II

Benjamin Griffiths

Richard L. Hall

Stefan Hubrich

Leigh Innes

Randal S. Jenneke

Yoichiro Kai

Christopher J. Kushlis

Mark J. Lawrence

David M. Lee

Christopher C. Loop

Anh Lu

Daniel Martino

Jonathan H.W. Matthews

Sudhir Nanda

Sridhar Nishtala

Michael D. Oh

Kenneth A. Orchard

Seun A. Oyegunle

Craig J. Pennington

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund

Sebastian Schrott

Robert W. Sharps

John C.A. Sherman

Gabriel Solomon

Joshua K. Spencer

David A. Stanley

Taymour R. Tamaddon

Ju Yen Tan

Dean Tenerelli

Eric L. Veiel

Verena E. Wachnitz

Christopher S. Whitehouse

J. Howard Woodward

Ernest C. Yeung

(For remaining officers, refer to the “All funds” table)

Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Intermediate Tax-Free High Yield

James M. Murphy

R. Lee Arnold, Jr.

M. Helena Condez

G. Richard Dent

Sarah J. Engle

Charles B. Hill

Dylan Jones

Marcy M. Lash

Konstantine B. Mallas

Hugh D. McGuirk

Linda A. Murphy

Timothy G. Taylor

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President

International Funds

 Africa & Middle East

 Asia Opportunities

 Emerging Europe

 Emerging Markets Bond

 Emerging Markets Corporate Bond

 Emerging Markets Local Currency Bond

 Emerging Markets Stock

 European Stock

 Global Industrials

 Global Growth Stock

 Global Stock

 International Bond

 International Concentrated Equity

 International Discovery

 International Growth & Income

 International Stock

 Japan

 Latin America

 New Asia

 Overseas Stock

Christopher D. Alderson

Peter J. Bates

Oliver D.M. Bell

R. Scott Berg

Archibald Ciganer Albeniz

Richard N. Clattenburg

Michael J. Conelius

Mark J.T. Edwards

David J. Eiswert

Leigh Innes

Arif Husain

Andrew J. Keirle

Anh Lu

Jonathan H.W. Matthews

Raymond A. Mills

Eric C. Moffett

Joshua Nelson

Jason Nogueira

Gonzalo Pangaro

Christopher J. Rothery

Federico Santilli

Robert W. Smith

Dean Tenerelli

Justin Thomson

Verena E. Wachnitz

Ulle Adamson

Roy H. Adkins

Syed H. Ali

Paulina Amieva

Malik S. Asif

Harishankar Balkrishna

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund

Sheena L. Barbosa

Luis M. Baylac

Peter I. Botoucharov

Tala Boulos

Brian J. Brennan

Ryan N. Burgess

Sheldon Chan

Tak Yiu Cheng

Carolyn Hoi Che Chu

Andrew S. Davis

Michael Della Vedova

Richard de los Reyes

Jessie Q. Ding

Shawn T. Driscoll

Bridget A. Ebner

Henry M. Ellenbogen

Luis Fananas

Mark S. Finn

Melissa C. Gallagher

Vishnu Vardhan Gopal

Paul D. Greene II

Benjamin Griffiths

Richard L. Hall

Stefan Hubrich

Tetsuji Inoue

Michael Jacobs

Randal S. Jenneke

Jin W. Jeong

Prashant G. Jeyaganesh

Yoichiro Kai

Jai Kapadia

Christopher J. Kushlis

Shengrong Lau

Mark J. Lawrence

David M. Lee

Christopher C. Loop

Sebastien Mallet

Ryan Martyn

Jihong Min

Samy B. Muaddi

Philip A. Nestico

Sridhar Nishtala

Michael D. Oh

Kenneth A. Orchard

Curt J. Organt

Paul T. O’Sullivan

Hiroaki Owaki

Seun A. Oyegunle

Craig J. Pennington

Austin M. Powell

Vivek Rajeswaran

Frederick A. Rizzo

David L. Rowlett

Sebastian Schrott

Amitabh Shah

Jeneiv Shah

Robert W. Sharps

John C.A. Sherman

Gabriel Solomon

Eunbin Song

Joshua K. Spencer

David A. Stanley

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund

Taymour R. Tamaddon

Ju Yen Tan

Sin Dee Tan

Siby Thomas

Mitchell J.K. Todd

Kes Visuvalingam

David J. Wallack

Hiroshi Watanabe

Christopher S. Whitehouse

Clive M. Williams

J. Howard Woodward

Marta Yago

Ernest C. Yeung

Alison Mei Ling Yip

Wenli Zheng

(For remaining officers, refer to the “All funds” table)

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

International Index Fund International Equity Index	E. Frederick Bair Neil Smith R. Scott Livingston Craig A. Thiese Ken D. Uematsu J. Zachary Wood (For remaining officers, refer to the “All funds” table)	President Executive Vice President Vice President Vice President Vice President Vice President
Media & Telecommunications

Paul D. Greene II

Ulle Adamson

David J. Eiswert

Henry M. Ellenbogen

Joseph B. Fath

James H. Friedland

Daniel Martino

Philip A. Nestico

Corey D. Shull

Robert W. Smith

Verena E. Wachnitz

Thomas H. Watson

Justin P. White

Christopher S. Whitehouse

Ernest C. Yeung

Wenli Zheng

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Mid-Cap Growth

Brian W.H. Berghuis

John F. Wakeman

Kennard W. Allen

Ira W. Carnahan

Shawn T. Driscoll

Donald J. Easley

Henry M. Ellenbogen

Joseph B. Fath

Robert J. Marcotte

Daniel Martino

David L. Rowlett

Clark R. Shields

Taymour R. Tamaddon

Justin P. White

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund
Mid-Cap Value

David J. Wallack

Heather K. McPherson

Ryan N. Burgess

Christopher W. Carlson

Ira W. Carnahan

Henry M. Ellenbogen

Mark S. Finn

Nina P. Jones

Gregory A. McCrickard

J. David Wagner

Justin P. White

John M. Williams

(For remaining officers, refer to the “All funds” table)

President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Multi-Sector Account Portfolios

 Emerging Markets Corporate Multi-Sector Account Portfolio

 Emerging Markets Local Multi-Sector Account Portfolio

 Floating Rate Multi-Sector Account Portfolio

 High Yield Multi-Sector Account Portfolio

 Investment-Grade Corporate Multi-Sector Account Portfolio

 Mortgage-Backed Securities Multi-Sector Account Portfolio

Michael C. Gitlin

Michael J. Conelius

Andrew J. Keirle

Paul M. Massaro

Andrew C. McCormick

David A. Tiberii

Mark J. Vaselkiv

Roy H. Adkins

Anil K. Andhavarapu

Stephen L. Bartolini

Steve Boothe

Peter I. Botoucharov

Tala Boulos

Brian J. Brennan

Steven G. Brooks

Christopher P. Brown, Jr.

Brian E. Burns

Sheldon Chan

Carolyn Hoi Che Chu

Michael F. Connelly

Michael P. Daley

Bridget A. Ebner

Stephen M. Finamore

Justin T. Gerbereux

Michael J. Grogan

Steven C. Huber

Arif Husain

Keir R. Joyce

Paul A. Karpers

Christopher J. Kushlis

Michael Lambe

Martin G. Lee

Alan D. Levenson

Christopher C. Loop

Michael J. McGonigle

Samy B. Muaddi

Christina Ni

Alexander S. Obaza

Michael D. Oh

Kenneth A. Orchard

Miso Park

Vernon A. Reid, Jr.

Theodore E. Robson

Brian M. Ropp

Christopher J. Rothery

Brian A. Rubin

Daniel O. Shackelford

David A. Stanley

President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund

Kimberly A. Stokes

Ju Yen Tan

Thomas E. Tewksbury

Robert. D. Thomas

Siby Thomas

Lauren T. Wagandt

John D. Wells

Edward A. Wiese

Thea N. Williams

J. Howard Woodward

(For remaining officers, refer to the “All funds” table)

Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New America Growth

Daniel Martino

Ziad Bakri

Brian W.H. Berghuis

Eric L. DeVilbiss

Shawn T. Driscoll

Barry Henderson

Ian C. McDonald

Curt J. Organt

David L. Rowlett

Robert W. Sharps

Taymour R. Tamaddon

Craig A. Thiese

Thomas H. Watson

Justin P. White

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era

Shawn T. Driscoll

Syed H. Ali

Ryan N. Burgess

Richard de los Reyes

Eric L. DeVilbiss

Donald J. Easley

Mark S. Finn

Ryan S. Hedrick

Shinwoo Kim

Ryan Martyn

Heather K. McPherson

Timothy E. Parker

Craig J. Pennington

Vivek Rajeswaran

Thomas A. Shelmerdine

Craig A. Thiese

David J. Wallack

John M. Williams

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund
New Horizons

Henry M. Ellenbogen

Francisco M. Alonso

Preston G. Athey

Ziad Bakri

Brian W.H. Berghuis

Michael F. Blandino

Christopher W. Carlson

Barry Henderson

Rhett K. Hunter

Timothy E. Parker

Amit Seth

Clark R. Shields

Corey D. Shull

Michael F. Sola

Taymour R. Tamaddon

Justin Thomson

J. David Wagner

Thomas H. Watson

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

New Income

Daniel O. Shackelford

Steve Boothe

Brian J. Brennan

Christopher P. Brown, Jr.

Michael J. Grogan

Geoffrey M. Hardin

Steven C. Huber

Robert M. Larkins

Alan D. Levenson

Andrew C. McCormick

Vernon A. Reid, Jr.

David A. Tiberii

Edward A. Wiese

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Personal Strategy Funds Personal Strategy Balanced Personal Strategy Growth Personal Strategy Income

Charles M. Shriver

Christopher D. Alderson

E. Frederick Bair

Brian W.H. Berghuis

Jerome A. Clark

Kimberly E. DeDominicis

Mark S. Finn

David R. Giroux

Ian D. Kelson

Wyatt A. Lee

Raymond A. Mills

Larry J. Puglia

Brian C. Rogers

Daniel O. Shackelford

Robert W. Smith

Guido F. Stubenrauch

Toby M. Thompson

Mark J. Vaselkiv

Richard T. Whitney

(For remaining officers, refer to the “All funds” table)

President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund
Prime Reserve

Joseph K. Lynagh

Austin Applegate

Steven G. Brooks

M. Helena Condez

G. Richard Dent

Alan D. Levenson

Alexander S. Obaza

Douglas D. Spratley

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Real Assets

Wyatt A. Lee

E. Frederick Bair

Richard de los Reyes

Shawn T. Driscoll

Stefan Hubrich

David M. Lee

Timothy E. Parker

Daniel O. Shackelford

Charles M. Shriver

Richard T. Whitney

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Real Estate	David M. Lee Anna M. Dopkin Thomas J. Huber Nina P. Jones Philip A. Nestico Theodore E. Robson Weijie Si (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President
TRP Reserve Investment Funds Government Reserve Investment Reserve Investment Short-Term Government Reserve Short-Term Reserve

Joseph K. Lynagh

Austin Applegate

Steven G. Brooks

M. Helena Condez

G. Richard Dent

Alan D. Levenson

Alexander S. Obaza

Douglas D. Spratley

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President

Fund	Name	Position Held With Fund

Retirement Funds

 Retirement 2005

 Retirement 2010

 Retirement 2015

 Retirement 2020

 Retirement 2025

 Retirement 2030

 Retirement 2035

 Retirement 2040

 Retirement 2045

 Retirement 2050

 Retirement 2055

 Retirement 2060

 Retirement Income

 Target Retirement 2005

 Target Retirement 2010

 Target Retirement 2015

 Target Retirement 2020

 Target Retirement 2025

 Target Retirement 2030

 Target Retirement 2035

 Target Retirement 2040

 Target Retirement 2045

 Target Retirement 2050

 Target Retirement 2055

 Target Retirement 2060

Jerome A. Clark

Wyatt A. Lee

Christopher D. Alderson

Brian W.H. Berghuis

Kimberly E. DeDominicis

David R. Giroux

Ian D. Kelson

Brian C. Rogers

Daniel O. Shackelford

Charles M. Shriver

Robert W. Smith

Guido F. Stubenrauch

Mark J. Vaselkiv

Richard T. Whitney

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Science & Technology

Kennard W. Allen

Brian W.H. Berghuis

David J. Eiswert

Paul D. Greene II

Rhett K. Hunter

Daniel Martino

Tobias F. Mueller

Michael F. Sola

Joshua K. Spencer

Thomas H. Watson

Justin P. White

Alison Mei Ling Yip

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Short-Term Bond Ultra Short-Term Bond

Edward A. Wiese

Joseph K. Lynagh

Brian J. Brennan

Steven G. Brooks

M. Helena Condez

Bridget A. Ebner

Michael J. Grogan

Geoffrey M. Hardin

Charles B. Hill

Keir R. Joyce

Andrew C. McCormick

Cheryl A. Mickel

Vernon A. Reid, Jr.

Michael F. Reinartz

Daniel O. Shackelford

Douglas D. Spratley

John D. Wells

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Fund	Name	Position Held With Fund
Small-Cap Stock

Gregory A. McCrickard

Francisco M. Alonso

Preston G. Athey

Ira W. Carnahan

Andrew S. Davis

Christopher T. Fortune

Robert J. Marcotte

Curt J. Organt

Timothy E. Parker

Charles G. Pepin

Michael F. Sola

J. David Wagner

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Value	J. David Wagner Francisco M. Alonso Preston G. Athey Christopher T. Fortune Nina P. Jones Gregory A. McCrickard Curt J. Organt Timothy E. Parker (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Spectrum Funds Spectrum Growth Spectrum Income Spectrum International

Charles M. Shriver

Christopher D. Alderson

Brian W.H. Berghuis

Kimberly E. DeDominicis

David R. Giroux

Ian D. Kelson

Brian C. Rogers

Daniel O. Shackelford

Robert W. Smith

Guido F. Stubenrauch

Toby M. Thompson

Mark J. Vaselkiv

Richard T. Whitney

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

State Tax-Free Income Trust

 Georgia Tax-Free Bond

 Maryland Short-Term Tax-Free Bond

 Maryland Tax-Free Bond

 Maryland Tax-Free Money

 New Jersey Tax-Free Bond

 New York Tax-Free Bond

 New York Tax-Free Money

 Virginia Tax-Free Bond

Hugh D. McGuirk

Charles B. Hill

Joseph K. Lynagh

Konstantine B. Mallas

Austin Applegate

R. Lee Arnold, Jr.

M. Helena Condez

G. Richard Dent

Charles E. Emrich

Sarah J. Engle

Dylan Jones

Marcy M. Lash

Alan D. Levenson

James M. Murphy

Linda A. Murphy

Alexander S. Obaza

Douglas D. Spratley

Timothy G. Taylor

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Assistant Vice President

Fund	Name	Position Held With Fund
Strategic Income

Steven C. Huber

Steve Boothe

Michael J. Conelius

Justin T. Gerbereux

Arif Husain

Andrew J. Keirle

Ian D. Kelson

Martin G. Lee

Paul M. Massaro

Andrew C. McCormick

Michael J. McGonigle

David A. Stanley

Ju Yen Tan

Mark J. Vaselkiv

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Summit Funds Summit Cash Reserves

Andrew C. McCormick

Joseph K. Lynagh

Anil K. Andhavarapu

Austin Applegate

Stephen L. Bartolini

Brian J. Brennan

Christopher P. Brown, Jr.

M. Helena Condez

G. Richard Dent

Keir R. Joyce

Martin G. Lee

Alan D. Levenson

Alexander S. Obaza

Douglas D. Spratley

Susan G. Troll

John D. Wells

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Assistant Vice President

Summit Municipal Funds Summit Municipal Income Summit Municipal Intermediate Summit Municipal Money Market

Hugh D. McGuirk

Charles B. Hill

Joseph K. Lynagh

Konstantine B. Mallas

Austin Applegate

R. Lee Arnold, Jr.

M. Helena Condez

G. Richard Dent

Charles E. Emrich

Sarah J. Engle

Dylan Jones

Marcy M. Lash

Alan D. Levenson

James M. Murphy

Linda A. Murphy

Alexander S. Obaza

Douglas D. Spratley

Timothy G. Taylor

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Executive Vice President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Assistant Vice President

Fund	Name	Position Held With Fund
Tax-Efficient Funds Tax-Efficient Equity

Donald J. Peters

Kennard W. Allen

Preston G. Athey

Ziad Bakri

Andrew S. Davis

Donald J. Easley

Timothy E. Parker

Robert T. Quinn, Jr.

William J. Stromberg

Taymour R. Tamaddon

Mark R. Weigman

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Exempt Money

Joseph K. Lynagh

Austin Applegate

Steven G. Brooks

M. Helena Condez

G. Richard Dent

Marcy M. Lash

Alan D. Levenson

Alexander S. Obaza

Douglas D. Spratley

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Tax-Free High Yield

James M. Murphy

R. Lee Arnold, Jr.

Austin Applegate

M. Helena Condez

G. Richard Dent

Charles B. Hill

Dylan Jones

Marcy M. Lash

Konstantine B. Mallas

Hugh D. McGuirk

Linda A. Murphy

Timothy G. Taylor

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Tax-Free Income

Konstantine B. Mallas

R. Lee Arnold, Jr.

M. Helena Condez

G. Richard Dent

Sarah J. Engle

Charles B. Hill

Marcy M. Lash

Hugh D. McGuirk

James M. Murphy

Timothy G. Taylor

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President

Fund	Name	Position Held With Fund
Tax-Free Short-Intermediate Tax-Free Ultra Short-Term Bond

Charles B. Hill

Austin Applegate

M. Helena Condez

G. Richard Dent

Charles E. Emrich

Dylan Jones

Marcy M. Lash

Joseph K. Lynagh

Konstantine B. Mallas

Hugh D. McGuirk

Timothy G. Taylor

Edward A. Wiese

Chen Shao

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
U.S. Bond Enhanced Index	Robert M. Larkins Steven C. Huber Martin G. Lee Andrew C. McCormick Brian M. Ropp Daniel O. Shackelford David A. Tiberii Zhen Xia (For remaining officers, refer to the “All funds” table)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
U.S. Large-Cap Core

Jeffrey Rottinghaus

Peter J. Bates

Shawn T. Driscoll

Joseph B. Fath

Mark S. Finn

Paul D. Greene II

John D. Linehan

George A. Marzano

Robert W. Sharps

Gabriel Solomon

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
U.S. Treasury Funds U.S. Treasury Intermediate U.S. Treasury Long-Term U.S. Treasury Money

Brian J. Brennan

Joseph K. Lynagh

Austin Applegate

Stephen L. Bartolini

Steven G. Brooks

M. Helena Condez

G. Richard Dent

Geoffrey M. Hardin

Alan D. Levenson

Andrew C. McCormick

Samy B. Muaddi

Alexander S. Obaza

Vernon A. Reid, Jr.

Rebecca L. Setcavage

Daniel O. Shackelford

Douglas D. Spratley

Edward A. Wiese

Chen Shao

Scott D. Solomon

(For remaining officers, refer to the “All funds” table)

President

Executive Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Assistant Vice President

Assistant Vice President

Fund	Name	Position Held With Fund
Value

Mark S. Finn

Peter J. Bates

Jason A. Bauer

Ryan N. Burgess

Ira W. Carnahan

Andrew S. Davis

David R. Giroux

John D. Linehan

Heather K. McPherson

Robert T. Quinn, Jr.

Brian C. Rogers

Gabriel Solomon

Joshua K. Spencer

Tamara P. Wiggs

(For remaining officers, refer to the “All funds” table)

President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Officers

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Ulle Adamson, 1979 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Institutional International Funds, International Funds, and Media & Telecommunications Fund
Roy H. Adkins, 1970 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios

Christopher D. Alderson, 1962

Company’s Representative, Director and Vice President, Price Hong Kong; Director and Vice President, T. Rowe Price International and Price Singapore; Vice President, T. Rowe Price Group, Inc.

President, Institutional International Funds and International Funds; Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Syed H. Ali, 1970 Vice President, Price Singapore and T. Rowe Price Group, Inc.; formerly Research Analyst, Credit Suisse Securities (to 2010)	Vice President, International Funds and New Era Fund
Kennard W. Allen, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Science & Technology Fund; Vice President, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Global Technology Fund, Mid-Cap Growth Fund, and Tax-Efficient Funds
Francisco M. Alonso, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, New Horizons Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Paulina Amieva, 1981 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional International Funds and International Funds
Anil K. Andhavarapu, 1980 Vice President, T. Rowe Price; formerly Employee, Nomura Holdings America, Inc. (to 2009)	Vice President, GNMA Fund, Multi-Sector Account Portfolios, and Summit Funds
Austin Applegate, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Municipal Credit Research Analyst, Barclays Capital (to 2011)

Vice President, California Tax-Free Income Trust, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Short-Intermediate Fund, and U.S. Treasury Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
R. Lee Arnold, Jr., 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Executive Vice President, Intermediate Tax-Free High Yield Fund and Tax-Free High Yield Fund; Vice President, State Tax-Free Income Trust, Summit Municipal Funds, and Tax-Free Income Fund

Malik S. Asif, 1981

Assistant Vice President, T. Rowe Price International; formerly student, The University of Chicago Booth School of Business (to 2012); Investment Consultant - Middle East and North Africa Investment Team, International Finance Corporation – The World Bank Group (to 2010); and Equity Research Associate, Keefe, Bruyette & Woods, Inc. (to 2009)

Vice President, Institutional International Funds and International Funds
Boyko Atanassov, 1969 Vice President, T. Rowe Price Group, Inc.; formerly, Quantitative Equity Research AVP, AllianceBernstein (to 2010)	Vice President, Diversified Small-Cap Growth Fund
Preston G. Athey, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, New Horizons Fund, Small-Cap Stock Fund, Small-Cap Value Fund, and Tax-Efficient Funds
E. Frederick Bair, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Index Trust and International Index Fund; Vice President, Balanced Fund, Personal Strategy Funds, and Real Assets Fund
Ziad Bakri, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Vice President, Cowen and Company; M.D., CFA	Vice President, Blue Chip Growth Fund, Health Sciences Fund, New America Growth Fund, New Horizons Fund, and Tax-Efficient Funds

Harishankar Balkrishna, 1983

Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly intern, T. Rowe Price (to 2010) and Analyst, Investment Banking Division of Financial Institutions Group, Goldman Sachs, Sydney, Australia (to 2009)

Vice President, International Funds
Sheena L. Barbosa, 1983 Vice President, Price Hong Kong and T. Rowe Price Group	Vice President, International Funds
Stephen L. Bartolini, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Portfolio Manager, Senior Trader, and Analyst, Fannie Mae (to 2010); CFA	Vice President, GNMA Fund, Inflation Focused Bond Fund, Inflation Protected Bond Fund, Multi-Sector Account Portfolios, Summit Funds, and U.S. Treasury Funds
Peter J. Bates, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

Executive Vice President, International Funds; Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Dividend Growth Fund, Growth & Income Fund, Institutional International Funds, U.S. Large-Cap Core Fund, and Value Fund

Jason A. Bauer, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund, Institutional Income Funds, and Value Fund
Luis M. Baylac, 1982 Vice President, T. Rowe Price International	Vice President, International Funds

Oliver D.M. Bell, 1969

Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Head of Global Emerging Markets Research, Pictet Asset Management Ltd. (to 2011) and Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

Executive Vice President, Institutional International Funds and International Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
R. Scott Berg, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Institutional International Funds and International Funds
Brian W.H. Berghuis, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA

President, Mid-Cap Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, Diversified Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, Personal Strategy Funds, Retirement Funds, Science & Technology Fund, and Spectrum Funds

Michael F. Blandino, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Executive Director, Convertible Sales, JPMorgan (to 2009)	Vice President, Credit Opportunities Fund, Institutional Income Funds, and New Horizons Fund
Steve Boothe, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Corporate Income Fund; Vice President, Institutional Income Funds, Multi-Sector Account Portfolios, New Income Fund, Strategic Income Fund

Peter I. Botoucharov, 1965

Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Director – EMEA Macroeconomic Research and Strategy (to 2012); and Global Source, Independent Financial Advisor (to 2010)

Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios
Tala Boulos, 1984 Vice President, T. Rowe Price International; formerly, Vice President, CEEMEA Corporate Credit Research, Deutsche Bank (to 2013)	Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios

Darrell N. Braman, 1963

Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.

Vice President, all funds

Brian J. Brennan, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; CFA

President, U.S. Treasury Funds; Executive Vice President, Institutional Income Funds; Vice President, GNMA Fund, Inflation Focused Bond Fund, Inflation Protected Bond Fund, Institutional International Funds, International Funds, Multi-Sector Account Portfolios, New Income Fund, Short-Term Bond Fund, and Summit Funds

Andrew M. Brooks, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Equity Income Fund, High Yield Fund, and Institutional Income Funds
Steven G. Brooks, 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

Vice President, California Tax-Free Income Trust, Corporate Income Fund, Inflation Focused Bond Fund, Multi-Sector Account Portfolios, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, Tax-Exempt Money Fund, and U.S. Treasury Funds

Christopher P. Brown, Jr., 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Credit Opportunities Fund, GNMA Fund, Institutional Income Funds, Multi-Sector Account Portfolios, New Income Fund, and Summit Funds
Ryan N. Burgess, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, International Funds, Mid-Cap Value Fund, New Era Fund, and Value Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Brian E. Burns, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Floating Rate Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Global Technology Fund, Mid-Cap Value Fund, and New Horizons Fund
Ira W. Carnahan, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Opportunity Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Stock Fund, and Value Fund
Sheldon Chan, 1981 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Associate Director, HSBC (Hong Kong) (to 2011)	Vice President, International Funds and Multi-Sector Account Portfolios
Tak Yiu Cheng, 1974 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; CFA, CPA	Vice President, International Funds

Carolyn Hoi Che Chu, 1974

Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Director, Bank of America Merrill Lynch and co-head of credit and convertibles research team in Hong Kong (to 2010)

Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios
Archibald Ciganer Albeniz, 1976 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Executive Vice President, International Funds; Vice President, Institutional International Funds
Jerome A. Clark, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CFA	President, Retirement Funds; Vice President, Inflation Focused Bond Fund and Personal Strategy Funds
Richard N. Clattenburg, 1979 Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; CFA	Executive Vice President, Institutional International Funds and International Funds; Vice President, Global Real Estate Fund

Andrew L. Cohen, 1979

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Associate – Power & Energy/Strategic Investments Metlife Investments (to 2010); and Vice President/Investment Officer – Special Opportunities Group, Capital Source Finance LLC (to 2009); CFA

Vice President, High Yield Fund and Institutional Income Funds
M. Helena Condez, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, California Tax-Free Income Trust, Intermediate Tax-Free High Yield Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Short-Intermediate Fund, and U.S. Treasury Funds

Michael J. Conelius, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company	Executive Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios; Vice President, Institutional Income Funds and Strategic Income Fund
Michael F. Connelly, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Floating Rate Fund, High Yield Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Michael P. Daley, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Andrew S. Davis, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Intern, Franklin Templeton Investments (to 2009)	Vice President, Growth & Income Fund, Growth Stock Fund, International Funds, Small-Cap Stock Fund, Tax-Efficient Funds, and Value Fund
Kimberly E. DeDominicis, 1976 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International	Vice President, Balanced Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Richard de los Reyes, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Institutional International Funds, International Funds, New Era Fund, and Real Assets Fund
Michael Della Vedova, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Co-founder and Partner, Four Quarter Capital (to 2009)	Vice President, High Yield Fund, Institutional International Funds, and International Funds
G. Richard Dent, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, California Tax-Free Income Trust, Intermediate Tax-Free High Yield Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Short-Intermediate Fund, and U.S. Treasury Funds

Eric L. DeVilbiss, 1983 Vice President, T. Rowe Price; CFA	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, New America Growth Fund, and New Era Fund
Carson R. Dickson, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Vice President, High Yield Fund
Jessie Q. Ding, 1981 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Funds
Anna M. Dopkin, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; CFA	President, Capital Opportunity Fund; Executive Vice President, Institutional Equity Funds; Vice President, Balanced Fund, and Real Estate Fund
Shawn T. Driscoll, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, New Era Fund; Vice President, Blue Chip Growth Fund, Growth & Income Fund, Growth Stock Fund, Institutional International Funds, International Funds, Mid-Cap Growth Fund, New America Growth Fund, Real Assets Fund, and U.S. Large-Cap Core Fund

Donald J. Easley, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Diversified Mid-Cap Growth Fund; Vice President, Diversified Small-Cap Growth Fund, Mid-Cap Growth Fund, New Era Fund, and Tax-Efficient Funds
Bridget A. Ebner, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Inflation Focused Bond Fund, Institutional International Funds, International Funds, Multi-Sector Account Portfolios, and Short-Term Bond Fund
Mark J.T. Edwards, 1957 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Executive Vice President, Institutional International Funds and International Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
David J. Eiswert, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; CFA

Executive Vice President, Institutional International Funds and International Funds; Vice President, Global Technology Fund, Growth Stock Fund, Media & Telecommunications Fund, and Science & Technology Fund

Henry M. Ellenbogen, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, New Horizons Fund; Vice President, Global Technology Fund, International Funds, Media & Telecommunications Fund, Mid-Cap Growth Fund, and Mid-Cap Value Fund
Charles E. Emrich, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, Summit Municipal Funds, and Tax-Free Short-Intermediate Fund
Sarah J. Engle, 1979 Vice President, T. Rowe Price; formerly Program Examiner and Policy Analyst, Office of Management & Budget (to 2012); Analyst, Moody’s Investor Service (to 2010)	Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Income Trust, Summit Municipal Funds, and Tax-Free Income Fund
Luis Fananas, 1971 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Equities Research – Director, Deutsche Bank (to 2012)	Vice President, International Funds
Joseph B. Fath, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CPA	President, Growth Stock Fund; Vice President, Media & Telecommunications Fund, Mid-Cap Growth Fund, and U.S. Large-Cap Core Fund
Roger L. Fiery III, 1959 Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; CPA	Vice President, all funds
Stephen M. Finamore, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Financial Services Fund, Floating Rate Fund, High Yield Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Mark S. Finn, 1963 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA

President, Value Fund; Executive Vice President, Institutional Equity Funds; Vice President, Balanced Fund, Equity Income Fund, Institutional International Funds, International Funds, Mid-Cap Value Fund, New Era Fund, Personal Strategy Funds, and U.S. Large-Cap Core Fund

Christopher T. Fortune, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Jon M. Friar, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Summer Intern, T. Rowe Price (to 2011)	Vice President, Dividend Growth Fund, Equity Income Fund, Financial Services Fund, and Growth Stock Fund
James H. Friedland, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Internet Analyst and Managing Director, Cowen and Company (to 2012)	Vice President, Dividend Growth Fund and Media & Telecommunications Fund
Melissa C. Gallagher, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Health Sciences Fund and International Funds
Justin T. Gerbereux, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Floating Rate Fund, High Yield Fund, Institutional Income Funds, Multi-Sector Account Portfolios, and Strategic Income Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds
David R. Giroux, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Appreciation Fund; Vice President, Equity Income Fund, Floating Rate Fund, Institutional Income Funds, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund
Gregory S. Golczewski, 1966 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, all funds
Vishnu Vardhan Gopal, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Funds
Paul D. Greene II, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Capital Appreciation Fund, Global Technology Fund, Growth Stock Fund, Institutional International Funds, International Funds, Science & Technology Fund, and U.S. Large-Cap Core Fund

Benjamin Griffiths, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Institutional International Funds and International Funds
Michael J. Grogan, 1971 Vice President, T. Rowe Price and T. Rowe Price Group Inc.; CFA	Vice President, Corporate Income Fund, Inflation Focused Bond Fund, Institutional Income Funds, Multi-Sector Account Portfolios, New Income Fund, and Short-Term Bond Fund
Richard L. Hall, 1979 Vice President, T. Rowe Price; formerly, Financial Attaché, U.S. Department of Treasury, International Affairs Division (to 2012)	Vice President, Institutional International Funds and International Funds
Geoffrey M. Hardin, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Inflation Focused Bond Fund, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
Robert L. Harlow, 1986 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CAIA, CFA	Vice President, Global Allocation Fund
Ryan S. Hedrick, 1980 Vice President, T. Rowe Price; formerly, Analyst, Davidson Kempner Capital Management (to 2013); CFA	Vice President, Blue Chip Growth Fund and New Era Fund
Barry Henderson, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth Stock Fund, New America Growth Fund, and New Horizons Fund
Charles B. Hill, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

President, Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Income Trust and Summit Municipal Funds; Vice President, Inflation Focused Bond Fund, Intermediate Tax-Free High Yield Fund, Short-Term Bond Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund

Gregory K. Hinkle, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CPA	Treasurer, all funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Ann M. Holcomb, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Capital Opportunity Fund and Institutional Equity Funds
Steven C. Huber, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, FSA

Executive Vice President, Institutional Income Funds; President, Strategic Income Fund; Vice President, Floating Rate Fund, Global Allocation Fund, Multi-Sector Account Portfolios, New Income Fund, and U.S. Bond Enhanced Index Fund

Thomas J. Huber, 1966 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Dividend Growth Fund and Growth & Income Fund; Vice President, Blue Chip Growth Fund, Equity Income Fund, and Real Estate Fund
Stefan Hubrich, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	Vice President, Global Allocation Fund, Institutional International Funds, International Funds, and Real Assets Fund
Rhett K. Hunter, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, New Horizons Fund, and Science & Technology Fund
Arif Husain, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Director/Head of UK and Euro Fixed Income, AllianceBernstein; CFA	Executive Vice President, Institutional International Funds and International Funds; Vice President, Institutional Income Funds, Multi-Sector Account Portfolios, and Strategic Income Fund
S. Leigh Innes, 1976 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Executive Vice President, Institutional International Funds and International Funds; Vice President, Institutional Income Funds

Tetsuji Inoue, 1971

Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Equity Sales, JP Morgan Chase Securities Ltd. (to 2012); Equity Specialist Technology, ICAP PLC (to 2010); and Managing Director – Financial Sector Fund Manager, North Sound Capital LLC (to 2009)

Vice President, Global Real Estate Fund and International Funds
Michael Jacobs, 1971 Vice President, T. Rowe Price International; formerly, Vice President, JP Morgan Asset Management (to 2013)	Vice President, International Funds
Andrew P. Jamison, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Darden Graduate School of Business Administration, University of Virginia (to 2009)	Vice President, Credit Opportunities Fund, High Yield Fund, and Institutional Income Funds
Randal S. Jenneke, 1971 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Senior Portfolio Manager Australian Equities (to 2010)	Vice President, Institutional International Funds and International Funds
Jin W. Jeong, 1976 Vice President, T. Rowe Price International; formerly Research Analyst, Wellington Management (to 2009)	Vice President, International Funds
Prashant G. Jeyaganesh, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Diversified Small-Cap Growth Fund, and International Funds
Dylan Jones, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Nina P. Jones, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Capital Appreciation Fund, Equity Income Fund, Financial Services Fund, Global Real Estate Fund, Growth & Income Fund, Mid-Cap Value Fund, Real Estate Fund, and Small-Cap Value Fund
Keir R. Joyce, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, GNMA Fund, Inflation Focused Bond Fund, Multi-Sector Account Portfolios, Short-Term Bond Fund, and Summit Funds
Vidya Kadiyam, 1980 Vice President, T. Rowe Price	Vice President, Capital Appreciation Fund

Yoichiro Kai, 1973

Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager, Citadel Investment Group, Asia Limited (to 2009)

Vice President, Financial Services Fund, Institutional International Funds, and International Funds
Jai Kapadia, 1982 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly student, MIT Sloan School of Management (to 2011); Associate Analyst, Sirios Capital Management (to 2009)	Vice President, International Funds
Paul A. Karpers, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

Executive Vice President, Institutional Income Funds; President, Credit Opportunities Fund; Vice President, Balanced Fund, Corporate Income Fund, Floating Rate Fund, High Yield Fund, and Multi-Sector Account Portfolios

Andrew J. Keirle, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Executive Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios; Vice President, Institutional Income Funds and Strategic Income Fund
Ian D. Kelson, 1956 Director and Vice President, T. Rowe Price International; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Shinwoo Kim, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, New Era Fund
Steven D. Krichbaum, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund
Christopher J. Kushlis, 1976 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios
Michael Lambe, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Robert M. Larkins, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, U.S. Bond Enhanced Index Fund; Vice President, Balanced Fund, Global Allocation Fund, Institutional Income Funds, and New Income Fund
Marcy M. Lash, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)

Shengrong Lau, 1982

Vice President, Price Singapore; formerly student, The Wharton School, University of Pennsylvania (to 2012); Private Equity Associate – Financial Services, Stone Point Capital (to 2010); and Investment Banking Analyst – Financial Institutions Group, Credit Suisse (to 2009)

Vice President, International Funds
Mark J. Lawrence, 1970 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional International Funds and International Funds
David M. Lee, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Global Real Estate Fund and Real Estate Fund; Vice President, Dividend Growth Fund, Institutional International Funds, International Funds, and Real Assets Fund
Martin G. Lee, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, GNMA Fund, Institutional Income Funds, Multi-Sector Account Portfolios, Strategic Income Fund, Summit Funds, and U.S. Bond Enhanced Index Fund
Wyatt A. Lee, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Real Assets Fund; Executive Vice President, Retirement Funds; Vice President, Balanced Fund, Inflation Focused Bond Fund, and Personal Strategy Funds
Alan D. Levenson, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.

Vice President, California Tax-Free Income Trust, Corporate Income Fund, GNMA Fund, Inflation Protected Bond Fund, Multi-Sector Account Portfolios, New Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

John D. Linehan, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Institutional Equity Funds; Vice President, Capital Appreciation Fund, Equity Income Fund, U.S. Large-Cap Core Fund, and Value Fund
Patricia B. Lippert, 1953 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds
R. Scott Livingston, 1979 Assistant Vice President, T. Rowe Price	Vice President, International Index Fund and Index Trust Funds
Christopher C. Loop, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios
Anh Lu, 1968 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Executive Vice President, International Funds; Vice President, Institutional International Funds
Joseph K. Lynagh, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA

President, Prime Reserve Fund, TRP Reserve Investment Funds, and Tax-Exempt Money Fund; Executive Vice President, California Tax-Free Income Trust, Short-Term Bond Fund, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, and U.S. Treasury Funds; Vice President, Tax-Free Short-Intermediate Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Tax-Free Income Fund; Executive Vice President, California Tax-Free Income Trust, Intermediate Tax-Free High Yield Fund, State Tax-Free Income Trust, and Summit Municipal Funds; Vice President, Tax-Free High Yield Fund and Tax-Free Short-Intermediate Fund

Sebastien Mallet, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Executive Vice President, Institutional International Funds; Vice President, International Funds
Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Real Estate Fund, Mid-Cap Growth Fund, and Small-Cap Stock Fund
Jennifer Martin, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund
Daniel Martino, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New America Growth Fund; Vice President, Growth Stock Fund, Institutional International Funds, Media & Telecommunications, Mid-Cap Growth Fund, and Science & Technology Fund
Ryan Martyn, 1979 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Investment Analyst, VGI Partners (to 2009)	Vice President, International Funds and New Era Fund
George A. Marzano, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Blue Chip Growth Fund and U.S. Large-Cap Core Fund
Paul M. Massaro, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Floating Rate Fund, Institutional Income Funds, and Multi-Sector Account Portfolios; Vice President, Capital Appreciation Fund, High Yield Fund, and Strategic Income Fund
Jonathan H.W. Matthews, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Executive Vice President, International Funds; Vice President, Institutional International Funds
Andrew C. McCormick, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, GNMA Fund and Summit Funds; Executive Vice President, Multi-Sector Account Portfolios; Vice President, Inflation Focused Bond Fund, Inflation Protected Bond Fund, Institutional Income Funds, New Income Fund, Short-Term Bond Fund, Strategic Income Fund, U.S. Bond Enhanced Index Fund, and U.S. Treasury Funds

Gregory A. McCrickard, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Mid-Cap Value Fund and Small-Cap Value Fund
Ian C. McDonald, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund and New America Growth Fund
Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund, Floating Rate Fund, Institutional Income Funds, and Strategic Income Fund
Hugh D. McGuirk, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

President, California Tax-Free Income Trust, State Tax-Free Income Trust, and Summit Municipal Funds; Vice President, Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Heather K. McPherson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Mid-Cap Value Fund; Vice President, Global Technology Fund, New Era Fund, and Value Fund
Cheryl A. Mickel, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Inflation Focused Bond Fund and Short-Term Bond Fund
Raymond A. Mills, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; Ph.D., CFA	Executive Vice President, Institutional International Funds and International Funds; Vice President, Balanced Fund, Global Real Estate Fund, and Personal Strategy Funds

Jihong Min, 1979

Vice President, Price Singapore and T. Rowe Price Group, Inc.; formerly Financial Analyst, Geosphere Capital Management, Singapore (to 2012); and Financial Analyst, Fortress Investment Group, Hong Kong (to 2009)

Vice President, International Funds
Eric C. Moffett, 1974 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Executive Vice President, International Funds; Vice President, Global Real Estate Fund
Samy B. Muaddi, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Corporate Income Fund, Institutional Income Funds, International Funds, Multi-Sector Account Portfolios, and U.S. Treasury Funds

Tobias F. Mueller, 1980

Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Intern, T. Rowe Price (to 2011); Investment Analyst, Noric Mexxanine UK Limited and Consultant, Victoria Capital Advisors LLC (to 2009)

Vice President, Global Technology Fund and Science & Technology Fund
James M. Murphy, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

President, Intermediate Tax-Free High Yield Fund and Tax-Free High Yield Fund; Vice President, Credit Opportunities Fund, Institutional Income Funds, State Tax-Free Income Trust, Summit Municipal Funds, and Tax-Free Income Fund

Linda A. Murphy, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Income Trust, Intermediate Tax-Free High Yield Fund, State Tax-Free Income Trust, Summit Municipal Funds, and Tax-Free High Yield Fund
Sudhir Nanda, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	President, Diversified Small-Cap Growth Fund; Vice President, Capital Appreciation Fund, Diversified Mid-Cap Growth Fund, and Institutional International Funds
Joshua Nelson, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Institutional International Funds and International Funds
Philip A. Nestico, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Real Estate Fund, International Funds, Media & Telecommunications Fund, and Real Estate Fund
Christina Ni, 1977 Vice President, T. Rowe Price; CFA, FRM	Vice President, Multi-Sector Account Portfolios
Sridhar Nishtala, 1975 Vice President, Price Singapore and T. Rowe Price Group, Inc.	Vice President, Institutional International Funds and International Funds
Jason Nogueira, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Institutional International Funds and International Funds; Vice President, Health Sciences Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Alexander S. Obaza, 1981 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Vice President, California Tax-Free income Trust, Corporate Income Fund, Institutional Income, Multi-Sector Account Portfolios, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

David Oestreicher, 1967

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Vice President, all funds
Michael D. Oh, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios
Kenneth A. Orchard, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Vice President, Moody’s Investors Service (to 2010)	Vice President, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios
Curt J. Organt, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Diversified Small-Cap Growth Fund, International Funds, New America Growth Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Paul T. O’Sullivan, 1973 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, International Funds
Hiroaki Owaki, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Global Technology Fund and International Funds

Seun A. Oyegunle, 1984

Employee, T. Rowe Price International; formerly, student, The Wharton School, University of Pennsylvania (to 2013); Summer Investment Analyst, T. Rowe Price International (2012); Analyst, Asset & Resource Management Limited (to 2012); Analyst, Vetiva Capital Management Limited (to 2011); CFA

Vice President, Institutional International Funds and International Funds
Robert A. Panariello, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Allocation Fund
Gonzalo Pangaro, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Executive Vice President, Institutional International Funds and International Funds
Miso Park, 1982 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Credit Analyst, M&G Investments (to 2010); CFA	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Timothy E. Parker, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Diversified Mid-Cap Growth Fund, New Era Fund, New Horizons Fund, Real Assets Fund, Small-Cap Stock Fund, Small-Cap Value Fund, and Tax-Efficient Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Viral S. Patel, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Vice President, Berstein Value Equities (to 2011)	Vice President, Global Real Estate Fund
Craig J. Pennington, 1971 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly, Global Energy Analyst, Insight Investment (to 2010); CFA	Vice President, Institutional International Funds, International Funds, and New Era Fund
Charles G. Pepin, 1966 Director, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
Jason B. Polun, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Opportunity Fund and Financial Services Fund
Adam Poussard, 1984 Vice President, T. Rowe Price; Assistant Vice President – Equity Research, Healthcare Distribution & Technology, Barclays Capital (to 2010)	Vice President, Health Sciences Fund
Austin M. Powell, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, International Funds
Larry J. Puglia, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Blue Chip Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, Balanced Fund, and Personal Strategy Funds
Robert T. Quinn, Jr., 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Tax-Efficient Funds, and Value Fund
Vivek Rajeswaran, 1985 Vice President, T. Rowe Price; formerly, student, Columbia Business School (to 2012)	Vice President, Blue-Chip Growth Fund, International Funds, and New Era Fund
Kyle Rasbach, 1980 Employee, T. Rowe Price; formerly, Vice President, Cowen and Company (to 2013)	Vice President, Health Sciences Fund
Vernon A. Reid, Jr., 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Inflation Focused Bond Fund, Institutional Income Funds, Multi-Sector Account Portfolios, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
Michael F. Reinartz, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Inflation Focused Bond Fund and Short-Term Bond Fund
Frederick A. Rizzo, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Financial Services Fund and International Funds
Theodore E. Robson, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Corporate Income Fund, Institutional Income Funds, Multi-Sector Account Portfolios, and Real Estate Fund
Brian M. Ropp, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Corporate Income Fund, Institutional Income Funds, Multi-Sector Account Portfolios, and U.S. Bond Enhanced Index Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Christopher J. Rothery, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Executive Vice President, Institutional International Funds and International Funds; Vice President, Multi-Sector Account Portfolios
Jeffrey Rottinghaus, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	President, U.S. Large-Cap Core Fund; Vice President, Dividend Growth Fund and Growth & Income Fund
David L. Rowlett, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Dividend Growth Fund, Growth & Income Fund, International Funds, Mid-Cap Growth Fund, and New America Growth Fund
Brian A. Rubin, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CPA	Vice President, Credit Opportunities Fund, Floating Rate Fund, High Yield Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Federico Santilli, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Executive Vice President, Institutional International Funds and International Funds
Sebastian Schrott, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional International Funds and International Funds
Deborah D. Seidel, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.	Vice President, all funds
Rebecca L. Setcavage, 1982 Assistant Vice President, T. Rowe Price	Vice President, Inflation Protected Bond Fund and U.S. Treasury Funds
Amit Seth, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Harvard Business School (to 2009)	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, and New Horizons Fund
Michael K. Sewell, 1982 Vice President, T. Rowe Price	Vice President, GNMA Fund
Daniel O. Shackelford, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA

President, Inflation Focused Bond Fund, Inflation Protected Bond Fund, and New Income Fund; Vice President, Institutional Income Funds, Multi-Sector Account Portfolios, Personal Strategy Funds, Real Assets Fund, Retirement Funds, Short-Term Bond Fund, Spectrum Funds, U.S. Bond Enhanced Index Fund, and U.S. Treasury Funds

Amitabh Shah, 1980 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, International Funds
Jeneiv Shah, 1980 Vice President, T. Rowe Price International; formerly Analyst, Mirae Asset Global Investments (to 2010); CFA	Vice President, International Funds
Chen Shao, 1980 Assistant Vice President, T. Rowe Price

Assistant Vice President, California Tax-Free Income Trust, Intermediate Tax-Free High Yield Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Short-Intermediate Fund, and U.S. Treasury Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Robert W. Sharps, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA

Executive Vice President, Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Growth Stock Fund, Institutional International Funds, International Funds, New America Growth Fund, and U.S. Large-Cap Core Fund

Thomas A. Shelmerdine, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly, Investment Committee Member, Myer Family Company Holdings Limited (to 2012)	Vice President, New Era Fund
John C.A. Sherman, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional International Funds and International Funds
Clark R. Shields, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund and New Horizons Fund
Charles M. Shriver, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Balanced Fund, Global Allocation Fund, Personal Strategy Funds, and Spectrum Funds; Vice President, Real Assets Fund and Retirement Funds
Farris G. Shuggi, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund and Diversified Small-Cap Growth Fund
Corey D. Shull, 1983 Vice President, Rowe Price Group, Inc.; CFA	Vice President, Media & Telecommunications Fund and New Horizons Fund
Weijie Si, 1983 Vice President, T. Rowe Price; formerly, student, Harvard Business School (to 2012); Private Equity Associate (to 2010)	Vice President, Real Estate Fund
Neil Smith, 1972 Vice President, Price Hong Kong, Price Singapore, T. Rowe Price Group, Inc., and T. Rowe Price International	Executive Vice President, International Index Fund; Vice President, Index Trust
Robert W. Smith, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Executive Vice President, Institutional International Funds and International Funds; Vice President, Growth Stock Fund, Media & Telecommunications Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds

Matt J. Snowling, 1971

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Managing Director – Specialty Finance, Citadel Securities (to 2011); Managing Director of Investment Services and Senior Vice President, Senior Analyst, Education Services Research Group (to 2011); CFA

Vice President, Financial Services Fund and Growth & Income Fund
Michael F. Sola, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Global Technology Fund, New Horizons Fund, Science & Technology Fund, and Small-Cap Stock Fund
Gabriel Solomon, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Financial Services Fund; Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Institutional International Funds, International Funds, U.S. Large-Cap Core Fund, and Value Fund

Scott D. Solomon, 1981 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, Inflation Focused Bond Fund and U.S. Treasury Funds
Eunbin Song, 1980 Vice President, T. Rowe Price Group, Inc. and Price Singapore; CFA	Vice President, International Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Joshua K. Spencer, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Global Technology Fund; Vice President, Growth & Income Fund, Institutional International Funds, International Funds, Science & Technology Fund, and Value Fund
Douglas D. Spratley, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

Vice President, California Tax-Free Income Trust, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

David A. Stanley, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional Income Funds, Institutional International Funds, International Funds, Multi-Sector Account Portfolios, and Strategic Income Fund
Kimberly A. Stokes, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios

William J. Stromberg, 1960

Director and Vice President, T. Rowe Price; Vice President, Price Hong Kong, Price Singapore, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; CFA

Vice President, Capital Appreciation Fund and Tax-Efficient Funds
Guido F. Stubenrauch, 1970 Vice President, T. Rowe Price	Vice President, Balanced Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Taymour R. Tamaddon, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

President, Health Sciences Fund; Vice President, Blue Chip Growth Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Stock Fund, Institutional International Funds, International Funds, Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, and Tax-Efficient Funds

Ju Yen Tan, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional Income Funds, Institutional International Funds, International Funds, Multi-Sector Account Portfolios, and Strategic Income Fund
Sin Dee Tan, 1979 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, International Funds
Timothy G. Taylor, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

Vice President, California Tax-Free Income Trust, Intermediate Tax-Free High Yield Fund, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Dean Tenerelli, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Executive Vice President, International Funds; Vice President, Institutional International Funds
Thomas E. Tewksbury, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Floating Rate Fund, High Yield Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Craig A. Thiese, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Index Trust, International Index Fund, New America Growth Fund, and New Era Fund

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Robert D. Thomas, 1971 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly Senior Vice President, Moody’s Investors Service, London (to 2011)	Vice President, Corporate Income Fund, Credit Opportunities Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Siby Thomas, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, The University of Chicago Graduate School of Business (to 2009)	Vice President, Credit Opportunities Fund, International Funds, Institutional Income Funds, and Multi-Sector Account Portfolios
Toby M. Thompson, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Director of Investments, I.A.M. National Pension Fund (to 2012); CFA, CAIA	Vice President, Balanced Fund, Global Allocation Fund, Personal Strategy Funds, and Spectrum Funds
Justin Thomson, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Executive Vice President, International Funds; Vice President, New Horizons Fund
David A. Tiberii, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; CFA	President, Corporate Income Fund; Executive Vice President, Institutional Income Funds and Multi-Sector Account Portfolios; Vice President, New Income Fund and U.S. Bond Enhanced Index Fund
Mitchell J.K. Todd, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Financial Services Fund and International Funds
Michael J. Trivino, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Private Equity Group, Welsh, Carson & Stowe (to 2011)	Vice President, High Yield Fund
Susan G. Troll, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Capital Appreciation Fund and Summit Funds
Ken D. Uematsu, 1969 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA	Executive Vice President, Index Trust; Vice President, International Index Fund
Mark J. Vaselkiv, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, Floating Rate Fund, High Yield Fund, and Institutional Income Funds; Executive Vice President, Multi-Sector Account Portfolios; Vice President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Strategic Income Fund

Eric L. Veiel, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Opportunity Fund, Financial Services Fund, and Institutional International Funds
Kes Visuvalingam, 1968 Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.; CFA	Vice President, International Funds
Verena E. Wachnitz, 1978 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Executive Vice President, International Funds; Vice President, Institutional International Funds
Lauren T. Wagandt, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Product Specialist, BlueCrest Capital Management (to 2009)	Vice President, Corporate Income Fund, Credit Opportunities Fund, Institutional Income Funds, and Multi-Sector Account Portfolios

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
J. David Wagner, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Value Fund; Vice President, Diversified Small-Cap Growth Fund, Institutional Equity Funds, Mid-Cap Value Fund, New Horizons Fund, and Small-Cap Stock Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Diversified Mid-Cap Growth Fund and Institutional Equity Funds
David J. Wallack, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Mid-Cap Value Fund; Vice President, International Funds and New Era Fund
Julie L. Waples, 1970 Vice President, T. Rowe Price	Vice President, all funds
Hiroshi Watanabe, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, International Funds
Thomas H. Watson, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, Gwoth Stock Fund, Media & Telecommunications Fund, New America Growth Fund, New Horizons Fund, and Science & Technology Fund
Mark R. Weigman, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, Tax-Efficient Funds
John D. Wells, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc.	Vice President, GNMA Fund, Inflation Focused Bond Fund, Multi-Sector Account Portfolios, Short-Term Bond Fund, and Summit Funds
Justin P. White, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, Capital Opportunity Fund, Global Technology Fund, Growth Stock Fund, Media & Telecommunications Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, New America Growth Fund, and Science & Technology Fund

Christopher S. Whitehouse, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Institutional International Funds, International Funds, and Media & Telecommunications Fund
Richard T. Whitney, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company; CFA	Vice President, Balanced Fund, Global Allocation Fund, Personal Strategy Funds, Real Assets Fund, Retirement Funds, and Spectrum Funds
Edward A. Wiese, 1959 Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA

President, Short-Term Bond Fund; Vice President, California Tax-Free Income Trust, Corporate Income Fund, Inflation Focused Bond Fund, Institutional Income Funds, Multi-Sector Account Portfolios, New Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free Short-Intermediate Fund, and U.S. Treasury Funds

Tamara P. Wiggs, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Financial Services Fund, and Value Fund
Clive M. Williams, 1966 Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International	Vice President, International Funds

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
John M. Williams, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Summer Analyst, The Capital Group Companies, Inc. (to 2009)	Vice President, Dividend Growth Fund, Equity Income Fund, Mid-Cap Value Fund, and New Era Fund
Thea N. Williams, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Corporate Income Fund, Floating Rate Fund, High Yield Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
J. Zachary Wood, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Index Trust and International Index Fund

Jon Davis Wood, 1979

Vice President, T. Rowe Price; formerly Senior Vice President and Senior Research Analyst, Jeffries & Company, Inc. (to 2013); Senior Equity Analyst, Bank of America Merrill Lynch (to 2009); CFA

Vice President, Health Sciences Fund
J. Howard Woodward, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; CFA	Vice President, Corporate Income Fund, Institutional Income Funds, Institutional International Funds, International Funds, and Multi-Sector Account Portfolios

Rouven J. Wool-Lewis, 1973

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.; formerly Vice President of Corporate Strategy, UnitedHealth Group (to 2011); Associate Analyst, Oppenheimer & Company (to 2009)

Vice President, Diversified Mid-Cap Growth Fund and Health Sciences Fund
Zhen Xia, 1987 Vice President, T. Rowe Price	Vice President, Corporate Income Fund, Institutional Income Funds, and U.S. Bond Enhanced Index Fund
Marta Yago, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International	Vice President, Global Real Estate Fund and International Funds
Ernest C. Yeung, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; CFA	Vice President, Institutional International Funds, International Funds, and Media & Telecommunications Fund
Alison Mei Ling Yip, 1966 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, International Funds, and Science & Technology Fund
Wenli Zheng, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Funds and Media & Telecommunications Fund

Directors’ Compensation

Each independent director is paid $270,000 annually for his/her service on the funds’ Boards. (Prior to January 1, 2014, independent directors were paid $250,000 annually for their service on the funds’ Boards.) The chairman of the Committee of Independent Directors is paid an additional $100,000 annually for his/her service as Lead Independent Director. An independent director who serves on the Joint Audit Committee receives $10,000 annually for his/her service as a member of the committee and the Joint Audit Committee chairman receives $20,000 annually for his/her service as chairman of the committee. (Prior to January 1, 2014, Joint Audit Committee members were paid $9,000 annually and the Joint Audit Committee chairman was paid $18,000 annually.) All of these fees are allocated to each fund on a pro rata basis based on each fund’s net assets relative to the other funds.

The following table shows the accrued amounts paid by each fund, and the total compensation that was paid from all of the funds, to the independent directors and Fixed Income Advisory Board members for the 2013 calendar year. Members of the Fixed Income Advisory Board were paid the same compensation from each domestic fixed income Price Fund as those funds’ independent directors were paid. (The Fixed Income Advisory Board was terminated on October 22, 2013, when the members of the Fixed Advisory Board were elected as independent directors of the domestic fixed income Price Funds.) The independent directors of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price. The officers of the funds and interested directors do not receive any compensation or benefits from the funds for their service.

Directors	Total Compensation
Brody	$250,000
Deering (Lead)	359,000
Dick	250,000
Duncan(a)	48,000
Gerrard	259,000
Horn	250,000
McBride(a)	48,000
Rodgers(b)	250,000
Rouse	250,000
Schreiber	259,000
Tercek	268,000

(a) Elected on October 22, 2013.

(b) Theo C. Rodgers retired from the Boards on December 31, 2013.

The following table shows the amounts paid by each fund to the directors and Fixed Income Advisory Board members based on accrued compensation for the calendar year 2013:

Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rodgers**	Rouse	Schreiber	Tercek
Africa & Middle East	$82	$118	$82	$16	$85	$82	$16	$82	$82	$85	$88
Asia Opportunities(a)	2	2	2	2	2	2	2	—	2	2	2
Balanced	1,774	2,547	1,774	338	1,838	1,774	338	1,774	1,774	1,838	1,902
Blue Chip Growth	8,748	12,563	8,748	1,819	9,063	8,748	1,819	8,748	8,748	9,063	9,378
California Tax-Free Bond	206	295	206	35	213	206	35	206	206	213	220
California Tax-Free Money	40	57	40	7	41	40	7	40	40	41	43
Capital Appreciation	7,834	11,249	7,834	1,609	8,116	7,834	1,609	7,834	7,834	8,116	8,398
Capital Opportunity	239	343	239	51	248	239	51	239	239	248	256
Corporate Income	308	442	308	49	319	308	49	308	308	319	330
Credit Opportunities(b)	8	11	8	8	8	8	8	—	8	8	8
Diversified Mid-Cap Growth	118	170	118	25	123	118	25	118	118	123	127
Diversified Small-Cap Growth	266	381	266	61	275	266	61	266	266	275	285
Dividend Growth	1,651	2,371	1,651	337	1,711	1,651	337	1,651	1,651	1,711	1,770
Emerging Europe	196	281	196	33	203	196	33	196	196	203	210
Emerging Markets Bond	1,944	2,792	1,944	339	2,014	1,944	339	1,944	1,944	2,014	2,084
Emerging Markets Corporate Bond	29	42	29	9	30	29	9	29	29	30	31

Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rodgers**	Rouse	Schreiber	Tercek
Emerging Markets Corporate Multi-Sector Account Portfolio	11	15	11	3	11	11	3	11	11	11	11
Emerging Markets Local Currency Bond	29	42	29	5	30	29	5	29	29	30	31
Emerging Markets Local Multi-Sector Account Portfolio	17	25	17	4	18	17	4	17	17	18	19
Emerging Markets Stock	3,527	5,064	3,527	637	3,654	3,527	637	3,527	3,527	3,654	3,781
Equity Income	13,341	19,158	13,341	2,543	13,821	13,341	2,543	13,341	13,341	13,821	14,302
Equity Index 500	8,622	12,382	8,622	1,673	8,933	8,622	1,673	8,622	8,622	8,933	9,243
European Stock	451	648	451	106	467	451	106	451	451	467	484
Extended Equity Market Index	265	381	265	57	275	265	57	265	265	275	284
Financial Services	241	345	241	47	249	241	47	241	241	249	258
Floating Rate	88	126	88	25	91	88	25	88	88	91	94
Floating Rate Multi-Sector Account Portfolio	20	29	20	4	21	20	4	20	20	21	21
Georgia Tax-Free Bond	115	165	115	19	119	115	19	115	115	119	123
Global Allocation(c)	11	17	11	5	12	11	5	11	11	12	12
Global Industrials(d)	1	1	1	1	1	1	1	1	1	1	1
Global Growth Stock	39	56	39	7	40	39	7	39	39	40	42
Global Infrastructure (e)	23	33	23	4	24	23	4	23	23	24	25
Global Real Estate	96	138	96	18	99	96	18	96	96	99	103
Global Stock	239	343	239	44	247	239	44	239	239	247	256
Global Technology	370	531	370	77	383	370	77	370	370	383	396
GNMA	832	1,195	832	137	862	832	137	832	832	862	892
TRP Government Reserve Investment	809	1,161	809	174	838	809	174	809	809	838	867
Growth & Income	635	911	635	122	658	635	122	635	635	658	680
Growth Stock	16,936	24,320	16,936	3,377	17,546	16,936	3,377	16,936	16,936	17,546	18,155
Health Sciences	3,250	4,667	3,250	697	3,367	3,250	697	3,250	3,250	3,367	3,484
High Yield	4,494	6,454	4,494	819	4,656	4,494	819	4,494	4,494	4,656	4,818
High Yield Multi-Sector Account Portfolio	7	11	7	2	8	7	2	7	7	8	8
Inflation Focused Bond	2,152	3,091	2,152	444	2,230	2,152	444	2,152	2,152	2,230	2,307
Inflation Protected Bond	236	340	236	33	245	236	33	236	236	245	253
Institutional Africa & Middle East	84	121	84	17	87	84	17	84	84	87	91
Institutional Concentrated International Equity	4	6	4	1	4	4	1	4	4	4	4
Institutional Core Plus	135	193	135	28	139	135	28	135	135	139	144

Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rodgers**	Rouse	Schreiber	Tercek
Institutional Credit Opportunities(b)	8	11	8	8	8	8	8	—	8	8	8
Institutional Emerging Markets Bond	128	183	128	23	132	128	23	128	128	132	137
Institutional Emerging Markets Equity	503	722	503	95	521	503	95	503	503	521	539
Institutional Floating Rate	1,338	1,921	1,338	273	1,386	1,338	273	1,338	1,338	1,386	1,434
Institutional Frontier Markets Equity (f)	0	0	0	0	0	0	0	—	0	0	0
Institutional Global Focused Growth Equity	80	116	80	16	83	80	16	80	80	83	86
Institutional Global Growth Equity	62	88	62	12	64	62	12	62	62	64	66
Institutional Global Multi-Sector Bond(d)	2	3	2	2	2	2	2	2	2	2	2
Institutional Global Value Equity	4	6	4	1	4	4	1	4	4	4	5
Institutional High Yield	1,378	1,979	1,378	248	1,428	1,378	248	1,378	1,378	1,428	1,477
Institutional International Bond	95	137	95	18	99	95	18	95	95	99	102
Institutional International Core Equity	36	51	36	7	37	36	7	36	36	37	38
Institutional International Growth Equity	47	68	47	9	49	47	9	47	47	49	51
Institutional Large-Cap Core Growth	369	530	369	83	382	369	83	369	369	382	396
Institutional Large-Cap Growth	3,483	5,001	3,483	766	3,608	3,483	766	3,483	3,483	3,608	3,734
Institutional Large-Cap Value	632	908	632	130	655	632	130	632	632	655	678
Institutional Long Duration Credit(g)	4	6	4	1	4	4	1	4	4	4	4
Institutional Mid-Cap Equity Growth	1,709	2,454	1,709	348	1,771	1,709	348	1,709	1,709	1,771	1,832
Institutional Small-Cap Stock	617	886	617	134	639	617	134	617	617	639	661
Institutional U.S. Structured Research	296	425	296	61	306	296	61	296	296	306	317
Intermediate Tax-Free High Yield(h)	2	3	2	2	2	2	2	—	2	2	2
International Bond	2,515	3,611	2,515	433	2,605	2,515	433	2,515	2,515	2,605	2,696
International Concentrated Equity (m)	0	0	0	0	0	0	0	—	0	0	0
International Discovery	1,532	2,199	1,532	292	1,587	1,532	292	1,532	1,532	1,587	1,642
International Equity Index	218	313	218	44	226	218	44	218	218	226	234
International Growth & Income	3,507	5,036	3,507	714	3,633	3,507	714	3,507	3,507	3,633	3,760
International Stock	5,330	7,654	5,330	1,028	5,522	5,330	1,028	5,330	5,330	5,522	5,714

Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rodgers**	Rouse	Schreiber	Tercek
Investment-Grade Corporate Multi-Sector Account Portfolio	13	19	13	4	14	13	4	13	13	14	14
Japan	119	170	119	26	123	119	26	119	119	123	127
Latin America	743	1,067	743	111	770	743	111	743	743	770	797
Maryland Short-Term Tax-Free Bond	108	155	108	20	112	108	20	108	108	112	116
Maryland Tax-Free Bond	1,000	1,436	1,000	165	1,036	1,000	165	1,000	1,000	1,036	1,072
Maryland Tax-Free Money	61	88	61	11	64	61	11	61	61	64	66
Media & Telecommunications	1,290	1,852	1,290	267	1,336	1,290	267	1,290	1,290	1,336	1,383
Mid-Cap Growth	10,019	14,388	10,019	1,972	10,380	10,019	1,972	10,019	10,019	10,380	10,741
Mid-Cap Value	5,107	7,334	5,107	981	5,291	5,107	981	5,107	5,107	5,291	5,475
Mortgage-Backed Securities Multi-Sector Account Portfolio	12	17	12	4	12	12	4	12	12	12	12
New America Growth	1,971	2,831	1,971	376	2,042	1,971	376	1,971	1,971	2,042	2,113
New Asia	2,323	3,336	2,323	410	2,407	2,323	410	2,323	2,323	2,407	2,490
New Era	2,190	3,145	2,190	392	2,269	2,190	392	2,190	2,190	2,269	2,348
New Horizons	5,964	8,564	5,964	1,297	6,178	5,964	1,297	5,964	5,964	6,178	6,393
New Income	10,471	15,036	10,471	1,868	10,848	10,471	1,868	10,471	10,471	10,848	11,225
New Jersey Tax-Free Bond	148	212	148	25	153	148	25	148	148	153	159
New York Tax-Free Bond	212	305	212	34	220	212	34	212	212	220	228
New York Tax-Free Money	40	57	40	7	41	40	7	40	40	41	43
Overseas Stock	3,002	4,310	3,002	598	3,110	3,002	598	3,002	3,002	3,110	3,218
Personal Strategy Balanced	912	1,309	912	174	945	912	174	912	912	945	977
Personal Strategy Growth	637	915	637	125	660	637	125	637	637	660	683
Personal Strategy Income	582	835	582	110	602	582	110	582	582	602	623
Prime Reserve	3,026	4,345	3,026	3,135	594	3,026	594	3,026	3,026	3,135	3,244
Real Assets	1,571	2,256	1,571	310	1,627	1,571	310	1,571	1,571	1,627	1,684
Real Estate	1,866	2,679	1,866	329	1,933	1,866	329	1,866	1,866	1,933	2,000
TRP Reserve Investment	8,278	11,887	8,278	1,410	8,576	8,278	1,410	8,278	8,278	8,576	8,874
Retirement 2005	690	991	690	128	715	690	128	690	690	715	740
Retirement 2010	2,934	4,213	2,934	533	3,039	2,934	533	2,934	2,934	3,039	3,145
Retirement 2015	3,988	5,727	3,988	761	4,132	3,988	761	3,988	3,988	4,132	4,275
Retirement 2020	8,861	12,724	8,861	1,717	9,180	8,861	1,717	8,861	8,861	9,180	9,499
Retirement 2025	5,347	7,679	5,347	1,070	5,540	5,347	1,070	5,347	5,347	5,540	5,732
Retirement 2030	7,900	11,344	7,900	1,567	8,184	7,900	1,567	7,900	7,900	8,184	8,469
Retirement 2035	3,757	5,395	3,757	762	3,893	3,757	762	3,757	3,757	3,893	4,028

Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rodgers**	Rouse	Schreiber	Tercek
Retirement 2040	5,343	7,673	5,343	1,057	5,536	5,343	1,057	5,343	5,343	5,536	5,728
Retirement 2045	2,091	3,002	2,091	419	2,166	2,091	419	2,091	2,091	2,166	2,241
Retirement 2050	1,357	1,948	1,357	279	1,405	1,357	279	1,357	1,357	1,405	1,454
Retirement 2055	347	498	347	72	359	347	72	347	347	359	372
Retirement 2060(i)	0	0	0	0	0	0	0	0	0	0	0
Retirement Income	1,537	2,207	1,537	286	1,593	1,537	286	1,537	1,537	1,593	1,648
Science & Technology	1,359	1,951	1,359	270	1,407	1,359	270	1,359	1,359	1,407	1,456
Short-Term Bond	3,202	4,598	3,202	564	3,317	3,202	564	3,202	3,202	3,317	3,432
Short-Term Government Reserve(j)	0	0	0	0	0	0	0	0	0	0	0
Short-Term Reserve(j)	491	705	491	100	509	491	100	491	491	509	527
Small-Cap Stock	4,270	6,132	4,270	866	4,424	4,270	866	4,270	4,270	4,424	4,577
Small-Cap Value	4,332	6,221	4,332	854	4,488	4,332	854	4,332	4,332	4,488	4,644
Spectrum Growth	1,750	2,513	1,750	337	1,813	1,750	337	1,750	1,750	1,813	1,876
Spectrum Income	3,249	4,666	3,249	571	3,366	3,249	571	3,249	3,249	3,366	3,483
Spectrum International	468	672	468	95	485	468	95	468	468	485	502
Strategic Income	136	196	136	22	141	136	22	136	136	141	146
Summit Cash Reserves	2,810	4,035	2,810	546	2,911	2,810	546	2,810	2,810	2,911	3,012
Summit GNMA (k)	93	133	93	13	96	93	13	93	93	96	100
Summit Municipal Income	403	579	403	65	418	403	65	403	403	418	432
Summit Municipal Intermediate	1,242	1,783	1,242	260	1,286	1,242	260	1,242	1,242	1,286	1,331
Summit Municipal Money Market	97	140	97	18	101	97	18	97	97	101	104
Target Retirement 2005(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2010(l)	0	1	0	0	0	0	0	0	0	0	0
Target Retirement 2015(l)	0	1	0	0	1	0	0	0	0	1	1
Target Retirement 2020(l)	1	1	1	0	1	1	0	1	1	1	1
Target Retirement 2025(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2030(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2035(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2040(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2045(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2050(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2055(l)	0	0	0	0	0	0	0	0	0	0	0
Target Retirement 2060(i)	0	0	0	0	0	0	0	0	0	0	0

Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rodgers**	Rouse	Schreiber	Tercek
Tax-Efficient Equity	57	81	57	12	59	57	12	57	57	59	61
Tax-Exempt Money	430	618	430	85	446	430	85	430	430	446	461
Tax-Free High Yield	1,218	1,749	1,218	199	1,261	1,218	199	1,218	1,218	1,261	1,305
Tax-Free Income	1,460	2,096	1,460	217	1,512	1,460	217	1,460	1,460	1,512	1,565
Tax-Free Short-Intermediate	962	1,381	962	170	996	962	170	962	962	996	1,031
Tax-Free Ultra Short-Term Bond	0	0	0	0	0	0	0	0	0	0	0
Total Equity Market Index	382	549	382	78	396	382	78	382	382	396	410
U.S. Bond Enhanced Index	331	476	331	49	343	331	49	331	331	343	355
U.S. Large-Cap Core	30	42	30	6	31	30	6	30	30	31	32
U.S. Treasury Intermediate	227	326	227	33	235	227	33	227	227	235	243
U.S. Treasury Long-Term	205	294	205	29	212	205	29	205	205	212	220
U.S. Treasury Money	961	1,381	961	181	996	961	181	961	961	996	1,031
Ultra Short-Term Bond	102	147	102	27	106	102	27	102	102	106	109
Value	7,604	10,919	7,604	1,487	7,877	7,604	1,487	7,604	7,604	7,877	8,151
Virginia Tax-Free Bond	478	686	478	78	495	478	78	478	478	495	512

* For the period November 1, 2013, through December 31, 2013.

** Retired on December 31, 2013.

(a) Estimated for the period May 22, 2014, through December 31, 2014.

(b) Estimated for the period April 30, 2014, through December 31, 2014.

(c) For the period May 29, 2013, through December 31, 2013.

(d) For the period October 25, 2013, through December 31, 2013.

(e) The Global Infrastructure Fund merged into the Real Assets Fund on May 19, 2014.

(f) Estimated for the period September 23, 2014, through December 31, 2014.

(g) For the period June 4, 2013, through December 31, 2013.

(h) Estimated for the period July 25, 2014, through December 31, 2014.

(i) Estimated for the period June 24, 2014, through December 31, 2014.

(j) For the period January 15, 2013, through December 31, 2013.

(k) The Summit GNMA Fund merged into the GNMA Fund on May 19, 2014.

(l) For the period August 21, 2013, through December 31, 2013.

(m) Estimated for the period August 23, 2014, through December 31, 2014.

Directors’ Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the current independent and inside directors, as of December 31, 2013, unless otherwise indicated.

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
Africa & Middle East	None	None	None	None	None	None	None	None	None	None
Balanced	None	None	over $100,000	None	None	None	None	None	None	None
Blue Chip Growth	None	None	$50,001-$100,000	None	None	None	None	None	over $100,000	None
Blue Chip Growth Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Blue Chip Growth Fund–R Class	None	None	None	None	None	None	None	None	None	None
California Tax-Free Bond	None	None	None	None	None	None	None	None	None	None
California Tax-Free Money	None	None	None	None	None	None	None	None	None	None
Capital Appreciation	None	None	over $100,000	None	$10,001-$50,000	None	over $100,000	None	None	None
Capital Appreciation Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Capital Opportunity	None	None	None	None	None	None	None	None	None	None
Capital Opportunity Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Capital Opportunity Fund–R Class	None	None	None	None	None	None	None	None	None	None
Corporate Income	None	None	None	None	None	None	None	None	None	None
Diversified Mid-Cap Growth	None	None	None	None	None	None	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None	None	None	None	None	None	None
Dividend Growth	None	None	over $100,000	None	None	None	None	None	None	None
Dividend Growth Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Emerging Europe	None	None	None	None	None	None	None	None	None	None
Emerging Markets Bond	None	None	None	None	None	None	None	None	None	None
Emerging Markets Corporate Bond	None	None	None	None	None	None	None	None	None	None
Emerging Markets Corporate Bond–Advisor Class	None	None	None	None	None	None	None	None	None	None
Emerging Markets Corporate Multi-Sector Account Portfolio	None	None	None	None	None	None	None	None	None	None
Emerging Markets Local Currency Bond	None	None	None	None	None	None	None	None	None	None
Emerging Markets Local Currency Bond Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Emerging Markets Local Multi-Sector Account Portfolio	None	None	None	None	None	None	None	None	None	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
Emerging Markets Stock	None	None	None	None	None	None	None	None	None	None
Equity Income	None	over $100,000	over $100,000	None	None	None	None	None	None	None
Equity Income Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Equity Income Fund–R Class	None	None	None	None	None	None	None	None	None	None
Equity Index 500	None	None	None	None	None	None	None	None	None	None
European Stock	None	None	None	None	$10,001-$50,000	None	None	None	None	None
Extended Equity Market Index	None	None	None	None	None	None	None	None	None	None
Financial Services	None	None	None	None	$10,001-$50,000	None	None	None	None	None
Floating Rate	None	None	None	None	None	None	None	None	None	None
Floating Rate Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Floating Rate Multi-Sector Account Portfolio	None	None	None	None	None	None	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None	None	None	None	None	None	None
Global Allocation	None	None	None	None	None	None	None	None	None	None
Global Allocation–Advisor Class	None	None	None	None	None	None	None	None	None	None
Global Growth Stock	None	None	None	None	None	None	None	None	None	None
Global Growth Stock Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Global Industrials	None	None	None	None	$1-$10,000	None	None	None	None	None
Global Real Estate	None	None	None	None	$10,001-$50,000	None	None	None	None	None
Global Real Estate Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Global Stock	None	None	None	None	None	None	None	None	None	None
Global Stock Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Global Technology	None	over $100,000	None	None	$10,001-$50,000	None	None	None	None	None
GNMA	None	None	None	None	None	None	None	None	over $100,000	None
TRP Government Reserve Investment	None	None	None	None	None	None	None	None	None	None
Growth & Income	None	None	$10,001-$50,000	None	None	None	None	None	over $100,000	None
Growth Stock	None	None	over $100,000	None	None	None	None	None	None	None
Growth Stock Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Growth Stock Fund–R Class	None	None	None	None	None	None	None	None	None	None
Health Sciences	None	None	over $100,000	None	$10,001-$50,000	None	over $100,000	None	None	None
High Yield	None	None	over $100,000	None	None	None	None	None	over $100,000	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
High Yield Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
High Yield Multi-Sector Account Portfolio	None	None	None	None	None	None	None	None	None	None
Inflation Focused Bond	None	None	None	None	None	None	None	None	None	None
Inflation Protected Bond	None	None	over $100,000	None	None	None	None	None	None	None
Institutional Africa & Middle East	None	None	None	None	None	None	None	None	None	None
Institutional Concentrated International Equity	None	None	None	None	None	None	None	None	None	None
Institutional Core Plus	None	None	None	None	None	None	None	None	None	None
Institutional Core Plus Fund-F Class	None	None	None	None	None	None	None	None	None	None
Institutional Emerging Markets Bond	None	None	None	None	None	None	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None	None	None	None	None	None	None
Institutional Floating Rate	None	over $100,000	None	None	None	None	None	None	None	None
Institutional Floating Rate Fund-F Class	None	None	None	None	None	None	None	None	None	None
Institutional Global Focused Growth Equity	None	None	None	None	None	None	None	None	None	None
Institutional Global Growth Equity	None	None	None	None	None	None	None	None	None	None
Institutional Global Multi-Sector Bond	None	None	None	None	None	None	None	None	None	None
Institutional Global Value Equity	None	None	None	None	None	None	None	None	None	None
Institutional High Yield	None	None	None	None	None	None	None	None	None	None
Institutional International Bond	None	None	None	None	None	None	None	None	None	None
Institutional International Core Equity	None	None	None	None	None	None	None	None	None	None
Institutional International Growth Equity	None	None	None	None	None	None	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None	None	None	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None	None	None	None	None	None	None
Institutional Large-Cap Value	None	None	None	None	None	None	None	None	None	None
Institutional Long Duration Credit	None	None	None	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None	None	None	None	None	None	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
Institutional Small-Cap Stock	None	None	None	None	None	None	None	None	None	None
Institutional U.S. Structured Research	None	None	None	None	None	None	None	None	None	None
International Bond	None	None	None	None	None	None	None	None	None	None
International Bond Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
International Discovery	None	None	None	None	None	None	None	None	None	None
International Equity Index	None	None	None	None	None	None	None	None	None	None
International Growth & Income	None	None	None	None	None	None	None	None	None	None
International Growth & Income Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
International Growth & Income Fund–R Class	None	None	None	None	None	None	None	None	None	None
International Stock	None	None	None	None	None	None	None	None	None	None
International Stock Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
International Stock Fund–R Class	None	None	None	None	None	None	None	None	None	None
Investment Grade Multi-Sector Account Portfolio	None	None	None	None	None	None	None	None	None	None
Japan	None	None	None	None	$10,001-$50,000	None	None	None	over $100,000	None
Latin America	None	None	None	None	None	None	None	None	over $100,000	None
Maryland Short-Term Tax-Free Bond	None	None	None	None	None	None	None	None	None	None
Maryland Tax-Free Bond	None	None	None	None	None	None	None	None	None	None
Maryland Tax-Free Money	None	None	None	None	None	None	None	None	None	None
Media & Telecommunications	None	None	None	None	$50,001-$100,000	None	None	None	None	None
Mid-Cap Growth	None	None	None	None	over $100,000	None	None	None	None	None
Mid-Cap Growth Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Mid-Cap Growth Fund–R Class	None	None	None	None	None	None	None	None	None	None
Mid-Cap Value	None	None	None	None	None	None	None	None	None	None
Mid-Cap Value Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Mid-Cap Value Fund–R Class	None	None	None	None	None	None	None	None	None	None
Mortgage-Backed Securities Multi-Sector Account Portfolio	None	None	None	None	None	None	None	None	None	None
New America Growth	None	None	None	None	None	None	over $100,000	None	None	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
New America Growth Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
New Asia	None	None	None	None	None	None	None	None	None	None
New Era	None	None	None	None	None	None	None	None	None	None
New Horizons	over $100,000	None	None	None	$50,001-$100,000	None	None	None	None	None
New Income	None	None	None	None	None	None	None	None	over $100,000	None
New Income Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
New Income Fund–R Class	None	None	None	None	None	None	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None	None	None	None	None	None	None
New York Tax-Free Bond	None	None	None	None	None	None	None	None	None	None
New York Tax-Free Money	None	None	None	None	None	None	None	None	None	None
Overseas Stock	None	None	None	None	None	None	None	None	None	None
Personal Strategy Balanced	None	None	None	None	None	None	None	$50,001-$100,000	None	None
Personal Strategy Growth	None	None	None	None	None	None	None	None	None	None
Personal Strategy Income	None	over $100,000	None	None	None	None	None	None	None	None
Prime Reserve	None	None	None	None	$50,001-$100,000	None	None	None	None	None
Real Assets	None	None	None	None	None	None	None	None	None	None
Real Estate	None	None	None	None	None	None	over $100,000	None	None	None
Real Estate Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
TRP Reserve Investment	None	None	None	None	None	None	None	None	None	None
Retirement 2005	None	None	None	None	None	None	None	None	None	None
Retirement 2005 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2005 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2010	None	None	None	None	None	None	None	None	None	None
Retirement 2010 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2010 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2015	over $100,000	None	None	None	None	over $100,000	None	None	None	None
Retirement 2015 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2015 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2020	None	None	None	None	$50,001-$100,000	over $100,000	None	None	None	None
Retirement 2020 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2020 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2025	None	None	None	None	None	None	None	None	None	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
Retirement 2025 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2025 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2030	None	None	None	None	None	None	None	$10,001-$50,000	None	None
Retirement 2030 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2030 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2035	None	None	None	None	None	None	None	None	None	None
Retirement 2035 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2035 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2040	None	None	None	None	None	None	None	None	None	None
Retirement 2040 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2040 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2045	None	None	None	None	None	None	None	None	None	None
Retirement 2045 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2045 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2050	None	None	None	None	None	None	None	None	None	None
Retirement 2050 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2050 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement 2055	None	None	None	None	None	None	None	None	None	None
Retirement 2055 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement 2055 Fund–R Class	None	None	None	None	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None	None	None	None	None
Retirement Income Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Retirement Income Fund–R Class	None	None	None	None	None	None	None	None	None	None
Science & Technology	None	None	$10,001-$50,000	None	$1-$10,000	None	None	None	None	None
Science & Technology Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Short-Term Bond	None	None	over $100,000	None	None	None	None	None	over $100,000	None
Short-Term Bond Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Short-Term Government Reserve	None	None	None	None	None	None	None	None	None	None
Short-Term Reserve	None	None	None	None	None	None	None	None	None	None
Small-Cap Stock	None	None	None	None	$10,001-$50,000	None	None	None	None	None
Small-Cap Stock Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Small-Cap Value	None	None	None	None	$10,001-$50,000	None	None	None	None	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
Small-Cap Value Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Spectrum Growth	None	None	None	None	None	None	None	None	None	None
Spectrum Income	None	None	None	None	None	None	None	None	None	None
Spectrum International	None	None	None	None	None	None	None	None	None	None
Strategic Income	None	None	None	None	None	None	None	None	None	None
Strategic Income Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Summit Cash Reserves	None	None	over $100,000	None	None	$10,001-$50,000	None	None	$1-$10,000	over $100,000
Summit Municipal Income	None	None	None	None	None	None	None	None	over $100,000	None
Summit Municipal Income–Advisor Class	None	None	None	None	None	None	None	None	None	None
Summit Municipal Intermediate	None	None	None	None	None	None	None	None	over $100,000	None
Summit Municipal Intermediate –Advisor Class	None	None	None	None	None	None	None	None	None	None
Summit Municipal Money Market	None	None	None	None	None	None	None	None	$50,001-$100,000	None
Target Retirement 2005	None	None	None	None	None	None	None	None	None	None
Target Retirement 2005 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2010	None	None	None	None	None	None	None	None	None	None
Target Retirement 2010 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2015	None	None	None	None	None	None	None	None	None	None
Target Retirement 2015 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2020	None	None	None	None	None	None	None	None	None	None
Target Retirement 2020 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2025	None	None	None	None	None	None	None	None	None	None
Target Retirement 2025 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2030	None	None	None	None	None	None	None	None	None	None
Target Retirement 2030 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2035	None	None	None	None	None	None	None	None	None	None
Target Retirement 2035 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None

Aggregate Holdings, All Funds	Independent Directors
	Brody	Deering	Dick	Duncan*	Gerrard	Horn	McBride*	Rouse	Schreiber	Tercek
	over $100,000	over $100,000	over $100,000	None	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None
Target Retirement 2040	None	None	None	None	None	None	None	None	None	None
Target Retirement 2040 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2045	None	None	None	None	None	None	None	None	None	None
Target Retirement 2045 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2050	None	None	None	None	None	None	None	None	None	None
Target Retirement 2050 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Target Retirement 2055	None	None	None	None	None	None	None	None	None	None
Target Retirement 2055 Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Tax-Efficient Equity	None	None	None	None	None	None	None	None	None	None
Tax-Exempt Money	None	None	None	None	None	None	None	None	None	None
Tax-Free High Yield	None	None	None	None	None	None	None	None	over $100,000	None
Tax-Free High Yield–Advisor Class	None	None	None	None	None	None	None	None	None	None
Tax-Free Income	None	None	None	None	None	None	None	None	None	None
Tax-Free Income Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	None	None	None	None	None	None	None
Tax-Free Short-Intermediate –Advisor Class	None	None	None	None	None	None	None	None	None	None
Tax-Free Ultra Short-Term Bond	None	None	None	None	None	None	None	None	None	None
Total Equity Market Index	None	None	None	None	None	None	None	None	None	None
U.S. Bond Enhanced Index	None	None	None	None	None	None	None	None	None	None
U.S. Large-Cap Core	None	None	None	None	None	None	None	None	None	None
U.S. Large-Cap Core Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
U.S. Treasury Intermediate	None	None	$1-$10,000	None	None	None	None	None	over $100,000	None
U.S. Treasury Long-Term	None	None	None	None	None	None	None	None	over $100,000	None
U.S. Treasury Money	None	None	None	None	None	None	None	None	$1-$10,000	None
Ultra Short-Term Bond	None	None	None	None	None	None	None	None	None	None
Value	None	None	None	None	None	None	None	None	over $100,000	None
Value Fund–Advisor Class	None	None	None	None	None	None	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None	None	None	None	None	None	None

*Elected on October 22, 2013.

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Gitlin	Rogers
	over $100,000	over $100,000	over $100,000
Africa & Middle East	None	None	None
Balanced	None	None	None
Blue Chip Growth	None	None	None
Blue Chip Growth Fund–Advisor Class	None	None	None
Blue Chip Growth Fund–R Class	None	None	None
California Tax-Free Bond	None	None	None
California Tax-Free Money	None	None	None
Capital Appreciation	over $100,000	over $100,000	None
Capital Appreciation Fund–Advisor Class	None	None	None
Capital Opportunity	None	None	None
Capital Opportunity Fund–Advisor Class	None	None	None
Capital Opportunity Fund–R Class	None	None	None
Corporate Income	None	None	over $100,000
Diversified Mid-Cap Growth	None	None	None
Diversified Small-Cap Growth	None	None	None
Dividend Growth	None	$50,001-$100,000	None
Dividend Growth Fund–Advisor Class	None	None	None
Emerging Europe	None	None	None
Emerging Markets Bond	None	None	None
Emerging Markets Corporate Bond	None	None	None
Emerging Markets Corporate Bond–Advisor Class	None	None	None
Emerging Markets Corporate Multi-Sector Account Portfolio	None	None	None
Emerging Markets Local Currency Bond	None	over $100,000	None
Emerging Markets Local Currency Bond Fund–Advisor Class	None	None	None
Emerging Markets Local Multi-Sector Account Portfolio	None	None	None
Emerging Markets Stock	over $100,000	None	None
Equity Income	$50,001-$100,000	None	over $100,000
Equity Income Fund–Advisor Class	None	None	None
Equity Income Fund–R Class	None	None	None
Equity Index 500	None	None	None
European Stock	None	None	None
Extended Equity Market Index	None	None	None
Financial Services	None	None	None
Floating Rate	None	over $100,000	None
Floating Rate Fund–Advisor Class	None	None	None
Floating Rate Multi-Sector Account Portfolio	None	None	None
Georgia Tax-Free Bond	None	None	None
Global Allocation	None	over $100,000	None
Global Allocation Fund–Advisor Class	None	None	None
Global Growth Stock	None	None	None

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Gitlin	Rogers
	over $100,000	over $100,000	over $100,000
Global Growth Stock Fund–Advisor Class	None	None	None
Global Industrials	None	None	None
Global Real Estate	None	None	None
Global Real Estate Fund–Advisor Class	None	None	None
Global Stock	over $100,000	None	over $100,000
Global Stock Fund–Advisor Class	None	None	None
Global Technology	None	None	None
GNMA	None	None	None
TRP Government Reserve Investment	None	None	None
Growth & Income	None	None	None
Growth Stock	over $100,000	None	None
Growth Stock Fund–Advisor Class	None	None	None
Growth Stock Fund–R Class	None	None	None
Health Sciences	None	None	None
High Yield	$10,001-$50,000	None	None
High Yield Fund–Advisor Class	None	None	None
High Yield Multi-Sector Account Portfolio	None	None	None
Inflation Focused Bond	None	None	None
Inflation Protected Bond	None	None	None
Institutional Africa & Middle East	None	None	None
Institutional Concentrated International Equity	None	None	None
Institutional Core Plus	None	None	None
Institutional Core Plus Fund-F Class	None	None	None
Institutional Emerging Markets Bond	None	None	None
Institutional Emerging Markets Equity	None	None	None
Institutional Floating Rate	None	None	None
Institutional Floating Rate Fund-F Class	None	None	None
Institutional Global Focused Growth Equity	None	None	None
Institutional Global Growth Equity	None	None	None
Institutional Global Multi-Sector Bond	None	None	None
Institutional Global Value Equity	None	None	None
Institutional High Yield	None	None	None
Institutional International Bond	None	None	None
Institutional International Core Equity	None	None	None
Institutional International Growth Equity	None	None	None
Institutional Large-Cap Core Growth	None	None	None
Institutional Large-Cap Growth	None	None	None
Institutional Large-Cap Value	None	None	None
Institutional Long Duration Credit	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Gitlin	Rogers
	over $100,000	over $100,000	over $100,000
Institutional Small-Cap Stock	None	None	None
Institutional U.S. Structured Research	None	None	None
International Bond	None	None	None
International Bond Fund–Advisor Class	None	None	None
International Discovery	$10,001-$50,000	None	None
International Equity Index	None	None	None
International Growth & Income	None	None	None
International Growth & Income Fund–Advisor Class	None	None	None
International Growth & Income Fund–R Class	None	None	None
International Stock	$10,001-$50,000	over $100,000	None
International Stock Fund–Advisor Class	None	None	None
International Stock Fund–R Class	None	None	None
Investment Grade Multi-Sector Account Portfolio	None	None	None
Japan	None	None	over $100,000
Latin America	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None
Maryland Tax-Free Bond	None	None	None
Maryland Tax-Free Money	None	None	None
Media & Telecommunications	None	None	over $100,000
Mid-Cap Growth	over $100,000	None	None
Mid-Cap Growth Fund–Advisor Class	None	None	None
Mid-Cap Growth Fund–R Class	None	None	None
Mid-Cap Value	None	None	None
Mid-Cap Value Fund–Advisor Class	None	None	None
Mid-Cap Value Fund–R Class	None	None	None
Mortgage-Backed Securities Multi-Sector Account Portfolio	None	None	None
New America Growth	None	None	over $100,000
New America Growth Fund–Advisor Class	None	None	None
New Asia	over $100,000	None	None
New Era	None	None	None
New Horizons	$10,001-$50,000	None	None
New Income	None	None	$50,001-$100,000
New Income Fund–Advisor Class	None	None	None
New Income Fund–R Class	None	None	None
New Jersey Tax-Free Bond	None	None	None
New York Tax-Free Bond	None	None	None
New York Tax-Free Money	None	None	None
Overseas Stock	None	None	None
Personal Strategy Balanced	None	None	None
Personal Strategy Growth	None	None	None
Personal Strategy Income	None	None	None
Prime Reserve	over $100,000	None	over $100,000
Real Assets	None	None	None

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Gitlin	Rogers
	over $100,000	over $100,000	over $100,000
Real Estate	None	None	None
Real Estate Fund–Advisor Class	None	None	None
TRP Reserve Investment	None	None	None
Retirement 2005	None	None	None
Retirement 2005 Fund–Advisor Class	None	None	None
Retirement 2005 Fund–R Class	None	None	None
Retirement 2010	None	None	None
Retirement 2010 Fund–Advisor Class	None	None	None
Retirement 2010 Fund–R Class	None	None	None
Retirement 2015	None	over $100,000	None
Retirement 2015 Fund–Advisor Class	None	None	None
Retirement 2015 Fund–R Class	None	None	None
Retirement 2020	None	None	None
Retirement 2020 Fund–Advisor Class	None	None	None
Retirement 2020 Fund–R Class	None	None	None
Retirement 2025	None	None	None
Retirement 2025 Fund–Advisor Class	None	None	None
Retirement 2025 Fund–R Class	None	None	None
Retirement 2030	None	over $100,000	None
Retirement 2030 Fund–Advisor Class	None	None	None
Retirement 2030 Fund–R Class	None	None	None
Retirement 2035	None	$50,001-$100,000	None
Retirement 2035 Fund–Advisor Class	None	None	None
Retirement 2035 Fund–R Class	None	None	None
Retirement 2040	None	None	None
Retirement 2040 Fund–Advisor Class	None	None	None
Retirement 2040 Fund–R Class	None	None	None
Retirement 2045	None	None	None
Retirement 2045 Fund–Advisor Class	None	None	None
Retirement 2045 Fund–R Class	None	None	None
Retirement 2050	None	None	None
Retirement 2050 Fund–Advisor Class	None	None	None
Retirement 2050 Fund–R Class	None	None	None
Retirement 2055	over $100,000	None	None
Retirement 2055 Fund–Advisor Class	None	None	None
Retirement 2055 Fund–R Class	None	None	None
Retirement Income	None	None	None
Retirement Income Fund–Advisor Class	None	None	None
Retirement Income Fund–R Class	None	None	None
Science & Technology	over $100,000	None	$50,001-$100,000
Science & Technology Fund–Advisor Class	None	None	None
Short-Term Bond	None	over $100,000	None

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Gitlin	Rogers
	over $100,000	over $100,000	over $100,000
Short-Term Bond Fund–Advisor Class	None	None	None
Short-Term Government Reserve	None	None	None
Short-Term Reserve	None	None	None
Small-Cap Stock	$10,001-$50,000	None	None
Small-Cap Stock Fund–Advisor Class	None	None	None
Small-Cap Value	$10,001-$50,000	None	None
Small-Cap Value Fund–Advisor Class	None	None	None
Spectrum Growth	over $100,000	None	None
Spectrum Income	$10,001-$50,000	None	over $100,000
Spectrum International	$10,001-$50,000	None	None
Strategic Income	None	None	None
Strategic Income Fund–Advisor Class	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	over $100,000
Summit Municipal Income	None	None	None
Summit Municipal Income–Advisor Class	None	None	None
Summit Municipal Intermediate	None	None	None
Summit Municipal Intermediate –Advisor Class	None	None	None
Summit Municipal Money Market	over $100,000	over $100,000	None
Target Retirement 2005	None	None	None
Target Retirement 2005 Fund–Advisor Class	None	None	None
Target Retirement 2010	None	None	None
Target Retirement 2010 Fund–Advisor Class	None	None	None
Target Retirement 2015	None	None	None
Target Retirement 2015 Fund–Advisor Class	None	None	None
Target Retirement 2020	None	None	None
Target Retirement 2020 Fund–Advisor Class	None	None	None
Target Retirement 2025	None	None	None
Target Retirement 2025 Fund–Advisor Class	None	None	None
Target Retirement 2030	None	None	None
Target Retirement 2030 Fund–Advisor Class	None	None	None
Target Retirement 2035	None	None	None
Target Retirement 2035 Fund–Advisor Class	None	None	None
Target Retirement 2040	None	None	None
Target Retirement 2040 Fund–Advisor Class	None	None	None
Target Retirement 2045	None	None	None
Target Retirement 2045 Fund–Advisor Class	None	None	None
Target Retirement 2050	None	None	None
Target Retirement 2050 Fund–Advisor Class	None	None	None
Target Retirement 2055	None	None	None

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Gitlin	Rogers
	over $100,000	over $100,000	over $100,000
Target Retirement 2055 Fund–Advisor Class	None	None	None
Tax-Efficient Equity	None	None	None
Tax-Exempt Money	None	None	None
Tax-Free High Yield	None	None	None
Tax-Free High Yield–Advisor Class	None	None	None
Tax-Free Income	None	None	None
Tax-Free Income Fund–Advisor Class	None	None	None
Tax-Free Short-Intermediate	None	None	None
Tax-Free Short-Intermediate–Advisor Class	None	None	None
Tax-Free Ultra Short-Term Bond	None	None	None
Total Equity Market Index	None	None	None
U.S. Bond Enhanced Index	None	None	None
U.S. Large-Cap Core	None	None	None
U.S. Large-Cap Core–Advisor Class	None	None	None
U.S. Treasury Intermediate	None	None	None
U.S. Treasury Long-Term	None	None	None
U.S. Treasury Money	None	over $100,000	None
Ultra Short-Term Bond	None	over $100,000	None
Value	None	over $100,000	$50,001-$100,000
Value Fund–Advisor Class	None	None	None
Virginia Tax-Free Bond	None	None	None

Portfolio Managers’ Holdings in the Price Funds

The following tables set forth the Price Fund holdings of each fund’s portfolio manager, who serves as chairman of the fund’s Investment Advisory Committee and has day-to-day responsibility for managing the fund and executing the fund’s investment program. One column shows the dollar range of shares beneficially owned in the fund for which he or she serves as portfolio manager, as of the end of that fund’s fiscal year-end, and the other column shows the dollar range of shares beneficially owned in all funds within the T. Rowe Price family of funds, as of December 31 of the prior year. Shares of the Price Funds are frequently held by T. Rowe Price employees, including portfolio managers, through participation in the T. Rowe Price 401(k) plan. However, in March 2012, the T. Rowe Price 401(k) plan replaced certain Price Funds with similarly managed T. Rowe Price common trust funds, which operate much like mutual funds but are exempt from registration under the federal securities laws. As a result, the range of fund holdings shown in the tables may have decreased for those portfolio managers who manage a Price Fund that is no longer offered as part of the T. Rowe Price 401(k) plan even though the portfolio manager may now invest in the T. Rowe Price common trust fund within the same investment strategy.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
Africa & Middle East	Oliver D.M. Bell	None	None
Asia Opportunities	Eric C. Moffett	(c)	(c)
Balanced	Charles M. Shriver	$100,001–$500,000	over $1,000,000
Blue Chip Growth (b)	Larry J. Puglia	over $1,000,000	over $1,000,000
Capital Appreciation (b)	David R. Giroux	$10,001–$50,000	$500,001–$1,000,000
Capital Opportunity	Anna M. Dopkin	over $1,000,000	over $1,000,000

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
Corporate Income	David A. Tiberii	$100,001–$500,000	over $1,000,000
Credit Opportunities	Paul A. Karpers	(d)	over $1,000,000
Diversified Mid-Cap Growth	Donald J. Easley Donald J. Peters	$500,001–$1,000,000 over $1,000,000	over $1,000,000 over $1,000,000
Diversified Small-Cap Growth	Sudhir Nanda	$100,001–$500,000	$500,001–$1,000,000
Dividend Growth	Thomas J. Huber	$500,001–$1,000,000	over $1,000,000
Emerging Europe	Leigh Innes	None	$50,001–$100,000
Emerging Markets Bond	Michael J. Conelius	$100,001–$500,000	over $1,000,000
Emerging Markets Corporate Bond	Michael J. Conelius	$100,001–$500,000	over $1,000,000
Emerging Markets Local Currency Bond	Andrew Keirle	$10,001–$50,000	$10,001–$50,000
Emerging Markets Stock	Gonzalo Pangaro	over $1,000,000	over $1,000,000
Equity Income (b)	Brian C. Rogers (e)	over $1,000,000	over $1,000,000
Equity Index 500 (b)	E. Frederick Bair	$10,001–$50,000	$100,001–$500,000
European Stock	Dean Tenerelli	None	None
Extended Equity Market Index	E. Frederick Bair Ken D. Uematsu	$10,001–$50,000 $50,001–$100,000	$100,001–$500,000 $500,001–$1,000,000
Financial Services	Gabriel Solomon	(f)	(f)
Floating Rate	Paul M. Massaro	$50,001–$100,000	$500,001–$1,000,000
Global Allocation	Charles M. Shriver	$100,001–$500,000	over $1,000,000
Global Industrials	Peter J. Bates	None	$100,001–$500,000
Global Growth Stock	R. Scott Berg	over $1,000,000	over $1,000,000
Global Real Estate	David M. Lee (g)	$100,001–$500,000	over $1,000,000
Global Stock	David J. Eiswert	over $1,000,000	over $1,000,000
Global Technology	Joshua K. Spencer	over $1,000,000	over $1,000,000
GNMA	Andrew C. McCormick	$100,001–$500,000	over $1,000,000
Growth & Income	Thomas J. Huber	$100,001–$500,000	over $1,000,000
Growth Stock (b)	Joseph B. Fath	$10,001–$50,000	over $1,000,000
Health Sciences	Taymour R. Tamaddon	$100,001–$500,000	$100,001–$500,000
High Yield (b)	Mark J. Vaselkiv	None	$500,001–$1,000,000
Inflation Protected Bond	Daniel O. Shackelford	$50,001–$100,000	over $1,000,000
Intermediate Tax- Free High Yield	James M. Murphy	(h)	over $1,000,000
International Bond	Arif Husain Christopher J. Rothery	None $10,001–$50,000	None $100,001–$500,000
International Concentrated Equity	Federico Santilli	(i)	None
International Discovery	Justin Thomson	$100,001–$500,000	over $1,000,000
International Equity Index	E. Frederick Bair Neil Smith	$10,001–$50,000 None	$100,001–$500,000 None
International Growth & Income	Jonathan H.W. Matthews	$10,001–$50,000	$10,001–$50,000
International Stock (b)	Robert W. Smith	over $1,000,000	over $1,000,000
Japan	Archibald Ciganer	(j)	None
Latin America	Verena E. Wachnitz	(k)	(k)
Maryland Short-Term Tax-Free Bond	Charles B. Hill	$10,001–$50,000	over $1,000,000
Maryland Tax-Free Bond	Hugh D. McGuirk	$500,001–$1,000,000	over $1,000,000
Maryland Tax-Free Money	Joseph K. Lynagh	$1–$10,000	over $1,000,000
Media & Telecommunications	Paul D. Greene II	$100,001–$500,000	$100,001–$500,000
Mid-Cap Growth (b)	Brian W.H. Berghuis	over $1,000,000	over $1,000,000
Mid-Cap Value (b)	David J. Wallack	None	over $1,000,000
New America Growth	Daniel Martino	$500,001–$1,000,000	over $1,000,000
New Asia	Anh Lu	None	over $1,000,000

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
New Era	Shawn T. Driscoll	$100,001–$500,000	$500,001–$1,000,000
New Horizons (b)	Henry M. Ellenbogen	$100,001–$500,000	over $1,000,000
New Income	Daniel O. Shackelford	$100,001–$500,000	over $1,000,000
Overseas Stock	Raymond A. Mills	over $1,000,000	over $1,000,000
Personal Strategy Balanced	Charles M. Shriver	$1-$10,000	over $1,000,000
Personal Strategy Growth	Charles M. Shriver	$100,001–$500,000	over $1,000,000
Personal Strategy Income	Charles M. Shriver	None	over $1,000,000
Prime Reserve	Joseph K. Lynagh	$50,001–$100,000	over $1,000,000
Real Assets	Wyatt A. Lee	$10,001–$50,000	over $1,000,000
Real Estate	David M. Lee	$100,001–$500,000	over $1,000,000
Science & Technology	Kennard W. Allen	over $1,000,000	over $1,000,000
Short-Term Bond	Edward A. Wiese	$500,001–$1,000,000	over $1,000,000
Small-Cap Stock (b)	Gregory A. McCrickard	$500,001–$1,000,000	over $1,000,000
Small-Cap Value (b)	J. David Wagner	$1-$10,000	over $1,000,000
Spectrum Growth	Charles M. Shriver	$100,001-$500,000	over $1,000,000
Spectrum Income	Charles M. Shriver	$100,001-$500,000	over $1,000,000
Spectrum International	Charles M. Shriver	$100,001-$500,000	over $1,000,000
Strategic Income	Steven C. Huber	$100,001–$500,000	$100,001–$500,000
Summit Cash Reserves	Joseph K. Lynagh	$1-$10,000	over $1,000,000
Summit Municipal Income	Konstantine B. Mallas	$100,001-$500,000	over $1,000,000
Summit Municipal Intermediate	Charles B. Hill	$500,001–$1,000,000	over $1,000,000
Summit Municipal Money Market	Joseph K. Lynagh	None	over $1,000,000
Tax- Efficient Equity	Donald J. Peters	over $1,000,000	over $1,000,000
Tax- Exempt Money	Joseph K. Lynagh	$10,001–$50,000	over $1,000,000
Tax- Free High Yield	James M. Murphy	$100,001–$500,000	over $1,000,000
Tax- Free Income	Konstantine B. Mallas	$100,001–$500,000	over $1,000,000
Tax- Free Short-Intermediate	Charles B. Hill	$10,001–$50,000	over $1,000,000
Tax- Free Ultra Short-Term Bond	Joseph K. Lynagh	(l)	(l)
Total Equity Market Index	E. Frederick Bair Ken D. Uematsu	$50,001–$100,000 $1-$10,000	$100,001–$500,000 $500,001–$1,000,000
U.S. Bond Enhanced Index	Robert M. Larkins	$10,001–$50,000	$100,001–$500,000
U.S. Large-Cap Core	Jeffrey Rottinghaus	over $1,000,000	over $1,000,000
U.S. Treasury Intermediate	Brian J. Brennan	$10,001–$50,000	over $1,000,000
U.S. Treasury Long-Term	Brian J. Brennan	$10,001–$50,000	over $1,000,000
U.S. Treasury Money (b)	Joseph K. Lynagh	$1–$10,000	over $1,000,000
Ultra Short-Term Bond	Joseph K. Lynagh	$100,001–$500,000	over $1,000,000
Value (b)	Mark S. Finn	$500,001–$1,000,000	over $1,000,000

(a) See table beginning on page 7 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 7.

(b) The portfolio manager invests in a similarly managed T. Rowe Price common trust fund within the T. Rowe Price 401(k) plan.

(c) The fund incepted on May 21, 2014, therefore the range of fund holdings is not yet available.

(d) The fund incepted on April 29, 2014, therefore the range of fund holdings is not yet available.

(e) On November 1, 2015, John D. Linehan will replace Brian C. Rogers as the fund’s portfolio manager.

(f) On July 31, 2014, Gabriel Solomon became portfolio manager of the fund, therefore the range of fund holdings is not yet available.

(g) On April 1, 2015, Nina P. Jones will replace David M. Lee as the fund’s portfolio manager.

(h) The fund incepted on July 24, 2014, therefore the range of fund holdings is not yet available.

(i) The fund incepted on August 22, 2014, therefore the range of fund holdings is not yet available.

(j) On December 27, 2013, Archibald Ciganer became portfolio manager of the fund, therefore the range of fund holdings is not yet available.

(k) On March 31, 2014, Verena E. Wachnitz became sole portfolio manager of the fund. The range of fund holdings is not yet available.

(l) The fund has not incepted, therefore the range of fund holdings is not yet available.

The following funds may be purchased only by institutional investors.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
Institutional Africa & Middle East	Oliver D.M. Bell	None	None
Institutional Concentrated International Equity	Federico Santilli	None	None
Institutional Core Plus	Brian J. Brennan	None	over $1,000,000
Institutional Credit Opportunities	Paul A. Karpers	(b)	over $1,000,000
Institutional Emerging Markets Bond	Michael J. Conelius	None	over $1,000,000
Institutional Emerging Markets Equity	Gonzalo Pangaro	None	over $1,000,000
Institutional Floating Rate	Paul M. Massaro	$10,001–$50,000	$500,001–$1,000,000
Institutional Frontier Markets Equity	Oliver D.M. Bell	(c)	None
Institutional Global Focused Growth Equity	David J. Eiswert	None	over $1,000,000
Institutional Global Growth Equity	R. Scott Berg	None	over $1,000,000
Institutional Global Multi-Sector Bond	Steven C. Huber	(d)	$100,001–$500,000
Institutional Global Value Equity	Sebastien Mallet	None	None
Institutional High Yield	Paul A. Karpers	None	over $1,000,000
Institutional International Bond	Arif Husain Christopher J. Rothery	None None	None $100,001–$500,000
Institutional International Core Equity	Raymond A. Mills	None	over $1,000,000
Institutional International Growth Equity	Robert W. Smith	None	over $1,000,000
Institutional Large Cap Core Growth	Larry J. Puglia	None	over $1,000,000
Institutional Large-Cap Growth	Robert W. Sharps	over $1,000,000	over $1,000,000
Institutional Large-Cap Value	Mark S. Finn John D. Linehan Brian C. Rogers (e)	None $100,001–$500,000 None	over $1,000,000 over $1,000,000 over $1,000,000
Institutional Long Duration Credit	David A. Tiberii	(f)	over $1,000,000
Institutional Mid-Cap Equity Growth	Brian W.H. Berghuis	None	over $1,000,000
Institutional Small-Cap Stock	Gregory A. McCrickard	None	over $1,000,000
Institutional U.S. Structured Research	Anna M. Dopkin	None	over $1,000,000

(a) See table beginning on page 7 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 7.

(b) The fund incepted on April 29, 2014, therefore the range of fund holdings is not yet available.

(c) The fund will incept on September 22, 2014, therefore the range of fund holdings is not yet available.

(d) The fund incepted on October 24, 2013, therefore the range of fund holdings is not yet available.

(e) On October 31, 2015 Brian C. Rogers will step down as co-portfolio manager of the fund. Mark S. Finn and John D. Linehan will continue to serve as co-portfolio managers of the fund.

(f) The fund incepted on June 3, 2013, therefore the range of fund holdings is not yet available.

The following funds are designed for persons residing in the indicated state. The portfolio managers reside in Maryland.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
California Tax-Free Bond	Konstantine B. Mallas	None	over $1,000,000
California Tax-Free Money	Joseph K. Lynagh	None	over $1,000,000
Georgia Tax-Free Bond	Hugh D. McGuirk	None	over $1,000,000
New Jersey Tax-Free Bond	Konstantine B. Mallas	None	over $1,000,000
New York Tax-Free Bond	Konstantine B. Mallas	None	over $1,000,000
New York Tax-Free Money	Joseph K. Lynagh	None	over $1,000,000
Virginia Tax-Free Bond	Hugh D. McGuirk	None	over $1,000,000

(a) See table beginning on page 7 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 7.

The following funds are designed such that a single individual would normally select one fund based on that person’s expected retirement date.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
Retirement 2005	Jerome A. Clark	None	$100,001–$500,000
Retirement 2010	Jerome A. Clark	None	$100,001–$500,000
Retirement 2015	Jerome A. Clark	None	$100,001–$500,000
Retirement 2020	Jerome A. Clark	None	$100,001–$500,000
Retirement 2025	Jerome A. Clark	None	$100,001–$500,000
Retirement 2030	Jerome A. Clark	None	$100,001–$500,000
Retirement 2035	Jerome A. Clark	None	$100,001–$500,000
Retirement 2040 (b)	Jerome A. Clark	None	$100,001–$500,000
Retirement 2045 (b)	Jerome A. Clark	None	$100,001–$500,000
Retirement 2050	Jerome A. Clark	None	$100,001–$500,000
Retirement 2055	Jerome A. Clark	None	$100,001–$500,000
Retirement 2060	Jerome A. Clark	(c)	$100,001–$500,000
Retirement Income	Jerome A. Clark	None	$100,001–$500,000
Target Retirement 2005	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2010	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2015	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2020	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2025	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2030	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2035	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2040	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2045	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2050	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
Target Retirement 2055	Jerome A. Clark Wyatt A. Lee	(d) (d)	$100,001–$500,000 over $1,000,000
Target Retirement 2060	Jerome A. Clark Wyatt A. Lee	(c) (c)	$100,001–$500,000 over $1,000,000

(a) See table beginning on page 7 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 7.

(b) The portfolio manager invests in a similarly managed T. Rowe Price common trust fund within the T. Rowe Price 401(k) plan.

(c) The fund incepted on June 23, 2014, therefore the range of fund holdings is not yet available.

(d) The fund incepted on August 20, 2013, therefore the range of fund holdings is not yet available.

The following funds are not available for direct purchase by members of the public.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	All Funds Range as of 12/31/13
Emerging Markets Corporate Multi-Sector Account Portfolio	Michael J. Conelius	None	over $1,000,000
Emerging Markets Local Multi-Sector Account Portfolio	Andrew Keirle	None	$10,001–$50,000
Floating Rate Multi-Sector Account Portfolio	Paul M. Massaro	None	$500,001–$1,000,000
TRP Government Reserve Investment	Joseph K. Lynagh	None	over $1,000,000
High Yield Multi-Sector Account Portfolio	Mark J. Vaselkiv	None	$500,001–$1,000,000
Inflation Focused Bond	Daniel O. Shackelford	None	over $1,000,000
Investment-Grade Corporate Multi-Sector Account Portfolio	David A. Tiberii	None	over $1,000,000
Mortgage-Backed Securities Multi-Sector Account Portfolio	Andrew C. McCormick	None	over $1,000,000
TRP Reserve Investment	Joseph K. Lynagh	None	over $1,000,000
Short-Term Government Reserve Fund(b)	Joseph K. Lynagh	None	over $1,000,000
Short-Term Reserve Fund	Joseph K. Lynagh	None	over $1,000,000

(a) See table beginning on page 7 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 7.

(b) The fund has not incepted, therefore the range of fund holdings is not yet available.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Price Funds’ portfolio managers as of the most recent fiscal year end of the funds they manage, unless otherwise indicated. All of the assets of the funds that have multiple portfolio managers are shown as being allocated to all managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kennard Allen	4	4,447,418,956	—	—	—	—
E. Frederick Bair	5	22,178,195,450	1	2,755,351,996	1	974,910,315
Peter J. Bates	1	14,851,979	—	—	—	—
Oliver D.M. Bell	2	372,884,222	1	42,553,358	—	—
R. Scott Berg	1	86,094,367	8	1,822,631,145	6	1,915,243,171
Brian W.H. Berghuis	8	35,228,322,265	1	388,214,138	6	1,223,897,828
Brian J. Brennan	5	1,154,093,774	4	1,930,567,375	13	3,004,566,477
Archibald Ciganer(a)	1	325,174,365	7	482,977,351	2	93,666,821
Jerome A. Clark	54	96,600,362,738	27	9,518,527,376	5	2,866,436,604
Michael J. Conelius	8	4,949,405,184	6	4,741,519,628	1	278,622,013
Anna M. Dopkin	8	8,288,901,562	3	8,139,242,815	40	13,942,678,981
Shawn T. Driscoll	2	5,003,990,333	1	215,622,754	5	442,713,461
Donald J. Easley	1	310,962,506	—	—	2	49,289,947
David J. Eiswert	6	911,837,603	5	1,336,721,342	4	1,658,482,442
Henry M. Ellenbogen	1	15,843,671,142	2	1,833,712,525	7	1,511,041,047
Joseph B. Fath	12	53,355,652,492	1	2,815,875,963	8	1,731,909,581
Mark S. Finn	8	27,799,121,604	3	2,129,657,520	25	4,097,581,073
David R. Giroux	7	30,135,270,268	1	701,046,358	—	—
Paul D. Greene II	2	3,594,416,910	—	—	—	—
Charles B. Hill	3	5,601,056,492	2	317,440,982	6	1,822,553,757
Steven C. Huber	1	294,594,754	—	—	2	218,559,424

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Thomas J. Huber	3	6,436,082,039	1	267,372,412	1	96,221,162
Arif Husain	3	5,329,999,175	3	235,066,627	—	—
Leigh Innes	1	379,287,591	1	17,725,356	—	—
Paul A. Karpers	4	3,652,455,788	1	528,905	9	2,962,363,286
Andrew Keirle	3	113,693,882	1	13,240,904	—	—
Robert M. Larkins	1	555,858,492	1	230,112,831	9	2,126,999,749
David M. Lee	3	3,947,686,646	—	—	1	185,149,643
Wyatt A. Lee	1	3,744,864,235	1	304,877,512	2	191,615,862
John D. Linehan	1	1,048,226,550	—	—	—	—
Anh Lu	1	4,698,805,088	2	1,249,621,351	3	695,071,528
Joseph K. Lynagh	13	36,494,362,786	3	998,177,994	5	155,637,036
Konstantine B. Mallas	5	4,418,245,674	—	—	4	84,918,611
Sebastien Mallet	2	12,237,027	—	—	—	—
Daniel N. Martino	2	4,649,265,091	—	—	—	—
Paul M. Massaro	3	3,972,739,912	—	—	4	1,362,320,788
Jonathan H.W. Matthews	1	8,171,457,671	1	611,220,363	—	—
Andrew C. McCormick	4	1,799,111,297	—	—	2	16,465,079
Gregory A. McCrickard	4	12,166,363,808	2	716,814,961	3	547,456,963
Hugh D. McGuirk	3	3,018,266,447	—	—	10	518,748,807
Raymond A. Mills	5	8,616,885,074	1	647,752,749	4	1,438,405,503
Eric C. Moffett(b)	—	—	—	—	—	—
James M. Murphy	1	2,652,539,770	—	—	—	—
Sudhir Nanda	3	2,479,492,648	—	—	—	—
Gonzalo Pangaro	2	8,400,786,408	5	4,013,224,951	6	2,978,288,447
Donald J. Peters	5	1,934,829,201	—	—	16	1,847,471,610
Larry J. Puglia	9	32,280,186,566	2	206,246,141	20	7,534,892,482
Brian C. Rogers	13	42,108,898,658	1	1,802,843,651	10	1,907,490,357
Christopher J. Rothery	1	4,862,802	1	(167,589,923)	—	—
Jeffrey Rottinghaus	1	80,407,307	1	4,339,448	1	314,003,796
Federico Santilli	1	9,404,526	—	—	—	—
Daniel O. Shackelford	6	23,827,415,889	4	3,405,041,607	16	2,800,958,591
Robert W. Sharps	7	15,161,542,681	2	1,769,953,850	50	13,034,725,568
Charles M. Shriver	20	24,968,487,469	5	1,883,146,566	10	744,253,946
Neil Smith	1	505,369,553	—	—	1	242,756,741
Robert W. Smith	4	12,385,479,979	1	632,112,787	1	238,375,213
Gabriel Solomon (c)	—	—	—	—	—	—
Joshua K. Spencer	2	1,138,008,896	2	746,366,176	—	—
Taymour R. Tamaddon	6	10,768,362,279	—	—	1	187,565,045
Dean Tenerelli	1	1,273,718,724	3	332,432,558	—	—
Justin Thomson	1	3,353,817,018	2	314,811,008	2	84,936,268
David A. Tiberii	6	1,495,466,935	2	126,349,503	9	3,040,527,377
Ken D. Uematsu	5	22,178,195,450	1	2,755,351,996	1	974,910,315
Mark J. Vaselkiv	4	9,663,718,916	5	3,221,235,802	8	2,278,016,546
Verena E. Wachnitz(d)	—	—	—	—	—	—
J. David Wagner(e)	—	—	—	—	—	—

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
David J. Wallack	3	13,568,135,085	1	685,494,318	2	180,640,792
Edward A. Wiese	7	12,083,330,466	2	1,757,660,250	20	3,952,791,409

(a) The individual assumed portfolio management responsibilities of a mutual fund on December 27, 2013. The information on accounts managed is as of December 31, 2013.

(b) The individual assumed portfolio management responsibilities of a mutual fund on May 21, 2014. The information on accounts managed is not yet available.

(c) The individual assumed portfolio management responsibilities of a mutual fund on July 31, 2014. The information on accounts managed is not yet available.

(d) The individual assumed sole portfolio management responsibilities of a mutual fund on March 31, 2014. The information on accounts managed is not yet available.

(e) The individual assumed portfolio management responsibilities of a mutual fund on June 30, 2014. The information on accounts managed is not yet available.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of this SAI for more information on our brokerage and trade allocation policies.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

PRINCIPAL HOLDERS OF SECURITIES

As of the date indicated, the directors, executive officers, and advisory board members of the funds, as a group, owned less than 1% of the outstanding shares of any fund (or class), except as shown in the following table.

Fund	%*
Asia Opportunities	2.3
Credit Opportunities Fund	1.7
Emerging Markets Local Currency Bond	2.7
Global Allocation	2.3
Global Growth Stock	5.4
Global Industrials	2.9
Maryland Short-Term Tax-Free Bond	2.8

Fund	%*
Maryland Tax-Free Money	1.6
Summit Cash Reserves	1.6
Summit Municipal Money Market	1.6
Tax-Exempt Money	1.3
Tax-Efficient Equity	6.2
U.S. Large-Cap Core	2.9

* Based on December 31, 2013 data for the directors and May 31, 2014 for the executive officers.

As of July 31, 2014, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

FUND	SHAREHOLDER	%
AFRICA & MIDDLE EAST FUND	MLPF&S FOR THE SOLE BENEFIT OF	5.53
	ITS CUSTOMERS
	4800 DEERLAKE DR E 3RD FL
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES	7.13
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
ASIA OPPORTUNITIES FUND	T ROWE PRICE ASSOCIATES	41.79(a)
	ATTN FINANCIAL REPORTING DEPT
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009
ASIA OPPORTUNITIES FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	100.00(a)
	ATTN FINANCIAL REPORTING DEPT
BALANCED FUND	T ROWE PRICE TRUST CO INC	36.84(b)
	ATTN: TRPS INST CONTROL DEPT
	PO BOX 17215
	BALTIMORE MD 21297-1215
FUND	SHAREHOLDER	%
BLUE CHIP GROWTH FUND	CHARLES SCHWAB & CO INC	5.01
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	8.91
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3729

	NATIONAL FINANCIAL SERVICES	13.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RET PLAN SVCS TR	8.50
	BLUE CHIP GROWTH FUND
	ATTN ASSET RECONCILATIONS

	PO BOX 17215
	BALTIMORE MD 21297-1215
BLUE CHIP GROWTH FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	13.66
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	JP MORGAN CLEARING CORP OMNIBUS ACC	6.02
	FOR THE EXCLUSIVE BENEFIT
	OF CUSTOMERS
	3 CHASE METROTECH CENTER
	3RD FLOOR MUTUAL FUND DEPARTMENT
	BROOKLYN NY 11245-0001

	NATIONAL FINANCIAL SERVICES	13.60
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
BLUE CHIP GROWTH FUND—R CLASS	AMERICAN UNITED LIFE	6.28
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS
	PO BOX 368
	INDIANAPOLIS IN 46206-0368

	ATTN NPIO TRADE DESK	5.45
	DCGT AS TTEE AND/OR CUST
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

	NATIONWIDE LIFE INSURANCE COMPANY	5.34
	C/O IPO PORTFOLIO ACCOUNTING
	NACO
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NFS LLC FEBO	8.71
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS
	440 MAMARONECK AVE
	HARRISON NY 10528-2418

	STATE STREET CORP TTEE	15.41
	FBO ADP ACCESS
	1 LINCOLN ST
	BOSTON MA 02111-2901
CALIFORNIA TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	6.44
	REINVEST ACCOUNT

	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	10.74
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
CALIFORNIA TAX-FREE MONEY FUND	GEORGETTE O'CONNOR DAY TR	12.48
	GEORGETTE O'CONNOR DAY TRUST
	301 N BUNDY DR
	LOS ANGELES CA 90049-2827
FUND	SHAREHOLDER	%
CAPITAL APPRECIATION FUND	CHARLES SCHWAB & CO INC	10.25
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	10.40
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	6.83
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0002
CAPITAL APPRECIATION FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	6.35
	SEPARATE ACCOUNT G
	5900 O ST
	LINCOLN NE 68510-2234

	CHARLES SCHWAB & CO INC	28.04(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	24.04
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.29
CAPITAL OPPORTUNITY FUND	MCWOOD & CO	43.64(c)
	PO BOX 29522
	RALEIGH NC 27626-0522

	NATIONAL FINANCIAL SERVICES	9.20
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
CAPITAL OPPORTUNITY FUND—ADVISOR CLASS	RELIANCE TRUST COMPANY FBO	40.56(c)
	RETIREMENT PLANS SERVICED BY METLIFE
	C/O FASCORE LLC
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	CHARLES SCHWAB & CO INC	34.00(c)
	REINVEST ACCOUNT

	ATTN MUTUAL FUND DEPT

	TD AMERITRADE INC FBO	5.67
	OUR CUSTOMERS
	PO BOX 2226
	OMAHA NE 68103-2226
FUND	SHAREHOLDER	%
CAPITAL OPPORTUNITY FUND—R CLASS	CAPITAL BANK & TRUST COMPANY TTEE F	6.69
	JEFF WYLER AUTO FAMILY INC RSP 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	CAPITAL BANK & TRUST COMPANY TTEE F	8.80
	MACHINERY SYSTEMS INC EMPLOYEES PSP

	CHARLES SCHWAB & CO INC	10.66
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	FIIOC AS AGENT	38.50(c)
	FBO SHEPHERD ELECTRIC CO., INC
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	NATIONWIDE TRUST CO FSB	8.47
	C/O IPO PORTFOLIO ACCTG
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NFS LLC FEBO	6.44
	RELIANCE TRUST CO TTEE/CUST
	FOR TRS FBO VARIOUS RET PLANS
	1150 S OLIVE ST
	LOS ANGELES CA 90015-2211
CORPORATE INCOME FUND	SPECTRUM INCOME FUND	45.05(d)
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
	100 EAST PRATT STREET
	BALTIMORE MD 21202-1009
CREDIT OPPORTUNITIES FUND	T ROWE PRICE ASSOCIATES	73.22(a)
	ATTN FINANCIAL REPORTING DEPT
CREDIT OPPORTUNITIES FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	100.00(a)
	ATTN FINANCIAL REPORTING DEPT
DIVERSIFIED SMALL-CAP GROWTH FUND	PERSHING LLC	10.64

	SEI PRIVATE TRUST COMPANY	14.16
	C/O SUNTRUST BANK ID 866
	ATTN MUTUAL FUNDS
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

FUND	SHAREHOLDER	%
DIVIDEND GROWTH FUND	EDWARD D JONES & CO	12.34
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	MLPF&S FOR THE SOLE BENEFIT OF	9.34
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	24.89
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
DIVIDEND GROWTH FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	8.75
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	62.60(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO BANK FBO	6.62
	VARIOUS RETIREMENT PLANS
	1525 WEST WT HARRIS BLVD
	CHARLOTTE NC 28288-1076
EMERGING EUROPE FUND	NATIONAL FINANCIAL SERVICES LLC	7.66
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
EMERGING MARKETS BOND FUND	RETIREMENT PORTFOLIO 2010	5.52
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2015	7.59
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2020	15.28
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2025	8.40
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2030	8.89
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	SPECTRUM INCOME FUND	15.45
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
EMERGING MARKETS CORPORATE BOND FUND	MCWOOD & CO	56.01(c)

	T ROWE PRICE ASSOCIATES	20.15
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
EMERGING MARKETS CORPORATE BOND FUND—ADVISOR	MLPF&S FOR THE SOLE BENEFIT OF	5.13
CLASS	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	18.48
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	8.35

	T ROWE PRICE ASSOCIATES	41.94(a)
	ATTN FINANCIAL REPORTING DEPT

	TD AMERITRADE INC FBO	15.98
	OUR CUSTOMERS
EMERGING MARKETS CORPORATE MULTI-SECTOR ACCOUNT	CBE OF NEW BRUNSWICK	40.68(c)
PORTFOLIO	EM BOND MAP
	440 KING ST STE 680
	FREDERICTON NB E3B 5H8
	CANADA

	ILLINOIS STUDENT ASSISTANCE	10.08
	COMMISSION
	ATTN: KENT CUSTER
	1755 LAKE COOK RD
	DEERFIELD IL 60015-5209

	ST PAUL TEACHERS RET FUND ASSOC	13.41
	ATTN PAUL DOANE EXEC DIRECTOR
	1619 DAYTON AVE STE 309
	SAINT PAUL MN 55104-7640

	T ROWE PRICE ASSOCIATES	32.04(a)
	ATTN FINANCIAL REPORTING DEPT
EMERGING MARKETS LOCAL CURRENCY BOND FUND	T ROWE PRICE ASSOCIATES	20.49
	ATTN FINANCIAL REPORTING DEPT

EMERGING MARKETS LOCAL CURRENCY BOND FUND—	CHARLES SCHWAB & CO INC	37.35(c)
ADVISOR CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	T ROWE PRICE ASSOCIATES	61.18(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
EMERGING MARKETS LOCAL MULTI-SECTOR ACCOUNT	CBE OF NEW BRUNSWICK	55.93(c)
PORTFOLIO	EM LOCAL MAP

	ST PAUL TEACHERS RET FUND ASSOC	22.59
	ATTN PAUL DOANE EXEC DIRECTOR

	T ROWE PRICE ASSOCIATES	18.57
	ATTN FINANCIAL REPORTING DEPT
EMERGING MARKETS STOCK FUND	NATIONAL FINANCIAL SERVICES	7.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RETIREMENT PORTFOLIO 2040	8.92
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2020	10.18
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.53
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	11.51
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	6.44
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009
FUND	SHAREHOLDER	%
EQUITY INCOME FUND	CHARLES SCHWAB & CO INC	5.01
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	7.09
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	NATIONAL FINANCIAL SERVICES	10.03
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	11.04
	ATTN: TRPS INST CONTROL DEPT
EQUITY INCOME FUND—ADVISOR CLASS	JOHN HANCOCK LIFE	25.56(c)
	INSURANCE USA
	RPS TRADING OPS ET-4
	601 CONGRESS STREET
	BOSTON MA 02210-2804

	MORGAN STANLEY SMITH BARNEY	5.55
	HARBORSIDE FINANCIAL CENTER
	PLAZA 2
	3RD FLOOR
	JERSEY CITY NJ 07311

	NATIONAL FINANCIAL SERVICES	26.08(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO BANK FBO	5.06
	VARIOUS RETIREMENT PLANS
FUND	SHAREHOLDER	%
EQUITY INCOME FUND—R CLASS	AMERICAN UNITED LIFE	5.85
	AMERICAN UNIT TRUST
	ATTN SEPARATE ACCOUNTS

	AMERICAN UNITED LIFE	24.41
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	DCGT AS TTEE AND/OR CUST	10.91
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	HARTFORD LIFE INSURANCE CO	7.09
	SEPARATE ACCOUNT
	ATTN UIT OPERATIONS
	PO BOX 2999
	HARTFORD CT 06104-2999
EQUITY INDEX 500 FUND	RETIREMENT PORTFOLIO 2010	7.50
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	9.58
	T ROWE PRICE ASSOCIATES

	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	18.19
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	9.90
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.93
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
FUND	SHAREHOLDER	%
EUROPEAN STOCK FUND	CHARLES SCHWAB & CO INC	13.04
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	7.68
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	11.50

	SPECTRUM INTERNATIONAL FUND	13.83
	T ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
	100 EAST PRATT STREET
	BALTIMORE MD 21202-1009
EXTENDED EQUITY MARKET INDEX FUND	T ROWE PRICE TRUST CO INC	11.26
	ATTN: TRPS INST CONTROL DEPT

	TD AMERITRADE INC FBO	6.19
	OUR CUSTOMERS
FINANCIAL SERVICES FUND	VANGUARD FIDUCIARY TRUST COMPANY	5.15
	T ROWE PRICE RETAIL CLASS FUNDS
	ATTN OUTSIDE FUNDS
	PO BOX 2600 VM 613
	VALLEY FORGE PA 19482-2600
FLOATING RATE FUND	ASSETMARK TRUST COMPANY FBO	9.13
	ASSETMARK, INC & MUTUAL CLIENTS
	& FBO OTHER CUSTODIAL CLIENTS
	3200 N CENTRAL AVE FL 7
	PHOENIX AZ 85012-2468

	NATIONAL FINANCIAL SERVICES	6.64
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	8.64

	T ROWE PRICE ASSOCIATES	6.57
	ATTN FINANCIAL REPORTING DEPT

	TD AMERITRADE INC FBO	5.56
	OUR CUSTOMERS
FUND	SHAREHOLDER	%
FLOATING RATE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	23.80
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	JP MORGAN CLEARING CORP OMNIBUS ACC	9.30
	FOR THE EXCLUSIVE BENEFIT
	OF CUSTOMERS

	MITRA & CO FBO 98	5.17
	C/O BMO HARRIS BANK NA ATTN: MF
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

	NATIONAL FINANCIAL SERVICES	19.10
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	29.73(c)

	TD AMERITRADE INC FBO	5.11
	OUR CUSTOMERS
FLOATING RATE MULTI-SECTOR ACCOUNT PORTFOLIO	CBE OF NEW BRUNSWICK	49.81(c)
	FLOATING RATE MAP

	ILLINOIS STUDENT ASSISTANCE	5.46
	COMMISSION
	ATTN: KENT CUSTER

	T ROWE PRICE ASSOCIATES	42.67(a)
	ATTN FINANCIAL REPORTING DEPT
GEORGIA TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	15.18
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	19.13
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL ALLOCATION FUND	T ROWE PRICE ASSOCIATES	36.47(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
GLOBAL ALLOCATION FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	29.31(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	17.32
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	36.39(c)

	T ROWE PRICE ASSOCIATES	13.23
	ATTN FINANCIAL REPORTING DEPT
GLOBAL GROWTH STOCK FUND	T ROWE PRICE ASSOCIATES	11.32
	ATTN FINANCIAL REPORTING DEPT
GLOBAL GROWTH STOCK FUND —ADVISOR CLASS	CHARLES SCHWAB & CO INC	8.89
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	PERSHING LLC	9.96

	STIFEL NICOLAUS & CO INC	5.45
	GARY KLING
	501 N BROADWAY FL 8
	SAINT LOUIS MO 63102-2188

	T ROWE PRICE ASSOCIATES	63.37(a)
	ATTN FINANCIAL REPORTING DEPT
GLOBAL INDUSTRIALS FUND	T ROWE PRICE ASSOCIATES	41.76(a)
	ATTN FINANCIAL REPORTING DEPT
GLOBAL REAL ESTATE FUND	CHARLES SCHWAB & CO INC	7.49
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	PERSHING LLC	15.74

	T ROWE PRICE ASSOCIATES	5.73
	ATTN FINANCIAL REPORTING DEPT

	TD AMERITRADE INC FBO	11.49
	OUR CUSTOMERS
FUND	SHAREHOLDER	%
GLOBAL REAL ESTATE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	41.78(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	GREAT-WEST LIFE & ANNUITY	6.83
	FBO FUTURE FUNDS II
	8515 E ORCHARD RD
	ENGLEWOOD CO 80111-5002

	GREAT-WEST TRUST CO.	20.46
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2

	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES	11.24
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL STOCK FUND	T ROWE PRICE RPS INC CO	5.85
	OMNIBUS
	PLAN #OMNI PLAN INSTALL TEAM FOR #113
	PO BOX 17215
	BALTIMORE MD 21297-1215
GLOBAL STOCK FUND—ADVISOR CLASS	FIIOC AS AGENT	29.53(c)
	FBO REDAPT SYSTEMS INC
	401K PSP

	NATIONAL FINANCIAL SERVICES	31.89(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.54
GLOBAL TECHNOLOGY FUND	CHARLES SCHWAB & CO INC	10.66
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	MLPF&S FOR THE SOLE BENEFIT OF	5.17
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	8.84
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.54
GNMA FUND	SPECTRUM INCOME FUND	39.04(d)
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
GROWTH & INCOME FUND	T ROWE PRICE TRUST CO INC	6.21
	ATTN: TRPS INST CONTROL DEPT
FUND	SHAREHOLDER	%
GROWTH STOCK FUND	CHARLES SCHWAB & CO INC	6.15
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	6.44
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RETIREMENT PORTFOLIO 2040	8.53
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	6.10

	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	5.61
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	9.81
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	5.90
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	T ROWE PRICE TRUST CO INC	6.14
	ATTN: TRPS INST CONTROL DEPT
GROWTH STOCK FUND—ADVISOR CLASS	ICMA RETIREMENT TRUST NAV	6.08
	777 N CAPITOL ST NE STE 600
	WASHINGTON DC 20002-4240

	NATIONAL FINANCIAL SERVICES	31.16(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
GROWTH STOCK FUND—R CLASS	HARTFORD LIFE INSURANCE CO	7.23
	SEPARATE ACCOUNT
	ATTN UIT OPERATIONS

	NATIONWIDE TRUST CO FSB	5.59
	C/O IPO PORTFOLIO ACCTG

	STATE STREET CORP TTEE	14.35
	FBO ADP ACCESS

	SUNTRUST BANK FBO	10.51
	VARIOUS SUNTRUST OMNIBUS ACCOUNTS
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002
HEALTH SCIENCES FUND	CHARLES SCHWAB & CO INC	6.61
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	JOHN HANCOCK LIFE	8.81
	INSURANCE CO USA
	RPS TRADING OPS ET-4

	NATIONAL FINANCIAL SERVICES	7.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

HIGH YIELD FUND	EDWARD D JONES & CO	7.90
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	RETIREMENT PORTFOLIO 2020	8.25
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	13.19
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
HIGH YIELD FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	88.64(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
HIGH YIELD MULTI-SECTOR ACCOUNT PORTFOLIO	BALTIMORE EQUITABLE INSURANCE	7.82
	ATTN SHARON V WOODWARD
	100 N CHARLES ST
	BALTIMORE MD 21201-3808

	ILLINOIS STUDENT ASSISTANCE	20.87
	COMMISSION
	ATTN: KENT CUSTER

	ST PAUL TEACHERS RET FUND ASSOC	28.97(c)
	ATTN PAUL DOANE EXEC DIRECTOR

	T ROWE PRICE ASSOCIATES	42.35(a)
	ATTN FINANCIAL REPORTING DEPT
INFLATION FOCUSED BOND FUND	RETIREMENT INCOME PORTFOLIO	17.60
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2010	14.45
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	RETIREMENT PORTFOLIO 2015	14.75
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	19.72
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.18

	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
INFLATION PROTECTED BOND FUND	T ROWE PRICE RPS INC	7.45
	OMNIBUS ACCOUNT
	INFLATION PROTECTED BOND, #147
	PO BOX 17215
	BALTIMORE MD 21297-1215
FUND	SHAREHOLDER	%
INSTITUTIONAL AFRICA & MIDDLE EAST FUND	ATTN MUTUAL FUNDS ADMINISTRATOR	5.51
	C/O MELLON BANK ID 225
	SEI PRIVATE TRUST COMPANY
	ONE FREEDOM VALLEY DR
	OAKS PA 19456-9989

	CRYSTAL BRIDGES MUSEUM OF	9.08
	AMERICAN ART INC
	600 MUSEUM WAY
	BENTONVILLE AR 72712-4947

	JOHN S AND JAMES L KNIGHT	12.08
	FOUNDATION
	WACHOVIA FINANCIAL CENTER STE 3300
	200 SOUTH BISCAYNE BOULEVARD
	MIAMI FL 33131-2310

	NATIONAL FINANCIAL SERVICES LLC	50.97(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	UNIVERSITY OF ARKANSAS	8.51
	FOUNDATION INC
	535 W RESEARCH CENTER BLVD STE 120
	FAYETTEVILLE AR 72701-6944
INSTITUTIONAL CONCENTRATED INTERNATIONAL EQUITY	COMMERCIAL PROPERTIES	10.46
FUND	C/O WEST COAST TR CO
	PO BOX 1012
	SALEM OR 97308-1012

	PERSHING LLC	39.71(c)

	T ROWE PRICE ASSOCIATES	40.98(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
INSTITUTIONAL CORE PLUS FUND	BAND & CO C/O US BANK NA	6.25
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958

	JEANETTE STUMP &	7.14
	JAMES CARNEY & HOWARD KLINE TRS
	SPECIAL METALS CORPORATION RETIREE

	BENEFIT TRUST
	PITTSBURGH PA 15222-1209

	JP MORGAN CHASE BANK TRUSTEE FOR	35.95(c)
	THE STATE OF CALIFORNIA SAVINGS
	PLUS PROGRAM
	4 NEW YORK PLZ FL 15
	NEW YORK NY 10004-2413

	NATIONAL FINANCIAL SERVICES	29.97(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	THE CHURCH FOUNDATION	9.17
	BROSSMAN HALL
	7301 GERMANTOWN AVE
	PHILADELPHIA PA 19119-1726
INSTITUTIONAL CORE PLUS FUND—F CLASS	RAYMOND JAMES & ASSOC INC CSDN	5.02
	FBO JEAN W WARD IRA
	6600 LYNDALE AVE S APT 1303
	RICHFIELD MN 55423-3395

	RAYMOND JAMES & ASSOC INC CSDN	5.31
	FBO GREGORY E MEYERS IRA
	12822 EXCELSIOR BLVD
	MINNETONKA MN 55343-8736
INSTITUTIONAL CREDIT OPPORTUNITIES FUND	MAC & CO	69.06(c)
	ATTN MUTUAL FUND OPS

	T ROWE PRICE ASSOCIATES	30.61(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
INSTITUTIONAL EMERGING MARKETS BOND FUND	CHARLES SCHWAB & CO INC	22.93
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LADYBIRD & CO	26.00(d)
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY INCOME FD
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009

	LADYBUG & CO	25.50(d)
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009

	LAKESIDE & CO	9.43
	C/O T ROWE PRICE ASSOC

	ATTN PERS STRATEGY GROWTH FUND
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009
INSTITUTIONAL EMERGING MARKETS EQUITY FUND	GOLDMAN SACHS & CO	8.95
	EXCLUSIVE BENEFIT OF CUSTOMERS
	85 BROAD ST
	NEW YORK NY 10004-2434

	LADYBUG & CO	7.52
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD

	LAKESIDE & CO	7.51
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY GROWTH FUND

	MAC & CO	7.39
	MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PL
	PITTSBURGH PA 15230-3198

	NATIONAL FINANCIAL SERVICES	19.97
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO BANK NA FBO	7.20
	OMNIBUS ACCOUNT CASH/CASH
FUND	SHAREHOLDER	%
INSTITUTIONAL FLOATING RATE FUND	CHARLES SCHWAB & CO INC	7.60
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	DPERS - FLOATING RATE FUND ACCT	10.11
	ATTN LINDA DREW
	ASHFORD CONSULTING GROUP
	1 WALKERS MILL RD PO BOX 4644
	WILMINGTON DE 19807-4644

	NATIONAL FINANCIAL SERVICES LLC	8.65
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SEAMILE & CO	6.69
	C/O T ROWE PRICE ASSOC
	ATTN CAPITAL APPREC FUND
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	TASKFORCE & CO	7.56

	C/O T ROWE PRICE ASSOC
	ATTN EQUITY INCOME FUND
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	TUNA & CO	11.26
	C/O T ROWE PRICE ASSOC
	ATTN NEW INCOME FUND
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009

	WELLS FARGO BANK NA FBO	16.94
	OMNIBUS ACCOUNT CASH/CASH
INSTITUTIONAL FLOATING RATE FUND—F CLASS	CHARLES SCHWAB & CO INC	5.44
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	MAC & CO	12.88
	MUTUAL FUND OPERATIONS

	SAXON & CO	5.05
	PO BOX 7780-1888
	PHILADELPHIA PA 19182-0001
FUND	SHAREHOLDER	%
INSTITUTIONAL GLOBAL FOCUSED GROWTH EQUITY FUND	NATIONAL FINANCIAL SERVICES	10.54
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SAXON & CO	69.37(c)

	TRUSTEES OF T ROWE PRICE	20.10
	U.S. RETIREMENT PROGRAM
	ATTN FINANCIAL REPORTING DEPT
	P O BOX 89000
	BALTIMORE MD 21289-0001
INSTITUTIONAL GLOBAL GROWTH EQUITY FUND	CHARLES SCHWAB & CO INC	27.88(c)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	LONGWOOD FOUNDATION INC	35.39(c)
	100 W 10TH ST
	WILMINGTON DE 19801-1694

	STATE STREET BANK AND TRUST AS	19.65
	TTEE FOR MASTER TRUST FOR DEFINED
	BENEFIT PLANS OF SYNGENTA CORP
	801 PENNSYLVANIA AVE
	KANSAS CITY MO 64105-1307

	T ROWE PRICE ASSOCIATES	5.53

	ATTN FINANCIAL REPORTING DEPT
INSTITUTIONAL GLOBAL MULTI-SECTOR BOND FUND	CAPINCO C/O US BANK NA	5.28

	NATIONAL FINANCIAL SERVICES	62.04(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	YOUNG WOMEN'S CHRISTIAN ASSOCIATION	29.02(c)
	RETIREMENT FUND
	52 VANDERBILT AVE
	FL 6 ATTN: JANE TUIS
	NEW YORK NY 10017-3847
INSTITUTIONAL GLOBAL VALUE EQUITY FUND	T ROWE PRICE ASSOCIATES	99.99(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
INSTITUTIONAL HIGH YIELD FUND	BREAD & CO	6.01
	C/O T ROWE PRICE ASSOC
	ATTN BALANCED FUND
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009

	GOLDMAN SACHS & CO	19.08
	EXCLUSIVE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	24.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TUNA & CO	13.91
	C/O T ROWE PRICE ASSOC
	ATTN NEW INCOME FUND
INSTITUTIONAL INTERNATIONAL BOND FUND	CHARLES SCHWAB & CO INC	8.88
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	LADYBIRD & CO	20.92
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY INCOME FD

	LADYBUG & CO	20.46
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD

	LAKESIDE & CO	7.48
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY GROWTH FUND

	NATIONAL FINANCIAL SERVICES	5.61
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	17.80

	TD AMERITRADE INC FBO	9.95
	OUR CUSTOMERS
INSTITUTIONAL INTERNATIONAL CORE EQUITY FUND	DEKALB COUNTY PENSION PLAN	87.44(c)
	1300 COMMERCE DRIVE 4TH FLOOR
	DECATUR GA 30030-3222

	WELLS FARGO BANK NA FBO	9.67
	NPPD FOREIGN EQUITY FUND
FUND	SHAREHOLDER	%
INSTITUTIONAL INTERNATIONAL GROWTH EQUITY FUND	BNA FOREIGN EQUITY FUND	25.91(c)
	ATTN MR PAUL BLAKELY
	1801 S BELL ST
	ARLINGTON VA 22202-4506

	BRICS & CO FBO	19.67
	LINK BELT PENSION - T ROWE PRICE
	14201 NORTH DALLAS PARKWAY
	13TH FL TX1-J165
	DALLAS TX 75254-2916

	NATIONAL FINANCIAL SERVICES	23.70
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SAXON & CO	8.76

	THE CHURCH FOUNDATION	14.28
	BROSSMAN HALL
INSTITUTIONAL LARGE-CAP CORE GROWTH FUND	GREAT-WEST TRUST CO.	6.10
	RETIREMENT PLANS

	MERCER TRUST CO TTEE FBO	6.40
	THE MALLINCKRODT PHARMACEUTICAL
	RET. SAV. AND INVESTMENT PLAN
	1 INVESTORS WAY
	ATTN: DC PLAN ADMIN MS N-3-E
	NORWOOD MA 02062-1599

	NATIONAL FINANCIAL SVCS CORP	35.20(c)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	STATE STREET CORP TR	5.84
	FBO HALLMARK CARDS INC
	2 AVENUE DE LAFAYETTE, LCC3S
	MAIL STOP 308

	BOSTON MA 02111-1750

	VANGUARD FIDUCIARY TRUST COMPANY	6.80
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT
	PO BOX 2600 L-24
	VALLEY FORGE PA 19482-2600
FUND	SHAREHOLDER	%
INSTITUTIONAL LARGE-CAP GROWTH FUND	BANK OF AMERICA NA TRUSTEE FOR	11.56
	THE BANK OF AMERICA 401K PLAN
	700 LOUISIANA ST
	HOUSTON TX 77002-2700

	CHARLES SCHWAB & CO INC	5.33
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	9.73
	FOR THE BENEFIT OF CUSTOMERS

	MLPF&S FOR THE SOLE BENEFIT OF	7.55
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES LLC	14.33
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INSTITUTIONAL LARGE-CAP VALUE FUND	CHARLES SCHWAB & CO INC	11.15
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	JPMORGAN CHASE BANK NA TTEE/CUST	5.46
	FOR TIAA-CREF RETIREMENT PLANS
	3 METROTECH CENTER 5TH FLOOR
	BROOKLYN NY 11245-0001

	NATIONAL FINANCIAL SERVICES LLC	48.45(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INSTITUTIONAL LONG DURATION CREDIT FUND	T ROWE PRICE ASSOCIATES	100.00(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
INSTITUTIONAL MID-CAP EQUITY GROWTH FUND	KY PUBLIC EMP DEF COMP AUTHORITY	6.47
	RECORDKEEPER
	C/O NATIONWIDE AS CUSTODIAN &
	IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	JP MORGAN CHASE TR	5.82
	FBO PEARSON INC RETIREMENT PLAN

	C/O JP MORGAN RPS MGMT RPTG TEAM
	11500 OUTLOOK ST
	OVERLAND PARK KS 66211-1804

	MAC & CO	5.24
	MUTUAL FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	25.42(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	16.76
	OMNIBUS DST
	TRP INSTL MID CAP EQUITY GROWTH

	VANGUARD FIDUCIARY TRUST COMPANY	8.32
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT

	WELLS FARGO BANK FBO	5.37
	LOWES 401 K PLAN
INSTITUTIONAL SMALL-CAP STOCK FUND	NATIONAL FINANCIAL SERVICES LLC	61.35(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PIMS/PRUDENTIAL RETIREMENT	7.86
	AS NOMINEE FOR THE TTEE/CUST PL 720
	MUFG UNION BANK 401(K) PLAN
	400 CALIFORNIA ST FL 10 FL 10
	SAN FRANCISCO CA 94104-1318

	VANGUARD FIDUCIARY TRUST COMPANY	16.05
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT
FUND	SHAREHOLDER	%
INSTITUTIONAL U.S. STRUCTURED RESEARCH FUND	CAPINCO C/O US BANK NA	20.85
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958

	MCWOOD & CO	8.03

	THE HARRY AND JEANETTE WEINBERG	5.67
	FOUNDATION INC
	7 PARK CENTER CT
	OWINGS MILLS MD 21117-4200

	WELLS FARGO BANK NA FBO	5.61
	UCARE MINNESOTA 13145604
	PO BOX 1533
	MINNEAPOLIS MN 55480-1533

	WELLS FARGO BANK NA FBO	7.51
	PHP-T ROWE PRIC INSTL STRUCTRD RSRC
INTERMEDIATE TAX-FREE HIGH YIELD FUND	T ROWE PRICE ASSOCIATES	90.77(a)
	ATTN FINANCIAL REPORTING DEPT
INTERMEDIATE TAX-FREE HIGH YIELD FUND—ADVISOR	T ROWE PRICE ASSOCIATES	100.00(a)
CLASS	ATTN FINANCIAL REPORTING DEPT
INTERNATIONAL BOND FUND	EDWARD D JONES & CO	16.90
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	RETIREMENT PORTFOLIO 2015	5.13
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	10.15
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	5.52
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	6.19
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	13.26
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
FUND	SHAREHOLDER	%
INTERNATIONAL BOND FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	7.94
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	ING NATIONAL TRUST	8.16
	1 ORANGE WAY B3N
	WINDSOR CT 06095-4774

	MORGAN STANLEY SMITH BARNEY	38.92(c)
	HARBORSIDE FINANCIAL CENTER

	NATIONAL FINANCIAL SERVICES	8.43
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	15.10
INTERNATIONAL DISCOVERY FUND	CHARLES SCHWAB & CO INC	7.76
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	6.59
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	12.11
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	VANGUARD FIDUCIARY TRUST COMPANY	10.69
	T ROWE PRICE RETAIL CLASS FUNDS
	ATTN OUTSIDE FUNDS
INTERNATIONAL EQUITY INDEX FUND	MARYLAND COLLEGE INVESTMENT PLAN	5.35
	GLOBAL EQUITY MARKET INDEX
	ATTN FUND ACCOUNTING
	100 E PRATT ST FL 7
	BALTIMORE MD 21202-1009

	T ROWE PRICE RPS INC	14.65
	OMNIBUS
	PLAN # NEW BUSINESS-CONV ASSTS
FUND	SHAREHOLDER	%
INTERNATIONAL GROWTH & INCOME FUND	RETIREMENT PORTFOLIO 2040	11.87
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	5.12
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	13.77
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	10.25
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	15.57
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	8.62
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.06
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
	100 E PRATT ST FL 7
	BALTIMORE MD 21202-1009

	SPECTRUM GROWTH FUND	5.40
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
	100 EAST PRATT STREET
	BALTIMORE MD 21202-1009
INTERNATIONAL GROWTH & INCOME FUND—ADVISOR	AMERICAN UNITED LIFE	7.58
CLASS	AMERICAN UNIT INVESTMENT TRUST
	ATTN SEPARATE ACCOUNTS

	NATIONAL FINANCIAL SERVICES	10.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	25.67(c)

	STATE STREET CORP TTEE	26.43(c)
	FBO ADP ACCESS
FUND	SHAREHOLDER	%
INTERNATIONAL GROWTH & INCOME FUND—R CLASS	AMERICAN UNITED LIFE	14.74
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	ATTN NPIO TRADE DESK	11.11
	DCGT AS TTEE AND/OR CUST
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	EMJAY CORP CUST	6.69
	FBO PLANS OF RPSA CUSTOMERS
	C/O GREAT WEST
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONWIDE TRUST CO FSB	7.11
	C/O IPO PORTFOLIO ACCTG

	STATE STREET CORP TTEE	36.31(c)
	FBO ADP ACCESS
INTERNATIONAL STOCK FUND	EDWARD D JONES & CO	10.34
	FOR THE BENEFIT OF CUSTOMERS

	RETIREMENT PORTFOLIO 2040	8.04
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	9.30
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.89
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.57
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	5.85
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
INTERNATIONAL STOCK FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	95.85(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
INTERNATIONAL STOCK FUND—R CLASS	AMERICAN UNITED LIFE	10.43
	AMERICAN UNIT TRUST
	ATTN SEPARATE ACCOUNTS

	AMERICAN UNITED LIFE	29.32(c)
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	DCGT AS TTEE AND/OR CUST	12.16
	FBO PLIC VARIOUS RETIREMENT PLANS
	ATTN NPIO TRADE DESK
	OMNIBUS

	CAPITAL BANK & TRUST COMPANY TTEE	12.60
	C/O FASCORE LLC
	PATTCO LLC 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONWIDE TRUST CO FSB	8.75
	C/O IPO PORTFOLIO ACCTG
INVESTMENT-GRADE CORPORATE MULTI-SECTOR ACCOUNT	ALLEN & COMPANY	21.24
PORTFOLIO	711 5TH AVE FL 9
	NEW YORK NY 10022-3168

	BALTIMORE EQUITABLE INSURANCE	12.81
	ATTN SHARON V WOODWARD

	ILLINOIS STUDENT ASSISTANCE	34.23(c)
	COMMISSION
	ATTN: KENT CUSTER

	ST PAUL TEACHERS RET FUND ASSOC	7.37
	ATTN PAUL DOANE EXEC DIRECTOR

	T ROWE PRICE ASSOCIATES	24.35
	ATTN FINANCIAL REPORTING DEPT
JAPAN FUND	MORGAN STANLEY SMITH BARNEY	19.39
	HARBORSIDE FINANCIAL CENTER

	SPECTRUM INTERNATIONAL FUND	21.98
	T ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
LATIN AMERICA FUND	CHARLES SCHWAB & CO INC	6.54
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	PERSHING LLC	6.74
FUND	SHAREHOLDER	%
MARYLAND SHORT-TERM TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	9.68
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
MARYLAND TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	6.19
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
MARYLAND TAX-FREE MONEY FUND	PERSHING LLC	6.59
	FOR EXCLUSIVE BENEFIT OF TRP MONEY
	FUND CUSTOMER ACCOUNTS

	WARREN S TEITELBAUM TR	5.14
	THE WARREN S TEITELBAUM REV TRUST
	8101 GLENBROOK RD STE B
	BETHESDA MD 20814-2747
MEDIA & TELECOMMUNICATIONS FUND	CHARLES SCHWAB & CO INC	5.87
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	5.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	7.14
	MEDIA & TELECOMMUNICATION FUND
	DST #121
MID-CAP GROWTH FUND	CHARLES SCHWAB & CO INC	7.72
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERV CORP	12.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO	13.01
	ATTN: ASSET RECONCILIATIONS
	P O BOX 17215

	BALTIMORE MD 21297-1215
FUND	SHAREHOLDER	%
MID-CAP GROWTH FUND—ADVISOR CLASS	ING NATIONAL TRUST AS TRUSTEE FOR	8.12
	THE ADP TOTALSOURCE RETIREMENT
	SAVINGS PLAN
	30 BRAINTREE HILL OFFICE PARK
	BRAINTREE MA 02184-8747

	MLPF&S FOR THE SOLE BENEFIT OF	6.69
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	24.59
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NATIONWIDE TRUST CO FSB	8.46
	FBO PARTICIPATING RETIREMENT PLANS
	(NTC-PLNS)
	C/O IPO PORTFOLIO ACCTG
MID-CAP GROWTH FUND—R CLASS	AMERICAN UNITED LIFE	12.14
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	ING LIFE INSURANCE & ANNUITY CO	12.43
	1 ORANGE WAY B3N
	WINDSOR CT 06095-4774

	LINCOLN RETIREMENT SERVICES CO	6.19
	FBO VITAS HEALTHCARE CORPORATION 40
	PO BOX 7876
	FORT WAYNE IN 46801-7876

	NATIONWIDE TRUST CO FSB	13.71
	C/O IPO PORTFOLIO ACCTG

	SUNTRUST BANK FBO	13.91
	VARIOUS SUNTRUST OMNIBUS ACCOUNTS
FUND	SHAREHOLDER	%
MID-CAP VALUE FUND	NATIONAL FINANCIAL SERVICES	9.74
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RETIREMENT PORTFOLIO 2020	5.08
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	5.82
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	T ROWE PRICE RPS INC	6.82
	PLAN # OMNIBUS ACCT
	NEW BUSINESS GROUP FOR #115
MID-CAP VALUE FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	67.74(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
MID-CAP VALUE FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	7.99

	NATIONWIDE TRUST CO FSB	18.37
	C/O IPO PORTFOLIO ACCTG

	STATE STREET CORP TTEE	34.87(c)
	FBO ADP ACCESS

	SUNTRUST BANK FBO	6.86
	VARIOUS SUNTRUST OMNIBUS ACCOUNTS
MORTGAGE-BACKED SECURITIES MULTI-SECTOR ACCOUNT	ALLEN & COMPANY	19.95
PORTFOLIO
	BALTIMORE EQUITABLE INSURANCE	15.68
	ATTN SHARON V WOODWARD

	ILLINOIS STUDENT ASSISTANCE	41.73(c)
	COMMISSION
	ATTN: KENT CUSTER

	T ROWE PRICE ASSOCIATES	18.66
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
NEW AMERICA GROWTH FUND	CHARLES SCHWAB & CO INC	11.86
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	21.64
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO	6.50
	ATTN TRPS INST CONTROL DEPT
NEW AMERICA GROWTH FUND—ADVISOR CLASS	MERCER TRUST COMPANY TTEE FBO	5.92
	CHICAGO DIST COUNCIL OF CARPENTERS
	PENSION FUND SUPP ANNUITY PLAN
	ATTN DC PLAN ADMIN MS N-2-E
	1 INVESTORS WAY
	NORWOOD MA 02062-1599

	CHARLES SCHWAB & CO INC	15.34
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	17.52

	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	VRSCO	7.59
	FBO AIGFSB CUST TTEE FBO
	WAKEMED RET SAV PLAN 403B
	2929 ALLEN PKWY STE A6-20
	HOUSTON TX 77019-7117
NEW ASIA FUND	CHARLES SCHWAB & CO INC	5.63
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	15.52
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW ERA FUND	CHARLES SCHWAB & CO INC	7.62
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	14.37
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
NEW HORIZONS FUND	NATIONAL FINANCIAL SERVICES	10.71
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	11.24
	ATTN: TRPS INST CONTROL DEPT
NEW INCOME FUND	EDWARD D JONES & CO	6.51
	FOR THE BENEFIT OF CUSTOMERS

	JP MORGAN CLEARING CORP OMNIBUS ACC	6.16
	FOR THE EXCLUSIVE BENEFIT
	OF CUSTOMERS

	RETIREMENT PORTFOLIO 2010	6.50
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	8.90
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	17.54
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	9.63
	T ROWE PRICE ASSOCIATES

	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.46
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	6.00
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
NEW INCOME FUND—ADVISOR CLASS	SEI PRIVATE TRUST COMPANY	9.37
	ATTN MUTUAL FUNDS ADMINISTRATOR
	C/O EDWARD JONES TRUST CO

	GREAT-WEST TRUST CO.	6.14
	EMPLOYEE BENEFITS CLIENTS 401K

	MORGAN STANLEY SMITH BARNEY	13.98
	HARBORSIDE FINANCIAL CENTER

	NATIONAL FINANCIAL SERVICES	7.81
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
NEW INCOME FUND—R CLASS	EMJAY CORP CUST	5.24
	FBO PLANS OF RPSA CUSTOMERS
	C/O GREAT WEST

	LINCOLN RETIREMENT SERVICES CO	9.43
	FBO MUELLER INC 401K

	NATIONWIDE TRUST CO FSB	14.40
	C/O IPO PORTFOLIO ACCTG

	PAUL HEIDBRINK FBO	9.13
	PAUL R HEIDBRINK 401 K PROFIT
	SHARING PLAN & TRUST
	PO 560095
	ORLANDO FL 32856-0095

	STATE STREET CORP TTEE	17.06
	FBO ADP ACCESS
NEW JERSEY TAX-FREE BOND FUND	NATIONAL FINANCIAL SERVICES	17.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW YORK TAX-FREE MONEY FUND	H MARK GLASBERG	11.97
	PAULA D GLASBERG JT TEN T O D
	205 W END AVE APT 6U
	NEW YORK NY 10023-4819
OVERSEAS STOCK FUND	RETIREMENT PORTFOLIO 2040	11.57
	T ROWE PRICE ASSOCIATES

	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	13.42
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	9.97
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	15.21
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	8.43
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT
FUND	SHAREHOLDER	%
PERSONAL STRATEGY BALANCED FUND	MAC & CO	6.63
	MUTUAL FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	9.70
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO TR	14.97
	BALANCED
	ATTN ASSET RECONCILIATION
	P O BOX 17215
	BALTIMORE MD 21297-1215
PERSONAL STRATEGY GROWTH FUND	NATIONAL FINANCIAL SERVICES	8.52
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO TR	11.81
	ATTN GROWTH ASSET
PERSONAL STRATEGY INCOME FUND	NATIONAL FINANCIAL SERVICES	7.10
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO TR	6.49
	INCOME
	ATTN ASSET RECONCILIATION
PRIME RESERVE FUND	T ROWE PRICE TRUST CO INC	6.35
	ATTN: TRPS INST CONTROL DEPT
FUND	SHAREHOLDER	%
REAL ASSETS FUND	RETIREMENT PORTFOLIO 2040	12.40
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	5.43
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	14.61
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	10.68
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	16.42
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	9.05
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.29
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
REAL ESTATE FUND	CHARLES SCHWAB & CO INC	11.25
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	FIRST CLEARING LLC	6.69
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING LLC	14.78
REAL ESTATE FUND—ADVISOR CLASS	MAXIM SERIES FUND INC	24.78
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	NATIONAL FINANCIAL SERVICES	40.85(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
RESERVE INVESTMENT FUND	SEAMILE & CO	8.59
	C/O T ROWE PRICE ASSOC
	ATTN CAPITAL APPREC FUND

	TASKFORCE & CO	12.69
	C/O T ROWE PRICE ASSOC
	ATTN EQUITY INCOME FUND

	TUNA & CO	12.71
	C/O T ROWE PRICE ASSOC
	ATTN NEW INCOME FUND
RETIREMENT 2005 FUND	NATIONAL FINANCIAL SERVICES	10.42
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	21.70
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2005 FUND—ADVISOR CLASS	ATTN NPIO TRADE DESK	8.13
	DCGT AS TTEE AND/OR CUST
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	CHARLES SCHWAB & CO INC	5.44
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SVCS CORP	27.82(c)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	RELIANCE TRUST COMPANY FBO	8.31
	RETIREMENT PLANS SERVICED BY METLIFE
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002
RETIREMENT 2005 FUND—R CLASS	AXA EQUITABLE FOR SA NO 65	5.95
	500 PLAZA DR FL 7
	SECAUCUS NJ 07094-3619

	ING LIFE INSURANCE & ANNUITY CO	5.44

	NFS LLC FEBO	72.47(c)
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS
FUND	SHAREHOLDER	%
RETIREMENT 2010 FUND	NATIONAL FINANCIAL SERVICES	14.05
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	20.17
	OMNIBUS ACCOUNT
	RETIREMENT 2010
RETIREMENT 2010 FUND—ADVISOR CLASS	MASSACHUSETTS MUTUAL LIFE	5.23
	INSURANCE CO
	ATTN RS FUND OPERATIONS
	1295 STATE ST MIP C105
	SPRINGFIELD MA 01111-0001

	NATIONAL FINANCIAL SERVICES	17.84
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TAYNIK & CO	8.75
	C/O INVESTORS BANK & TRUST
	PO BOX 9130
	BOSTON MA 02117-9130
RETIREMENT 2010 FUND—R CLASS	NFS LLC FEBO	6.99
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS

	STATE STREET CORP TTEE	23.94
	FBO ADP ACCESS

	SUNTRUST BANK FBO	5.62
	VARIOUS SUNTRUST OMNIBUS ACCOUNTS

	TAYNIK & CO	5.85
	C/O STATE STREET BANK
	1200 CROWN COLONY DR
	QUINCY MA 02169-0938
RETIREMENT 2015 FUND	NATIONAL FINANCIAL SERVICES	16.72
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	30.57(e)
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2015 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SVCS CORP	21.16
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	RELIANCE TRUST COMPANY FBO	8.96
	RETIREMENT PLANS SERVICED BY METLIFE
FUND	SHAREHOLDER	%
RETIREMENT 2015 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	22.89

	NFS LLC FEBO	8.16
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS

	STATE STREET CORP TTEE	17.15
	FBO ADP ACCESS
RETIREMENT 2020 FUND	NATIONAL FINANCIAL SERVICES	18.82
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	31.14(e)
	OMNIBUS ACCOUNT
	RETIREMENT 2020
RETIREMENT 2020 FUND—ADVISOR CLASS	MASSACHUSETTS MUTUAL LIFE	7.15
	INSURANCE CO
	ATTN RS FUND OPERATIOMS

	NATIONAL FINANCIAL SERVICES	17.39
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TAYNIK & CO	8.00
	C/O INVESTORS BANK & TRUST
RETIREMENT 2020 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	5.85

	MASSACHUSETTS MUTUAL LIFE	5.16
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	STATE STREET CORP TTEE	26.51(c)
	FBO ADP ACCESS

	TAYNIK & CO	6.47
	C/O STATE STREET BANK
RETIREMENT 2025 FUND	NATIONAL FINANCIAL SERVICES	19.83
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	36.71(e)
	OMNIBUS ACCOUNT
	RETIREMENT
FUND	SHAREHOLDER	%
RETIREMENT 2025 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SVCS CORP	22.79
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	RELIANCE TRUST COMPANY FBO	8.47
	RETIREMENT PLANS SERVICED BY METLIFE

	TAYNIK & CO	5.11
	C/O STATE STREET BANK
RETIREMENT 2025 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	25.17(c)

	NFS LLC FEBO	6.61
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS

	STATE STREET CORP TTEE	19.55
	FBO ADP ACCESS

RETIREMENT 2030 FUND	NATIONAL FINANCIAL SERVICES	19.23
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	32.53(e)
	OMNIBUS ACCOUNT
	RETIREMENT 2030
RETIREMENT 2030 FUND—ADVISOR CLASS	MASSACHUSETTS MUTUAL LIFE	7.24
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	17.15
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TAYNIK & CO	8.52
	C/O INVESTORS BANK & TRUST
RETIREMENT 2030 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	5.03

	MASSACHUSETTS MUTUAL LIFE	5.90
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	STATE STREET CORP TTEE	30.52(c)
	FBO ADP ACCESS

	TAYNIK & CO	7.42
	C/O STATE STREET BANK
FUND	SHAREHOLDER	%
RETIREMENT 2035 FUND	NATIONAL FINANCIAL SERVICES	20.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	37.44(e)
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2035 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SVCS CORP	23.27
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	RELIANCE TRUST COMPANY FBO	7.26
	RETIREMENT PLANS SERVICED BY METLIFE

	TAYNIK & CO	5.10
	C/O STATE STREET BANK
RETIREMENT 2035 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	25.65(c)

	STATE STREET CORP TTEE	21.46
	FBO ADP ACCESS

RETIREMENT 2040 FUND	NATIONAL FINANCIAL SERVICES	20.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	31.62(e)
	OMNIBUS ACCOUNT
	RETIREMENT 2040
RETIREMENT 2040 FUND—ADVISOR CLASS	MASSACHUSETTS MUTUAL LIFE	7.12
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	16.98
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TAYNIK & CO	7.80
	C/O INVESTORS BANK & TRUST

	WELLS FARGO BANK FBO	5.77
	VARIOUS RETIREMENT PLANS
FUND	SHAREHOLDER	%
RETIREMENT 2040 FUND—R CLASS	MASSACHUSETTS MUTUAL LIFE	5.16
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	NFS LLC FEBO	5.42
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS

	STATE STREET CORP TTEE	32.90(c)
	FBO ADP ACCESS

	TAYNIK & CO	6.43
	C/O STATE STREET BANK
RETIREMENT 2045 FUND	NATIONAL FINANCIAL SERVICES	21.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	38.33(e)
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2045 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SVCS CORP	26.54(c)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	RELIANCE TRUST COMPANY FBO	8.12
	RETIREMENT PLANS SERVICED BY METLIFE
RETIREMENT 2045 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	25.83(c)

	STATE STREET CORP TTEE	22.31
	FBO ADP ACCESS

	TAYNIK & CO	5.11
	C/O STATE STREET BANK
RETIREMENT 2050 FUND	NATIONAL FINANCIAL SERVICES	23.98
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	31.03(e)
	OMNIBUS ACCOUNT
	RETIREMENT
FUND	SHAREHOLDER	%
RETIREMENT 2050 FUND—ADVISOR CLASS	FIFTH THIRD BANK TR	6.77
	FBO CINTAS PARTNERS PLAN
	ATTN MICHELLE HODGEMAN MD
	38 FOUNTAIN SQUARE PLAZA
	CINCINNATI OH 45202-3191

	MASSACHUSETTS MUTUAL LIFE	6.36
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	19.24
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TAYNIK & CO	8.49
	C/O INVESTORS BANK & TRUST
RETIREMENT 2050 FUND—R CLASS	STATE STREET CORP TTEE	36.12(c)
	FBO ADP ACCESS

	TAYNIK & CO	8.41
	C/O STATE STREET BANK
RETIREMENT 2055 FUND	NATIONAL FINANCIAL SERVICES	19.46
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	35.40(e)
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2055 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SVCS CORP	28.34(c)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	RELIANCE TRUST COMPANY FBO	7.71
	RETIREMENT PLANS SERVICED BY METLIFE
RETIREMENT 2055 FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	18.58

	NFS LLC FEBO	6.73
	STATE STREET BANK TRUST CO
	TTEE VARIOUS RETIREMENT PLANS

	STATE STREET CORP TTEE	31.40(c)
	FBO ADP ACCESS
FUND	SHAREHOLDER	%
RETIREMENT 2060 FUND	JAMES J ANGELONE AGENT TRP/POA	14.52
	T ROWE PRICE
	TRUST CO CUST FOR THE ROTH
	IRA OF PEGGY R ANGELONE

	T ROWE PRICE ASSOCIATES	45.95(a)
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE TRUST CO	19.60
	CUST FOR THE ROTH IRA OF
	JAMES J ANGELONE
RETIREMENT 2060 FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	100.00(a)
	ATTN FINANCIAL REPORTING DEPT
RETIREMENT 2060 FUND—R CLASS	T ROWE PRICE ASSOCIATES	100.00(a)
	ATTN FINANCIAL REPORTING DEPT
RETIREMENT INCOME FUND	NATIONAL FINANCIAL SERV CORP	16.23
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	17.50
	OMNIBUS ACCOUNT
	RETIREMENT INCOME
RETIREMENT INCOME FUND—ADVISOR CLASS	MASSACHUSETTS MUTUAL LIFE	6.50
	INSURANCE CO
	ATTN RS FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	13.86
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TAYNIK & CO	6.75
	C/O INVESTORS BANK & TRUST
RETIREMENT INCOME FUND—R CLASS	ING LIFE INSURANCE & ANNUITY CO	8.49

	PIMS/PRUDENTIAL RETIREMENT	10.15
	AS NOMINEE FOR THE TTEE/CUST PL 701
	NEPC - TAFT HARTLEY IRONWORKERS
	PO BOX 30124
	SALT LAKE CTY UT 84130-0124

	STATE STREET CORP TTEE	30.72(c)
	FBO ADP ACCESS
SCIENCE & TECHNOLOGY FUND	T ROWE PRICE RPS INC	15.13

	OMNIBUS
	PLAN # NEW BUSINESS-CONV ASSTS
SCIENCE & TECHNOLOGY FUND—ADVISOR CLASS	JOHN HANCOCK LIFE	87.46(c)
	INSURANCE CO USA
	RPS TRADING OPS ET-4
FUND	SHAREHOLDER	%
SHORT-TERM BOND FUND	EDWARD D JONES & CO	7.41
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	NATIONAL FINANCIAL SERVICES	5.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SPECTRUM INCOME FUND	10.67
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT
SHORT-TERM BOND FUND—ADVISOR CLASS	SEI PRIVATE TRUST COMPANY	17.76
	C/O EDWARD JONES TRUST CO
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	NATIONAL FINANCIAL SERVICES	50.13(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	6.59
	OUR CUSTOMERS
SHORT-TERM RESERVE INVESTMENT FUND	JPMORGAN CHASE BANK AS AGENT	40.26(c)
	FOR INSTITUTIONAL FUNDS
	ATTN AMANDA MORLEY
	500 STANTON CHRISTIANA RD
	OPS 4 FL 3
	NEWARK DE 19713-2105

	STATE STREET BANK & TRUST CO AGENT	58.99(c)
	FOR T ROWE INSTITUTIONAL FUNDS
	1 LINCOLN ST 3RD FLOOR
	BOSTON MA 02111-2901
SMALL-CAP STOCK FUND	MINNESOTA STATE RETIREMENT SYSTEM	6.27
	DEFINED CONTRIBUTION PLANS
	60 EMPIRE DR STE 300
	SAINT PAUL MN 55103-3000

	NATIONAL FINANCIAL SERV CORP	10.35
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	9.17
	T R P O T C FUND

	ATTN R P S CONTROL DEPT
FUND	SHAREHOLDER	%
SMALL-CAP STOCK FUND—ADVISOR CLASS	FIFTH THIRD BANK TR	11.62
	FBO CINTAS PARTNERS PLAN
	ATTN MICHELLE HODGEMAN MD

	NATIONAL FINANCIAL SERVICES	26.57(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO BANK FBO	11.48
	FBO VARIOUS RETIREMENT PLANS
SMALL-CAP VALUE FUND	NATIONAL FINANCIAL SERVICES	10.69
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	15.41
	ATTN: TRPS INST CONTROL DEPT
SMALL-CAP VALUE FUND—ADVISOR CLASS	ICMA RETIREMENT TRUST	10.91

	ICMA RETIREMENT TRUST NAV	17.69

	JOHN HANCOCK LIFE	14.39
	INSURANCE CO USA
	RPS TRADING OPS ET-4

	NATIONAL FINANCIAL SERVICES	18.32
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SPECTRUM GROWTH FUND	T ROWE PRICE TRUST CO INC	9.16
	ATTN: TRPS INST CONTROL DEPT
SPECTRUM INCOME FUND	T ROWE PRICE TRUST CO INC	14.42
	ATTN: TRPS INST CONTROL DEPT
STRATEGIC INCOME FUND	NATIONAL FINANCIAL SERVICES	6.89
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	10.96
	ATTN FINANCIAL REPORTING DEPT
STRATEGIC INCOME FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	12.59
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	19.22
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	35.68(c)

	TD AMERITRADE INC FBO	9.37

	OUR CUSTOMERS
FUND	SHAREHOLDER	%
SUMMIT CASH RESERVES FUND	T ROWE PRICE ASSOCIATES	15.36
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE TRUST CO	9.45
	ATTN ASSET RECONCILIATIONS
SUMMIT MUNICIPAL INCOME FUND	EDWARD D JONES & CO	22.71
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	SAXON & CO.	13.34
SUMMIT MUNICIPAL INCOME FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	5.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	50.22(c)

	T ROWE PRICE ASSOCIATES	38.28(a)
	ATTN FINANCIAL REPORTING DEPT
SUMMIT MUNICIPAL INTERMEDIATE FUND	CHARLES SCHWAB & CO INC	9.46
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	22.32
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	FIRST CLEARING LLC	11.04
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS

	JP MORGAN CLEARING CORP OMNIBUS ACC	17.64
	FOR THE EXCLUSIVE BENEFIT
	OF CUSTOMERS

	SAXON & CO	6.42
SUMMIT MUNICIPAL INTERMEDIATE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	78.22(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	PERSHING LLC	9.59

	T ROWE PRICE ASSOCIATES	8.18
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
TARGET RETIREMENT 2005 FUND	NATIONAL FINANCIAL SERVICES	5.37
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN: MUTUAL FUNDS DEPT 4TH FL

	RICHARD A VICK	5.45
	DIANE A VICK JT TEN T O D
	20316 N CANYON WHISPER DR
	SURPRISE AZ 85387-7273

	T ROWE PRICE TRUST CO	5.23
	CUST FOR THE ROLLOVER IRA OF
	DANIEL N MORIN III

	T ROWE PRICE TRUST CO	6.11
	CUST FOR THE IRA OF
	RICHARD A VICK
TARGET RETIREMENT 2005 FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	98.29(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2010 FUND	NATIONAL FINANCIAL SERVICES	8.40
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	16.52
	OMNIBUS ACCOUNT TICKER: TRROX
	CUSIP: 74149P564
	TRP TARGET RET 2010
TARGET RETIREMENT 2010 FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	95.40(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2015 FUND	T ROWE PRICE RPS INC	15.42
	OMNIBUS ACCOUNT TICKER: TRRTX
	CUSIP: 74149P556
	TRP TARGET RET 2015
TARGET RETIREMENT 2015 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	7.43
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.89

	T ROWE PRICE ASSOCIATES	83.51(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
TARGET RETIREMENT 2020 FUND	NATIONAL FINANCIAL SERVICES	9.80
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN: MUTUAL FUNDS DEPT 4TH FL

	T ROWE PRICE RPS INC	27.63(e)
	OMNIBUS ACCOUNT TICKER: TRRUX
	CUSIP: 74149P549
	TRP TARGET RET 2020
TARGET RETIREMENT 2020 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	40.52(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	14.45

	T ROWE PRICE ASSOCIATES	44.51(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2025 FUND	NATIONAL FINANCIAL SERVICES	12.03
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN: MUTUAL FUNDS DEPT 4TH FL

	T ROWE PRICE RPS INC	40.65(e)
	OMNIBUS ACCOUNT TICKER: TRRVX
	CUSIP: 74149P531
	TRP TARGET RET 2025
TARGET RETIREMENT 2025 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	49.36(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PAI TRUST COMPANY INC	5.99
	THE PRINCETON WINDROWS CONDO ASSOC
	1300 ENTERPRISE DR
	DE PERE WI 54115-4934

	T ROWE PRICE ASSOCIATES	41.78(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2030 FUND	NATIONAL FINANCIAL SERVICES	16.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN: MUTUAL FUNDS DEPT 4TH FL

	T ROWE PRICE RPS INC	38.86(e)
	OMNIBUS ACCOUNT TICKER: TRRWX
	CUSIP: 74149P523
	TRP TARGET RET 2030
FUND	SHAREHOLDER	%
TARGET RETIREMENT 2030 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	66.18(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	29.46(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2035 FUND	NATIONAL FINANCIAL SERVICES	9.48
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN: MUTUAL FUNDS DEPT 4TH FL

	T ROWE PRICE RPS INC	52.28(e)
	OMNIBUS ACCOUNT TICKER: RPGRX
	CUSIP: 74149P515
	TRP TARGET RET 2035

TARGET RETIREMENT 2035 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	63.90(c)
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	34.18(a)
ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2040 FUND	NATIONAL FINANCIAL SERVICES	14.30
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	48.41(e)
OMNIBUS ACCOUNT TICKER: TRHRX
CUSIP: 74149P499
TRP TARGET RET 2040
TARGET RETIREMENT 2040 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	74.03(c)
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	25.41(a)
ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2045 FUND	NATIONAL FINANCIAL SERVICES	9.91
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL

	T ROWE PRICE RPS INC	50.52(e)
OMNIBUS ACCOUNT TICKER: RPTFX
CUSIP: 74149P481
TRP TARGET RET 2045
FUND	SHAREHOLDER	%
TARGET RETIREMENT 2045 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	51.97(c)
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	46.98(a)
ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2050 FUND	NATIONAL FINANCIAL SERVICES	13.12
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN: MUTUAL FUNDS DEPT 4TH FL

	T ROWE PRICE RPS INC	31.24(e)
OMNIBUS ACCOUNT TICKER: TRFOX
CUSIP: 74149P473
TRP TARGET RET 2050
TARGET RETIREMENT 2050 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	50.31(c)
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	49.14(a)

	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2055 FUND	T ROWE PRICE ASSOCIATES	7.29
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	23.90
	OMNIBUS ACCOUNT TICKER: TRFFX
	CUSIP: 74149P465
	TRP TARGET RET 2055

	T ROWE PRICE TRUST CO	9.07
	CUST FOR THE ROLLOVER IRA OF
	JOHN E SMITH
TARGET RETIREMENT 2055 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	22.08
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	74.32(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2060 FUND	T ROWE PRICE ASSOCIATES	99.09(a)
	ATTN FINANCIAL REPORTING DEPT
TARGET RETIREMENT 2060 FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	100.00(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
TAX-EXEMPT MONEY FUND	EDWARD D JONES & CO	24.21
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	PERSHING LLC	5.34
	FOR EXCLUSIVE BENEFIT OF TRP MONEY
	FUND CUSTOMER ACCOUNTS

	SUSAN A FEITH	5.46

	T ROWE PRICE ASSOCIATES	5.51
	ATTN FINANCIAL REPORTING DEPT
TAX-FREE HIGH YIELD FUND	CHARLES SCHWAB & CO INC	7.85
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	10.18
	SHAREHOLDER ACCOUNTING
	ATTN MUTUAL FUND

	NATIONAL FINANCIAL SERVICES	5.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TAX-FREE HIGH YIELD FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	78.74(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	10.00
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.70
TAX-FREE INCOME FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	95.06(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
FUND	SHAREHOLDER	%
TAX-FREE SHORT-INTERMEDIATE FUND	CHARLES SCHWAB & CO INC	18.77
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	FIRST CLEARING LLC	13.24
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	8.83
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	6.11

	T ROWE PRICE ASSOCIATES	5.48
	ATTN FINANCIAL REPORTING DEPT
TAX-FREE SHORT-INTERMEDIATE FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	67.20(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	8.20

	RAYMOND JAMES & ASSOC INC	5.00
	FBO JEFFREY G HORVE &
	MICHELLE R HORVE JT/WROS
	184 SHADOW RIDGE BLVD
	FORSYTH IL 62535-9013

	RUSSELL B BELL &	8.94
	EILEEN M BELL JTWROS
TOTAL EQUITY MARKET INDEX FUND	EDUCATION TRUST OF ALASKA	5.62
	TOTAL EQUITY MARKET INDEX PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME
	100 E PRATT ST FL 7
	BALTIMORE MD 21202-1009

	MARYLAND COLLEGE INVESTMENT PLAN	9.33
	GLOBAL EQUITY MARKET INDEX
	ATTN FUND ACCOUNTING

FUND	SHAREHOLDER	%
U.S. BOND ENHANCED INDEX FUND	EDUCATION TRUST OF ALASKA	8.63
	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	T ROWE PRICE RPS INC	11.81
	OMNIBUS
	PLAN # NEW BUSINESS-CONV ASSTS

	THE HARRY AND JEANETTE WEINBERG	5.90
	FOUNDATION INC
U.S. LARGE-CAP CORE FUND	T ROWE PRICE ASSOCIATES	12.58
	ATTN FINANCIAL REPORTING DEPT
U.S. LARGE-CAP CORE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	14.06
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	5.70
	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121-1968

	NATIONAL FINANCIAL SERVICES	52.62(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	21.45
	ATTN FINANCIAL REPORTING DEPT
U.S. TREASURY INTERMEDIATE FUND	T ROWE PRICE TRUST CO	8.67
	ATTN TRPS INST CONTROL DEPT
U.S. TREASURY LONG-TERM FUND	SPECTRUM INCOME FUND	31.59(d)
	T. ROWE PRICE ASSOCIATES
	ATTN: FUND ACCOUNTING DEPT

	T ROWE PRICE TRUST CO	6.84
	ATTN TRPS INST CONTROL DEPT
ULTRA SHORT-TERM BOND FUND	T ROWE PRICE ASSOCIATES	69.64(a)
	ATTN FINANCIAL REPORTING DEPT
FUND	SHAREHOLDER	%
VALUE FUND	RETIREMENT PORTFOLIO 2040	14.71
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	10.14
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	9.55
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	16.84
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	10.22
	T ROWE PRICE ASSOCIATES
	ATT FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	6.28
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
VALUE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	13.39
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	ING LIFE INSURANCE & ANNUITY CO	8.18

	ING NATIONAL TRUST	8.98

	MORGAN STANLEY SMITH BARNEY	6.13
	HARBORSIDE FINANCIAL CENTER

	NATIONAL FINANCIAL SERVICES	32.36(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
VIRGINIA TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	7.87
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	9.25
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

(a)

T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Associates, Inc. are the result of contributions to the fund at the fund’s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates, Inc. would be able to determine the outcome of most issues that were submitted to shareholders for vote.

(b)	T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price

Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(c)

At the level of ownership indicated, the shareholder would have greater power to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.

(d)

The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(e)

T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services, Inc. is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services, Inc. and are normally voted by various retirement plans and retirement plan participants.

INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. For certain Price Funds, T. Rowe Price has entered into an investment sub-advisory agreement with T. Rowe Price International, Price Hong Kong, and/or Price Singapore. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore are hereinafter referred to collectively as “Investment Managers.” T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price. Price Hong Kong and Price Singapore are wholly owned subsidiaries of T. Rowe Price International.

Investment Management Services

Under the Investment Management Agreements, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the funds’ investment objectives, programs, and restrictions as provided in the funds’ prospectuses and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including: maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds’ custodian and transfer agent; assisting the funds in the coordination of such agent’s activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds. For those Price Funds for which T. Rowe Price has not entered into a sub-advisory agreement, T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting all security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

With respect to the Africa & Middle East, Emerging Europe, Emerging Markets Local Currency Bond, Emerging Markets Stock, European Stock, Institutional Africa & Middle East, Institutional Concentrated International Equity, Institutional Emerging Markets Equity, Institutional Global Value Equity, Institutional International Growth Equity, Institutional International Bond, International Bond, International Discovery, International Growth & Income, International Equity Index, International Stock, Japan, Latin America, New Asia, and Strategic Income Funds, and the Emerging Markets Local Multi-Sector Account Portfolio, T. Rowe Price has entered into a sub-advisory agreement with T. Rowe Price International under which, subject to the supervision of T. Rowe Price, T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of each fund. Under the sub-advisory agreement, T. Rowe Price International is responsible for effecting all securities transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For the Strategic Income Fund, T. Rowe Price International’s discretionary investment decisions and trading execution are limited to the fund’s international investment-grade fixed income investments in developed markets.

With respect to the Japan Fund and the Japanese investments of the International Discovery Fund, T. Rowe Price has entered into a sub-advisory agreement with the Tokyo Branch of T. Rowe Price International (“TRPI-

Tokyo”) under which, subject to the supervision of T. Rowe Price, TRPI-Tokyo is authorized to trade Japanese securities and make discretionary investment decisions on behalf of each fund’s Japanese investments.

With respect to the International Discovery and New Asia Funds, T. Rowe Price has entered into a sub-advisory agreement with Price Hong Kong (in addition to their sub-advisory agreement with T. Rowe Price International) under which, subject to the supervision of T. Rowe Price and T. Rowe Price International, Price Hong Kong is authorized to trade securities and make certain discretionary investment decisions on behalf of each fund. Under the sub-advisory agreement, Price Hong Kong is responsible for selecting the funds’ investments in the Asia-Pacific region and effecting security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Investment Management Agreements also provide that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The sub-advisory agreements have a similar provision limiting the liability of the investment sub-adviser for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements (and sub-advisory agreements, if applicable), the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements (and sub-advisory agreement, if applicable) or otherwise helpful to the funds.

Control of Investment Adviser

T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd, which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Management Fees

All funds except Index, Institutional, Multi-Sector Account Portfolios, TRP Reserve, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

The funds pay T. Rowe Price a fee (“Fee”) which consists of two components: a Group Management Fee (“Group Fee”) and an Individual Fund Fee (“Fund Fee”). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

The monthly Group Fee (“Monthly Group Fee”) is the sum of the daily Group Fee accruals (“Daily Group Fee Accruals”) for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds’ group fee accrual as determined below (“Daily Price Funds’ Group Fee Accrual”) by the ratio of the Price Funds’ net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds’ Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds’ Group Fee Accrual for that day as determined in accordance with the following schedule:

0.480%	First $1 billion	0.350%	Next $2 billion	0.300%	Next $40 billion
0.450%	Next $1 billion	0.340%	Next $5 billion	0.295%	Next $40 billion
0.420%	Next $1 billion	0.330%	Next $10 billion	0.290%	Next $60 billion
0.390%	Next $1 billion	0.320%	Next $10 billion	0.285%	Next $80 billion
0.370%	Next $1 billion	0.310%	Next $16 billion	0.280%	Next $100 billion
0.360%	Next $2 billion	0.305%	Next $30 billion	0.275%	Thereafter

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Retirement Funds, Target Retirement Funds, Spectrum Funds, TRP

Reserve Funds, and any Index or private label mutual funds). For the purpose of calculating the Daily Price Funds’ Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee (“Monthly Fund Fee”) is the sum of the daily Fund Fee accruals (“Daily Fund Fee Accruals”) for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual fund fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund’s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following tables:

Fund	Fee %
Africa & Middle East	0.75
Asia Opportunities	0.50
Balanced	0.15
Blue Chip Growth	0.30	(a)
California Tax-Free Bond	0.10
California Tax-Free Money	0.10
Capital Appreciation	0.30
Capital Opportunity	0.20
Corporate Income	0.15
Credit Opportunities	0.35
Diversified Mid-Cap Growth	0.35
Diversified Small-Cap Growth	0.35
Dividend Growth	0.20
Emerging Europe	0.75
Emerging Markets Bond	0.45
Emerging Markets Corporate Bond	0.50
Emerging Markets Local Currency Bond	0.45
Emerging Markets Stock	0.75
Equity Income	0.25	(b)
European Stock	0.50
Financial Services	0.35
Floating Rate	0.30
GNMA	0.15
Georgia Tax-Free Bond	0.10
Global Allocation	0.40
Global Growth Stock	0.35
Global Industrials	0.40
Global Real Estate	0.40
Global Stock	0.35
Global Technology	0.45
Growth & Income	0.25
Growth Stock	0.25	(b)
Health Sciences	0.35
High Yield	0.30
Inflation Protected Bond	0.05

Fund	Fee %
Intermediate Tax-Free High Yield	0.20
International Bond	0.35
International Concentrated Equity	0.35
International Discovery	0.75
International Growth & Income	0.35
International Stock	0.35
Japan	0.50
Latin America	0.75
Maryland Short-Term Tax-Free Bond	0.10
Maryland Tax-Free Bond	0.10
Maryland Tax-Free Money	0.10
Media & Telecommunications	0.35
Mid-Cap Growth	0.35	(c)
Mid-Cap Value	0.35
New America Growth	0.35
New Asia	0.50
New Era	0.25
New Horizons	0.35
New Income	0.15
New Jersey Tax-Free Bond	0.10
New York Tax-Free Bond	0.10
New York Tax-Free Money	0.10
Overseas Stock	0.35
Personal Strategy Balanced	0.25
Personal Strategy Growth	0.30
Personal Strategy Income	0.15
Prime Reserve	0.05
Real Assets	0.35
Real Estate	0.30
Science & Technology	0.35
Short-Term Bond	0.10
Small-Cap Stock	0.45
Small-Cap Value	0.35
Strategic Income	0.20
Tax-Efficient Equity	0.35
Tax-Exempt Money	0.10
Tax-Free High Yield	0.30
Tax-Free Income	0.15
Tax-Free Short-Intermediate	0.10
Tax-Free Ultra Short-Term Bond	0.08
U.S. Large-Cap Core	0.25
U.S. Treasury Intermediate	0.00
U.S. Treasury Long-Term	0.00

Fund	Fee %
U.S. Treasury Money	0.00
Ultra Short-Term Bond	0.08
Value	0.35
Virginia Tax-Free Bond	0.10

(a) On assets up to $15 billion and 0.255% on assets above $15 billion.

(b) On assets up to $15 billion and 0.21% on assets above $15 billion.

(c) On assets up to $15 billion and 0.30% on assets above $15 billion.

Index, Institutional, Summit Income, and Summit Municipal Funds

The following funds pay T. Rowe Price an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.

Fund	Fee %
Equity Index 500	0.10
Institutional Africa & Middle East	1.00
Institutional Concentrated International Equity	0.65
Institutional Frontier Markets Equity	1.10
Institutional Global Focused Growth Equity	0.65
Institutional Global Growth Equity	0.65
Institutional Global Value Equity	0.65
Institutional International Core Equity	0.65
Institutional International Growth Equity	0.70
Institutional Large-Cap Core Growth	0.55
Institutional Large-Cap Growth	0.55
Institutional Large-Cap Value	0.55
Institutional Mid-Cap Equity Growth	0.60
Institutional Small-Cap Stock	0.65
Institutional U.S. Structured Research	0.50

The following funds (“Single Fee Funds”) pay T. Rowe Price a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.

Fund	Fee %
Extended Equity Market Index	0.40
Inflation Focused Bond	0.50
Institutional Core Plus	0.40
Institutional Emerging Markets Bond	0.70
Institutional Credit Opportunities	0.65
Institutional Emerging Markets Equity	1.10
Institutional Floating Rate	0.55
Institutional Global Multi-Sector Bond	0.50
Institutional High Yield	0.50
Institutional International Bond	0.55
Institutional Long Duration Credit	0.45
International Equity Index	0.50
Summit Cash Reserves	0.45
Summit Municipal Income	0.50

Fund	Fee %
Summit Municipal Intermediate	0.50
Summit Municipal Money Market	0.45
Total Equity Market Index	0.35
U.S. Bond Enhanced Index	0.30

The Investment Management Agreement between each Single Fee Fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each fund’s operations except for interest; taxes; brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities; and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the Investment Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

Multi-Sector Account Portfolios, Retirement Funds, Spectrum Funds and TRP Reserve Funds

None of these funds pays T. Rowe Price an investment management fee.

Investment Sub-advisory Agreements

Pursuant to each of the sub-advisory agreements that T. Rowe Price has entered into on behalf of a Price Fund (other than the Emerging Markets Local Multi-Sector Account Portfolio), T. Rowe Price may pay the investment subadviser up to 60% of the management fee that T. Rowe Price receives from that fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
California Tax-Free Bond	$1,628,000	$1,586,000	$1,377,000
California Tax-Free Money	322,000	329,000	335,000
Floating Rate Multi-Sector Account Portfolio	(c)	(c)	(a)
Georgia Tax-Free Bond	893,000	903,000	747,000
High Yield Multi-Sector Account Portfolio	(c)	(c)	(a)
Intermediate Tax-Free High Yield(b)	(a)	(a)	(a)
Investment-Grade Corporate Multi-Sector Account Portfolio	(c)	(c)	(a)
Maryland Short-Term Tax-Free Bond	882,000	885,000	956,000
Maryland Tax-Free Bond	7,753,000	8,186,000	7,228,000
Maryland Tax-Free Money	499,000	497,000	578,000
Mortgage-Backed Securities Multi-Sector Account Portfolio	(c)	(c)	(a)

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
New Jersey Tax-Free Bond	1,170,000	1,148,000	987,000
New York Tax-Free Bond	1,628,000	1,703,000	1,409,000
New York Tax-Free Money	322,000	326,000	366,000
Tax-Efficient Equity	810,000	624,000	562,000
Tax-Exempt Money	3,623,000	3,432,000	3,849,000
Tax-Free High Yield(b)	14,365,000	14,083,000	10,515,000
Tax-Free Income(b)	12,392,000	13,543,000	13,251,000
Tax-Free Short-Intermediate(b)	7,729,000	7,419,000	6,135,000
Tax-Free Ultra Short-Term Bond	(a)	(a)	(a)
Virginia Tax-Free Bond	3,684,000	3,907,000	3,327,000

(a) Prior to commencement of operations.

(b) The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c) The fund does not pay an investment management fee

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Corporate Income	$2,968,000	$2,844,000	$3,343,000
Credit Opportunities(a)	(b)	(b)	(b)
Floating Rate(a)	603,000	234,000	(b)
GNMA	8,015,000	7,531,000	6,963,000
TRP Government Reserve Investment	(c)	(c)	(c)
High Yield(a)	55,350,000	51,500,000	48,512,000
Inflation Focused Bond(d)	19,018,000	14,886,000	11,680,000
Inflation Protected Bond	1,928,000	1,670,000	1,251,000
Institutional Core Plus(a)(d)	892,000	674,000	474,000
Institutional Credit Opportunities	(b)	(b)	(b)
Institutional Floating Rate(a)(d)	12,608,000	10,083,000	6,113,000
Institutional Global Multi-Sector Bond	(b)	(b)	(b)
Institutional High Yield(d)	13,599,000	9,740,000	6,629,000
Institutional Long Duration Credit	(b)	(b)	(b)
New Income(e)	90,186,000	70,974,000	58,504,000
Personal Strategy Balanced	9,410,000	8,831,000	8,607,000
Personal Strategy Growth	7,093,000	6,610,000	6,582,000
Personal Strategy Income	4,946,000	4,393,000	4,141,000
Prime Reserve	19,992,000	19,796,000	19,458,000
TRP Reserve Investment	(c)	(c)	(c)
Retirement 2005	(c)	(c)	(c)
Retirement 2010	(c)	(c)	(c)
Retirement 2015	(c)	(c)	(c)
Retirement 2020	(c)	(c)	(c)

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Retirement 2025	(c)	(c)	(c)
Retirement 2030	(c)	(c)	(c)
Retirement 2035	(c)	(c)	(c)
Retirement 2040	(c)	(c)	(c)
Retirement 2045	(c)	(c)	(c)
Retirement 2050	(c)	(c)	(c)
Retirement 2055	(c)	(c)	(c)
Retirement 2060	(b)	(b)	(b)
Retirement Income	(c)	(c)	(c)
Short-Term Bond(a)	26,635,000	23,553,000	22,685,000
Short-Term Government Reserve	(c)	(b)	(b)
Short-Term Reserve	(c)	(b)	(b)
Strategic Income(a)	1,392,000	1,176,000	972,000
Target Retirement 2005	(b)	(b)	(b)
Target Retirement 2010	(b)	(b)	(b)
Target Retirement 2015	(b)	(b)	(b)
Target Retirement 2020	(b)	(b)	(b)
Target Retirement 2025	(b)	(b)	(b)
Target Retirement 2030	(b)	(b)	(b)
Target Retirement 2035	(b)	(b)	(b)
Target Retirement 2040	(b)	(b)	(b)
Target Retirement 2045	(b)	(b)	(b)
Target Retirement 2050	(b)	(b)	(b)
Target Retirement 2055	(b)	(b)	(b)
Target Retirement 2060	(b)	(b)	(b)
U.S. Treasury Intermediate	1,642,000	1,456,000	1,439,000
U.S. Treasury Long-Term	1,534,000	1,172,000	908,000
U.S. Treasury Money	5,618,000	5,540,000	5,535,000
Ultra Short-Term Bond	271,000	(b)	(b)

(a) The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(b) Prior to commencement of operations.

(c) The fund does not pay an investment management fee.

(d) The fee includes investment and administrative expenses.

(e) The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	10/31/13	10/31/12	10/31/11
Africa & Middle East	$1,714,000	$1,535,000	$2,071,000
Asia Opportunities(a)	(b)	(b)	(b)
Emerging Europe	4,156,000	4,590,000	7,489,000

Fund	Fiscal Year Ended
	10/31/13	10/31/12	10/31/11
Emerging Markets Stock	74,566,000	67,016,000	57,609,000
European Stock	6,994,000	5,363,000	6,183,000
Global Allocation(a)	129,000	(b)	(b)
Global Growth Stock(a)	500,000	400,000	350,000
Global Stock(a)	3,107,000	3,584,000	4,735,000
Institutional Africa & Middle East	1,683,000	1,320,000	1,199,000
Institutional Concentrated International Equity	55,000	48,000	50,000
Institutional Emerging Markets Equity(c)	11,106,000	9,580,000	8,833,000
Institutional Frontier Markets Equity	(b)	(b)	(b)
Institutional Global Focused Growth Equity	1,052,000	1,030,000	1,147,000
Institutional Global Growth Equity	798,000	391,000	369,000
Institutional Global Value Equity	55,000	13,000	(b)
Institutional International Core Equity	461,000	410,000	322,000
Institutional International Growth Equity	664,000	520,000	507,000
International Concentrated Equity (a)	(b)	(b)	(b)
International Discovery	32,101,000	26,136,000	28,272,000
International Equity Index(c)	2,172,000	1,783,000	1,938,000
International Growth & Income(d)	45,084,000	31,913,000	25,124,000
International Stock(d)	69,045,000	52,717,000	43,889,000
Japan	1,863,000	1,348,000	1,625,000
Latin America	15,990,000	20,688,000	28,930,000
New Asia	37,272,000	32,852,000	36,839,000
Overseas Stock	38,682,000	27,926,000	20,081,000
Summit Cash Reserves(c)	25,538,000	25,494,000	25,798,000
Summit Municipal Income(a)(c)	4,113,000	3,368,000	2,622,000
Summit Municipal Intermediate(a)(c)	12,445,000	10,264,000	8,795,000
Summit Municipal Money Market(c)	888,000	904,000	948,000
U.S. Bond Enhanced Index(c)	2,077,000	3,064,000	2,446,000

(a) The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(b) Prior to commencement of operations.

(c) The fee includes investment management fees and administrative expenses.

(d) The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Balanced	$16,318,000	$14,554,000	$13,950,000
Blue Chip Growth(a)	108,419,000	84,997,000	69,851,000
Capital Appreciation(b)	98,302,000	76,517,000	66,899,000
Capital Opportunity(a)	2,508,000	1,794,000	1,444,000
Diversified Mid-Cap Growth	1,625,000	1,259,000	1,209,000

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Diversified Small-Cap Growth	3,731,000	1,673,000	1,210,000
Dividend Growth	17,281,000	12,540,000	9,427,000
Emerging Markets Bond	29,399,000	26,481,000	21,690,000
Emerging Markets Corporate Bond(b)	539,000	119,000	(d)
Emerging Markets Corporate Multi-Sector Account Portfolio	(e)	(e)	(d)
Emerging Markets Local Currency Bond(b)	437,000	359,000	152,000
Emerging Markets Local Multi-Sector Account Portfolio	(e)	(e)	(d)
Equity Income(a)	145,835,000	125,484,000	116,095,000
Equity Index 500	17,920,000	14,684,000	13,531,000
Extended Equity Market Index(c)	2,274,000	1,598,000	1,487,000
Financial Services	3,281,000	2,071,000	2,006,000
Global Industrials	14,000	(d)	(d)
Global Real Estate(b)	1,394,000	555,000	310,000
Global Technology	5,783,000	4,965,000	3,716,000
Growth & Income	7,182,000	6,310,000	6,134,000
Growth Stock(a)	185,883,000	154,138,000	137,117,000
Health Sciences	45,024,000	28,279,000	18,865,000
Institutional Emerging Markets Bond(c)	1,831,000	1,666,000	1,394,000
Institutional International Bond(c)	1,101,000	843,000	1,084,000
Institutional Large-Cap Core Growth	4,351,000	2,186,000	1,368,000
Institutional Large-Cap Growth	41,104,000	26,725,000	15,818,000
Institutional Large-Cap Value	7,366,000	4,834,000	3,305,000
Institutional Mid-Cap Equity Growth	21,569,000	16,359,000	9,561,000
Institutional Small-Cap Stock	8,603,000	5,484,000	3,276,000
Institutional U.S. Structured Research	3,096,000	2,717,000	2,876,000
International Bond(b)	32,733,000	33,327,000	34,719,000
Media & Telecommunications	17,569,000	14,284,000	13,030,000
Mid-Cap Growth(a)	131,629,000	116,777,000	123,991,000
Mid-Cap Value(a)	68,332,000	58,472,000	58,754,000
New America Growth(b)	26,375,000	21,749,000	12,570,000
New Era	24,189,000	24,641,000	30,599,000
New Horizons	82,332,000	60,313,000	52,289,000
Real Assets	21,111,000	17,198,000	13,203,000
Real Estate(b)	22,547,000	21,021,000	16,942,000
Science & Technology(b)	18,353,000	17,951,000	19,909,000
Small-Cap Stock(b)	66,844,000	53,336,000	52,293,000
Small-Cap Value(b)	58,418,000	47,986,000	46,105,000
Spectrum Growth	(e)	(e)	(e)
Spectrum Income	(e)	(e)	(e)
Spectrum International	(e)	(e)	(e)

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Total Equity Market Index(c)	2,971,000	2,489,000	2,202,000
U.S. Large-Cap Core(b)	345,000	240,000	193,000
Value(b)	102,361,000	82,781,000	78,910,000

(a) The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(b) The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c) The fee includes investment management fees and administrative expenses.

(d) Prior to commencement of operations.

(e) The fund does not pay an investment management fee.

Expense Limitations and Reimbursements

The following chart sets forth contractual expense ratio limitations and the periods for which they are effective. For each fund, the Investment Managers have agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, and acquired fund fees) which would cause the funds’ ratio of expenses to average net assets to exceed the indicated percentage limitation. The expenses borne by the Investment Managers are subject to reimbursement by the funds through the indicated reimbursement date, provided no reimbursement will be made if it would result in the funds’ expense ratios exceeding their applicable limitations.

Fund	Limitation Period	Expense Ratio Limitation %	Reimbursement Date
Asia Opportunities	May 21, 2014 – February 28, 2017	1.15	(a)
Asia Opportunities Fund–Advisor Class	May 21, 2014 – February 28, 2017	1.25	(a)
California Tax-Free Money(b)	July 1, 2013 – June 30, 2015	0.55	(a)
Capital Opportunity Fund–Advisor Class	May 1, 2010 – April 30, 2012	1.10	April 30, 2014(d)
Capital Opportunity Fund–R Class(c)	May 1, 2014 – April 30, 2016	1.35	April 30, 2018(d)
Credit Opportunities	April 29, 2014 – September 30, 2016	0.90	(a)
Credit Opportunities Fund–Advisor Class	April 29, 2014 – September 30, 2016	1.00	(a)
Diversified Small-Cap Growth	May 1, 2010 – April 30, 2012	1.25	April 30, 2014(d)
Emerging Markets Corporate Bond	May 24, 2012 – April 30, 2015	1.15	(a)
Emerging Markets Corporate Bond Fund–Advisor Class	May 24, 2012 – April 30, 2015	1.25	(a)
Emerging Markets Local Currency Bond(e)	May 1, 2014 – April 30, 2016	1.10	(a)
Emerging Markets Local Currency Bond Fund–Advisor Class(f)	May 1, 2014 – April 30, 2016	1.20	(a)
Equity Index 500(g)	May 1, 2014 – April 30, 2016	0.30	April 30, 2018(d)
Floating Rate(h)	October 1, 2013 - September 30, 2015	0.85	(a)
Floating Rate Fund–Advisor Class(i)	October 1, 2013 - September 30, 2015	0.95	(a)
Global Allocation	May 28, 2013 – February 29, 2016	1.05	(a)
Global Allocation Fund–Advisor Class	May 28, 2013 – February 29, 2016	1.15	(a)
Global Growth Stock(j)	March 1, 2013 – February 28, 2015	1.00	(a)
Global Growth Stock Fund–Advisor Class(k)	March 1, 2013 – February 28, 2015	1.10	(a)
Global Industrials	October 24, 2013 – April 30, 2016	1.05	(a)

Fund	Limitation Period	Expense Ratio Limitation %	Reimbursement Date
Global Real Estate(l)	May 1, 2013 – April 30, 2015	1.05	(a)
Global Real Estate Fund–Advisor Class(m)	May 1, 2013 – April 30, 2015	1.15	(a)
Global Stock Fund–Advisor Class(n)	March 1, 2014 - February 29, 2016	1.15	February 28, 2018(d)
Inflation Protected Bond(o)	October 1, 2012 – September 30, 2014	0.50	September 30, 2016(d)
Institutional Africa & Middle East(p)	March 1, 2013 – February 28, 2015	1.25	(a)
Institutional Concentrated International Equity(q)	March 1, 2013 – February 28, 2015	0.75	(a)
Institutional Frontier Markets Equity	September 22, 2014 – February 28, 2017	1.10	(a)
Institutional Global Focused Growth Equity(r)	March 1, 2013 – February 28, 2015	0.75	(a)
Institutional Global Growth Equity(s)	March 1, 2013 – February 28, 2015	0.75	(a)
Institutional Global Value Equity(t)	March 1, 2014 - February 29, 2016	0.75	(a)
Institutional International Core Equity(u)	March 1, 2013 – February 28, 2015	0.75	(a)
Institutional International Growth Equity(v)	March 1, 2014 - February 29, 2016	0.75	February 28, 2018(d)
Institutional Large-Cap Core Growth(w)	May 1, 2013 – April 30, 2015	0.65	April 30, 2017(d)
Institutional U.S. Structured Research(x)	May 1, 2014 – April 30, 2016	0.55	(a)
Intermediate Tax-Free High Yield Fund	July 24, 2014 – June 30, 2017	0.75	(a)
Intermediate Tax-Free High Yield Fund–Advisor Class	July 24, 2014 – June 30, 2017	0.85	(a)
International Concentrated Equity	August 22, 2014 – February 28, 2017	0.90	(a)
International Concentrated Equity–Advisor Class	August 22, 2014 – February 28, 2017	1.00	(a)
International Stock Fund–R Class(y)	March 1, 2014 – February 29, 2016	1.40	(a)
New America Growth Fund–Advisor Class	May 1, 2010 – April 30, 2012	1.10	(a)
New Income Fund–R Class(z)	October 1, 2012 – September 30, 2014	1.15	(a)
New York Tax-Free Money(aa)	July 1, 2013 – June 30, 2015	0.55	(a)
Real Assets	July 28, 2010 – April 30, 2013	1.10	(a)
Strategic Income Fund(bb)	October 1, 2013 – September 30, 2015	0.80	(a)
Strategic Income Fund–Advisor Class(cc)	October 1, 2013 – September 30, 2015	0.95	(a)
Tax-Efficient Equity	July 1, 2010 – June 30, 2012	1.25	June 30, 2014(d)
Tax-Free High Yield Fund–Advisor Class	August 8, 2012 – June 30, 2015	1.05	(a)
Tax-Free Short-Intermediate Fund–Advisor Class	August 8, 2012 – June 30, 2015	0.85	(a)
Tax-Free Ultra Short-Term Bond Fund	December 3, 2012 – June 30, 2015	0.35	(a)
U.S. Large-Cap Core Fund(dd)	May 1, 2014 – April 30, 2016	1.15	(a)
U.S. Large-Cap Core Fund–Advisor Class(ee)	May 1, 2014 – April 30, 2016	1.20	(a)
U.S. Treasury Intermediate Fund	November 1, 2009 – September 30, 2012	0.55	September 30, 2014(d)
U.S. Treasury Long-Term Fund (ff)	October 1, 2012 – September 30, 2014	0.55	September 30, 2016(d)
Ultra Short-Term Bond Fund	December 3, 2012 – September 30, 2015	0.35	(a)

(a) No reimbursement will be made more than three years after any waiver or payment.

(b) The California Tax-Free Money Fund previously operated under a 0.55% expense limitation that expired June 30, 2013.

(c) The Capital Opportunity Fund–R Class previously operated under a 1.35% expense limitation that expired April 30, 2014. The reimbursement period for this limitation extends through April 30, 2016.

(d) No reimbursement will be made after the reimbursement date or three years after any waiver or payment, whichever is sooner.

(e) The Emerging Markets Local Currency Bond Fund previously operated under a 1.10% expense limitation that expired April 30, 2014.

(f) The Emerging Markets Local Currency Bond Fund–Advisor Class previously operated under a 1.20% expense limitation that expired April 30, 2014.

(g) The Equity Index 500 Fund previously operated under a 0.30% expense limitation that expired April 30, 2014. The reimbursement period for this limitation extends through April 30, 2016.

(h) The Floating Rate Fund previously operated under a 0.85% expense limitation that expired September 30, 2013.

(i) The Floating Rate Fund–Advisor Class previously operated under a 0.95% expense limitation that expired September 30, 2013.

(j) The Global Growth Stock Fund previously operated under a 1.00% expense limitation that expired February 28, 2013.

(k) The Global Growth Stock Fund–Advisor Class previously operated under a 1.10% expense limitation that expired February 28, 2013.

(l) The Global Real Estate Fund previously operated under a 1.05% expense limitation.

(m) The Global Real Estate Fund–Advisor Class previously operated under a 1.15% expense limitation.

(n) The Global Stock Fund–Advisor Class previously operated under a 1.15% expense limitation that expired February 28, 2014. The reimbursement period for this limitation extends through February 29, 2016.

(o) The Inflation Protected Bond Fund previously operated under a 0.50% expense limitation that expired September 30, 2012. The reimbursement period for this limitation extends through September 30, 2014.

(p) The Institutional Africa & Middle East Fund previously operated under a 1.25% expense limitation that expired February 28, 2013.

(q) The Institutional Concentrated International Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2013.

(r) The Institutional Global Focused Growth Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2013.

(s) The Institutional Global Growth Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2013.

(t) The Institutional Global Value Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2014.

(u) The Institutional International Core Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2013.

(v) The Institutional International Growth Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2014. The reimbursement period for this limitation extends through February 29, 2016.

(w) The Institutional Large-Cap Core Growth Fund previously operated under a 0.65% expense limitation that expired April 30, 2013. The reimbursement period for this limitation extends through April 30, 2015.

(x) The Institutional Structured Research Fund previously operated under a 0.55% expense limitation that expired April 30, 2014.

(y) The International Stock Fund–R Class previously operated under a 1.40% expense limitation that expired February 28, 2014.

(z) The New Income Fund–R Class previously operated under a 1.15% expense limitation that expired September 30, 2012.

(aa) The New York Tax-Free Money Fund previously operated under a 0.55% expense limitation that expired June 30, 2013.

(bb) The Strategic Income Fund previously operated under a 0.80% expense limitation that expired September 30, 2013.

(cc) The Strategic Income Fund–Advisor Class previously operated under a 0.95% expense limitation that expired September 30, 2013.

(dd) The U.S. Large-Cap Core Fund previously operated under a 1.15% expense limitation that expired April 30, 2014.

(ee) The U.S. Large-Cap Core Fund–Advisor Class previously operated under a 1.20% expense limitation that expired April 30, 2014.

(ff) The U.S. Treasury Long-Term Fund previously operated under a 0.55% expense limitation that expired September 30, 2012. The reimbursement period for this limitation extends through September 30, 2014.

The Investment Management Agreements between the funds and the Investment Managers provide that each fund will bear all expenses of its operations not specifically assumed by the Investment Managers.

For the purpose of determining whether a fund is entitled to expense limitation, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to expense limitation, that month’s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Except for the California and New York Funds, each of the above-referenced funds’ Investment Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the funds may reimburse the Investment Managers, provided the reimbursement does not result in the funds’ aggregate expenses exceeding the additional expense limitation. No reimbursement may be made by the California and New York Funds unless approved by shareholders.

California Tax-Free Money Fund At February 28, 2014, management fees in the amount of $100,000 were waived. Including these amounts, management fees waived in the amount of $323,000 remain subject to repayment.

Capital Opportunity Fund–R Class At December 31, 2013, expenses in the amount of $5,000 were reimbursed to the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $4,000 remain subject to repayment.

Emerging Markets Corporate Bond Fund and Emerging Markets Corporate Bond Fund–Advisor Class At December 31, 2013, management fees in the amount of $108,000 were waived and expenses in the amount of $107,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $405,000 remain subject to repayment.

Emerging Markets Local Currency Bond Fund and Emerging Markets Local Currency Bond Fund–Advisor Class At December 31, 2013, management fees in the amount of $125,000 were waived and expenses in the amount of $106,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $676,000 remain subject to repayment.

Equity Index 500 Fund At December 31, 2013, there were no amounts subject to repayment.

Floating Rate Fund and Floating Rate Fund–Advisor Class At May 31, 2013, management fees in the amount of $132,000 were waived and expenses in the amount of $93,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $476,000 remain subject to repayment.

Global Growth Stock Fund and Global Growth Stock Fund–Advisor Class At October 31, 2013, management fees in the amount of $31,000 were waived and expenses in the amount of $114,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $568,000 remain subject to repayment.

Global Real Estate Fund and Global Real Estate Fund–Advisor Class At December 31, 2013, management fees in the amount of $255,000 were waived and expenses in the amount of $349,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $869,000 remain subject to repayment.

Global Stock Fund–Advisor Class At October 31, 2013, expenses in the amount of $4,000 were repaid to the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $12,000 remain subject to repayment.

Inflation Protected Bond Fund At May 31, 2013, management fees in the amount of $309,000 were waived. Including these amounts, management fees waived in the amount of $820,000 remain subject to repayment.

Institutional Africa & Middle East Fund At October 31, 2013, management fees in the amount of $73,000 were repaid. Including these amounts, management fees waived in the amount of $77,000 remain subject to repayment.

Institutional Concentrated International Equity Fund At October 31, 2013, management fees in the amount of $55,000 were waived and expenses in the amount of $164,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $699,000 remain subject to repayment.

Institutional Global Focused Growth Equity Fund At October 31, 2013, management fees in the amount of $118,000 were waived. Including these amounts, management fees waived in the amount of $401,000 remain subject to repayment.

Institutional Global Growth Equity Fund At October 31, 2013, management fees in the amount of $169,000 were waived and expenses in the amount of $1,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $609,000 remain subject to repayment.

Institutional Global Value Equity Fund At October 31, 2013, management fees in the amount of $55,000 were waived and expenses in the amount of $225,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $347,000 remain subject to repayment.

Institutional International Core Equity Fund At October 31, 2013, management fees in the amount of $179,000 were waived. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $599,000 remain subject to repayment.

Institutional International Growth Equity Fund At October 31, 2013, management fees in the amount of $240,000 were waived. Including these amounts, management fees waived in the amount of $753,000 remain subject to repayment.

Institutional Large-Cap Core Growth Fund At December 31, 2013, management fees in the amount of $67,000 were reimbursed by the manager and there were no amounts subject to repayment.

Institutional U.S. Structured Research Fund At December 31, 2013, management fees in the amount of $56,000 were waived. Including these amounts, management fees waived in the amount of $18,000 remain subject to repayment.

International Stock Fund– R Class At October 31, 2013, expenses in the amount of $2,000 were repaid to the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $6,000 remain subject to repayment.

New Income Fund–R Class At May 31, 2013, expenses in the amount of $9,000 were repaid to the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $19,000 remain subject to repayment.

New York Tax-Free Money Fund At February 28, 2014, management fees in the amount of $103,000 were waived. Including these amounts, management fees waived in the amount of $313,000 remain subject to repayment.

Strategic Income Fund and Strategic Income Fund–Advisor Class At May 31, 2013, expenses in the amount of $168,000 were repaid to the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $12,000 remain subject to repayment.

Tax-Efficient Equity Fund At February 28, 2014, there were no amounts subject to repayment. The fund operated below its expense limit.

U.S. Large-Cap Core and U.S. Large-Cap Core Growth–Advisor Class At December 31, 2013, management fees in the amount of $81,000 were waived and expenses in the amount of $47,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $266,000 remain subject to repayment.

U.S. Treasury Intermediate At May 31, 2013, there were no amounts subject to repayment. The fund operated below its expense limit.

U.S. Treasury Long-Term At May 31, 2013, management fees in the amount of $35,000 were repaid and there were no amounts subject to repayment.

Management Related Services

In addition to the management fee, the funds (other than the Single-Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors’ fees and expenses.

T. Rowe Price Services, Inc. (“Services”), a wholly owned subsidiary of T. Rowe Price, acts as the funds’ transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. (“RPS”), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. The fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

The fees paid to RPS are based on the percentage of Price Fund assets for which RPS provides recordkeeping and sub-transfer agency services. The fees paid to Services and RPS are set forth in each fund’s shareholder report under “Related Party Transactions.” The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds. The funds paid the expenses shown in the following table during the fiscal years indicated to T. Rowe Price for accounting services.

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
California Tax-Free Bond	$91,000	$94,000	$91,000
California Tax-Free Money	91,000	94,000	91,000
Floating Rate Multi-Sector Account Portfolio	—	—	(a)
Georgia Tax-Free Bond	91,000	94,000	91,000
High Yield Multi-Sector Account Portfolio	—	—	(a)
Intermediate Tax-Free High Yield	(a)	(a)	(a)
Intermediate Tax-Free High Yield Fund–Advisor Class	(a)	(a)	(a)
Investment-Grade Corporate Multi-Sector Account Portfolio	—	—	(a)
Maryland Short-Term Tax-Free Bond	91,000	94,000	91,000
Maryland Tax-Free Bond	112,000	119,000	120,000
Maryland Tax-Free Money	91,000	94,000	91,000
Mortgage-Backed Securities Multi-Sector Account Portfolio	—	—	(a)
New Jersey Tax-Free Bond	91,000	94,000	91,000
New York Tax-Free Bond	91,000	94,000	91,000

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
New York Tax-Free Money	91,000	94,000	91,000
Tax-Efficient Equity	91,000	94,000	91,000
Tax-Exempt Money	116,000	119,000	120,000
Tax-Free High Yield	161,000	156,000	149,000
Tax-Free High Yield Fund–Advisor Class	276	(b)	(a)
Tax-Free Income	86,000	86,000	78,000
Tax-Free Income Fund–Advisor Class	50,000	54,000	59,000
Tax-Free Short-Intermediate	111,000	106,000	91,000
Tax-Free Short-Intermediate Fund–Advisor Class	290	(b)	(a)
Tax-Free Ultra Short-Term Bond	(a)	(a)	(a)
Virginia Tax-Free Bond	91,000	94,000	84,000

(a) Prior to commencement of operations.

(b) Less than $1,000

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Corporate Income	$143,000	$148,000	$149,000
Credit Opportunities	(a)	(a)	(a)
Credit Opportunities–Advisor Class	(a)	(a)	(a)
GNMA	118,000	120,000	115,000
Floating Rate	159,000	151,000	(a)
Floating Rate Fund–Advisor Class	4,000	2,000	(a)
TRP Government Reserve Investment	93,000	92,000	86,000
High Yield	166,000	162,000	152,000
High Yield Fund–Advisor Class	29,000	37,000	45,000
Inflation Focused Bond	143,000	148,000	149,000
Inflation Protected Bond	143,000	148,000	149,000
Institutional Core Plus	193,000	197,000	192,000
Institutional Core Plus Fund–F Class	2,000	1,000	(b)
Institutional Credit Opportunities	(a)	(a)	(a)
Institutional Floating Rate	131,000	157,000	191,000
Institutional Floating Rate Fund–F Class	49,000	42,000	2,000
Institutional Global Multi-Sector Bond	(a)	(a)	(a)
Institutional High Yield	175,000	181,000	182,000
Institutional Long Duration Credit	(a)	(a)	(a)
New Income	214,000	215,000	208,000
New Income Fund–Advisor Class	(b)	(b)	2,000
New Income Fund–R Class	(b)	(b)	(b)
Personal Strategy Balanced	175,000	181,000	182,000
Personal Strategy Growth	175,000	181,000	182,000

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Personal Strategy Income	175,000	181,000	182,000
Prime Reserve	118,000	120,000	115,000
TRP Reserve Investment	118,000	138,000	149,000
Retirement 2005	(c)	(c)	(c)
Retirement 2005 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2005 Fund–R Class	(c)	(c)	(c)
Retirement 2010	(c)	(c)	(c)
Retirement 2010 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2010 Fund–R Class	(c)	(c)	(c)
Retirement 2015	(c)	(c)	(c)
Retirement 2015 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2015 Fund–R Class	(c)	(c)	(c)
Retirement 2020	(c)	(c)	(c)
Retirement 2020 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2020 Fund–R Class	(c)	(c)	(c)
Retirement 2025	(c)	(c)	(c)
Retirement 2025 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2025 Fund–R Class	(c)	(c)	(c)
Retirement 2030	(c)	(c)	(c)
Retirement 2030 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2030 Fund–R Class	(c)	(c)	(c)
Retirement 2035	(c)	(c)	(c)
Retirement 2035 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2035 Fund–R Class	(c)	(c)	(c)
Retirement 2040	(c)	(c)	(c)
Retirement 2040 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2040 Fund–R Class	(c)	(c)	(c)
Retirement 2045	(c)	(c)	(c)
Retirement 2045 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2045 Fund–R Class	(c)	(c)	(c)
Retirement 2050	(c)	(c)	(c)
Retirement 2050 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2050 Fund–R Class	(c)	(c)	(c)
Retirement 2055	(c)	(c)	(c)
Retirement 2055 Fund–Advisor Class	(c)	(c)	(c)
Retirement 2055 Fund–R Class	(c)	(c)	(c)
Retirement 2060	(a)	(a)	(a)
Retirement 2060 Fund–Advisor Class	(a)	(a)	(a)
Retirement 2060 Fund–R Class	(a)	(a)	(a)
Retirement Income	(c)	(c)	(c)
Short-Term Bond	146,000	155,000	148,000

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Short-Term Bond Fund–Advisor Class	17,000	10,000	15,000
Short-Term Government Reserve	(a)	(a)	(a)
Short-Term Reserve	(a)	(a)	(a)
Strategic Income	194,000	198,000	196,000
Strategic Income Fund–Advisor Class	(b)	(b)	(b)
Target Retirement 2005	(a)	(a)	(a)
Target Retirement 2005 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2010	(a)	(a)	(a)
Target Retirement 2010 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2015	(a)	(a)	(a)
Target Retirement 2015 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2020	(a)	(a)	(a)
Target Retirement 2020 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2025	(a)	(a)	(a)
Target Retirement 2025 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2030	(a)	(a)	(a)
Target Retirement 2030 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2035	(a)	(a)	(a)
Target Retirement 2035 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2040	(a)	(a)	(a)
Target Retirement 2040 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2045	(a)	(a)	(a)
Target Retirement 2045 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2050	(a)	(a)	(a)
Target Retirement 2050 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2055	(a)	(a)	(a)
Target Retirement 2055 Fund–Advisor Class	(a)	(a)	(a)
Target Retirement 2060	(a)	(a)	(a)
Target Retirement 2060 Fund–Advisor Class	(a)	(a)	(a)
U.S. Treasury Intermediate	93,000	92,000	86,000
U.S. Treasury Long-Term	93,000	92,000	86,000
U.S. Treasury Money	93,000	92,000	86,000
Ultra Short-Term Bond	57,000	(a)	(a)

(a) Prior to commencement of operations.

(b) Less than $1,000.

(c) Paid by underlying Price Funds pursuant to the Special Servicing Agreement.

Fund	Fiscal Year Ended
	10/31/13	10/31/12	10/31/11
Africa & Middle East	$175,000	$177,000	$184,000
Asia Opportunities	(a)	(a)	(a)
Asia Opportunities Fund–Advisor Class	(a)	(a)	(a)
Emerging Europe	116,000	120,000	118,000
Emerging Markets Stock	175,000	177,000	184,000
European Stock	116,000	120,000	118,000
Global Allocation	82,000	(a)	(a)
Global Allocation Fund–Advisor Class	(b)	(a)	(a)
Global Growth Stock	135,000	138,000	132,000
Global Growth Stock Fund–Advisor Class	1,000	1,000	1,000
Global Stock	136,000	139,000	132,000
Global Stock Fund–Advisor Class	(b)	(b)	1,000
Institutional Africa & Middle East	175,000	177,000	184,000
Institutional Concentrated International Equity	116,000	120,000	118,000
Institutional Emerging Markets Equity	141,000	146,000	149,000
Institutional Frontier Markets Equity	(a)	(a)	(a)
Institutional Global Focused Growth Equity	116,000	120,000	118,000
Institutional Global Growth Equity	116,000	120,000	118,000
Institutional Global Value Equity	137,000	32,000	(a)
Institutional International Core Equity	116,000	120,000	124,000
Institutional International Growth Equity	116,000	120,000	118,000
International Concentrated Equity	(a)	(a)	(a)
International Concentrated Equity–Advisor Class	(a)	(a)	(a)
International Discovery	141,000	146,000	149,000
International Equity Index	175,000	177,000	184,000
International Growth & Income	151,000	152,000	139,000
International Growth & Income Fund–Advisor Class	4,000	5,000	8,000
International Growth & Income Fund–R Class	1,000	1,000	1,000
International Stock	152,000	154,000	146,000
International Stock Fund–Advisor Class	4,000	5,000	2,000
International Stock Fund–R Class	(b)	(b)	(b)
Japan	91,000	94,000	88,000
Latin America	116,000	120,000	118,000
New Asia	141,000	146,000	149,000
Overseas Stock	141,000	146,000	149,000
Summit Cash Reserves	116,000	120,000	118,000
Summit Municipal Income	111,000	99,000	88,000
Summit Municipal Income Fund–Advisor Class	(b)	(b)	(a)

Fund	Fiscal Year Ended
	10/31/13	10/31/12	10/31/11
Summit Municipal Intermediate	111,000	99,000	88,000
Summit Municipal Intermediate Fund–Advisor Class	(b)	(b)	(a)
Summit Municipal Money Market	116,000	120,000	118,000
U.S. Bond Enhanced Index	116,000	120,000	118,000

(a) Prior to commencement of operations.

(b) Less than $1,000.

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Balanced	$175,000	$175,000	$185,000
Blue Chip Growth	115,000	122,000	113,000
Blue Chip Growth Fund–Advisor Class	13,000	12,000	8,000
Blue Chip Growth Fund–R Class	2,000	2,000	1,000
Capital Appreciation	188,000	190,000	196,000
Capital Appreciation Fund–Advisor Class	7,000	5,000	5,000
Capital Opportunity	151,000	157,000	148,000
Capital Opportunity Fund–Advisor Class	2,000	2,000	4,000
Capital Opportunity Fund–R Class	2,000	1,000	(a)
Diversified Mid-Cap Growth	90,000	95,000	90,000
Diversified Small-Cap Growth	90,000	95,000	90,000
Dividend Growth	103,000	109,000	102,000
Dividend Growth Fund–Advisor Class	7,000	6,000	4,000
Emerging Markets Bond	175,000	175,000	185,000
Emerging Markets Corporate Bond	194,000	116,000	(b)
Emerging Markets Corporate Bond Fund–Advisor Class	1,000	2,000	(b)
Emerging Markets Corporate Multi-Sector Account Portfolio	(b)	(b)	(b)
Emerging Markets Local Currency Bond	193,000	194,000	119,000
Emerging Markets Local Currency Bond Fund–Advisor Class	2,000	1,000	1,000
Emerging Markets Local Multi-Sector Account Portfolio	(b)	(b)	(b)
Equity Income	117,000	121,000	110,000
Equity Income Fund–Advisor Class	11,000	12,000	11,000
Equity Income Fund Fund–R Class	1,000	2,000	1,000
Equity Index 500	140,000	145,000	150,000
Extended Equity Market Index	140,000	145,000	150,000
Financial Services	90,000	95,000	90,000
Global Industrials	26,000	(b)	(b)
Global Real Estate	183,000	187,000	197,000

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Global Real Estate Fund–Advisor Class	12,000	8,000	4,000
Global Technology	115,000	120,000	120,000
Growth & Income	90,000	95,000	90,000
Growth Stock	139,000	144,000	136,000
Growth Stock Fund–Advisor Class	12,000	12,000	12,000
Growth Stock Fund–R Class	4,000	4,000	4,000
Health Sciences	175,000	175,000	185,000
Institutional Emerging Markets Bond	140,000	145,000	185,000
Institutional International Bond	140,000	145,000	185,000
Institutional Large-Cap Core Growth	90,000	95,000	90,000
Institutional Large-Cap Growth	90,000	95,000	90,000
Institutional Large-Cap Value	90,000	95,000	90,000
Institutional Mid-Cap Equity Growth	90,000	95,000	90,000
Institutional Small-Cap Stock	90,000	95,000	90,000
Institutional U.S. Structured Research	115,000	120,000	120,000
International Bond	155,000	154,000	181,000
International Bond Fund–Advisor Class	5,000	11,000	20,000
Media & Telecommunications	115,000	120,000	120,000
Mid-Cap Growth	122,000	126,000	113,000
Mid-Cap Growth Fund–Advisor Class	6,000	7,000	7,000
Mid-Cap Growth Fund–R Class	2,000	2,000	2,000
Mid-Cap Value	118,000	122,000	109,000
Mid-Cap Value Fund–Advisor Class	8,000	9,000	9,000
Mid-Cap Value Fund–R Class	4,000	4,000	4,000
New America Growth	94,000	99,000	98,000
New America Fund–Advisor Class	16,000	16,000	8,000
New Era	90,000	95,000	90,000
New Horizons	115,000	120,000	120,000
Real Assets	175,000	175,000	185,000
Real Estate	151,000	153,000	157,000
Real Estate Fund–Advisor Class	9,000	12,000	9,000
Science & Technology	118,000	121,000	118,000
Science & Technology Fund–Advisor Class	17,000	19,000	18,000
Small-Cap Stock	105,000	111,000	102,000
Small-Cap Stock Fund–Advisor Class	5,000	4,000	4,000
Small-Cap Value	137,000	142,000	142,000
Small-Cap Value Fund–Advisor Class	23,000	23,000	24,000
Spectrum Growth	(c)	(c)	(c)
Spectrum Income	(c)	(c)	(c)
Spectrum International	(c)	(c)	(c)
Total Equity Market Index	140,000	145,000	150,000

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
U.S. Large-Cap Core	109,000	114,000	105,000
U.S. Large-Cap Core–Advisor Class	1,000	1,000	1,000
Value	108,000	112,000	103,000
Value Fund–Advisor Class	2,000	3,000	3,000

(a) Less than $1,000.

(b) Prior to commencement of operations.

(c) Paid by underlying Price Funds pursuant to the Special Servicing Agreement.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under section 529 of the Code. Each plan has a number of portfolios that invest in underlying Price Funds including Blue Chip Growth, Emerging Markets Bond, Emerging Markets Stock, Equity Income, Equity Index 500, Extended Equity Market Index, Financial Services, Health Sciences, High Yield, Inflation Focused Bond, International Bond, International Equity Index, International Growth & Income, International Stock, Mid-Cap Growth, Mid-Cap Value, New Horizons, New Income, Overseas Stock, Real Assets, Science & Technology, Short-Term Bond, Small-Cap Stock, Spectrum Income, Summit Cash Reserves, Total Equity Market Index, U.S. Bond Enhanced Index, U.S. Treasury Money, and Value Funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying fund under “Related Party Transactions.”

THIRD PARTY ARRANGEMENTS

Administrative Fee Payments

The funds (other than the Inflation Focused Bond Fund, Institutional Funds (except for their F Class shares), Multi-Sector Account Portfolios, and TRP Reserve Funds) have adopted an administrative fee payment (“AFP”) program that authorizes the funds to make payments for services provided on behalf of the funds. Under the AFP program, payments by a fund (of up to 0.15% of its average daily net assets per year ) may be made to retirement plans, retirement plan recordkeepers, insurance companies, banks, and broker-dealers for transfer agency, recordkeeping, and other administrative services. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and utilizing telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below in calendar year 2013.

Fund	Payment
Africa & Middle East	$41,836
Asia Opportunities	(a)
Balanced	1,230,162
Blue Chip Growth	12,395,268
California Tax-Free Bond	95,661
California Tax-Free Money	897
Capital Appreciation	8,371,122

Fund	Payment
Capital Opportunity	499,950
Corporate Income	59,897
Credit Opportunities	(a)
Diversified Mid-Cap Growth	45,298
Diversified Small-Cap Growth	188,300
Dividend Growth	2,825,548
Emerging Europe	89,727
Emerging Markets Bond	644,960
Emerging Markets Corporate Bond	38,659
Emerging Markets Corporate Multi-Sector Account Portfolio	(b)
Emerging Markets Local Currency Bond	4,639
Emerging Markets Local Multi-Sector Account Portfolio	(b)
Emerging Markets Stock	2,032,515
Equity Income	14,793,893
Equity Index 500	573,795
European Stock	226,511
Extended Equity Market Index	149,215
Financial Services	199,523
Floating Rate	66,995
Floating Rate Multi-Sector Account Portfolio	(b)
Georgia Tax-Free Bond	74,270
GNMA	155,804
TRP Government Reserve Investment	(b)
Global Allocation	126
Global Growth Stock	5,397
Global Industrials	28
Global Real Estate	89,288
Global Stock	208,815
Global Technology	470,749
Growth & Income	134,818
Growth Stock	13,506,834
Health Sciences	3,758,693
High Yield	2,665,640
High Yield Multi-Sector Account Portfolio	(b)
Inflation Focused Bond	(b)
Inflation Protected Bond	124,581
Institutional Africa & Middle East	(b)
Institutional Concentrated International Equity	(b)
Institutional Core Plus	(b)
Institutional Core Plus Fund–F Class	3,480
Institutional Credit Opportunities	(a)

Fund	Payment
Institutional Emerging Markets Bond	(b)
Institutional Emerging Markets Equity	(b)
Institutional Floating Rate	(b)
Institutional Floating Rate Fund–F Class	990,009
Institutional Frontier Markets Equity	(a)
Institutional Global Focused Growth Equity	(b)
Institutional Global Growth Equity	(b)
Institutional Global Multi-Sector Bond	(b)
Institutional Global Value Equity	(b)
Institutional High Yield	(b)
Institutional International Bond	(b)
Institutional International Core Equity	(b)
Institutional International Growth Equity	(b)
Institutional Large-Cap Core Growth	(b)
Institutional Large-Cap Growth	(b)
Institutional Large-Cap Value	(b)
Institutional Long Duration Credit	(b)
Institutional Mid-Cap Equity Growth	(b)
Institutional Small-Cap Stock	(b)
Institutional U.S. Structured Research	(b)
Intermediate Tax-Free High Yield	(a)
International Bond	2,252,702
International Concentrated Equity	(a)
International Discovery	2,136,933
International Equity Index	131,170
International Growth & Income	218,354
International Stock	2,270,092
Investment-Grade Corporate Multi-Sector Account Portfolio	(b)
Japan	50,734
Latin America	450,420
Maryland Short-Term Tax-Free Bond	46,330
Maryland Tax-Free Bond	446,329
Maryland Tax-Free Money	1,616
Media & Telecommunications	750,600
Mid-Cap Growth	10,928,844
Mid-Cap Value	4,182,835
Mortgage-Backed Securities Multi-Sector Account Portfolio	(b)
New America Growth	3,154,046
New Asia	2,321,012
New Era	1,416,482
New Horizons	6,939,587

Fund	Payment
New Income	3,492,549
New Jersey Tax-Free Bond	77,392
New York Tax-Free Bond	76,518
New York Tax-Free Money	665
Overseas Stock	582,901
Personal Strategy Balanced	1,028,600
Personal Strategy Growth	691,925
Personal Strategy Income	437,131
Prime Reserve	73,310
Real Assets	4,912
Real Estate	2,847,396
TRP Reserve Investment	(b)
Retirement 2005	(c)
Retirement 2010	(c)
Retirement 2015	(c)
Retirement 2020	(c)
Retirement 2025	(c)
Retirement 2030	(c)
Retirement 2035	(c)
Retirement 2040	(c)
Retirement 2045	(c)
Retirement 2050	(c)
Retirement 2055	(c)
Retirement 2060	(a)
Retirement Income	(c)
Science & Technology	399,451
Short-Term Bond	3,051,755
Short-Term Government Reserve	(a)
Short-Term Reserve	(b)
Small-Cap Stock	6,156,924
Small-Cap Value	3,271,708
Spectrum Growth	(c)
Spectrum Income	(c)
Spectrum International	(c)
Strategic Income	37,556
Summit Cash Reserves	47,696
Summit Municipal Income	692,470
Summit Municipal Intermediate	2,276,994
Summit Municipal Money Market	616
Target Retirement 2005	(c)
Target Retirement 2010	(c)
Target Retirement 2015	(c)

Fund	Payment
Target Retirement 2020	(c)
Target Retirement 2025	(c)
Target Retirement 2030	(c)
Target Retirement 2035	(c)
Target Retirement 2040	(c)
Target Retirement 2045	(c)
Target Retirement 2050	(c)
Target Retirement 2055	(c)
Target Retirement 2060	(a)
Tax-Efficient Equity	10,453
Tax-Exempt Money	268,207
Tax-Free High Yield	751,171
Tax-Free Income	370,881
Tax-Free Short-Intermediate	1,257,977
Tax-Free Ultra Short-Term Bond	(a)
Total Equity Market Index	113,916
U.S. Bond Enhanced Index	208,365
U.S. Large-Cap Core	3,220
U.S. Treasury Intermediate	111,720
U.S. Treasury Long-Term	56,345
U.S. Treasury Money	359,090
Ultra Short-Term Bond	40,581
Value	2,124,577
Virginia Tax-Free Bond	297,784

(a) Prior to commencement of operations.

(b) Not eligible to participate in AFP program.

(c) Paid by underlying Price Funds pursuant to the Special Servicing Agreement.

Each Advisor and R Class has adopted an AFP program under which various third parties, including third parties receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping, transfer agency, and administrative services to the classes and/or shareholders thereof. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and utilizing telephone services in connection with the above. Under this AFP program, the funds paid the amounts set forth below in calendar year 2013.

Fund	Payment
Asia Opportunities Fund–Advisor Class	(a)
Blue Chip Growth Fund–Advisor Class	$2,697,174
Blue Chip Growth Fund–R Class	402,604
Capital Appreciation Fund–Advisor Class	954,756
Capital Opportunity Fund–Advisor Class	9,059
Capital Opportunity Fund–R Class	9,642
Credit Opportunities Fund–Advisor Class	(a)

Fund	Payment
Dividend Growth Fund–Advisor Class	316,247
Emerging Markets Corporate Bond Fund–Advisor Class	163
Emerging Markets Local Currency Bond Fund–Advisor Class	679
Equity Income Fund–Advisor Class	3,454,570
Equity Income Fund–R Class	472,440
Floating Rate Fund–Advisor Class	12,656
Global Allocation Fund–Advisor Class	197
Global Growth Stock Fund–Advisor Class	301
Global Real Estate Fund–Advisor Class	18,448
Global Stock Fund–Advisor Class	1,691
Growth Stock Fund–Advisor Class	4,074,486
Growth Stock Fund–R Class	1,262,971
High Yield Fund–Advisor Class	1,599,139
Intermediate Tax-Free High Yield–Advisor Class	(a)
International Bond Fund–Advisor Class	215,474
International Concentrated Equity–Advisor Class	(a)
International Growth & Income Fund–Advisor Class	230,641
International Growth & Income Fund–R Class	72,642
International Stock Fund–Advisor Class	348,250
International Stock Fund–R Class	8,726
Mid-Cap Growth Fund–Advisor Class	1,502,169
Mid-Cap Growth Fund–R Class	410,465
Mid-Cap Value Fund–Advisor Class	914,473
Mid-Cap Value Fund–R Class	469,693
New America Growth Fund–Advisor Class	882,039
New Income Fund–Advisor Class	42,732
New Income Fund–R Class	10,054
Real Estate Fund–Advisor Class	322,962
Retirement 2005 Fund–Advisor Class	(b)
Retirement 2005 Fund–R Class	(b)
Retirement 2010 Fund–Advisor Class	(b)
Retirement 2010 Fund–R Class	(b)
Retirement 2015 Fund–Advisor Class	(b)
Retirement 2015 Fund–R Class	(b)
Retirement 2020 Fund–Advisor Class	(b)
Retirement 2020 Fund–R Class	(b)
Retirement 2025 Fund–Advisor Class	(b)
Retirement 2025 Fund–R Class	(b)
Retirement 2030 Fund–Advisor Class	(b)
Retirement 2030 Fund–R Class	(b)

Fund	Payment
Retirement 2035 Fund–Advisor Class	(b)
Retirement 2035 Fund–R Class	(b)
Retirement 2040 Fund–Advisor Class	(b)
Retirement 2040 Fund–R Class	(b)
Retirement 2045 Fund–Advisor Class	(b)
Retirement 2045 Fund–R Class	(b)
Retirement 2050 Fund–Advisor Class	(b)
Retirement 2050 Fund–R Class	(b)
Retirement 2055 Fund–Advisor Class	(b)
Retirement 2055 Fund–R Class	(b)
Retirement 2060 Fund–Advisor Class	(a)
Retirement 2060 Fund–R Class	(a)
Retirement Income Fund–Advisor Class	(b)
Retirement Income Fund–R Class	(b)
Science & Technology Fund–Advisor Class	547,074
Short-Term Bond Fund–Advisor Class	381,062
Small-Cap Stock Fund–Advisor Class	623,989
Small-Cap Value Fund–Advisor Class	1,893,522
Strategic Income Fund–Advisor Class	2,194
Summit Municipal Income Fund–Advisor Class	419
Summit Municipal Intermediate Fund–Advisor Class	1,404
Target Retirement 2005 Fund–Advisor Class	(b)
Target Retirement 2010 Fund–Advisor Class	(b)
Target Retirement 2015 Fund–Advisor Class	(b)
Target Retirement 2020 Fund–Advisor Class	(b)
Target Retirement 2025 Fund–Advisor Class	(b)
Target Retirement 2030 Fund–Advisor Class	(b)
Target Retirement 2035 Fund–Advisor Class	(b)
Target Retirement 2040 Fund–Advisor Class	(b)
Target Retirement 2045 Fund–Advisor Class	(b)
Target Retirement 2050 Fund–Advisor Class	(b)
Target Retirement 2055 Fund–Advisor Class	(b)
Target Retirement 2060 Fund–Advisor Class	(a)

Fund	Payment
Tax-Free High Yield Fund–Advisor Class	4,874
Tax-Free Income Fund–Advisor Class	1,640,722
Tax-Free Short-Intermediate Fund–Advisor Class	6,050
U.S. Large-Cap Core Fund–Advisor Class	378
Value Fund–Advisor Class	428,057

(a) Prior to commencement of operations.

(b) Paid by underlying Price Funds pursuant to the Special Servicing Agreement.

Additional Payments to Financial Intermediaries and Other Third Parties (All funds)

In addition to the AFP payments made by certain funds and the 12b-1 payments made by the Advisor and R Class, T. Rowe Price and its affiliates may provide expense reimbursements and meeting and marketing support payments (out of their own resources and not as an expense of the funds) to financial intermediaries, such as brokers-dealers, registered investment advisers, banks, insurance companies, and retirement plan recordkeepers, in connection with the sale, distribution, marketing, and/or servicing of the Price Funds.

Such expense reimbursements and meeting support payments may include sponsoring (or co-sponsoring) or providing financial support for industry conferences, client seminars, due diligence meetings, sales presentations, and other third-party sponsored events. The primary focus of these events typically is training and education. These payments will generally vary depending upon the nature of the event and may include financial assistance to intermediaries that enable T. Rowe Price or one of its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees. Payments could also represent certain entertainment expenses, such as occasional meal expenses or tickets to sporting events that are not preconditioned on achievement of sales targets. Marketing support payments may be made for a variety of purposes, including but not limited to: advertising and marketing opportunities; building brand awareness and educating intermediaries, clients, and prospects about the Price Funds; placement on an intermediary’s list of offered funds or preferred fund list; gaining access to senior management, sales representatives, or wholesalers of an intermediary; receiving detailed reporting packages (such as periodic sales reporting, sales production results, and data on how T. Rowe Price products, including the Price Funds, are used); and inclusion as a recommended individual retirement account provider on the platform of rollover service providers. Payments may also be made to third parties that help facilitate rollovers from employer-sponsored retirement plans to individual retirement accounts.

Reimbursements of retirement plan expenses may be made by T. Rowe Price or its affiliated retirement plan recordkeeper, RPS, in circumstances where the Price Funds are offered as investment options in such plans. These expense reimbursements are provided directly to the retirement plans and are intended to be used by plan sponsors to offset recordkeeping fees that RPS receives for providing sub-transfer agent and administrative services to the Price Funds.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price and its affiliates may influence intermediaries, plan sponsors and other third parties to offer or recommend Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). However, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the Price Funds or the amount that a Price Fund receives to invest on behalf of an investor.

DISTRIBUTOR FOR THE FUNDS

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Investment Services is located at the same address as the funds and T. Rowe Price–100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement (“Underwriting Agreement”), which provides that the funds (other than the Single-Fee Funds) will pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the Single-Fee Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services’ federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services’ expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor and R Class shares, no sales charges are paid by investors or the funds and no compensation is paid to Investment Services.

Advisor and R Class

Distribution and Shareholder Services Plan

The funds’ directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor and R Class (the “Class”). Each plan provides that the Class may compensate Investment Services or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under each plan will be made (either directly, or indirectly through Investment Services) to intermediaries other than Investment Services such as broker-dealers, banks, insurance companies, and retirement plan recordkeepers. Under each plan, the Advisor Class pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets and the R Class pays a fee at the annual rate of up to 0.50% of that class’s average net daily assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary; however, a lesser amount may be paid. In addition, the fee may be split among intermediaries based on the level of services provided by each. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class’ shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds’ independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will still normally be made for funds that are closed to new investors. Such payments are made for the various services provided to existing investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/28/14
Intermediate Tax-Free High Yield Fund–Advisor Class	(a)
Tax-Free High Yield Fund–Advisor Class	$11,000
Tax-Free Income Fund–Advisor Class	2,558,000
Tax-Free Short-Intermediate Fund–Advisor Class	13,000

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended 5/31/13
Credit Opportunities–Advisor Class	(a)
Floating Rate Fund–Advisor Class	$8,000
High Yield Fund–Advisor Class	3,418,000
New Income Fund–Advisor Class	139,000
New Income Fund–R Class	44,000
Retirement 2005 Fund–Advisor Class	121,000
Retirement 2005 Fund–R Class	366,000
Retirement 2010 Fund–Advisor Class	1,886,000
Retirement 2010 Fund–R Class	2,335,000
Retirement 2015 Fund–Advisor Class	1,332,000
Retirement 2015 Fund–R Class	1,514,000
Retirement 2020 Fund–Advisor Class	5,717,000
Retirement 2020 Fund–R Class	7,578,000
Retirement 2025 Fund–Advisor Class	1,897,000
Retirement 2025 Fund–R Class	2,236,000
Retirement 2030 Fund–Advisor Class	5,039,000
Retirement 2030 Fund–R Class	7,208,000
Retirement 2035 Fund–Advisor Class	1,364,000
Retirement 2035 Fund–R Class	1,673,000
Retirement 2040 Fund–Advisor Class	3,670,000
Retirement 2040 Fund–R Class	4,924,000

Fund	Fiscal Year Ended 5/31/13
Retirement 2045 Fund–Advisor Class	740,000
Retirement 2045 Fund–R Class	947,000
Retirement 2050 Fund–Advisor Class	914,000
Retirement 2050 Fund–R Class	1,431,000
Retirement 2055 Fund–Advisor Class	110,000
Retirement 2055 Fund–R Class	159,000
Retirement 2060 Fund–Advisor Class	(a)
Retirement 2060 Fund–R Class	(a)
Retirement Income Fund–Advisor Class	794,000
Retirement Income Fund–R Class	1,438,000
Short-Term Bond Fund–Advisor Class	1,777,000
Strategic Income Fund–Advisor Class	4,000
Target Retirement 2005 Fund–Advisor Class	(a)
Target Retirement 2010 Fund–Advisor Class	(a)
Target Retirement 2015 Fund–Advisor Class	(a)
Target Retirement 2020 Fund–Advisor Class	(a)
Target Retirement 2025 Fund–Advisor Class	(a)
Target Retirement 2030 Fund–Advisor Class	(a)
Target Retirement 2035 Fund–Advisor Class	(a)
Target Retirement 2040 Fund–Advisor Class	(a)
Target Retirement 2045 Fund–Advisor Class	(a)
Target Retirement 2050 Fund–Advisor Class	(a)
Target Retirement 2055 Fund–Advisor Class	(a)
Target Retirement 2060 Fund–Advisor Class	(a)

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended 10/31/13
Asia Opportunities Fund–Advisor Class	(a)
Global Allocation Fund–Advisor Class	$1,000
Global Growth Stock Fund–Advisor Class	2,000
Global Stock Fund–Advisor Class	3,000
International Concentrated Equity Fund–Advisor Class	(a)
International Growth & Income Fund–Advisor Class	389,000
International Growth & Income Fund–R Class	235,000
International Stock Fund–Advisor Class	589,000
International Stock Fund–R Class	27,000
Summit Municipal Income Fund–Advisor Class	1,000
Summit Municipal Intermediate Fund–Advisor Class	2,000

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended 12/31/13
Blue Chip Growth Fund–Advisor Class	$4,535,000
Blue Chip Growth Fund–R Class	1,353,000
Capital Appreciation Fund–Advisor Class	1,596,000
Capital Opportunity Fund–Advisor Class	15,000
Capital Opportunity Fund–R Class	34,000
Dividend Growth Fund–Advisor Class	536,000
Emerging Markets Corporate Bond Fund–Advisor Class	1,000
Emerging Markets Local Currency Bond Fund–Advisor Class	2,000
Equity Income Fund–Advisor Class	5,972,000
Equity Income Fund–R Class	1,574,000
Global Real Estate Fund–Advisor Class	30,000
Growth Stock Fund–Advisor Class	6,943,000
Growth Stock Fund–R Class	4,208,000
International Bond Fund–Advisor Class	396,000
Mid-Cap Growth Fund–Advisor Class	2,577,000
Mid-Cap Growth Fund–R Class	1,367,000
Mid-Cap Value Fund–Advisor Class	1,576,000
Mid-Cap Value Fund–R Class	1,565,000
New America Growth Fund–Advisor Class	1,489,000
Real Estate Fund–Advisor Class	539,000
Science & Technology Fund–Advisor Class	913,000
Small-Cap Stock Fund–Advisor Class	1,068,000
Small-Cap Value Fund–Advisor Class	3,228,000
U.S. Large-Cap Core Fund–Advisor Class	2,000
Value Fund–Advisor Class	738,000
PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the international Price Funds are generally made by T. Rowe Price International, Price Hong Kong, or Price Singapore. Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all other Price Funds are generally made by T. Rowe Price. T. Rowe Price, T. Rowe Price International, Price Hong Kong and Price Singapore are responsible for implementing these decisions for the Price Funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Price Singapore delegates actual trade execution to the trading desks of T. Rowe Price, T. Rowe Price International, or Price Hong Kong, and may use these affiliated investment advisers for certain other trading-related services.

How Broker-Dealers Are Selected

With respect to equity and debt securities, T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Singapore may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and/or research services; designate any such broker-dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Singapore may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

Debt Securities

In purchasing and selling debt securities, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore ordinarily place transactions with the issuer or a primary market-maker acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually includes undisclosed compensation to the market-maker. Debt securities may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers serving as primary market-makers reflect the spread between the bid and ask prices.

Equity Securities

In purchasing and selling equity securities, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore seek to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price, T. Rowe Price International, and Price Hong Kong than might be paid to other broker-dealers in accordance with Section 28(e) under the 1934 Act.

In selecting broker-dealers to execute the Price Funds’ portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price, T. Rowe Price International, or Price Hong Kong to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or more efficient execution.

As a general practice, transactions involving U.S. equity securities are executed in the primary market with market-makers, or through electronic, “low touch” trading venues. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or electronic venue it believes to be actively and effectively trading the security being purchased or sold. In an effort to obtain best execution, orders for foreign equity securities may be placed through T. Rowe Price International’s or Price Hong Kong’s trading desk.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the U.S. However, an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, although a small number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter (“OTC”) or listed, and that listed securities may be purchased in the OTC market if such market is deemed the primary market. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore seek to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of mutual funds and other institutional clients. In evaluating the reasonableness of commission rates,

T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates paid by other institutional investors based on available public information.

Commissions Paid to Broker-Dealers for Research

Broker-dealers provide a wide range of research services to T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore.

T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore seek best execution on all trades consistent with fiduciary and regulatory requirements. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore have adopted a brokerage allocation policy embodying the concepts of Section 28(e) under the 1934 Act. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that also provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore in connection with brokerage relationships, including fixed income offerings.

Certain full service broker-dealers (broker-dealers who provide brokerage and execution services) also furnish “bundled” proprietary research services to T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore. “Bundled” research involves an arrangement whereby the underlying commission is informally comprised of both trade execution and other services, most frequently investment research that is intended to assist T. Rowe Price, T. Rowe Price International, Price Hong Kong, and/or Price Singapore with their internal research processes. Such services are typically not offered on a stand-alone basis by broker-dealers. Proprietary research may include research from an affiliate of the broker-dealer and services that provide access to unaffiliated industry experts. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may use full service brokers either directly or through very limited use of “step-outs” or similar transactions with other brokers. Step-out trades, however, are not used to obtain research.

In addition, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may use equity brokerage commissions to acquire third party research from independent research providers and broker-dealers through commission-sharing arrangements (“CSAs”). While Price Singapore does not currently participate in the CSA program, T. Rowe Price, T. Rowe Price International, and Price Hong Kong maintain CSAs with broker-dealers used for a percentage of “low touch” commission business. We generally effect low touch trading through broker-dealers’ electronic venues. We confine the use of CSA credits to obtain only research designed to assist in the investment decision-making process. Our current practice is to not acquire market data services, index data, software and other items with commission dollars, although some of those items are permitted under the SEC’s guidance. Not all clients participate in the CSA program, but the research received through this program is intended to assist T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore with its investment decision making responsibilities regarding its clients overall.

Proprietary and independent third-party research is an important component of T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore’s investment approach. However, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore rely primarily upon their own research efforts and subject any outside research services to internal analysis before incorporating such outside research into the investment process. As a practical matter, it would not be possible for T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore to generate all the information and varied opinions provided by broker-dealers. To the extent that broker-dealers provide research services of value, T. Rowe

Price, T. Rowe Price International, Price Hong Kong, and Price Singapore are relieved of expenses which they might otherwise bear.

Broker-dealers and independent research providers generally supply the following types of research to T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore: information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. The research incorporates both domestic and international perspectives. Research services are received primarily in the form of written reports, computer generated data, telephone contacts, and personal meetings with security analysts, corporate and industry executives, and other persons. In addition, research may include the provision of access to unaffiliated individuals with expertise in various industries, businesses, or other related areas. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may receive complimentary and customary fixed income research from various broker-dealers, including broker-dealers with whom fixed income transactions are carried out in accordance with T. Rowe Price’s, T. Rowe Price International’s, Price Hong Kong’s, and Price Singapore’s best execution obligations. Such research, however, is not contingent upon specific trades with the providing broker-dealer. Some research may be incorporated into firm-wide systems or communications, thereby allowing, in some instances, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore to access research obtained through commissions generated by an affiliated investment adviser.

At the present time, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore do not recapture commissions, underwriting discounts, or selling-group concessions in connection with debt securities acquired in underwritten offerings. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may, however, have the opportunity to designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Directed Brokerage

The Price Funds that invest in U.S. equity securities have adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the broker-dealers and credited to short-term security gain/loss. Although the Price Funds do not recapture commissions in connection with debt securities acquired in underwritten offerings, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may have the opportunity to designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Allocation of Brokerage Commissions

T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore have policies of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may choose to allocate brokerage among several broker-dealers that are able to meet the needs of the transaction.

As an ongoing process, T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore assess the contributions of the brokerage and research services provided by major broker-dealers and independent research providers in connection with equity transactions, and create a ranking of such broker-dealers. Portfolio managers, research analysts, and the trading department each evaluate the brokerage, execution, and research services they receive from broker-dealers and independent research providers and make judgments as to the quality of such services. In addition, smaller specialty broker-dealers and independent research providers are targeted to receive a suggested dollar amount of equity business based on an assessment of services they provide, subject to the fiduciary duties of T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore to seek best execution. Actual commissions received by any firm may not reflect such rankings or suggested targets because brokerage business is allocated on the basis of multiple factors considered in seeking best execution. Accordingly, commission business may be less than the ranking or suggested target, but may also often exceed such suggestions. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore do not exclude a broker-dealer from receiving business because the broker-dealer does not provide research services. Price Singapore uses low touch or execution-only brokers where deemed appropriate.

Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the Equity Brokerage and Trading Control Committee. The Fixed Income Brokerage and Trading Control Committee provides similar monitoring and oversight with regard to fixed income trading.

Trade Allocation Policies

T. Rowe Price, T. Rowe Price International, and Price Hong Kong have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to any private placement transactions, conditions imposed by the issuer or client may limit availability of allocations to client accounts.

Miscellaneous

The brokerage allocation policies for T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Singapore effect securities transactions may be used in servicing all accounts (including non-Price Funds) managed by T. Rowe Price, T. Rowe Price International, Price Hong Kong or Price Singapore. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Singapore in connection with the management of that fund. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

Since certain clients of T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore could have similar investment objectives and programs to those of a particular Price Fund, T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Singapore may make recommendations to other clients that result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore not to favor one client over another in making recommendations or in placing orders. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore frequently follow the practice of grouping orders of various clients for execution. Clients should be aware, however, that the grouping of their orders with other clients’ orders may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order will reflect the average price paid or received with respect to the total order.

T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore, as applicable, may also include orders on behalf of the Price Funds (including affiliated common trust funds), and the not-for-profit entities, T. Rowe Price Foundation, Inc. and the T. Rowe Price Program for Charitable Giving, Inc., in its aggregated orders from time to time.

T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore may give advice and take action for clients, including the Price Funds, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore are not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The Equity and Fixed Income Brokerage and Trading Control Committees are responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price, T. Rowe Price International, Price Hong Kong, and Price Singapore.

T. Rowe Price and its affiliated investment advisers have established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 18%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

The Price Funds’ bond investments are generally purchased and sold through principal transactions, meaning that a fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. As a result, there is no explicit brokerage commission paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices). Explicit brokerage commissions are paid, however, in connection with opening and closing out futures positions. In addition, the funds do not incur any brokerage commissions when buying and selling shares of other Price Funds or another open-end mutual fund that is not exchange-traded, although a fund will pay brokerage commissions if it purchases or sells shares of an exchange-traded fund.

The following tables show the approximate total amount of brokerage commissions paid by each fund for its prior three fiscal years. Since bond purchases do not normally involve the payment of explicit brokerage commissions, the tables generally reflect only the brokerage commissions paid on transactions involving equity securities and futures, if applicable.

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
California Tax-Free Bond	$660	$0	$86,000
California Tax-Free Money	0	0	1,000
Floating Rate Multi-Sector Account Portfolio	0	0	(a)
Georgia Tax-Free Bond	0	0	54,000
High Yield Multi-Sector Account Portfolio	0	0	(a)
Intermediate Tax-Free High Yield	(a)	(a)	(a)
Investment-Grade Corporate Multi-Sector Account Portfolio	138	0	(a)

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
Maryland Short-Term Tax-Free Bond	0	0	25,000
Maryland Tax-Free Bond	0	0	149,000
Maryland Tax-Free Money	0	0	0
Mortgage-Backed Securities Multi-Sector Account Portfolio	897	0	(a)
New Jersey Tax-Free Bond	330	0	56,000
New York Tax-Free Bond	660	0	155,000
New York Tax-Free Money	0	0	0
Tax-Efficient Equity	12,000	14,000	33,000
Tax-Exempt Money	0	0	1,000
Tax-Free High Yield	7,800	0	473,000
Tax-Free Income	2,475	0	405,000
Tax-Free Short-Intermediate	0	0	409,000
Tax-Free Ultra Short-Term Bond	(a)	(a)	(a)
Virginia Tax-Free Bond	0	0	85,000

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Corporate Income	$2,000	$556,000	$1,103,000
Credit Opportunities	(a)	(a)	(a)
Floating Rate	0	158,000	(a)
GNMA	30,000	108,000	71,000
TRP Government Reserve Investment	0	0	0
High Yield	359,000	21,312,000	37,777,000
Inflation Focused Bond	12,000	365,000	353,000
Inflation Protected Bond	5,000	9,000	9,000
Institutional Core Plus	4,000	43,000	63,000
Institutional Credit Opportunities	(a)	(a)	(a)
Institutional Floating Rate	0	6,361,000	8,475,000
Institutional Global Multi-Sector Bond	(a)	(a)	(a)
Institutional High Yield	80,000	5,657,000	6,153,000
Institutional Long Duration Credit	(a)	(a)	(a)
New Income	605,000	4,889,000	6,086,000
Personal Strategy Balanced	430,000	671,000	795,000
Personal Strategy Growth	386,000	525,000	639,000
Personal Strategy Income	195,000	314,000	363,000
Prime Reserve	0	0	0
TRP Reserve Investment	0	0	0
Retirement 2005	0	0	0

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Retirement 2010	0	0	0
Retirement 2015	0	0	0
Retirement 2020	0	0	0
Retirement 2025	0	0	0
Retirement 2030	0	0	0
Retirement 2035	0	0	0
Retirement 2040	0	0	0
Retirement 2045	0	0	0
Retirement 2050	0	0	0
Retirement 2055	0	0	0
Retirement 2060	(a)	(a)	(a)
Retirement Income	0	0	0
Short-Term Bond	43,000	2,330,000	2,454,000
Short-Term Government Reserve	(a)	(a)	(a)
Short-Term Reserve	(a)	(a)	(a)
Strategic Income	18,000	88,000	289,000
Target Retirement 2005	(a)	(a)	(a)
Target Retirement 2010	(a)	(a)	(a)
Target Retirement 2015	(a)	(a)	(a)
Target Retirement 2020	(a)	(a)	(a)
Target Retirement 2025	(a)	(a)	(a)
Target Retirement 2030	(a)	(a)	(a)
Target Retirement 2035	(a)	(a)	(a)
Target Retirement 2040	(a)	(a)	(a)
Target Retirement 2045	(a)	(a)	(a)
Target Retirement 2050	(a)	(a)	(a)
Target Retirement 2055	(a)	(a)	(a)
Target Retirement 2060	(a)	(a)	(a)
U.S. Treasury Intermediate	15,000	18,000	18,000
U.S. Treasury Long-Term	0	13,000	14,000
U.S. Treasury Money	0	0	0
Ultra Short-Term Bond	0	(a)	(a)

(a) Prior to commencement of operations.

	10/31/13	10/31/12	10/31/11
Africa & Middle East	$336,000	$372,000	$925,000
Asia Opportunities	(a)	(a)	(a)
Emerging Europe	289,000	265,000	904,000
Emerging Markets Stock	6,098,000	4,854,000	4,605,000
European Stock	1,098,000	773,000	980,000

	10/31/13	10/31/12	10/31/11
Global Allocation	15,000	(a)	(a)
Global Growth Stock	144,000	113,000	118,000
Global Stock	1,130,000	748,000	973,000
Institutional Africa & Middle East	329,000	376,000	739,000
Institutional Concentrated International Equity	11,000	12,000	9,000
Institutional Emerging Markets Equity	939,000	671,000	821,000
Institutional Frontier Markets Equity	(a)	(a)	(a)
Institutional Global Focused Growth Equity	381,000	223,000	246,000
Institutional Global Growth Equity	230,000	127,000	124,000
Institutional Global Value Equity	6,000	3,000	(a)
Institutional International Core Equity	21,000	19,000	18,000
Institutional International Growth Equity	98,000	79,000	106,000
International Concentrated Equity	(a)	(a)	(a)
International Discovery	3,453,000	2,413,000	4,108,000
International Equity Index	61,000	35,000	107,000
International Growth & Income	6,253,000	3,771,000	2,956,000
International Stock	11,056,000	8,685,000	10,042,000
Japan	420,000	222,000	306,000
Latin America	1,168,000	1,698,000	2,223,000
New Asia	7,222,000	5,137,000	12,677,000
Overseas Stock	1,888,000	1,521,000	1,666,000
Summit Cash Reserves	0	0	0
Summit Municipal Income	0	0	182,000
Summit Municipal Intermediate	0	0	199,000
Summit Municipal Money Market	0	0	0
U.S. Bond Enhanced Index	0	0	150,000

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Balanced	$826,000	$851,000	$1,265,000
Blue Chip Growth	5,392,000	3,187,000	4,984,000
Capital Appreciation	5,185,000	5,276,000	13,979,000
Capital Opportunity	175,000	189,000	173,000
Diversified Mid-Cap Growth	39,000	35,000	176,000
Diversified Small-Cap Growth	157,000	95,000	56,000
Dividend Growth	431,000	325,000	305,000
Emerging Markets Bond	0	0	1,000
Emerging Markets Corporate Bond	0	0	(a)
Emerging Markets Corporate Multi-Sector Account Portfolio	0	0	(a)

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Emerging Markets Local Currency Bond	0	0	0
Emerging Markets Local Multi-Sector Account Portfolio	0	0	(a)
Equity Income	3,846,000	4,734,000	5,232,000
Equity Index 500	378,000	366,000	720,000
Extended Equity Market Index	129,000	63,000	56,000
Financial Services	385,000	241,000	396,000
Global Industrials	4,000	(b)	(b)
Global Real Estate	96,000	38,000	433,000
Global Technology	1,239,000	2,083,000	1,526,000
Growth & Income	178,000	135,000	10,107,000
Growth Stock	8,492,000	8,772,000	8,104,000
Health Sciences	4,165,000	1,662,000	1,415,000
Institutional Emerging Markets Bond	0	0	(a)
Institutional International Bond	0	0	(a)
Institutional Large-Cap Core Growth	220,000	80,000	95,000
Institutional Large-Cap Growth	2,501,000	1,886,000	2,187,000
Institutional Large-Cap Value	187,000	271,000	230,000
Institutional Mid-Cap Equity Growth	1,485,000	1,476,000	1,654,000
Institutional Small-Cap Stock	516,000	386,000	554,000
Institutional U.S. Structured Research	217,000	273,000	352,000
International Bond	0	0	(a)
Media & Telecommunications	1,664,000	1,734,000	6,599,000
Mid-Cap Growth	8,476,000	8,998,000	13,732,000
Mid-Cap Value	5,764,000	7,436,000	8,340,000
New America Growth	3,027,000	1,541,000	1,792,000
New Era	4,061,000	3,253,000	3,700,000
New Horizons	6,553,000	4,863,000	16,444,000
Real Assets	3,243,000	1,905,000	2,135,000
Real Estate	280,000	605,000	1,061,000
Science & Technology	3,191,000	2,864,000	5,245,000
Small-Cap Stock	3,180,000	2,896,000	6,908,000
Small-Cap Value	1,006,000	741,000	1,312,000
Spectrum Growth	0	0	0
Spectrum Income	0	0	0
Spectrum International	0	0	0
Total Equity Market Index	56,000	29,000	37,000

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
U.S. Large-Cap Core	26,000	23,000	22,000
Value	8,765,000	9,665,000	6,089,000

(a) Less than $1,000.

(b) Prior to commencement of operations.

Fund Holdings in Securities of Brokers and Dealers

The following lists the funds’ holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

(Amounts in 000s)

California Tax-Free Bond Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$4,579

California Tax-Free Money Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
JP Morgan Chase	—	$2,000
Wells Fargo Securities	—	4,800

Floating Rate Multi-Sector Account Portfolio

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Morgan Stanley & Co. Inc.	—	$101

Investment-Grade Corporate Multi-Sector Account Portfolio

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$1,924
Barclays Capital	—	491
Goldman Sachs & Co.	—	1,695
JP Morgan Chase	—	1,468
Morgan Stanley & Co. Inc.	—	1,813

Maryland Tax-Free Money Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
JP Morgan Chase	—	$1,000
Wells Fargo Securities	—	5,285

New York Tax-Free Bond Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs & Co.	—	$2,191

New York Tax-Free Money Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Wells Fargo Securities	—	$4,985

Tax-Exempt Money Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
JPMorgan Chase	—	$56,720
Wells Fargo Securities	—	46,005

Tax-Free High Yield Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$43,074
Citigroup Global Markets, Inc.	—	12,582
Goldman Sachs & Co.	—	38,540

Tax-Free Income Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$8,454
Goldman Sachs & Co.	—	25,962

Tax-Free Short-Intermediate Fund

	Fiscal Year Ended 2/28/14
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$13,848
Goldman Sachs & Co.	—	18,445

Corporate Income Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$17,627
Citigroup Global Markets, Inc.	—	9,070
Goldman Sachs & Co.	—	13,142
JPMorgan Chase	—	15,891
Morgan Stanley & Co. Inc.	—	16,497
Wells Fargo Securities	—	2,829

Floating Rate Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$243
Goldman Sachs & Co.	—	301
Greenwich Capital Markets	—	643
JPMorgan Chase	—	278

GNMA Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Morgan Stanley & Co. Inc.	$28	—

TRP Government Reserve Investment Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$14,000
Barclays Capital	—	36,000
BNP Paribas	—	69,000
Citigroup Global Markets, Inc.	—	173,000
CS First Boston Corp.	—	63,563
Deutsche Bank Securities	—	19,000
Goldman Sachs & Co.	—	19,000
Greenwich Capital Markets	—	69,000
HSBC Securities Inc.	—	124,000

High Yield Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$7,421
Citigroup Global Markets, Inc.	—	10,115
JPMorgan Chase	—	6,460
Wells Fargo Securities	—	6,647

Inflation Focused Bond Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$44,214
Citigroup Global Markets, Inc.	—	16,013
Goldman Sachs & Co.	—	27,357
Greenwich Capital Markets	—	1,290
HSBC Securities Inc.	—	17,649
JPMorgan Chase	—	26,222
Morgan Stanley & Co. Inc.	—	38,562
UBS Securities, Inc.	—	13,727
Wells Fargo Securities	—	742

Inflation Protected Bond Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$1,019
Barclays Capital	—	1,364
Citigroup Global Markets, Inc.	—	1,219
JPMorgan Chase	—	1,032
Morgan Stanley & Co. Inc.	—	1,303
Wells Fargo Securities	—	1,311

Institutional Core Plus Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$2,467
Citigroup Global Markets, Inc.	—	493
CS First Boston Corp.	—	217
Deutsche Bank Securities	—	166
Goldman Sachs & Co.	—	1,895
JPMorgan Chase	—	3,635
Morgan Stanley & Co. Inc.	—	2,760
Wells Fargo Securities	—	478

Institutional Floating Rate Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$5,706
Goldman Sachs & Co.	—	5,728
JPMorgan Chase	—	3,540
Morgan Stanley & Co. Inc.	—	9,551

Institutional High Yield Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$2,110
Citigroup Global Markets, Inc.	—	2,876
JPMorgan Chase	—	5,635
Wells Fargo Securities	—	1,890

New Income Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$312,164
Citigroup Global Markets, Inc.	—	36,558
CS First Boston Corp.	—	21,922
Goldman Sachs & Co.	—	185,491
Greenwich Capital Markets	—	11,152
JPMorgan Chase	—	405,742
Morgan Stanley & Co. Inc.	—	378,898
Wells Fargo Securities	—	12,314

Personal Strategy Balanced Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$4,935	$7,450
Barclays Capital	3,897	—
Citibank	6,156	—
CS First Boston Corp.	2,044	—
Deutsche Bank Securities	1,434	—
Goldman Sachs & Co.	1,134	3,190
JPMorgan Chase	17,965	8,443
Morgan Stanley & Co. Inc.	7,198	4,242
Paribas	1,724	—
UBS Financial Services	—	2,120

Personal Strategy Growth Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$4,500	$2,958
Barclays Capital	3,553	—
Citigroup	5,558	—
CS First Boston Corp.	1,848	—
Deutsche Bank Securities	1,360	—
Goldman Sachs & Co.	1,021	992
JPMorgan Chase	16,322	2,686
Morgan Stanley & Co. Inc.	6,563	1,298
Paribas	1,571	—
UBS Financial Services	—	961

Personal Strategy Income Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$2,162	$6,024
Barclays Capital	1,733	—
Citigroup	2,740	—
CS First Boston Corp.	940	—
Deutsche Bank Securities	644	—
Goldman Sachs & Co.	502	2,103
JPMorgan Chase	7,856	7,355
Morgan Stanley & Co. Inc.	3,162	3,050
Paribas	701	—
UBS Financial Services	—	1,379

Prime Reserve Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Greenwich Capital Markets	—	$51,000
JPMorgan Chase	—	90,755

TRP Reserve Investment Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$133,000
Barclays Capital	—	378,000
BNP Paribas	—	252,000
Citigroup Global Markets, Inc.	—	114,000
CS First Boston Corp.	—	229,933
Deutsche Bank Securities	—	711,000
Goldman Sachs & Co.	—	385,000
Greenwich Capital Markets	—	252,000
HSBC Securities Inc.	—	508,000

Short-Term Bond Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	—	$71,212
Barclays Capital	—	33,214
Citigroup Global Markets, Inc.	—	52,398
Deutsche Bank Securities	—	4,472
Goldman Sachs & Co.	—	72,538
Greenwich Capital Markets	—	13,239
HSBC Securities Inc.	—	40,507
JPMorgan Chase	—	77,459
Morgan Stanley & Co. Inc.	—	111,503
Wells Fargo Securities		40,413

Short-Term Reserve Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
BNP Paribas	—	$25,000
CS First Boston Corp.	—	22,518

Strategic Income Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank Of America Merrill Lynch	$267	$2,336
Barclays Capital	—	424
Citigroup Global Markets, Inc.	—	763
CS First Boston Corp.	—	43
Goldman Sachs & Co.	—	819
Greenwich Capital Markets	—	44
HSBC Securities Inc.	—	294
JPMorgan Chase	—	1,469
Morgan Stanley & Co. Inc.	—	2,153

Ultra Short-Term Bond Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank Of America Merrill Lynch	—	$647
Barclays Capital	—	1,282
BNP Paribas	—	739
Citigroup Global Markets, Inc.	—	1,672
Deutsche Bank Securities	—	1,138
Goldman Sachs & Co.	—	739
HSBC Securities Inc.	—	990
JPMorgan Chase	—	1,396
Morgan Stanley & Co. Inc.	—	861
Wells Fargo Securities	—	1,535

U.S. Treasury Money Fund

	Fiscal Year Ended 5/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank Of America Merrill Lynch	—	$36,000
Barclays Capital	—	93,000
BNP Paribas	—	85,000
Citigroup Global Markets, Inc.	—	213,000
CS First Boston Corp.	—	28,000
Deutsche Bank Securities	—	65,000
Goldman Sachs & Co.	—	65,000
HSBC Securities Inc.	—	179,000
JPMorgan Chase	—	51,000
Toronto Dominion Securities	—	92,000

Africa & Middle East Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup Global Markets	$4,566	—
Deutsche Bank Securities	7,639	—
Goldman Sachs	9,449	—
HSBC Brokerage	12,965	—
Merrill Lynch Pierce Fenner & Smith	7,713	—
Morgan Stanley	7,553	—

European Stock Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$17,209	—
CS First Boston	12,031	—
UBS Investment Bank	15,351	—

Global Allocation Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$170	—
Citigroup Global Markets	139	$46
CS First Boston	140	—
Deutsche Bank Securities	19	—
Goldman Sachs	2	62
JPMorgan Chase	214	84
Merrill Lynch Pierce Fenner & Smith	—	49
Morgan Stanley	117	84

Global Growth Stock Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
CS First Boston	$826	—
JPMorgan Chase	667	—

Global Stock Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$9,864	—
CS First Boston	10,058	—

Institutional Africa & Middle East Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup Global Markets	$7,998	—
Deutsche Bank Securities	8,235	—
Goldman Sachs	6,747	—
HSBC Brokerage	13,703	—
Merrill Lynch Pierce Fenner & Smith	8,552	—
Morgan Stanley	7,998	—

Institutional Concentrated International Equity Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
HSBC Brokerage	$173	—

Institutional Global Focused Growth Equity Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
CS First Boston	$3,556	—

Institutional Global Growth Equity Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
CS First Boston	$1,318	—
JPMorgan Chase	1,080	—

Institutional Global Value Equity Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup Global Markets	$106	—
JPMorgan Chase	166	—

Institutional International Core Equity Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
CS First Boston	$568	—
Deutsche Bank	401	—

Institutional International Growth Equity Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
CS First Boston	$1,857	—

International Equity Index Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$2,403	—
CS First Boston	1,669	—
Deutsche Bank Securities	1,749	—
UBS Investment Bank	2,414	—

International Growth & Income Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$115,402	—
CS First Boston	100,772	—
HSBC Brokerage	127,853	—
Macquarie Equities	68,231	—

International Stock Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$112,885	—
CS First Boston	203,430	—
Macquarie Equities	86,961	—

Overseas Stock Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$78,508	—
CS First Boston	46,699	—
Deutsche Bank Securities	32,959	—
Macquarie Equities	55,780	—

Summit Cash Reserves Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
CS First Boston	—	$42,896
HSBC Securities	—	72,989
JPMorgan Chase	—	105,945

Summit Municipal Intermediate Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America/Merrill Lynch	—	$43,288
Goldman Sachs	—	22,861

Summit Municipal Money Market Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
JPMorgan Chase	—	$5,880
Wells Fargo	—	11,200

U.S. Bond Enhanced Index Fund

	Fiscal Year Ended 10/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America/Merrill Lynch	—	$5,520
Barclays Capital	—	920
BNP Paribas	—	423
Citigroup Global Markets	—	4,650
Deutsche Bank Securities	—	1,328
Goldman Sachs	—	5,263
Greenwich Capital Markets	—	227
JPMorgan Chase	—	4,991
Morgan Stanley	—	11,484
Wells Fargo Securities	—	514

Balanced Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$10,425	$18,642
Goldman Sachs	159	6,318
J.P. Morgan Chase	23,714	19,794
CS First Boston Corp.	5,218	—
Morgan Stanley & Co. Inc.	14,948	7,123
Citigroup	16,779	14,418
Deutsche Bank Securities	3,532	7,191
Barclays Capital	12,748	1,860
BNP Paribas	7,164	1,885
UBS Investment Bank	—	583

Blue Chip Growth Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$2,280	—
Goldman Sachs	3,368	—
Citigroup	43,981	—
Morgan Stanley	157,145	—

Capital Appreciation Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$214,886	—

Capital Opportunity Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$7,830	—
Bank of America Merrill Lynch	7,336	—
Morgan Stanley & Co. Inc.	3,149	—
Citigroup Global Markets, Inc.	7,686	—
Wells Fargo Van Kasper	8,175	—

Dividend Growth Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$65,053	—
Barclays Capital	21,134	—
Morgan Stanley & Co. Inc.	16,548	—

Equity Income Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$791,305	—
Bank of America Merrill Lynch	454,659	—
Wells Fargo Van Kasper	604,710	—
PNC Securities	387,900	—

Equity Index 500 Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$91,098	—
Citigroup Global Markets, Inc.	192,889	—
Morgan Stanley & Co. Inc.	52,910	—
Bank of America Merrill Lynch	201,674	—
J.P. Morgan Chase	267,629	—

Extended Equity Market Index Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Stifel Nicolaus	$153	—

Financial Services Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$18,006	—
Bank of America Merrill Lynch	19,241	—
Wells Fargo Van Kasper	16,702	—
Goldman Sachs	5,903	—
CS First Boston	5,438	—
Barclays Capital	6,922	—
Citigroup Global Markets, Inc.	18,885	—

Growth & Income Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$16,609	—
Morgan Stanley & Co. Inc.	4,616	—
Goldman Sachs	5,867	—
J.P. Morgan Chase	22,959	—
Barclays Capital	7,027	—

Institutional International Bond Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	—	$346
Goldman Sachs	—	377
HSBC Securities Inc.	—	1,353
Bank of America Merrill Lynch	—	552
Citigroup Global Markets, Inc.	—	538
Morgan Stanley & Co. Inc.	—	366
Barclays Capital	—	1,744

Institutional Large-Cap Core Growth Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$142	—
J.P. Morgan Chase	94	—
Morgan Stanley	6,554	—
Citigroup Global Markets, Inc.	1,605	—

Institutional Large-Cap Growth Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Morgan Stanley	$122,680	—

Institutional Large-Cap Value Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Morgan Stanley & Co. Inc.	$29,529	—
Bank of America Merrill Lynch	30,686	—
J.P. Morgan Chase	48,784	—
Goldman Sachs	6,878	—
Wells Fargo Van Kasper	16,671	—

Institutional U.S. Structured Research Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Morgan Stanley & Co. Inc.	$3,588	—
Bank of America Merrill Lynch	8,499	—
J.P. Morgan Chase	9,064	—
Citigroup Global Markets, Inc.	8,871	—
Wells Fargo	9,702	—

International Bond Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	—	$10,703
HSBC Securities Inc.	—	29,274
CS First Boston Corp.	—	5,465
Goldman Sachs	—	8,165
Bank of America Merrill Lynch	—	12,055
Citigroup Global Markets, Inc.	—	15,206
Barclays Capital	—	34,671
Morgan Stanley & Co. Inc.	—	14,582
Unicredit	—	18,964
UBS Financial Services	—	23,319

New America Growth Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup Global Markets, Inc.	$34,325	—

Small-Cap Stock Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Piper Jaffray	$13,514	—

Total Equity Market Index Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$3,467	—
Citigroup Global Markets, Inc.	6,979	—
Morgan Stanley & Co. Inc.	2,167	—
Bank of America Merrill Lynch	7,392	—
J.P. Morgan Chase	9,882	—

U.S. Large-Cap Core Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
J.P. Morgan Chase	$1,389	—
Citigroup Global Markets, Inc.	1,078	—
Bank of America Merrill Lynch	509	—

Value Fund

	Fiscal Year Ended 12/31/13
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Merrill Lynch	$124,949	—
Citigroup Global Markets, Inc.	292,077	—
Morgan Stanley & Co. Inc.	264,051	—
J.P. Morgan Chase	563,162	—
Barclays Capital	110,207	—

Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
California Tax-Free Bond	17.6%	11.3%	15.0%
California Tax-Free Money	(a)	(a)	(a)
Floating Rate Multi-Sector Account Portfolio	67.2	72.8	(b)
Georgia Tax-Free Bond	10.2	5.4	13.4
High Yield Multi-Sector Account Portfolio	62.2	68.9	(b)
Intermediate Tax-Free High Yield	(b)	(b)	(b)
Investment-Grade Corporate Multi-Sector Account Portfolio	79.2	99.4	(b)
Maryland Short-Term Tax-Free Bond	20.3	37.2	69.4
Maryland Tax-Free Bond	11.5	11.8	12.5
Maryland Tax-Free Money	(a)	(a)	(a)
Mortgage-Backed Securities Multi-Sector Account Portfolio	204.7	180.5	(b)

Fund	Fiscal Year Ended
	2/28/14	2/28/13	2/29/12
New Jersey Tax-Free Bond	16.8	13.3	12.0
New York Tax-Free Bond	9.5	11.1	13.4
New York Tax-Free Money	(a)	(a)	(a)
Tax-Efficient Equity	18.0	28.9	25.1
Tax-Exempt Money	(a)	(a)	(a)
Tax-Free High Yield	22.9	11.6	12.9
Tax-Free Income	13.9	10.2	16.0
Tax-Free Short-Intermediate	20.0	16.8	23.3
Tax-Free Ultra Short-Term Bond	(b)	(b)	(b)
Virginia Tax-Free Bond	9.6	11.7	12.6

(a) Money funds are not required to show portfolio turnover.

(b) Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Corporate Income	46.8%	72.5%	57.1%
Credit Opportunities	(a)	(a)	(a)
GNMA	217.2	344.3	225.7 (b)
Floating Rate	69.1	45.4	(b)
TRP Government Reserve Investment	(c)	(c)	(c)
High Yield	79.9	63.0	75.4
Inflation Focused Bond	33.0	39.8	57.2
Inflation Protected Bond	15.3	7.0	18.0
Institutional Core Plus	127.4	140.6	121.5
Institutional Credit Opportunities	(a)	(a)	(a)
Institutional Floating Rate	83.3	91.6	67.6
Institutional Global Multi-Sector Bond	(a)	(a)	(a)
Institutional High Yield	80.1	54.6	77.6
Institutional Long Duration Credit	(a)	(a)	(a)
New Income	130.9	157.1	110.7
Personal Strategy Balanced	58.4	65.5	55.1
Personal Strategy Growth	46.4	51.3	49.0
Personal Strategy Income	64.8	62.0	56.3
Prime Reserve	(c)	(c)	(c)
TRP Reserve Investment	(c)	(c)	(c)
Retirement 2005	15.7	25.2	17.5
Retirement 2010	16.5	23.3	19.0
Retirement 2015	14.5	25.6	15.2
Retirement 2020	14.2	22.4	15.6
Retirement 2025	12.7	26.0	16.7

Fund	Fiscal Year Ended
	5/31/13	5/31/12	5/31/11
Retirement 2030	13.0	22.3	16.2
Retirement 2035	12.3	27.1	17.1	(d)
Retirement 2040	12.8	22.1	15.9	(d)
Retirement 2045	10.8	28.3	16.8
Retirement 2050	14.1	32.2	22.8	(d)
Retirement 2055	13.3	37.0	27.4	(d)
Retirement 2060	(a)	(a)	(a)
Retirement Income	14.3	20.7	12.5
Short-Term Bond	66.5	92.3	71.9	(e)
Short-Term Government Reserve	(a)	(a)	(a)
Short-Term Reserve	(a)	(a)	(a)
Strategic Income	65.8	94.4	70.0
Target Retirement 2005	(a)	(a)	(a)
Target Retirement 2010	(a)	(a)	(a)
Target Retirement 2015	(a)	(a)	(a)
Target Retirement 2020	(a)	(a)	(a)
Target Retirement 2025	(a)	(a)	(a)
Target Retirement 2030	(a)	(a)	(a)
Target Retirement 2035	(a)	(a)	(a)
Target Retirement 2040	(a)	(a)	(a)
Target Retirement 2045	(a)	(a)	(a)
Target Retirement 2050	(a)	(a)	(a)
Target Retirement 2055	(a)	(a)	(a)
Target Retirement 2060	(a)	(a)	(a)
U.S. Treasury Intermediate	34.0	56.9	32.8
U.S. Treasury Long-Term	44.5	57.1	43.1
U.S. Treasury Money	(c)	(c)	(c)
Ultra Short-Term Bond	53.3	(a)	(a)

(a) Prior to commencement of operations.

(b) The increase in the fund’s turnover rate was primarily due to an increased focus on purchasing mortgage-backed securities through the “to-be-announced” (TBA) market. To the extent the fund entered into dollar roll transactions, such transactions were accounted for as both purchases and sales, which also had the effect of increasing the fund’s portfolio turnover rate.

(c) Money funds are not required to show portfolio turnover.

(d) The increase in the fund’s turnover rate was primarily due to reallocations resulting from the addition of a new underlying fund.

(e) The increase in the fund’s turnover rate was in response to market conditions and primarily due to an increased focus on mortgage-backed securities.

Fund	Fiscal Year Ended
	10/31/13	10/31/12	10/31/11
Africa & Middle East	56.1%	65.0%	65.9%
Asia Opportunities	(a)	(a)	(a)
Emerging Europe	17.1	10.9	21.7
Emerging Markets Stock	29.9	24.1	18.6
European Stock	48.0	41.6	57.6
Global Allocation	22.4	(a)	(a)
Global Growth Stock	96.2	111.7	133.0
Global Stock	156.4	84.2	71.4
Institutional Africa & Middle East	52.2	65.9	97.0
Institutional Concentrated International Equity	148.3	155.3	128.3 (b)
Institutional Emerging Markets Equity	36.4	26.9	24.3
Institutional Frontier Markets Equity	(a)	(a)	(a)
Institutional Global Focused Growth Equity	160.0	103.4	82.4
Institutional Global Growth Equity	100.8	115.5	138.3
Institutional Global Value Equity	80.8	13.5	(a)
Institutional International Core Equity	15.9	18.4	15.2
Institutional International Growth Equity	47.7	39.5	52.0
International Concentrated Equity	(a)	(a)	(a)
International Discovery	50.5	40.2	49.3
International Equity Index	11.9	8.8	30.0
International Growth & Income	42.0	29.9	26.3
International Stock	44.2	33.5	43.0
Japan	88.7	55.1	72.1
Latin America	13.2	16.7	14.8
New Asia	49.4	41.1	68.1
Overseas Stock	15.2	13.6	16.7
Summit Cash Reserves	(c)	(c)	(c)
Summit Municipal Income	26.5	9.5	21.0
Summit Municipal Intermediate	11.9	7.1	17.0
Summit Municipal Money Market	(c)	(c)	(c)
U.S. Bond Enhanced Index	35.4	102.7	96.6

(a) Prior to commencement of operations.

(b) The increase in the fund’s portfolio turnover rate was due to the fund only being in operation for a portion of its prior fiscal year.

(c) Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Balanced	54.1%	55.5%	57.9%
Blue Chip Growth	35.0	24.5	44.2
Capital Appreciation	57.1	60.3	81.3
Capital Opportunity	30.9	34.9	36.6
Diversified Mid-Cap Growth	17.7	24.5	42.1
Diversified Small-Cap Growth	12.6	15.4	16.9
Dividend Growth	12.7	11.7	10.4
Emerging Markets Bond	45.7	40.7	50.1
Emerging Markets Corporate Bond	70.0	26.5	(a)
Emerging Markets Corporate Multi-Sector Account Portfolio	102.1	59.9	(a)
Emerging Markets Local Currency Bond	82.4	82.3	49.6
Emerging Markets Local Multi-Sector Account Portfolio	80.9	74.5	(a)
Equity Income	9.5	15.6	15.3
Equity Index 500	10.4	7.5	5.5
Extended Equity Market Index	21.7	17.6	18.9
Financial Services	48.7	43.0	40.0
Global Industrials	6.1	(a)	(a)
Global Real Estate	22.9	4.4	8.2
Global Technology	93.2	182.4	110.5
Growth & Income	14.4	9.6	9.0
Growth Stock	34.7	31.1	29.5
Health Sciences	45.7	12.9	23.3
Institutional Emerging Markets Bond	51.8	44.4	49.9
Institutional International Bond	82.8	62.5	49.5
Institutional Large-Cap Core Growth	47.3	21.5	36.6
Institutional Large-Cap Growth	42.4	40.4	57.6
Institutional Large-Cap Value	10.5	17.1	19.3
Institutional Mid-Cap Equity Growth	34.1	37.4	38.3
Institutional Small-Cap Stock	20.1	26.9	22.3
Institutional U.S. Structured Research	37.1	38.7	47.8
International Bond	74.0	52.2	35.7
Media & Telecommunications	53.8	39.2	41.1
Mid-Cap Growth	26.3	29.6	30.6
Mid-Cap Value	32.0	43.7	53.6
New America Growth	91.5	34.4	32.1
New Era	54.6	37.5	26.5
New Horizons	35.3	35.0	43.7
Real Assets	51.6	41.4	30.0
Real Estate	3.5	6.0	4.9
Science & Technology	71.8	49.5	77.4

Fund	Fiscal Year Ended
	12/31/13	12/31/12	12/31/11
Small-Cap Stock	21.5	20.7	23.7
Small-Cap Value	5.9	4.8	5.5
Spectrum Growth	9.7	9.4	13.0
Spectrum Income	14.3	14.9	14.7
Spectrum International	4.8	6.0	8.2
Total Equity Market Index	5.9	5.2	6.2
U.S. Large-Cap Core	68.7	72.6	74.0
Value	44.1	55.5	53.0

(a) Prior to commencement of operations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

The following financial statements are provided in accordance with the Investment Company Act of 1940, which requires a registered investment company to have a net worth of at least $100,000.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND
April 8, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets

Cash	$100,000
Prepaid registration fees	93,560
Total assets	193,560

Liabilities

Payable to manager	(93,560)
Total liabilities	(93,560)

NET ASSETS	$100,000

OFFERING AND REDEMPTION PRICE	$10.00

Net Assets Consist of:
Paid-in-capital applicable to 10,000 shares of $0.0001
par value capital stock outstanding; 1,000,000,000
shares authorized	$100,000

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND
April 8, 2014

STATEMENT OF OPERATIONS

Expenses

Organization expenses	$3,175
Reimbursed by manager	(3,175)
Net investment income	--

INCREASE (DECREASE) IN NET ASSETS FROM START-UP OPERATIONS	$--

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Credit Opportunities Fund, Inc. (the fund), was organized January 29, 2014, as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Through April 8, 2014, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the fund at $10.00 per share on April 7, 2014, to T. Rowe Price Associates, Inc., via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on April 8, 2014, with the transfer of $100,000 cash.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates are appropriate; however, actual results may differ from those estimates.

Organization and Offering Costs Organization costs are expensed as incurred and consist of incorporation fees, initial audit fees, and other costs incurred in connection with the establishment of the fund. Offering costs are amortized over a 12-month period upon commencement of fund operations and consist of registration fees, underwriting fees, and initial printing and other costs incurred in connection with the initial offering of the fund.

Federal Income Taxes The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

NOTE 2 – RELATED PARTIES

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which will be computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets.

Under the terms of the investment management agreement, the manager will be required to bear all expenses of the fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through September 30, 2016, which would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.90%. For the period of three years after the date of any reimbursement or waiver, the fund will be required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund’s expense ratio to exceed its expense limitation. Through April 8, 2014, the fund incurred organization expenses in the approximate amount of $3,175, which the manager has paid on the fund’s behalf in accordance with the expense limitation. Also, through April 8, 2014, initial offering fees in the amount of $93,560 were paid by the manager on behalf of the fund and will be repaid upon commencement of operations.

Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries will provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, and certain other services to the fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

T. Rowe Price Credit Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of the T. Rowe Price Credit Opportunities Fund, Inc. (the “Fund”) at April 8, 2014, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

April 22, 2014

The following financial statements are provided in accordance with the Investment Company Act of 1940, which requires a registered investment company to have a net worth of at least $100,000.

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND
July 3, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets

Cash	$100,000
Prepaid registration fees	96,090
Total assets	196,090

Liabilities

Payable to manager	(96,090)
Total liabilities	(96,090)

NET ASSETS	$100,000

OFFERING AND REDEMPTION PRICE	$10.00

Net Assets Consist of:
Paid-in-capital applicable to 10,000 shares of $0.0001
par value capital stock outstanding; 1,000,000,000
shares authorized	$100,000

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND
July 3, 2014

STATEMENT OF OPERATIONS

Expenses

Organization expenses	$3,175
Reimbursed by manager	(3,175)
Net investment income	--

INCREASE (DECREASE) IN NET ASSETS FROM START-UP OPERATIONS	$--

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. (the corporation), was organized on April 25, 2014, as a Maryland corporation and is registered under the Investment Company Act of 1940. The T. Rowe Price Intermediate Tax-Free High Yield Fund (the fund), is a diversified, open-end management investment company, and is the only portfolio currently established. Through July 3, 2014, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the corporation at $10.00 per share on July 2, 2014, to T. Rowe Price Associates, Inc., via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on July 3, 2014, with the transfer of $100,000 cash.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates are appropriate; however, actual results may differ from those estimates.

Organization and Offering Costs Organization costs are expensed as incurred and consist of incorporation fees, initial audit fees, and other costs incurred in connection with the establishment of the fund. Offering costs are amortized over a 12-month period upon commencement of fund operations and consist of registration fees, underwriting fees, and initial printing and other costs incurred in connection with the initial offering of the fund.

Federal Income Taxes The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

NOTE 2 – RELATED PARTIES

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which will be computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets.

Under the terms of the investment management agreement, the manager will be required to bear all expenses of the fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through June 30, 2017, which would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) of the fund’s Investor Class shares to exceed its expense limitation of 0.75% or cause the expense ratio of the fund’s Advisor Class shares to exceed its expense limitation of 0.85%. For the period of three years after the date of any reimbursement or waiver, the fund will be required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund’s expense ratio to exceed its expense limitation. Through July 3, 2014, the fund incurred organization expenses in the approximate amount of $3,175, which the manager has paid on the fund’s behalf in accordance with the expense limitation. Also, through July 3, 2014, initial offering fees in the amount of $96,090 were paid by the manager on behalf of the fund and will be repaid upon commencement of operations.

Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries will provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, and certain other services to the fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of the T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. (the “Fund”) at July 3, 2014, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 16, 2014

PART II – TABLE OF CONTENTS

PART II

Part II of this SAI describes risks, policies, and practices that apply to the funds in the T. Rowe Price family of funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds’ investment objectives and policies discussed in the funds’ prospectuses. You should refer to each fund’s prospectus to determine the types of securities in which the fund invests. You will then be able to review additional information set forth herein on those types of securities and their risks.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The funds’ operating policies are subject to change by the funds’ Boards without shareholder approval. The funds’ fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the funds or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

You may also refer to the sections entitled “Portfolio Securities” and “Portfolio Management Practices” for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Investing in Foreign Securities

General

Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the U.S. as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign OTC markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any mutual fund investing in foreign securities, while others relate more to the countries and regions in which the funds may invest. Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets. However, the funds rely on the classification made for a particular country by an unaffiliated, third-party data provider.

• Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected debt and equity markets around the world.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

• Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.

• Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many emerging market countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

• Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may be less liquid, more difficult to value, and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their net asset value. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

• Depositary Receipts It is expected that most foreign securities will be purchased in OTC markets or on securities exchanges located in the countries in which the issuers of the various securities are located, provided that is the best available market. However, the funds may also purchase depositary receipts, such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are certificates evidencing ownership of underlying foreign securities, as alternatives to directly purchasing the foreign securities in their local markets and currencies. An advantage of ADRs, GDRs, and EDRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. ADRs, GDRs, and EDRs are subject to many of the same risks associated with investing directly in foreign securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

• Participation Notes The funds may gain exposure to securities in certain foreign markets through investments in participation notes (“P-notes”). For instance, a fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the funds, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

• Investment Funds The funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

• Financial Information and Governance There is generally less publicly available information about foreign companies when compared to the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

• Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

• Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

• Other Risks With respect to certain foreign countries, especially emerging markets, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments which could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling.

• Europe

Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S. and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints Most developed countries in western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt, and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole.

Eurozone Currency Issues While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the Eurozone, that use the euro as their currency. Although the Eurozone has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with fiscal deficits. Several Eurozone countries continue to face deficits and budget issues, some of which may have negative long-term effects for the economies of not just Eurozone countries but all of Europe. Rising government debt levels could increase market volatility and the probability of a recession, lead to emergency financing for certain countries, and foster increased speculation that certain countries may require bailouts. Eurozone policymakers have previously struggled to agree on solutions to debt crises, which has stressed the European banking system as lending continued to tighten. Similar crises in the future could place additional stress on the banking system and lead to downgrades of European sovereign debt. There continues to be concern over national-level support for the euro, which could lead to the implementation of currency controls, certain countries leaving the EU, or potentially a breakup of the Eurozone and dissolution of the euro. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a Eurozone default or breakup, some of the most significant challenges faced by the funds with euro-denominated holdings and derivatives involving the euro would include diminished market liquidity, operational issues relating to the settlement of trades, difficulty in establishing the fair values of holdings, and the redenomination of holdings into other currencies.

• Emerging Europe, Middle East, and Africa

The economies of the countries of emerging Europe, the Middle East, and Africa, sometimes referred to as “EMEA,” are all considered emerging market economies, and they tend to be highly reliant on the exportation of commodities.

Political and Military Instability Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade, and a continued eastward expansion of the EU could help to further anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Political risk for Russia remains high and steps that Russia has recently taken and may take in the future to assert its geopolitical influence may increase the tensions in the region and affect economic growth. The U.S. and European Union have recently instituted sanctions against certain Russian officials and Russian entities in response to recent political and military actions undertaken by Russia. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, could result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Further sanctions against Russia and any retaliatory action by the Russian government could result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, any of which would significantly impair the ability of the funds to buy, sell, or receive proceeds from those securities. Ongoing sanctions, the continued disruption of the Russian economy, or future military actions by Russia could severely impact the performance of any funds that hold Russian securities or derivatives with exposure to Russian securities or currency.

Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. War, terrorism, and military takeovers could result in a securities market unexpectedly closing for an extended period, which would restrict a fund from selling its securities that are traded in that market. In all parts of EMEA, such developments, if they were to recur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers, and result in significant disruptions in securities markets.

Foreign Currency Certain countries in the region may have managed currencies which are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, the EMEA economies can be significantly impacted by the prices of such commodities.

Custody and Settlement Because of the underdeveloped state of Russia’s financial and legal systems, the settlement, clearing, and registration of securities transactions are subject to heightened risks. Equity securities in Russia are issued only in book entry form, and ownership records are maintained in a decentralized fashion by registrars who are under contract with the issuers. Although a fund’s Russian sub-custodian maintains copies of the registrar’s records on its premises, such records may not be legally sufficient to establish ownership of securities. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Although a fund investing in Russian securities seeks to ensure through its custodian that its interest continues to be appropriately recorded, it is possible that a fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, it is possible that a registrar could be suspended or its license revoked, which would impact a fund’s holdings at that registrar until the suspension is lifted or the companies’ records are transferred to an alternative registrar. Finally, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

• Latin America

The majority of Latin American countries have been characterized at various times by high interest and unemployment rates, inflation, an over-reliance on commodity trades, and government intervention.

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability and Government Control Certain Latin American countries have been marred by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Many Latin American governments have exercised significant influence over their country’s economies, which can have significant effects on companies doing business in Latin America and the securities they issue. These governments have often changed monetary, taxation, credit, tariff, and other policies to alter the direction of their economies. Actions to control inflation have involved the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls, and limiting imports. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors, such as the funds, of proceeds from the sale of Brazilian securities.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into other currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries have been among the largest debtors of emerging market countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Foreign Trade Because commodities, such as agricultural products, minerals, oil, and metals, represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies and global demand for commodities.

• Japan

The Japanese economy fell into a recession in the late 2000’s due in part to the global economic crisis during that period. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan’s government has recently implemented significant economic reform aimed at jumpstarting the Japanese economy and boosting the competitiveness of Japanese goods in world markets. Through aggressive monetary easing, temporary fiscal stimulus, and overall structural reform, the program is designed to end the recent cycles of deflation, falling prices, and declining wages.

Banking System To help sustain Japan’s economic recovery and improve its economic growth, many believe an overhaul of the nation’s financial institutions is necessary. Banks, in particular, may have to reform themselves to become more competitive. While successful financial sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia, internal conflict over the proper way to reform the banking system currently persists.

Natural Disasters Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically.

Energy Importation Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan’s economy and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. A significant portion of Japan’s trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations. Because of the concentration of Japanese exports in highly visible products such as automobiles and technology, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan even more dependent on exports to sustain its economy. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

• Asia (excluding Japan)

Asia includes countries in all stages of economic development, some of which have been characterized at times by over-extension of credit, currency fluctuations, devaluations, restrictions, unstable employment rates, over-reliance on exports, and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region.

Political and Social Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets. For example, there is a demilitarized border and hostile relations between North and South Korea, and the Taiwanese economy has been affected by security threats from China. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property and its legal system is still developing, making it more difficult to obtain or enforce judgments. At times, religious, cultural, and military disputes within and outside India have caused volatility in the Indian securities markets and such disputes could adversely affect the value and liquidity of a fund’s investments in Indian securities in the future.

Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Interrelated Economies and International Trade A number of Asian companies are highly dependent on foreign loans for their operation, some of which may impose strict repayment term schedules and require significant economic and financial restructuring. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. China has had an increasingly significant and positive impact on the global economy, but its continued success depends on its ability to retain the legal and financial policies that have fostered economic freedom and market expansion. The Hong Kong, Taiwanese, and Chinese economies can be dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. These China region economies can also be significantly affected by general social, economic, and political conditions in China and other countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Also, foreign investments may be restricted. Changes in government policy could significantly affect the local markets.

China A-Shares The China Securities Regulatory Commission (“CSRC”) has the authority to grant qualified foreign institutional investor (“QFII”) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). T. Rowe Price has received a QFII license permitting it to invest a portion of the assets of the Emerging Markets Stock, Institutional Emerging Markets Equity, International Discovery, and New Asia Funds in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII. Chinese regulators have been made aware that T. Rowe Price is acting as investment manager only and that any assets invested in A-shares belong to the funds. The funds’ custodian bank will maintain a specific sub-account for the A-share investments in the name of each fund. However, there is a risk that creditors of T. Rowe Price may assert that T. Rowe Price, and not the individual fund, is the legal owner of the securities and other assets in the accounts. If a court upholds such an assertion, creditors of T. Rowe Price could seek payment from the funds’ A-share investments.

Additional risks include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the credit rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody’s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody’s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds’ Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of “locking in” long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment, such prepayments can be reinvested at higher prevailing interest rates, which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds’ portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities (“ARMs”), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARMs may prevent income on the ARMs from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High-Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

• Lower-Rated Debt Securities An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the funds’ portfolios, the funds’ net asset value, and the ability of the bonds’ issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds which invest in lower-rated debt securities is more risky than investment in shares of funds which invest only in higher-rated debt securities.

• Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the funds may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

• Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value, either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the funds own will affect its net asset value per share. If market quotations are not readily available for the funds’ lower-rated or nonrated securities, these securities will be valued by a method that the funds’ Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

• Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. The funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s, S&P, and Fitch IBCA, Inc. (“Fitch”) represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. In 2010, Moody’s and Fitch recalibrated their ratings of municipal securities so they could use a single ratings scale for both municipal and corporate debt securities. This resulted in upgrades to ratings of certain municipal issuers based on the change in methodology and not on improvements in credit quality. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund’s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. The lowering of income tax rates, including lowering tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in an effort to improve the bond’s credit rating. By meeting the insurer’s standards and paying an insurance premium based on the bond’s principal value, the issuer may be able to obtain a higher credit rating for the bond. The credit rating assigned to an insured municipal bond will usually reflect the financial strength of the issuer or insurer, whichever is higher. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond’s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond’s interest and principal when due if the issuing entity defaults on the insured bond. Defaults on insured municipal bonds have been fairly low to date, but certain of these insurers’ ratings have been downgraded and they are no longer insuring newly issued bonds. It is possible that there could be additional insurer downgrades and that default rates on insured bonds could increase substantially, which could further deplete an insurer’s loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds. The inability of an insurer to pay a particular claim, or a downgrade of the insurer’s rating, could adversely affect the values of all the bonds it insures despite the quality of the underlying issuer. The number of municipal bond insurers is relatively small and, therefore, a significant amount of a municipal bond fund’s assets may be insured by a single issuer.

High-Yield Securities Lower-quality bonds, commonly referred to as “junk bonds,” are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price’s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a “thin” market can be more difficult to value because objective pricing data may be less available and judgment would therefore play a greater role in the valuation process.

Risk Factors of Investing in Taxable and Tax-Free Money Market Funds

The T. Rowe Price money market funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the funds’ Boards determine present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations (“NRSROs”) or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the funds’ Boards. In addition, the funds may treat certain variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

There can be no assurance that the funds will achieve their investment objectives or be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk, even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds’ portfolio investments, and a decline in interest rates could increase the value. In addition, the SEC has proposed amendments to money market fund rules which, if adopted, could impact money market fund pricing and/or operations.

State Tax-Free Funds

The following information about the state tax-free funds is updated in June of each year. More current information is available in shareholder reports for these funds.

California Tax-Free Bond and California Tax-Free Money Funds

Risk Factors Associated with a California Portfolio

The funds’ concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The funds invest mainly in municipal bonds and other municipal debt instruments issued by the state of California and its various political subdivisions and agencies. However, if the funds invest in any securities that pay income that is exempt from California income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least of 80% of its net assets in securities that pay interest exempt from federal and California income tax. The issuers of these debt obligations include the state of California and its agencies and authorities, counties and municipalities and their agencies and authorities, various California public institutions of higher education, and certain California not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

Debt is issued for a wide variety of public purposes, including transportation, housing, education, electric power, and healthcare. The state of California, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are generally backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Local governments also raise capital through the use of Mello-Roos, 1915 Act Bonds, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Political and Legislative Conditions Certain provisions of the California state constitution and state statutes limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations. For example, the constitution limits ad valorem taxes on real property to 1% of “full cash value” and restricts the ability of taxing entities to increase real property taxes. It also prohibits the state from spending revenues beyond its annually adjusted “appropriations limit.” Yet another provision further restricts the ability of local governments to levy and collect existing and future taxes, assessments, and fees. In addition to limiting the financial flexibility of local governments in the state, the provision also increases the possibility of voter-determined tax rollbacks and repeals.

One effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt requiring voter approval and pledging of future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk.

Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. Although Orange County notably filed for protection under the U.S. Bankruptcy Code in 1994, overall the state and its underlying governments have displayed flexibility in overcoming the negative effects of past initiatives.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of California, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While California’s economy has been diverse and resilient, and is typically the largest among the 50 states, the state of California is also normally among the most highly indebted states in the nation. The state has historically experienced more extreme swings in employment levels and property values relative to the rest of the country. In addition, California is more prone to earthquakes and other natural disasters, which can result in sudden economic downturns and the unexpected inability of issuers to meet their obligations, as well as a long-lasting negative impact on the overall California municipal securities market. More detailed information regarding economic conditions and the financial strength of California is available in the funds’ annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds’ assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry’s moves toward deregulation and increased competition. California’s original electric utility restructuring plan proved to be flawed as it placed over-reliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Other risks include unexpected outages, plant shutdowns, and more stringent environmental regulations.

Georgia Tax-Free Bond Fund

Risk Factors Associated with a Georgia Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the state of Georgia and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from Georgia income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least of 80% of its net assets in securities that pay interest exempt from federal and Georgia income tax. The issuers of these debt obligations include the state of Georgia and its agencies and authorities, counties and municipalities and their agencies and authorities, various Georgia public institutions of higher education, and certain Georgia not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of Georgia, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The Georgia Constitution imposes certain debt limits and controls. The state’s general obligation debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury and state-issued general obligation bonds have a 25-year maturity limit. The state also established “debt affordability” limits which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year’s revenues.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of Georgia, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. More detailed information regarding economic conditions and the financial strength of Georgia is available in the fund’s annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

Risk Factors Associated with a Maryland Portfolio

The funds’ concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The funds invest mainly in municipal bonds and other municipal debt instruments issued by the state of Maryland and its various political subdivisions and agencies. However, if the funds invest in any securities that pay income that is exempt from Maryland income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least of 80% of its net assets in securities that pay interest exempt from federal and Maryland income tax. The issuers of these debt obligations include the state of Maryland and its agencies and authorities, counties and municipalities and their agencies and authorities, various Maryland public institutions of higher education, and certain Maryland not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of Maryland, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, many counties, municipalities, and agencies of the state and local government are authorized to borrow money under laws expressly providing that the loan obligations are not debts or pledges of the full faith and credit of the state. The state constitution imposes a 15-year maturity limit on state-issued general obligation bonds. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The fund may also purchase municipal bonds and other municipal debt instruments that are issued by the District of Columbia, or one of its agencies or authorities, but provide for dual income tax exemption in the District of Columbia and Maryland. Such investments are normally revenue bonds that derive their revenues from projects or facilities with economic and geographic ties to both the District of Columbia and Maryland.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of Maryland, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. More detailed information regarding economic conditions and the financial strength of Maryland is available in the funds’ annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds’ assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and of uncertain duration.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

New Jersey Tax-Free Bond Fund

Risk Factors Associated with a New Jersey Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the state of New Jersey and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from New Jersey income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least of 80% of its net assets in securities that pay interest exempt from federal and New Jersey income tax. The issuers of these debt obligations include the state of New Jersey and its agencies and authorities, counties and municipalities and their agencies and authorities, various New Jersey public institutions of higher education, and certain New Jersey not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of New Jersey, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, many counties, municipalities, and agencies of the state and local government are authorized to borrow money under laws expressly providing that the loan obligations are not debts or pledges of the full faith and credit of the state. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The majority of the state’s debt is “appropriation-backed.” This means that the debt service payments on these obligations must be funded annually by the state legislature, but the legislature has no legal obligation to continue to make such appropriations.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. These issues are sold through various governmental conduits, such as the New Jersey Economic Development Authority and various local issuers, and are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of New Jersey, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. The state of New Jersey is typically among the most highly indebted states in the nation. More detailed information regarding economic conditions and the financial strength of New Jersey is available in the fund’s annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of consumer affordability.

New York Tax-Free Bond and New York Tax-Free Money Funds

Risk Factors Associated with a New York Portfolio

The funds’ concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The funds invest mainly in municipal bonds and other municipal debt instruments issued by the state of New York and its various political subdivisions and agencies. However, if the funds invest in any securities that pay income that is exempt from New York income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least of 80% of its net assets in securities that pay interest exempt from federal and New York income tax. The issuers of these debt obligations include: the state of New York, New York City, and their agencies and authorities; counties, other municipalities, and their agencies and authorities; various New York public institutions of higher education; and certain New York not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of New York, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state of New York or New York City. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The majority of the state’s debt is “appropriation-backed.” This means that the debt service payments on these obligations must be funded annually by the state legislature, but the legislature has no legal obligation to continue to make such appropriations.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of New York, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. The state of New York is typically among the most highly indebted states in the nation and New York City is typically one of the most indebted U.S. cities. More detailed information regarding economic conditions and the financial strength of New York is available in the funds’ annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds’ assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of consumer affordability.

Virginia Tax-Free Bond Fund

Risk Factors Associated with a Virginia Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the commonwealth of Virginia and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from Virginia income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least of 80% of its net assets in securities that pay interest exempt from federal and Virginia income tax. The issuers of these debt obligations include the commonwealth of Virginia and its agencies and authorities, counties and municipalities and their agencies and authorities, various Virginia public institutions of higher education, and certain Virginia not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

Debt is issued for a wide variety of public purposes, including transportation, housing, education, healthcare, and industrial development. The commonwealth of Virginia, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. Under Virginia law, general obligation debt is limited to 1.15 times the average of the preceding three years’ income tax and sales and use collections. However, bonds issued by many counties, municipalities, and agencies of the commonwealth and local government are not backed by the full faith and credit of the commonwealth but instead are subject to annual appropriations from the commonwealth’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The fund may also purchase municipal bonds and other municipal debt instruments that are issued by the District of Columbia, or one of its agencies or authorities, but provide for dual income tax exemption in the District of Columbia and Virginia. Such investments are normally revenue bonds that derive their revenues from projects or facilities with economic and geographic ties to both the District of Columbia and Virginia.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the commonwealth of Virginia, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. More detailed information regarding economic conditions and the financial strength of Virginia is available in the fund’s annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

All Tax-Free Funds

Puerto Rico From time to time, the funds may invest in obligations of the commonwealth of Puerto Rico and its public corporations, as well as other U.S. territories, the interest of which may be exempt from U.S. federal, state, and local income taxes. As of May 1, 2014, the general obligation debt of Puerto Rico was rated Ba2 by Moody’s, BB+ by S&P, and BB by Fitch. All three rating agencies have assigned a negative outlook. The credit ratings and negative outlook reflect, in part, their concerns regarding a weak economy, structural budget imbalances, diminished liquidity, underfunded pensions, and a rising debt burden.

Debt As of December 31, 2013, the outstanding debt of Puerto Rico totaled $72 billion, which is large relative to the size of its economy. This includes bonds supported by the commonwealth’s general obligation pledge, appropriations or guarantee; public corporations such as highways, water and sewer, and electric power, and municipalities.

Guaranteed direct obligations of the commonwealth supported by a general obligation pledge are subject to limitations imposed by the commonwealth’s constitution. Debts of its municipalities are typically supported by property taxes and municipal license taxes, with support from the commonwealth, if necessary. Debts of its public corporations are generally supported by the entity’s revenues or by the commonwealth’s appropriations or taxes.

As a result of these rating downgrades, general obligation bonds issued by Puerto Rico are currently considered below investment-grade by the rating agencies. The reduction in credit rating could significantly lessen the demand for securities issued by Puerto Rico, its agencies or instrumentalities, which may prevent those issuers from obtaining the financing they need. This outcome could increase Puerto Rico’s risk of default and risk that an issuer might not be able to pay interest or principal when due, especially during times of weakening economic conditions or rising interest rates. If the economic conditions in Puerto Rico persist or worsen, a fund’s performance could be adversely impacted to the extent it has exposure to Puerto municipal obligations.

Though different measures suggest Puerto Rico’s debt burden is high relative to a U.S. state, the commonwealth issues or supports bonds on behalf of municipalities and other governmental units. In many cases, this type of debt would be issued by local government or public agencies which are independent entities in the U.S. One measure to monitor the commonwealth debt levels is by comparing the rate of growth of its debt to the rate of growth of its gross national product (“GNP”). For the four-year period ended in June 30, 2012, total public sector debt increased by 22%, whereas nominal-GNP for the same four-year period increased by 9%.

Economy Puerto Rico’s economy is linked in many ways to the U.S. economy. Like the United States, the commonwealth experienced an economic recession in the late 2000’s. Government officials estimate that the economy (as measured by real GNP) contracted 3.8% in 2009, 3.64% in 2010, 1.6% in 2011, grew by 0.1% during 2012, and contracted by 0.4% in 2013. The forecast for growth is lower than that of the United States.

Manufacturing, especially pharmaceuticals, is very important to the local economy. Manufacturing accounted for approximately 46% of GDP in 2012, and 9% of non-farm payroll employment. Services are another component of the local economy, and represented 43% of GDP and 60% of employment. Tourism is an important sub-sector of services, and an important driver of Puerto Rico’s economy. The number of tourists and the value of their expenditures increased 12% between 2008 and 2012.

For many years, U.S. companies operating in Puerto Rico were eligible to receive special tax treatment. Since 1976, Section 936 of the U.S. tax code entitled certain corporations to credit income derived from business activities in the commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. The tax benefits, however, were eliminated beginning with the 2006 tax year. While the ultimate impact of the phase outs is being evaluated, indications are that major pharmaceutical, instrument, and electronic manufacturing firms have not exited the market, but employment in this sector is trending downward as some individual plants have closed while others have become more automated.

Financial Puerto Rico’s general fund revenues, on a budgetary basis, were $8.8 billion in fiscal year 2012 (yielding a deficit of $2.4 billion); fiscal year 2013 (unaudited) appears to have produced a $1.3 billion deficit. The prior governor and his administration implemented various fiscal measures, including borrowings, stimulus plans, expense re-structuring, payroll cuts, and tax reform in an effort to reduce the budget gap. A balanced budget was originally projected for fiscal year 2013 but did not occur. A new governor for the commonwealth was elected in November 2012; he is working on reforms and strategies to minimize the fiscal year 2014 budget gap as balance the budget in fiscal year 2015.

PORTFOLIO SECURITIES

Types of Securities

Set forth below is additional information about certain of the investments described in the funds’ prospectuses.

Equity Securities

Common and preferred stocks both represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters while preferred stock does not ordinarily carry voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of secured and unsecured creditors and owners of bonds take precedence over the claims of those who own preferred stock, and the owners of preferred stock take precedence over the claims of those who own common stock.

Although owners of common stock are typically entitled to receive any dividends on such stock, owners of common stock participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Because increases and decreases in earnings are usually reflected in a company’s stock price, common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or adjustable rate. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock, while a passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in certain interest rates. Convertible preferred stock is exchangeable for a specified number of common stock shares and is typically more volatile than non-convertible preferred stock, which tends to behave more like a bond.

The funds may make equity investments in companies through initial public offerings and by entering into privately negotiated transactions involving equity securities that are not yet publicly traded on a stock exchange. Stocks may also be purchased on a “when-issued” basis, which is used to refer to a security that has not yet been issued but that will be issued in the future. The term may be used for new stocks and stocks that have split but have not yet started trading.

Debt Securities

• U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury and backed by the full faith and credit of the U.S. government. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. U.S. Treasury Obligations may also include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”), as well as Treasury inflation-protected securities (“TIPS”) whose principal value is periodically adjusted according to the rate of inflation.

• U.S. Government Agency Securities Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), GNMA, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These may also include securities issued by eligible private institutions that are guaranteed by certain U.S. government agencies under authorized programs.

• Bank Obligations Certificates of deposit, banker’s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

• Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

• Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

• Corporate Debt Securities Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

• Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

• Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

• Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

• Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Mortgage-Related Securities

• Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them or a downturn in housing prices. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

• U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), and the Federal Agricultural Mortgage Corporation (“Farmer Mac” or “FAMC”). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality’s right to borrow from the U.S. Treasury. On September 7, 2008, FNMA and FHLMC were placed under conservatorship of the Federal Housing Finance Agency, an independent federal agency. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

• GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949, or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

• FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

• FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC Certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

• FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended. FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC Certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA Certificates as 30-year securities which prepay in full in the 12th year. FNMA and FHLMC Certificates may have differing prepayment characteristics.

Fixed-rate mortgage-backed securities bear a stated “coupon rate” which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

• Commercial Mortgage-Backed Securities (“CMBS”) These are securities created from a pool of commercial mortgage loans, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to the funds according to a schedule of payments. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Because commercial mortgages tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than loans backed by residential mortgages. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, and servicing agents, or due to deterioration in the general state of commercial real estate or overall economic conditions.

• Collateralized Mortgage Obligations (“CMOs”) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

New types of CMO tranches continue to evolve such as floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Some newer structures could affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

• U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

• Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

• Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds’ quality standards. The funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds’ quality standards.

• Stripped Mortgage-Backed Securities These instruments represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities (“IOs”) receive the interest portion of the cash flow while principal only securities (“POs”) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the PO, as with other mortgage-backed securities described herein, and other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The determination of whether a particular IO or PO is liquid is made on a case by case basis under guidelines and standards established by the funds’ Boards. The funds’ Boards have delegated to T. Rowe Price the authority to determine the liquidity of these instruments based on a number of factors such as: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue’s structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

• Adjustable Rate Mortgage Securities (“ARMs”) ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate “index” such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the “margin,” to the interest rate of the index. Investment in ARMs allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARMs are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

• TBAs and Dollar Rolls Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be announced” (TBA) market. With TBA transactions, the fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund foregoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

• Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds’ objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background The asset-backed securities (“ABS”) market has been one of the fastest growing sectors of the U.S. fixed-income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today’s market has evolved to include a variety of asset types including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market’s demand for various maturities and credit quality.

Structure Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (“SPV”). The collateral types can vary, so long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a SPV are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a triple-A rated level through credit enhancement; however, ABS credit ratings range from AAA to non-investment-grade. Many ABS transactions are structured to include payout events/performance triggers which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund’s investment objectives, policies, and restrictions.

Types of Credit Support Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, “external credit enhancement,” through various means of structuring the transaction, “internal credit enhancement,” or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

• Excess Spread Typically, the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

• Subordination Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

• Reserve Funds Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

• Overcollateralization A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

• Surety Bonds Typically consist of third-party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following:

• Home Equity Loans These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with unblemished credit histories with regard to the borrower’s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator’s first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk regarding mortgage rates

The pass-through rates on the adjustable-rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the “net rate cap.”

Yield and reinvestment could be adversely affected by unpredictability of prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors which influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower yielding securities.

• Credit Card-Backed Securities These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most Credit Card-Backed Securities are issued with an initial “revolving” period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events which may signal a potential deterioration in the quality of the assets backing the security.

• Automobile Loans These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets which pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle, or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Collateralized Bond or Loan Obligations

Collateralized Bond Obligations (“CBOs”) are bonds collateralized by corporate bonds, mortgages, or pools of asset-backed securities and Collateralized Loan Obligations (“CLOs”) are bonds collateralized by pools of bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. Most CBOs tend to be collateralized by high-yield bonds or loans, with heavy credit enhancement.

Loan Participations and Assignments

Loan participations and assignments (collectively, “participations”) will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt (“LDC debt”). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to meet its obligations when they become due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating-rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

The determination of whether particular loan participations are liquid is made on a case by case basis under guidelines and standards established by the funds’ Boards. The funds’ Boards have delegated to T. Rowe Price the authority to determine the liquidity of these investments based on a number of factors. These factors may include: the frequency of trades and quotes for the loan; number of dealers willing to purchase or sell and number of other potential purchasers; nature of the trading market, such as the time needed to dispose of the security, the method of soliciting offers and mechanics of the transfer; spreads between the bid and ask prices; and other factors relevant to loan participations taking into consideration their unique and longer settlement requirements.

If the funds purchase a participation interest in another lender’s loan, as opposed to acquiring a loan directly from a lender or through an agent or as an assignment from another lender, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (“PIK”) Instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Code, and such distributions could reduce the amount of cash available for investment by the funds.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

• Establishing the Amount of the Claim Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

• Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

• Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

• Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

• No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

• Tax Issue Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered “nonqualifying” under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this SAI, the funds’ portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds’ assets invested in any particular type of municipal security can be expected to vary.

The term “municipal securities” means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is generally exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer’s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from a municipal security assumed to be tax-exempt might not be exempt from federal income tax.

Municipal securities are normally classified by maturity as notes, bonds, or adjustable rate securities. Municipal securities include the following:

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less.

• Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

• Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

• Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

• Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Additional categories of potential purchases include municipal lease obligations, prerefunded/escrowed to maturity bonds, private activity bonds, industrial development bonds, and participation interests.

• General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

• Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

• Municipal Lease Obligations Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower’s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds and other municipal lease obligations are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the funds’ Boards determine such securities are illiquid, they will be subject to the funds’ limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

• Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become “prerefunded” or “escrowed to maturity” and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund’s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

• Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Interest on tax exempt private activity bonds has generally been subject to alternative minimum tax (AMT). However, interest on all private activity bonds issued in 2009 or 2010 will be exempt from AMT. In addition, interest on private activity bonds that were issued after 2003, and refunded during 2009 or 2010, will be exempt from AMT.

• Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

• Build America Bonds The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allowed state and local governments to issue taxable bonds to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments received a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality could elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income and the funds may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but those tax credits are generally not refundable.

• Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds’ portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the funds’ assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal “forwards” typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

Residual Interest Bonds

Residual interest bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the short-term, variable rate securities will typically be determined by an index or auction process held approximately every seven to 35 days while the long-term bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows, but tend to be more volatile than other municipal securities of similar maturity and credit quality.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums, trade at deep discounts, or have limited liquidity. Residual interest bonds entail varying degrees of leverage, which could result in greater volatility and losses greater than investing directly in the underlying municipal bond.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds’ investment restrictions, the identification of the “issuer” of municipal securities which are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days’ notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC, with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds’ net asset value than if the funds did not purchase them.

Real Estate Investment Trusts (“REITs”)

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs may own real estate properties (“Equity REITs”) and be subject to these risks directly, or may make or purchase mortgages (“Mortgage REITs”) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITS may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Illiquid or Restricted Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid involves a variety of factors. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds’ Boards. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the funds should be in a position where more than the allowable amount of its net assets is invested in illiquid assets, including restricted securities, the funds will take appropriate steps to protect liquidity.

Notwithstanding the above, the funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

All Funds (other than the Money Funds)

Investments in Other Investment Companies

Unaffiliated Investment Companies The funds may invest in other investment companies that are not sponsored by T. Rowe Price, which include open-end funds, closed-end funds, exchange-traded funds (“ETFs”), unit investment trusts, and other investment companies that have elected to be treated as business development companies under the 1940 Act.

The funds may purchase shares of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a fund’s objective and investment program.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds trade on a stock exchange or in the OTC market and ETFs trade on a securities exchange, their shares may trade at a substantial premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

If a fund invests in a non-T. Rowe Price investment company, the fund must pay its proportionate share of that investment company’s fees and expenses, which are in addition to the management fee and other operational expenses incurred by the fund. The expenses associated with certain investment companies, such as business development companies, may be significant. The fund could also incur a sales charge or redemption fee in connection with purchasing or redeeming an investment company security.

A Price Fund’s investments in non-T. Rowe Price registered investment companies are subject to the limits that apply to such investments under the 1940 Act unless the fund invests in reliance on exemptive relief which permits it to exceed the 1940 Act limits. The 1940 Act generally provides that a fund may invest up to 10% of its total assets in securities of other investment companies. In addition, a fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the fund’s total assets may be in invested in a particular investment company.

Affiliated Investment Companies The funds may also invest in certain Price Funds as a means of gaining efficient and cost-effective exposure to specific asset classes, provided the investment is consistent with an investing fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other Price Funds invest include high yield bonds, floating rate loans, international bonds, emerging market bonds, and emerging market stocks. To ensure that the fund does not incur duplicate management fees as a result of its investment in another Price Fund, the management fee paid by the fund will be reduced in an amount sufficient to offset the fees paid by the underlying fund related to the investment.

Hedge Funds Investments in unregistered hedge funds may be used to gain exposure to certain asset classes. Hedge funds are not subject to the same regulatory requirements as mutual funds and other registered investment companies and an investing fund may not be able to rely on the protections under the 1940 Act that are available to investors in registered investment companies.

There are often advance notice requirements and withdrawal windows which limit investors’ ability to readily redeem shares of a hedge fund. If a hedge fund were to engage in activity deemed inappropriate by a fund or pursue a different strategy than the fund was led to believe, the fund may not be able to withdraw its investment in a hedge fund promptly after a decision has been made to do so, causing the fund to incur a significant loss and adversely affect its total return.

Hedge funds are not required to provide periodic pricing or valuation information to investors, and often engage in leveraging, short-selling, commodities investing and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings and investment strategies are not as transparent to investors or typically as diversified as those of traditional mutual funds; therefore, an investing fund is unable to look through to the hedge fund’s underlying investments in determining compliance with its own investment restrictions.

For the various reasons cited above, investments in a hedge fund are considered illiquid by an investing fund. Valuations of illiquid securities involve various judgments and consideration of factors that may be subjective, and there is a risk that inaccurate valuations of hedge fund positions could adversely affect the stated value of the fund. Fund investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the fund’s net assets, which, in turn, would affect amounts paid on redemptions of fund shares if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

Money Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less, or adjustable rate government securities that may have maturities longer than 397 days but have interest rate resets within 397 days. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

First Tier Money Market Securities Defined

At least 97% of the funds’ total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities in Rule 2a-7 under the 1940 Act. These include any security with a remaining maturity of 397 days or less, and adjustable rate government securities with longer maturities but interest rate resets within 397 days, that are rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the funds’ Boards.

DERIVATIVES

The funds may use derivatives whose characteristics are consistent with the funds’ investment program.

A derivative is a financial instrument that has a value based on – or “derived from” – the value of other assets, reference rates, or indexes. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indexes. The main types of derivatives are futures, options, forward contracts, swaps, and hybrid instruments.

Like most other fund investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the funds’ interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.

The funds may use derivatives for a variety of purposes. Potential uses include, but are not limited to, the following: adjusting duration; managing exposure to changes in interest rates, currency exchange rates, or credit quality; investing in broad segments of the market or certain asset classes with greater efficiency and at a lower cost than is possible through direct investment; enhancing income; improving risk-adjusted returns; expressing positive or negative views on a particular issuer, country, or currency; and managing cash flows into and out of a fund. The funds may use derivatives to take a short position in a currency, which allows a fund to sell a currency in excess of the value of its holdings denominated in that currency or to sell a currency even if it does not hold any assets denominated in the currency. The funds may also use derivatives to take short positions with respect to its exposure to a particular country or market. For example, a fund could sell futures contracts on a particular index where the value of the futures contract exceeds the value of the bonds or stocks represented in the index that are held by the fund, or the fund could sell futures or enter into interest rate swaps with respect to a particular bond market without owning any bonds in that market.

Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the OTC market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange’s clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.

Futures Contracts

Futures contracts are a type of potentially high-risk derivative.

Transactions in Futures

The funds may enter into futures contracts including stock index, interest rate, and currency futures (“futures” or “futures contracts”).

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the funds. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates.

Futures can also be used as an efficient means of regulating the funds’ exposure to the market.

Index Funds may only enter into futures contracts that are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. Otherwise, the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to provide a hedge for a portion of the funds’ portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The funds may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the funds’ portfolios successfully, the funds must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the funds’ portfolio securities.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the funds’ objectives in these areas.

Limitations on Futures

If the funds purchase or sell futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds’ assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the funds, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the funds to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the funds’ assets to cover or identified accounts could impede portfolio management or the funds’ ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions.

The CFTC’s rules limit the ability of a mutual fund to use commodities, futures, swaps and certain other derivatives if its investment adviser does not register with the CFTC as a CPO with respect to the fund. It is expected that all of the Price Funds will normally execute their investment programs within the limits and exemptions prescribed by the CFTC’s rules. As a result, T. Rowe Price does not intend to register with the CFTC as a CPO on behalf of any of the Price Funds. In the event one of the Price Funds engages in transactions that necessitate future registration with the CFTC, T. Rowe Price will register as a CPO and comply with applicable regulations with respect to that fund. Compliance with these additional regulatory requirements could increase the fund’s expenses.

For funds that utilize commodity interests, a notice has been filed on behalf of the funds with the National Futures Association claiming an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, pursuant to CFTC Rule 4.5. Accordingly, the Price Funds’ investment manager has not been subject to registration or regulation as a CPO.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained during the term of the contract. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds’ open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds (“variation margin”) to restore the margin account to the amount of the initial margin.

Subsequent payments (“mark-to-market payments”) to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the funds realize a gain; if it is more, the funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the funds realize a gain; if it is less, the funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the funds will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the funds enter into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the funds will gain $1,000 (250 units x gain of $4). If the funds enter into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the funds will lose $500 (250 units x loss of $2).

It is possible that hedging activities of funds investing in municipal securities will occur through the use of U.S. Treasury bond futures.

All funds (other than the Money Funds)

Special Risks of Transactions in Futures Contracts

• Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

• Fellow Customer Risk The funds are subject to “fellow-customer risk,” which is the risk that one or more customers of a futures commission merchant will default on their obligations and that the resulting losses will be so great that the futures commission merchant will default on its obligations and that margin posted by one customer will be used to cover a loss caused by a different customer.

There are rules that generally prohibit the use of one customer’s funds to meet the obligations of another customer, and that limit the ability to use customer margin posted by non-defaulting customers to satisfy losses caused by defaulting customers, by requiring the futures commission merchant to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before other customers would be exposed to fellow customer risk, these rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud, or other causes. If the loss is so great that, notwithstanding the application of the futures commission merchant’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the futures commission merchant could default and be placed into bankruptcy. In these circumstances, the Bankruptcy Code provides that non-defaulting customers will share pro-rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another futures commission merchant more difficult.

• Liquidity The funds may elect to close some or all of their futures positions at any time prior to their expiration. The funds would do so to reduce exposure represented by long futures positions or short futures positions. The funds may close their position by taking opposite positions, which would operate to terminate the funds’ position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the funds, and the funds would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the funds would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

• Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the funds’ underlying instruments sought to be hedged.

Successful use of futures contracts by the funds for hedging purposes is also subject to T. Rowe Price’s ability to correctly predict movements in the direction of the market. It is possible that, when the funds have sold futures to hedge their portfolios against a decline in the market, the index, indices, or instruments’ underlying futures might advance, and the value of the underlying instruments held in the funds’ portfolios might decline. If this were to occur, the funds would lose money on the futures and also would experience a decline in value in their underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the funds’ portfolios will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the funds were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in their portfolios) and prices instead increased, the funds would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in their futures positions. In addition, in such situations, if the funds have insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of the NYSE, normally at 4 p.m. ET), or, in the absence of such sale, the mean of closing bid and ask prices.

Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the funds intend to acquire. If the futures price at expiration of the option is above the exercise price, the funds will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the funds intend to acquire. If the futures price when the option is exercised is below the exercise price, however, the funds will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the funds intend to acquire.

Funds investing in municipal securities may trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the funds may trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed.

From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of a fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

Call and put options may be purchased or written on financial indices as an alternative to options on futures.

Special Risks of Transactions in Options on Futures Contracts

The risks described under “Special Risks of Transactions in Futures Contracts” are substantially the same as the risks of using options on futures. If the funds were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, their ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers’ orders.

In the event no such market exists for a particular contract in which the funds maintain a position, in the case of a written option, the funds would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The funds would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the funds may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the funds may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations Transactions by the funds in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Futures and Options Contracts

Although the funds have no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds’ orders are placed and the time they are liquidated, offset, or exercised.

U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

Limitations on Futures and Options

The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the funds’ net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver amounts that would exceed 15% of the funds’ total assets.

The funds will not write a covered call or put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the funds’ total assets.

The funds have no current intention of investing in options on individual securities. However, they reserve the right to do so in the future and could be subject to the following limitations: the funds may invest up to 15% of total assets in premiums on put options and 15% of total assets in premiums on call options. The total market value of the funds’ obligations under futures contracts and premiums on purchased options will not exceed 15% of each fund’s total assets.

All Funds

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of their portfolios. The funds’ use of such contracts would include, but not be limited to, the following:

First, when the funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the funds’ portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the funds may hedge all or part of their foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the funds. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the funds will be served.

Third, the funds may use forward contracts when the funds wish to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument–the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

At the maturity of a forward contract, the funds may sell the portfolio security and make delivery of the foreign currency, or they may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the funds retain the portfolio security and engage in an offsetting transaction, the funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the funds’ entering into a forward contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Should forward prices increase, the funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell. A fund may net any offsetting positions when calculating its aggregate market exposure to a particular currency and in managing the portfolio within its limit on the use of foreign currency instruments. This may occur, for instance, where a fund has entered into two forward foreign currency exchange contracts with concurrent settlement dates, and one provides for delivery of currency A and receipt of currency B and the other contract provides for delivery of currency B and receipt of currency A.

The funds may also engage in non-deliverable forward transactions to manage currency risk, as well as to gain exposure to a currency, whether or not the fund owns securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty to buy or sell a specified amount of a particular currency at an agreed upon foreign exchange rate on a future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any difference between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. When currency exchange rates do not move as anticipated, a fund could sustain losses on the non-deliverable forward transaction. This risk is heightened when the transactions involve currencies of emerging market countries.

The funds may enter into forward contracts for any purpose consistent with the funds’ investment objectives and programs. However, the funds will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the funds’ holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the funds may net offsetting positions.

If the value of the assets being used as cover declines or the amount of the fund’s commitment increases because of changes in currency rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward agreement. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward transaction as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to comply with the terms of the contract. There is no assurance that a fund would succeed in pursuing any contractual remedies available under the agreement.

Although most currency derivatives will generally be considered liquid investments, the funds may consider derivatives that involve particular currencies to be illiquid. The funds’ dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the funds at one rate, while offering a lesser rate of exchange should the funds desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

The funds may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds’ taxable years and any gains or losses will be recognized for tax purposes at that time. Such gains or losses (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions, although swaps are now generally excluded from the definition of a Section 1256 contract.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a “constructive sale” of offsetting stocks or debt securities of the funds. In such a case, the funds will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislations and new IRS regulations could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

Options

Options are a type of potentially high-risk derivative.

Writing Call Options

The funds may write (sell) American or European style “covered” call options and purchase options to close out options previously written. In writing covered call options, the funds expect to generate additional premium income, which should serve to enhance the funds’ total return and reduce the effect of any price decline of the security, index, or currency involved in the option. Call options will generally be written on securities, indexes, or currencies which, in T. Rowe Price’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the funds.

A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). Index options are option contracts in which the underlying value is based on the level of a particular securities index. So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The funds generally will write only covered call options. This means that the funds will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the “covered” option. From time to time, the funds will write a call option that is not covered as indicated above (for example, an option on an index) but where the funds will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies or index level. While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options, which could result in unlimited losses if a fund writes an uncovered call option.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the funds’ investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the funds generally will not do) but capable of enhancing the funds’ total return. When writing a covered call option, the funds, in return for the premium, give up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the funds have no control over when they may be required to sell the underlying securities or currencies, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the funds have written expires, the funds will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the funds will realize a gain or loss from the sale of the underlying security or currency. The funds do not consider a security or currency covered by a call to be “pledged” as that term is used in the funds’ policy, which limits the pledging or mortgaging of assets. If the fund writes an uncovered option on a security as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the funds’ loss could be significant.

The premium received is the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the NYSE, normally 4 p.m. ET) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

As the seller of an index call option, the fund receives a premium from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) by the expiration date of the option. If the purchaser does not exercise the option, the fund retains the premium. If the purchaser exercises the option, the fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price, and the value of the index determine the gain or loss realized by the fund as the seller of the index call option. The fund can also repurchase the call option prior to the expiration date, thereby ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the fund.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price, expiration date, or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. When the funds write a covered call option, they run the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the funds’ total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Put Options

The funds may write American or European style covered put options and purchase options to close out options previously written by the funds. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security, currency, or index option at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

If the funds write put options, they will do so only on a covered basis. This means that the funds would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the funds will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The funds would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the funds’ portfolios at a price lower than the current market price of the security or currency. In such event the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the funds. In addition, the funds, because they do not own the specific securities or currencies which they may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds’ total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

The premium received by the funds for writing covered put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the NYSE, normally 4 p.m. ET), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options

The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their securities or currencies.

The funds may purchase a put option on an underlying security or currency (a “protective put”) owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The funds will not commit more than 5% of total assets to premiums when purchasing put options. The premium paid by the funds when purchasing a put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the NYSE, normally 4 p.m. ET) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase call options for the purpose of increasing their current return or avoiding tax consequences which could reduce their current return. The funds may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as the funds hold such a call option, rather than the underlying security or currency itself, the funds are partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the NYSE, normally 4 p.m. ET), or, in the absence of such sale, the mean of closing bid and ask prices.

Dealer (Over-the-Counter) Options

The funds may engage in transactions involving dealer options. Certain risks, including credit risk and counterparty risk, are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely primarily on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so could result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options are less liquid or could have no liquidity. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Under certain conditions, the funds may also be able to resell or assign a purchased dealer option to another dealer on substantially the same terms. Similarly, when the funds write a dealer option, unless they can assign the option to another dealer, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the dealers will consent to the closing transaction nor is it assured that the funds will realize a favorable price. Until the funds, as a covered dealer call option writer, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds.

The funds may consider OTC options to be liquid holdings; however, any OTC options that cannot be unwound, reassigned, or sold are generally considered to be illiquid. The funds may treat the cover used for written OTC options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

In addition, for certain types of OTC options that have substantially similar terms to exchange-traded options, the funds may treat such options, and the underlying cover used for written options, as liquid based on factors such as: (1) the frequency and availability of dealer quotes and the comparability to prices available on an options exchange; (2) the number of dealers willing to purchase or accept assignments of such OTC options; and (3) the nature of the OTC options, their settlement terms and their termination provisions (i.e., the time needed to close out or terminate an OTC position, method of soliciting offers, and mechanics of transfer).

Warrants

Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Hybrid Instruments

A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In addition, the various benchmarks and prices for underlying assets can be highly volatile. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Swap Agreements

A number of the funds may enter into interest rate, index, total return, credit, and, to the extent they may invest in foreign currency-denominated securities, currency rate swap agreements. The funds may also enter into options on swap agreements (“swaptions”) on the types of swaps listed above as well as swap forwards.

Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually in 3 to 6 months.

One example of the use of swaps by the funds is to manage the interest rate sensitivity of the funds. The funds might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the funds. Or, the funds may buy or sell swaptions to effect the same result. The funds may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

Another example is the use of credit default swaps to buy or sell credit protection. A credit default swap is a contract that enables an investor to buy or sell protection against a predetermined issuer credit event. The seller of a credit default swap may enhance income by guaranteeing the creditworthiness of the debt issuer and the buyer is provided with protection against credit risks of the issuer. Market supply and demand factors may cause distortions between the cash securities market and the default swap market.

Most swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the funds’ current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The funds’ current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

The use of swap agreements by the funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

The funds will generally incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When the funds purchase a swaption it risks losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the funds write a swaption they will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

PORTFOLIO MANAGEMENT PRACTICES

Lending of Portfolio Securities

Securities loans may be made by the funds to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds’ investment program. The collateral, in turn, is invested in short-term securities, including shares of a T. Rowe Price internal money fund or short-term bond fund. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program and the agent receives a fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only if, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Borrowing and Lending

The Price Funds are parties to an interfund lending exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of the Price Funds.

In addition, the Floating Rate Fund, Floating Rate Multi-Sector Account Portfolio, Global Allocation Fund, and Institutional Floating Rate Fund have entered into a committed line of credit facility administered by JPMorgan Chase Bank, N.A. (“JPMorgan”), with JP Morgan, Bank of New York Mellon, and State Street Bank and Trust Company as lenders pursuant to which the funds may borrow up to $300 million in order to provide them with temporary liquidity on a first-come, first-served basis. Interest is charged to the borrowing fund at a rate equal to the Federal Funds rate plus the sum of (a) 1.00% per annum plus (b) if the LIBOR Reference Rate exceeds the Federal Funds Rate, the amount of such excess. A commitment fee, equal to 0.08% per year of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the “underlying security”) from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price’s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the funds’ investment guidelines would allow them to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing their rights.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See “Investment Restrictions.”)

Cash Reserves

The funds may invest their cash reserves primarily in one or more money market funds or short-term bond funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation and used for cash reserves management: the TRP Government Reserve Investment Fund and TRP Reserve Investment Fund. In addition, two such short-term bond funds may be used for cash reserves management: the T. Rowe Price Short-Term Government Reserve Fund and T. Rowe Price Short-Term Reserve Fund. Each of the four funds is a series of the T. Rowe Price Reserve Investment Funds, Inc. These funds were created and operate under an exemptive order issued by the SEC. Additional money market funds or short-term bonds may be created in the future.

TRP Government Reserve Investment Fund and TRP Reserve Investment Fund comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. T. Rowe Price Short-Term Government Reserve Fund and T. Rowe Price Short-Term Reserve Fund generally comply with the risk-limiting conditions of Rule 2a-7, although they are not regulated under Rule 2a-7 and do not use amortized cost in an effort to maintain a stable $1.00 share price. TRP Government Reserve Investment Fund and T. Rowe Price Short-Term Government Reserve Fund invest primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasury securities and repurchase agreements thereon.

The TRP Reserve Funds provide an efficient means of managing the cash reserves of the T. Rowe Price funds. While none of the TRP Reserve Funds pays an advisory fee to T. Rowe Price, each will incur other expenses. However, the TRP Reserve Funds are expected by T. Rowe Price to operate at very low expense ratios. The Price Funds will only invest in the TRP Reserve Funds to the extent consistent with their investment objectives and programs.

None of the funds is insured or guaranteed by the FDIC or any other government agency. Although the TRP Government Reserve Investment Fund and TRP Reserve Investment Fund seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

Credit Opportunities, Floating Rate, High Yield, Institutional Credit Opportunities, Institutional Floating Rate, and Institutional High Yield Funds

Short Sales

The funds may make short sales for hedging purposes to protect them against companies whose credit is deteriorating. Short sales are transactions in which the funds sell a security they do not own in anticipation of a decline in the market value of that security. The funds’ short sales would be limited to situations where the funds own a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds’ net assets.

To complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A fund secures its obligation to replace borrowed securities by also depositing collateral with the broker, usually in cash, U.S. government securities or other liquid securities similar to those borrowed.

Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other liquid securities as permitted by the SEC, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds’ security being hedged by the short sale.

The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the funds enter into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the funds are permitted to invest may cause certain appreciated positions in securities held by the funds to qualify as a “constructive sale,” in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, a fund would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the funds. Because these rules do not apply to “straight” debt transactions, it is not anticipated that they will have a significant impact on the funds; however, the effect cannot be determined until the issuance of clarifying regulations.

INVESTMENT RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds’ Boards without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds’ prospectuses or SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the funds’ total assets will include investments made with cash received by the funds as collateral for securities loaned. The diversification test required by the Code is set forth in the prospectuses of the funds referred to by name in restrictions (8) and (9) below.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(1) (a) Borrowing (All funds except Spectrum Funds) Borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

 (b) Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

(2) (a) Commodities (All Funds except Money Funds, Dividend Growth, Diversified Small-Cap Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, Short-Term Government Reserve, and Short-Term Reserve Funds, and Emerging Markets Local Multi-Sector Account Portfolio) Purchase or sell commodities, except to the extent permitted by applicable law;

 (b) Commodities (Dividend Growth, Diversified Small-Cap Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, and New America Growth Funds, and Emerging Markets Local Multi-Sector Account Portfolio) Purchase or sell physical commodities, except that the funds may enter into futures contracts and options thereon;

 (c) Commodities (Money Funds, Short-Term Government Reserve, and Short-Term Reserve Funds) Purchase or sell commodities;

(3) Equity Securities (Summit Municipal Money Market Fund) Purchase equity securities or securities convertible into equity securities;

(4) (a) Industry Concentration (All funds except Equity Index 500, Extended Equity Market Index, Health Sciences, Institutional Frontier Markets Equity, International Equity Index, Financial Services, Global Real Estate, Prime Reserve, Real Estate, TRP Reserve, Retirement, Spectrum, Summit Cash Reserves, Total Equity Market Index, and U.S. Bond Enhanced Index Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ total assets would be invested in the securities of issuers having their principal business activities in the same industry;

 (b) Industry Concentration (Financial Services, Global Real Estate, Health Sciences, Institutional Frontier Markets Equity, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund’s prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund’s prospectus; (iii) the Global Real Estate and Real Estate Funds will invest more than 25% of their total assets in the real estate industry as defined in the funds’ prospectuses; and (iv) the Institutional Frontier Markets Equity Fund will invest more than 25% of its total assets in the banking industry;

 (c) Industry Concentration (Equity Index 500, Extended Equity Market Index, International Equity Index, Total Equity Market Index, and U.S. Bond Enhanced Index Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

 (d) Industry Concentration (Prime Reserve, TRP Reserve, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker’s acceptances;

 (e) Concentration (Retirement and Spectrum Funds) Concentrate in any industry, except that the funds will concentrate (invest more than 25% of total assets) in the mutual fund industry;

(5) (a) Loans (All funds except Retirement and Spectrum Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

 (b) Loans (Retirement and Spectrum Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

(6) Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

(7) Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds’ total assets, valued at market;

(8) Percent Limit on Assets Invested in Any One Issuer (All funds except Africa & Middle East, Asia Opportunities, Emerging Europe, Emerging Markets Bond, Emerging Markets Corporate Multi-Sector Account Portfolio, Emerging Markets Local Currency Bond, Emerging Markets Local Multi-Sector Account Portfolio, Global Real Estate, Institutional Africa & Middle East, Institutional Concentrated International Equity, Institutional Emerging Markets Bond, Institutional Frontier Markets Equity, Institutional International Bond, Institutional Large-Cap Growth, International Bond, International Concentrated Equity Fund, Latin America, New Asia, RDFs, and Spectrum Funds, and the State Tax-Free Income Trust) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and securities of other investment companies;

(9) Percent Limit on Share Ownership of Any One Issuer (All funds except Africa & Middle East, Asia Opportunities, Emerging Europe, Emerging Markets Bond, Emerging Markets Corporate Multi-Sector Account Portfolio, Emerging Markets Local Currency Bond, Emerging Markets Local Multi-Sector Account Portfolio, Global Real Estate, Institutional Africa & Middle East, Institutional Concentrated International Equity, Institutional Emerging Markets Bond, Institutional Frontier Markets Equity, Institutional International Bond, Institutional Large-Cap Growth, International Bond, International Concentrated Equity, Latin America, New Asia, RDFs, and Spectrum Funds, and the State Tax-Free Income Trust) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(10) (a) Real Estate (All funds except Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 (b) Real Estate (Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) (a) Senior Securities (All funds except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

 (b) Senior Securities (Spectrum Funds) Issue senior securities;

(12) Short Sales (Spectrum Funds) Effect short sales of securities;

(13) Taxable Securities (California Tax-Free Income Trust, State Tax-Free Income Trust, and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds’ income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds’ income would be subject to the AMT; or

(14) Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

 The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

 Money Funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

 All funds except Money Funds, Dividend Growth, Diversified Small-Cap Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, New America Growth, Short-Term Government Reserve, and Short-Term Reserve Funds, and Emerging Markets Local Multi-Sector Account Portfolio With respect to investment restriction (2), the funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments but the funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the Investment Company Act of 1940 or other applicable law.

 Dividend Growth, Diversified Small-Cap Growth, Institutional High Yield, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, and New America Growth Funds, and Emerging Markets Local Multi-Sector Account Portfolio

With respect to investment restriction (2), the funds do not consider currency contracts or hybrid investments to be commodities.

 All funds except Retirement and Spectrum Funds For purposes of investment restriction (4):

• U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

• For the International Equity Funds (except for the Japan Fund), Tax-Efficient Equity, and Equity Funds except Financial Services, Global Industrials, Global Technology, Media & Telecommunications, New Era, Real Assets, and Science & Technology Funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor’s (MSCI/S&P) Global Industry Classification Standard. For the Japan Fund, industries are determined by reference to the industries and sub-industries set forth by the Tokyo Stock Price Index (TOPIX) industry structure. For Financial Services, Global Industrials, Global Technology, Media & Telecommunications, New Era, Real Assets, and Science & Technology Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. For the Corporate Income, Inflation Focused Bond, Inflation Protected Bond, Institutional Core Plus, Institutional Global Multi-Sector Bond, Institutional Long Duration Credit, Investment-Grade Corporate Multi-Sector Account Portfolio, New Income, Short-Term Bond, Strategic Income, and U.S. Bond Enhanced Index Funds, and the fixed-income investments of the Balanced, Global Allocation, and Personal Strategy Funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the Barclays Capital Global Aggregate Bond Index. However, for the Corporate Income Fund, Institutional Long Duration Credit Fund, and Investment-Grade Corporate Multi-Sector Account Portfolio, an issuer that is classified by Barclays Capital as a banking company, but which has its principal business activities in a different industry, will be considered to belong to the industry in which it has its principal business activities. For the Credit Opportunities, Emerging Markets Bond, Emerging Markets Corporate Multi-Sector Account Portfolio, Emerging Markets Corporate Bond, Emerging Markets Local Currency Bond, Emerging Markets Local Multi-Sector Account Portfolio, Floating Rate, Floating Rate Multi-Sector Account Portfolio, GNMA, High Yield, High Yield Multi-Sector Account Portfolio, Institutional Credit Opportunities, Institutional Emerging Markets Bond, Institutional Floating Rate, Institutional High Yield, Institutional International Bond, International Bond, Mortgage-Backed Securities Multi-Sector Account Portfolio, Prime Reserve, TRP Reserve, Summit Income, U.S. Treasury, and Ultra Short-Term Bond Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. Annual changes by MSCI/S&P, TOPIX, or Barclays Capital to their classifications will be implemented within 30 days after the effective date of the change. The Africa & Middle East Fund, Institutional Africa & Middle East Fund, and Latin America Fund consider telecommunications and banking companies of a single country to be separate industries from telecommunications and banking companies of any other country. It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the International Bond Funds will not invest more than 25% of total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

 All funds except Summit Income and U.S. Bond Enhanced Index Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

 All funds except Spectrum Funds For purposes of investment restrictions (8) and (9), the funds will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

 Taxable Bond and Money Funds For purposes of investment restrictions (8) and (9), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

 With respect to investment restriction (11), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

 For purposes of investment restriction (13), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds’ taxable year.

Operating Policies

As a matter of operating policy, the funds may not:

(1) Borrowing (All funds except Global Allocation Fund) Purchase additional securities when money borrowed exceeds 5% of total assets;

(2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

(3) Equity Securities (California Tax-Free Income Trust, State Tax-Free Income Trust, and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Funds) may invest up to 10% of total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the funds’ investment objectives and, further provided, that Money Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds;

(4) Forward Currency Contracts (Retirement and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future;

(5) (a) Futures Contracts (All funds except Money Funds and Retirement and Spectrum Funds) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds’ net asset value;

 (b) Futures (Retirement and Spectrum International Funds) Purchase futures, although the funds reserve the right to do so in the future;

 (c) Futures (Spectrum Growth and Spectrum Income Funds) Invest in futures;

(6) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of net assets (10% of net assets for Spectrum Funds and 5% of total assets for Money Funds) would be invested in such securities;

(7) Investment Companies (All funds except Retirement and Spectrum Funds) Purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Funds (provided that the investing fund does not invest more than 25% of its net assets in such funds); (ii) securities of T. Rowe Price institutional funds; (iii) in the case of the Money Funds, only securities of other money market funds; or (iv) otherwise consistent with the 1940 Act;

(8) Margin (All funds except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

(9) Mortgaging (All funds except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the funds’ total assets at the time of borrowing or investment;

(10) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

(11) (a) Options, etc. (All funds except Retirement and Spectrum Funds) Invest in options in excess of the limits set forth in the funds’ prospectuses and this SAI;

 (b) Options (Retirement Funds) Invest in options although the funds reserve the right to do so in the future;

 (c) Options (Spectrum Funds) Invest in options;

(12) (a) Short Sales (All funds except Credit Opportunities, Floating Rate, High Yield, Institutional Credit Opportunities, Institutional Floating Rate, and Institutional High Yield Funds) Effect short sales of securities;

 (b) Short Sales (Credit Opportunities, Floating Rate, High Yield, Institutional Credit Opportunities, Institutional Floating Rate, and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in the funds’ prospectuses and SAI;

(13) Warrants Invest in warrants if, as a result, more than 10% of the value of the fund’s net assets would be invested in warrants, provided that, the Money, Retirement, Spectrum, State Tax-Free, Tax-Free, and Summit Municipal Funds will not invest in warrants; and

(14) Commodities (Real Assets Fund) Purchase or sell physical commodities, except that the fund reserves the right to do so in the future.

NOTES

The following Notes should be read in connection with the above-described operating policies. The Notes are not operating policies.

For purposes of investment restriction (8), margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase. If a fund is subject to an 80% name test as set forth in its prospectus, the 80% investment policy will be based on the fund’s net assets plus any borrowings for investment purposes. For purposes of determining whether a fund invests at least 80% of its net assets in a particular country or geographic region, the funds use the country assigned to an equity security by MSCI Barra or another unaffiliated third-party data provider, and the funds use the country assigned to a fixed income security by Bloomberg or another unaffiliated third-party data provider. The funds generally follow this same process with respect to the remaining 20% of assets but may occasionally make an exception after assessing various factors relating to a company.

A 30% withholding tax will be imposed on any dividends and redemption proceeds that are paid after December 31, 2012, to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS stipulating that they will provide the IRS with certain information (including name, address and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Media & Telecommunications, Mid-Cap Value, Personal Strategy, Real Estate, Summit Income, Summit Municipal, U.S. Bond Enhanced Index, and Value Funds

Notwithstanding anything in the previously listed fundamental and operating restrictions to the contrary, the funds listed above may invest all of their assets in a single investment company or a series thereof in connection with a “master-feeder” arrangement. Such an investment would be made where the funds (a “Feeder”), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the “Master”). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

Foreign Investments

In addition to the restrictions previously described, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, P-notes may sometimes be used to gain access to these markets. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund’s total assets may be invested in such securities.

Retirement and Spectrum Funds

There is no limit on the amount the RDFs, and TRFs, and Spectrum Funds may own of the total outstanding voting securities of other Price Funds. The funds, in accordance with their prospectuses, may invest more than 5% of their total assets in any one or more of the Price Funds. The funds may invest more than 10% of their total assets, collectively, in registered investment companies within the T. Rowe Price family of funds.

CUSTODIAN

State Street Bank and Trust Company is the custodian for the funds’ U.S. securities and cash, but it does not participate in the funds’ investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank’s main office is at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank maintains shares of the Retirement and Spectrum Funds in the book entry system of the funds’ transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

CODE OF ETHICS

The funds, their investment adviser and investment sub-adviser, if applicable, (T. Rowe Price, T. Rowe Price International, Price Hong Kong, or Price Singapore), and their principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics and Conduct which requires persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price’s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each fund’s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of a fund’s first and third fiscal quarter-end. In addition, the funds’ Boards have adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and the disclosure of portfolio commentary and statistical information about the funds’ portfolios and their securities. The policy on the general manner in which the funds’ portfolio securities are disclosed is set forth in the funds’ prospectuses. In addition, portfolio holdings with respect to periods prior to the most recent quarter-end may be disclosed upon request, subject to the sole discretion of T. Rowe Price.

This SAI sets forth details of the funds’ policy on portfolio holdings disclosure as well as the funds’ policy on disclosing information about the funds’ portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income and/or international steering committees of the funds’ investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the T. Rowe Price funds. Each steering committee is comprised of senior investment management personnel of T. Rowe Price, T. Rowe Price International, Price Hong Kong, and/or Price Singapore. Each committee as a whole determines the funds’ policy on the disclosure of portfolio holdings and related information. The funds’ Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds’ portfolios and the need to protect the funds from potentially harmful disclosures.

From time to time, officers of the funds, the funds’ investment adviser (and investment sub-adviser, if applicable) or the funds’ distributor (collectively, “TRP”) may express their views orally or in writing on one or more of the funds’ portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds’ most recent quarter-end and therefore may not be reflected on the list of the funds’ most recent quarter-end portfolio holdings disclosed on the website.

Additionally, TRP may provide oral or written information (“portfolio commentary”) about the funds, including, but not limited to, how the funds’ investments are divided among various sectors, industries, countries, value and growth stocks, small-, mid-, and large-cap stocks, and among stocks, bonds, currencies, and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. TRP may also provide oral or written information (“statistical information”) about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds’ most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of TRP, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

TRP also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Full portfolio holdings are disclosed to the funds’ custodians and auditors. Portfolio holdings are disclosed to the funds’ pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds’ investment advisers and investment sub-advisers may use analytical systems provided by third parties who may have access to the funds’ portfolio holdings. In all of these situations, the funds or TRP have entered into an agreement with the outside party under which the party undertakes to maintain the funds’ portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. TRP relies on these non-disclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth in the following table under “Fund Service Providers.” The policies and procedures adopted by the funds’ Boards require that any additions to the list of “Fund Service Providers” be approved by specified officers at TRP.

In certain limited situations, the funds may provide portfolio holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from one of the Price Funds and T. Rowe Price believes that such disclosure will not be harmful to the fund. In these situations, T. Rowe Price makes it clear through non-disclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the funds’ portfolio securities, the funds may disclose one or more of their securities. The funds have not entered into formal non-disclosure agreements in connection with these situations; however, the funds would not continue to conduct business with a person who TRP believed was misusing the disclosed information.

Fund Service Providers

Service Provider	Service
Algorithmics	Systems Vendor
Barclays	Fixed Income Analytics
Bloomberg	Pricing and Data Vendor
Broadridge	Printing and Mailing Vendor
Broadridge Systems	Systems Vendor
SAP	Systems Vendor
Charles River	Systems Vendor
Citigroup	Fixed Income Analytics
COR-FS Ltd.	Systems Vendor
DG3	Typesetting Vendor

Service Provider	Service
DST Global Solutions	Systems Vendor
DST Brokerage Solutions	Systems Vendor
DTCC Derivatives Repository Ltd.	OTC Derivatives Record-Keeping and Reporting Vendor
DTCC Loan/SERV LLC	Bank Debt Reconciliation Vendor
Eagle	Systems Vendor
FactSet	Systems Vendor
Finix Business Strategies	Consultant
Interactive Data	Pricing and Systems Vendor
Investor Tools, Inc.	Fixed Income Analytics
ITG, Inc.	Pricing and Systems Vendor
JPMorgan Chase	Custodian and Securities Lending Agent
JW Boarman	Printing Vendor
Lend Amend	Bank Debt Amendment Data Provider and Service
Markit WSO Corporation	Pricing and Systems Vendor
McArdle Printing Company	Printing and Mailing Vendor
Omgeo LLC	Systems Vendor
Portware, LLC	Systems Vendor
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
ISS	Proxy and Systems Vendor
RR Donnelley	Systems, Printing, and Mailing Vendor
Serena	Systems Vendor
SmartStream Technologies	Systems Vendor
Standard & Poor’s	Pricing Vendor
State Street Bank	Custodian and Securities Lending Agent
Sybase Inc.	Systems Vendor
Thomson Reuters	Pricing Vendor
TriOptima	Derivatives Reconciliation Systems Vendor
WCI Consulting	Systems Vendor
Wilshire	Systems Vendor
PRICING OF SECURITIES

All Price Funds (except Money Funds and Fund-of-Funds)

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities, or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Exchange-traded options on futures contracts are valued at the closing settlement prices. Foreign currency forward contracts are valued using the prevailing forward exchange rate. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Price Funds Investing in Foreign Securities

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.

Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds’ portfolio securities may not occur on days when the funds are open.

If a fund determines that developments between the close of a foreign market and the close of the NYSE, normally 4 p.m. ET, will, in its judgment, materially affect the value of some or all of its portfolio securities, that fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Money Funds

Securities are currently valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act. However, proposed amendments to Rule 2a-7, if adopted, could result in the elimination of the use of amortized cost when valuing securities maturing in more than 60 days.

Price Funds Investing in Other Price Funds

Investments in the underlying Price Funds held by each fund are valued at their closing net asset value per share on the day of valuation.

Price Funds Investing in Hedge Funds

A fund relies primarily on the limited pricing and valuation information provided by the hedge fund managers in order to value its hedge fund investments. The funds attempt, to the extent they are able to do so, to review the valuation methodology utilized by a hedge fund to gauge whether its principles of fair value are consistent with those used by the funds for valuing their own investments. A fund will seek as much information as possible from the hedge fund in order to value its investment and determine the fair value of its interest in the hedge fund based on all relevant circumstances. This may include the most recent estimated net asset value and estimated returns reported by the hedge fund, as well as accrued management fees and any other relevant information available at the time the fund values its assets.

All Price Funds

The values assigned to private placements and other restricted securities, and to those investments for which the valuation procedures previously described are inappropriate, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee (the “Valuation Committee”). The Valuation Committee has been established by the funds’ Board of Directors to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds’ shares is equal to the funds’ net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds is calculated as of the close of trading on the NYSE, normally 4 p.m. ET every day the NYSE is open for trading.

Determination of net asset value (and the offering, sale, redemption, and purchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist. Under certain limited conditions, a money fund may accept and process purchase and redemption orders during times that the NYSE is not open for trading.

Money Funds

Maintenance of Money Funds’ Net Asset Value per Share at $1.00

It is the policy of the funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds’ acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a) The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds’ investment objectives, to stabilize the funds’ net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b) The funds must (i) maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable price per share; (ii) not purchase any instrument with a remaining maturity greater than 397 calendar days, except for certain adjustable rate government securities or other instruments that meet the requirements of Rule 2a-7; (iii) maintain a dollar-weighted average portfolio maturity of 60 days or less; (iv) maintain a dollar-weighted average life of 120 days or less; (v) not acquire any security other than a “weekly liquid asset,” as defined in Rule 2a-7, unless they hold at least 30% of their total assets in weekly liquid assets; and (vi) for the taxable funds, not acquire any security other than a “daily liquid asset,” as defined in Rule 2a-7, unless they hold at least 10% of their total assets in daily liquid assets;

(c) The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the funds’ Boards determine present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

(d) The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the funds will continue to use the amortized cost method only so long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although the funds believe that they will be able to maintain their net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If the funds’ net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Boards of the funds might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the funds’ net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

The funds may suspend redemptions and payment of redemption proceeds if: the funds’ Board determines that the deviation between a fund’s amortized cost price per share and its market-based net asset value per share may result in material dilution or unfair results; the Board has irrevocably approved the liquidation of the fund; and the fund notifies the SEC of its decision to liquidate prior to suspending redemptions.

Prime Reserve and TRP Reserve Funds

Prime Money Market Securities Defined

Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less, and adjustable rate government securities with longer maturities but interest rate resets within 397 days, that are rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the funds’ Boards.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

IN-KIND REDEMPTIONS AND PURCHASES

Redemptions In-Kind

Certain Price Funds have filed with the SEC a notice of election under Rule 18f-1 of the 1940 Act. This election permits a fund to effect a redemption in-kind if, in any 90-day period, a shareholder redeems: (i) more than $250,000 from the fund; or (ii) redeems more than 1% of the fund’s net assets. If either of these conditions is met, the fund has the right to pay the difference between the redemption amount and the lesser of these two figures with securities from the fund’s portfolio rather than in cash.

In the unlikely event a shareholder receives an in-kind redemption of portfolio securities from a fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred.

The Price Funds may also redeem securities in-kind to certain affiliates according to procedures adopted by the Price Funds’ Boards. The procedures generally require a pro-rata distribution of a fund’s securities subject to certain limited exceptions.

Issuance of Fund Shares for Securities

Transactions involving the issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and investment policies of the funds; (b) are generally acquired for investment and not for resale; (c) have a value that is readily ascertainable, which may include securities listed or traded in a recognized U.S. or international exchange or market; and (d) are not illiquid. The securities received in-kind must be deemed by the fund’s portfolio manager to be appropriate, in type and amount, for investment by the fund receiving the securities in light of its investment objectives, investment programs and policies, and its current holdings.

TAX STATUS

The funds intend to qualify as “regulated investment companies” under Subchapter M of the Code.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares.

For individual shareholders, a portion of the funds’ ordinary dividends representing “qualified dividend income” may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. “Qualified dividend income” is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on non-qualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the Global Real Estate or Real Estate Funds, is expected to qualify for this lower rate.

For corporate shareholders, a portion of the funds’ ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the funds’ income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the international equity funds (and the global funds that hold significant non-U.S. securities) or the bond and money funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

The funds may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in net asset value. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the IRS could challenge the funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the funds.

At the time of your purchase of shares (except in Money Funds), the funds’ net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carry-overs, if any. For federal income tax purposes, the funds are permitted to carry forward any net realized capital losses for eight years for any such losses incurred in taxable years beginning on or before December 22, 2010, or indefinitely for any such losses incurred in taxable years beginning after December 22, 2010, and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An ownership change could result in capital loss carry-overs from taxable years beginning on or before December 22, 2010, to expire unused, thereby reducing a fund’s ability to offset capital gains with those losses. Capital loss carry-overs generated in years beginning after December 22, 2010, are also subject to the ownership change limitation but will not expire. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change.

If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund’s distributions, to the extent made out of the fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not “pass through” to shareholders. A fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in recent legislation, but such remedies may still result in a significant tax penalty to the fund.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder’s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax adviser to determine the precise U.S. and local tax consequences to an investment in any fund.

A 30% withholding tax may be imposed on all or a portion of any dividends paid after June 30, 2014, and redemption proceeds paid after December 31, 2016, to: (i) foreign financial institutions, including non-U.S. investment funds and trusts, unless they agree to collect and disclose to the IRS, or in certain cases to their country of residence, information regarding their direct and indirect U.S. account holders or are exempt from these requirements and certify as such; and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-exempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an Intergovernmental Agreement with the U.S). stipulating that they will provide the IRS with certain information (including name, address and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Retirement and Spectrum Funds

Distributions by the underlying Price Funds, redemptions of shares in the underlying Price Funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains. In addition, the funds will generally not be able to currently offset gains realized by one underlying Price Fund in which the funds invest against losses realized by another underlying Price Fund. These factors could affect the amount, timing, and character of distributions to shareholders.

State Tax-Free and Tax-Free Funds

The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. It is possible that a portion of the funds’ dividends is not exempt from federal income taxes. You will receive a Form 1099-DIV, or other IRS forms, as required, reporting the taxability of all dividends. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the alternative minimum tax. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds’ total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to “pass through” to the funds’ shareholders any eligible foreign income taxes paid by the funds. Certain funds of funds may also be able to pass through foreign taxes paid by other mutual funds in which they are invested if at least 50% of the value of the funds’ total assets at the end of each fiscal quarter comprises interests in such regulated investment companies. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.

Passive Foreign Investment Companies

The funds may purchase, directly or indirectly, the securities of certain foreign investment funds or trusts, called “passive foreign investment companies” for U.S. tax purposes. Sometimes such investments are the only or primary way to invest in companies in certain countries. Some or all of the capital gains on the sale of such holdings may be considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and/or an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and/or interest, the funds may treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses may be allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

Investing in Mortgage Entities

Special tax rules may apply to the funds’ investments in entities which invest in or finance mortgage debt. Such investments include residual interests in Real Estate Mortgage Investment Conduits and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

CAPITAL STOCK (MARYLAND CORPORATIONS)

All funds except Capital Appreciation, Equity Income, GNMA, and New America Growth Funds, and California Tax-Free Income Trust and State Tax-Free Income Trust

All of the funds, other than those listed immediately above, are organized as Maryland corporations (“Corporations”) or series thereof. The funds’ Charters authorize the Boards to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds’ Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

The series (and classes) set forth in the following table have been established by the Boards under the Articles of Incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations’ shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series or class are enforceable against the assets associated with that series or class only. The Articles of Incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company, commonly known as a “mutual fund.”

Maryland Corporations	Year of Inception
T. Rowe Price Balanced Fund, Inc. (fund)	1939
T. Rowe Price Blue Chip Growth Fund, Inc. (fund) T. Rowe Price Blue Chip Growth Fund–Advisor Class (class) T. Rowe Price Blue Chip Growth Fund–R Class (class)	1993 2000 2002
T. Rowe Price Capital Opportunity Fund, Inc. (fund) T. Rowe Price Capital Opportunity Fund–Advisor Class (class) T. Rowe Price Capital Opportunity Fund–R Class (class)	1994 2004 2004
T. Rowe Price Corporate Income Fund, Inc. (fund)	1995
T. Rowe Price Credit Opportunities Fund, Inc. (fund) T. Rowe Price Credit Opportunities Fund–Advisor Class (class)	2014 2014
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (fund)	2003
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (fund)	1997
T. Rowe Price Dividend Growth Fund, Inc. (fund) T. Rowe Price Dividend Growth Fund–Advisor Class (class)	1992 2005
T. Rowe Price Financial Services Fund, Inc. (fund)	1996
T. Rowe Price Floating Rate Fund, Inc. (fund) T. Rowe Price Floating Rate Fund–Advisor Class (class)	2011 2011
T. Rowe Price Global Allocation Fund, Inc. (fund) T. Rowe Price Global Allocation Fund–Advisor Class (class)	2013 2013
T. Rowe Price Global Real Estate Fund, Inc. (fund) T. Rowe Price Global Real Estate Fund–Advisor Class (class)	2008 2008
T. Rowe Price Global Technology Fund, Inc. (fund)	2000
T. Rowe Price Growth & Income Fund, Inc. (fund)	1982
T. Rowe Price Growth Stock Fund, Inc. (fund) T. Rowe Price Growth Stock Fund–Advisor Class (class) T. Rowe Price Growth Stock Fund–R Class (class)	1950 2001 2002
T. Rowe Price Health Sciences Fund, Inc. (fund)	1995
T. Rowe Price High Yield Fund, Inc. (fund) T. Rowe Price High Yield Fund–Advisor Class (class)	1984 2000
T. Rowe Price Index Trust, Inc. (corporation) T. Rowe Price Equity Index 500 Fund (series) T. Rowe Price Extended Equity Market Index Fund (series) T. Rowe Price Total Equity Market Index Fund (series)	1989 1990 1998 1998
T. Rowe Price Inflation Focused Bond Fund, Inc. (fund)	2006
T. Rowe Price Inflation Protected Bond Fund, Inc. (fund)	2002

Maryland Corporations	Year of Inception
T. Rowe Price Institutional Equity Funds, Inc. (corporation) T. Rowe Price Institutional Large-Cap Core Growth Fund (series) T. Rowe Price Institutional Large-Cap Growth Fund (series) T. Rowe Price Institutional Large-Cap Value Fund (series) T. Rowe Price Institutional Mid-Cap Equity Growth Fund (series) T. Rowe Price Institutional Small-Cap Stock Fund (series) T. Rowe Price Institutional U.S. Structured Research Fund (series)	1996 2003 2001 2000 1996 2000 2007
T. Rowe Price Institutional Income Funds, Inc. (corporation) T. Rowe Price Institutional Core Plus Fund (series) T. Rowe Price Institutional Core Plus Fund–F Class (class) T. Rowe Price Institutional Credit Opportunities Fund (series) T. Rowe Price Institutional Floating Rate Fund (series) T. Rowe Price Institutional Floating Rate Fund–F Class (class) T. Rowe Price Institutional Global Multi-Sector Bond Fund (series) T. Rowe Price Institutional High Yield Fund (series) T. Rowe Price Institutional Long Duration Credit Fund (series)	2000 2004 2010 2014 2008 2010 2013 2002 2013

T. Rowe Price Institutional International Funds, Inc. (corporation)

T. Rowe Price Institutional Africa & Middle East Fund (series)

T. Rowe Price Institutional Concentrated International Equity Fund (series)

T. Rowe Price Institutional Emerging Markets Bond Fund (series)

T. Rowe Price Institutional Emerging Markets Equity Fund (series)

T. Rowe Price Institutional Frontier Markets Equity Fund (series)

T. Rowe Price Institutional Global Focused Growth Equity Fund (series)

T. Rowe Price Institutional Global Growth Equity Fund (series)

T. Rowe Price Institutional Global Value Equity Fund (series)

T. Rowe Price Institutional International Bond Fund (series)

T. Rowe Price Institutional International Core Equity Fund (series)

T. Rowe Price Institutional International Growth Equity Fund (series)

1989 2008 2010 2006 2002 2014 2006 2008 2012 2007 2010 1989
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. (corporation) T. Rowe Price Intermediate Tax-Free High Yield Fund–Advisor Class (class)	2014 2014

T. Rowe Price International Funds, Inc. (corporation)

T. Rowe Price Africa & Middle East Fund (series)

T. Rowe Price Asia Opportunities Fund (series)

T. Rowe Price Asia Opportunities Fund–Advisor Class (class)

T. Rowe Price Emerging Europe Fund (series)

T. Rowe Price Emerging Markets Bond Fund (series)

T. Rowe Price Emerging Markets Corporate Bond Fund (series)

T. Rowe Price Emerging Markets Corporate Bond Fund–Advisor Class (class)

T. Rowe Price Emerging Markets Local Currency Bond Fund (series)

T. Rowe Price Emerging Markets Local Currency Bond Fund–Advisor Class (class)

T. Rowe Price Emerging Markets Stock Fund (series)

T. Rowe Price European Stock Fund (series)

T. Rowe Price Global Growth Stock Fund (series)

T. Rowe Price Global Growth Stock Fund–Advisor Class (class)

T. Rowe Price Global Industrials Fund (series)

T. Rowe Price Global Stock Fund (series)

T. Rowe Price Global Stock Fund–Advisor Class (class)

T. Rowe Price International Bond Fund (series)

T. Rowe Price International Bond Fund–Advisor Class (class)

T. Rowe Price International Discovery Fund (series)

T. Rowe Price International Concentrated Equity Fund (series)

T. Rowe Price International Concentrated Equity Fund–Advisor Class (series)

T. Rowe Price International Growth & Income Fund (series)

T. Rowe Price International Growth & Income Fund–Advisor Class (class)

T. Rowe Price International Growth & Income Fund–R Class (class)

T. Rowe Price International Stock Fund (series)

1979 2007 2014 2014 2000 1994 2012 2012 2011 2011 1995 1990 2008 2008 2013 1995 2006 1986 2000 1988 2014 2014 1998 2002 2002 1980

Maryland Corporations	Year of Inception
T. Rowe Price International Stock Fund–Advisor Class (class) T. Rowe Price International Stock Fund–R Class (class) T. Rowe Price Japan Fund (series) T. Rowe Price Latin America Fund (series) T. Rowe Price New Asia Fund (series) T. Rowe Price Overseas Stock Fund (series)	2000 2002 1991 1993 1990 2006
T. Rowe Price International Index Fund, Inc. (corporation) T. Rowe Price International Equity Index Fund (series)	2000 2000
T. Rowe Price Media & Telecommunications Fund, Inc. (fund)	1993
T. Rowe Price Mid-Cap Growth Fund, Inc. (fund) T. Rowe Price Mid-Cap Growth Fund–Advisor Class (class) T. Rowe Price Mid-Cap Growth Fund–R Class (class)	1992 2000 2002
T. Rowe Price Mid-Cap Value Fund, Inc. (fund) T. Rowe Price Mid-Cap Value Fund–Advisor Class (class) T. Rowe Price Mid-Cap Value Fund–R Class (class)	1996 2002 2002
T. Rowe Price Multi-Sector Account Portfolios, Inc. (corporation) T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio (series) T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio (series) T. Rowe Price Floating Rate Multi-Sector Account Portfolio (series) T. Rowe Price High Yield Multi-Sector Account Portfolio (series) T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio (series) T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio (series)	2011 2012 2012 2012 2012 2012 2012
T. Rowe Price New Era Fund, Inc. (fund)	1969
T. Rowe Price New Horizons Fund, Inc. (fund)	1960
T. Rowe Price New Income Fund, Inc. (fund) T. Rowe Price New Income Fund–Advisor Class (class) T. Rowe Price New Income Fund–R Class (class)	1973 2002 2002
T. Rowe Price Personal Strategy Funds, Inc. (corporation) T. Rowe Price Personal Strategy Balanced Fund (series) T. Rowe Price Personal Strategy Growth Fund (series) T. Rowe Price Personal Strategy Income Fund (series)	1994 1994 1994 1994
T. Rowe Price Prime Reserve Fund, Inc. (fund)	1976
T. Rowe Price Real Assets Fund, Inc. (fund)	2010
T. Rowe Price Real Estate Fund, Inc. (fund) T. Rowe Price Real Estate Fund–Advisor Class (class)	1997 2004
T. Rowe Price Reserve Investment Funds, Inc. (corporation) T. Rowe Price Government Reserve Investment Fund (series) T. Rowe Price Reserve Investment Fund (series) T. Rowe Price Short-Term Government Reserve Fund (series) T. Rowe Price Short-Term Reserve Fund (series)	1997 1997 1997 2013 2013

T. Rowe Price Retirement Funds, Inc. (corporation)

T. Rowe Price Retirement 2005 Fund (series)

T. Rowe Price Retirement 2005 Fund–Advisor Class (class)

T. Rowe Price Retirement 2005 Fund–R Class (class)

T. Rowe Price Retirement 2010 Fund (series)

T. Rowe Price Retirement 2010 Fund–Advisor Class (class)

T. Rowe Price Retirement 2010 Fund–R Class (class)

T. Rowe Price Retirement 2015 Fund (series)

T. Rowe Price Retirement 2015 Fund–Advisor Class (class)

T. Rowe Price Retirement 2015 Fund–R Class (class)

T. Rowe Price Retirement 2020 Fund (series)

T. Rowe Price Retirement 2020 Fund–Advisor Class (class)

T. Rowe Price Retirement 2020 Fund–R Class (class)

T. Rowe Price Retirement 2025 Fund (series)

T. Rowe Price Retirement 2025 Fund–Advisor Class (class)

2002 2004 2007 2007 2002 2003 2003 2004 2007 2007 2002 2003 2003 2004 2007

Maryland Corporations	Year of Inception

T. Rowe Price Retirement 2025 Fund–R Class (class)

T. Rowe Price Retirement 2030 Fund (series)

T. Rowe Price Retirement 2030 Fund–Advisor Class (class)

T. Rowe Price Retirement 2030 Fund–R Class (class)

T. Rowe Price Retirement 2035 Fund (series)

T. Rowe Price Retirement 2035 Fund–Advisor Class (class)

T. Rowe Price Retirement 2035 Fund–R Class (class)

T. Rowe Price Retirement 2040 Fund (series)

T. Rowe Price Retirement 2040 Fund–Advisor Class (class)

T. Rowe Price Retirement 2040 Fund–R Class (class)

T. Rowe Price Retirement 2045 Fund (series)

T. Rowe Price Retirement 2045 Fund–Advisor Class (class)

T. Rowe Price Retirement 2045 Fund–R Class (class)

T. Rowe Price Retirement 2050 Fund (series)

T. Rowe Price Retirement 2050 Fund–Advisor Class (class)

T. Rowe Price Retirement 2050 Fund–R Class (class)

T. Rowe Price Retirement 2055 Fund (series)

T. Rowe Price Retirement 2055 Fund–Advisor Class (class)

T. Rowe Price Retirement 2055 Fund–R Class (class)

T. Rowe Price Retirement 2060 Fund (series)

T. Rowe Price Retirement 2060 Fund–Advisor Class (class)

T. Rowe Price Retirement 2060 Fund–R Class (class)

T. Rowe Price Retirement Income Fund (series)

T. Rowe Price Retirement Income Fund–Advisor Class (class)

T. Rowe Price Retirement Income Fund–R Class (class)

T. Rowe Price Target Retirement 2005 Fund (series)

T. Rowe Price Target Retirement 2005 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2010 Fund (series)

T. Rowe Price Target Retirement 2010 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2015 Fund (series)

T. Rowe Price Target Retirement 2015 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2020 Fund (series)

T. Rowe Price Target Retirement 2020 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2025 Fund (series)

T. Rowe Price Target Retirement 2025 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2030 Fund (series)

T. Rowe Price Target Retirement 2030 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2035 Fund (series)

T. Rowe Price Target Retirement 2035 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2040 Fund (series)

T. Rowe Price Target Retirement 2040 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2045 Fund (series)

T. Rowe Price Target Retirement 2045 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2050 Fund (series)

T. Rowe Price Target Retirement 2050 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2055 Fund (series)

T. Rowe Price Target Retirement 2055 Fund–Advisor Class (class)

T. Rowe Price Target Retirement 2060 Fund (series)

T. Rowe Price Target Retirement 2060 Fund–Advisor Class (class)

2007 2002 2003 2003 2004 2007 2007 2002 2003 2003 2005 2007 2007 2006 2006 2006 2006 2007 2007 2014 2014 2014 2002 2003 2003 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2013 2014 2014
T. Rowe Price Science & Technology Fund, Inc. (fund) T. Rowe Price Science & Technology Fund–Advisor Class (class)	1987 2000
T. Rowe Price Short-Term Bond Fund, Inc. (fund) T. Rowe Price Short-Term Bond Fund–Advisor Class (class) T. Rowe Price Ultra Short-Term Bond Fund (series)	1984 2004 2012
T. Rowe Price Small-Cap Stock Fund, Inc. (fund) T. Rowe Price Small-Cap Stock Fund–Advisor Class (class)	1956 2000

Maryland Corporations	Year of Inception
T. Rowe Price Small-Cap Value Fund, Inc. (fund) T. Rowe Price Small-Cap Value Fund–Advisor Class (class)	1988 2000
T. Rowe Price Spectrum Fund, Inc. (corporation) Spectrum Growth Fund (series) Spectrum Income Fund (series) Spectrum International Fund (series)	1987 1990 1990 1996
T. Rowe Price Strategic Income Fund, Inc. (fund) T. Rowe Price Strategic Income Fund–Advisor Class (class)	2008 2008
T. Rowe Price Summit Funds, Inc. (corporation) T. Rowe Price Summit Cash Reserves Fund (series)	1993 1993
T. Rowe Price Summit Municipal Funds, Inc. (corporation) T. Rowe Price Summit Municipal Money Market Fund (series) T. Rowe Price Summit Municipal Intermediate Fund (series) T. Rowe Price Summit Municipal Intermediate Fund–Advisor Class (class) T. Rowe Price Summit Municipal Income Fund (series) T. Rowe Price Summit Municipal Income Fund–Advisor Class (class)	1993 1993 1993 2012 1993 2012
T. Rowe Price Tax-Efficient Funds, Inc. (corporation) T. Rowe Price Tax-Efficient Equity Fund (series)	1997 2000
T. Rowe Price Tax-Exempt Money Fund, Inc. (fund)	1981
T. Rowe Price Tax-Free High Yield Fund, Inc. (fund) T. Rowe Price Tax-Free High Yield Fund–Advisor Class (class)	1985 2012
T. Rowe Price Tax-Free Income Fund, Inc. (fund) T. Rowe Price Tax-Free Income Fund–Advisor Class (class)	1976 2002
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (fund) T. Rowe Price Tax-Free Short-Intermediate Fund–Advisor Class (class) T. Rowe Price Tax-Free Ultra Short-Term Bond Fund (series)	1983 2012 2012
T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (fund)	2000
T. Rowe Price U.S. Large-Cap Core Fund, Inc. (fund) T. Rowe Price U.S. Large-Cap Core Fund–Advisor Class (class)	2009 2009
T. Rowe Price U.S. Treasury Funds, Inc. (corporation) U.S. Treasury Intermediate Fund (series) U.S. Treasury Long-Term Fund (series) U.S. Treasury Money Fund (series)	1989 1989 1989 1982
T. Rowe Price Value Fund, Inc. (fund) T. Rowe Price Value Fund–Advisor Class (class)	1994 2000

Balanced Fund

On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

Emerging Europe Fund

Effective March 1, 2012, the fund’s name was changed from T. Rowe Price Emerging Europe & Mediterranean Fund to the T. Rowe Price Emerging Europe Fund.

Equity Index 500 Fund

Effective January 30, 1998, the fund’s name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

Emerging Markets Corporate Multi-Sector Account Portfolio

Effective July 1, 2013, the fund’s name was changed from the T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio to the T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio.

Global Growth Stock Fund and Global Growth Stock Fund—Advisor Class

Effective November 1, 2013, the funds’ names were changed from T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class to the T. Rowe Price Global Growth Stock Fund and the T. Rowe Price Global Growth Stock Fund—Advisor Class, respectively.

Inflation Focused Bond Fund

Effective July 7, 2010, the fund’s name was changed from T. Rowe Price Short-Term Income Fund to the T. Rowe Price Inflation Focused Bond Fund.

Institutional Global Focused Growth Equity Fund

Effective November 1, 2013, the fund’s name was changed from T. Rowe Price Institutional Global Equity Fund to the T. Rowe Price Institutional Global Focused Growth Equity Fund.

Institutional Global Growth Equity Fund

Effective November 1, 2013, the fund’s name was changed from T. Rowe Price Institutional Global Large-Cap Equity Fund to the T. Rowe Price Institutional Global Growth Equity Fund.

Institutional International Growth Equity Fund

Effective June 1, 2010, the fund’s name was changed from T. Rowe Price Institutional Foreign Equity Fund to the T. Rowe Price Institutional International Growth Equity Fund.

Media & Telecommunications Fund

On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion, the fund was known as New Age Media Fund, Inc.

Small-Cap Stock Fund

Effective May 1, 1997, the fund’s name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

U.S. Bond Enhanced Index Fund

Effective May 6, 2011, the fund’s name was changed from T. Rowe Price U.S. Bond Index Fund to the T. Rowe Price U.S. Bond Enhanced Index Fund.

ORGANIZATION OF THE FUNDS (MASSACHUSETTS BUSINESS TRUSTS)

Capital Appreciation, Equity Income, GNMA, and New America Growth Funds, and California Tax-Free Income Trust and State Tax-Free Income Trust

For tax and business reasons, these funds were organized as Massachusetts business trusts (“Trusts”). Each fund is registered with the SEC under the 1940 Act as an open-end management investment company, commonly known as a “mutual fund.”

The Declaration of Trust permits the Boards to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Boards may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the funds. In the event of the liquidation of the funds, each share is entitled to a pro-rata share of the net assets of the funds.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders’ meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the funds may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trusts, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trusts.

Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of their assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trusts, or (ii) upon liquidation and distribution of the assets of the Trusts, if approved by the vote of the holders of a majority of the outstanding shares of the Trusts. If not so terminated, the Trusts will continue indefinitely.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or trustees. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the funds, the shareholders of the funds paying such liability will be entitled to reimbursement from the general assets of the funds. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such funds.

The series and classes set forth in the following table have been established by the Boards under the Declaration of Trust of the indicated trusts.

Massachusetts Business Trusts	Year of Inception
T. Rowe Price California Tax-Free Income Trust (trust) California Tax-Free Bond Fund (series) California Tax-Free Money Fund (series)	1986 1986 1986
T. Rowe Price Capital Appreciation Fund (fund) T. Rowe Price Capital Appreciation Fund–Advisor Class (series)	1986 2004
T. Rowe Price Equity Income Fund (fund) T. Rowe Price Equity Income Fund–Advisor Class (series) T. Rowe Price Equity Income Fund–R Class (series)	1985 2000 2002
T. Rowe Price GNMA Fund (fund)	1985
T. Rowe Price New America Growth Fund (fund) T. Rowe Price New America Growth Fund–Advisor Class (series)	1985 2005
T. Rowe Price State Tax-Free Income Trust (trust) Georgia Tax-Free Bond Fund (series) Maryland Short-Term Tax-Free Bond Fund (series) Maryland Tax-Free Bond Fund (series) Maryland Tax-Free Money Fund (series) New Jersey Tax-Free Bond Fund (series) New York Tax-Free Bond Fund (series) New York Tax-Free Money Fund (series) Virginia Tax-Free Bond Fund (series)	1986 1993 1993 1987 2001 1991 1986 1986 1991

PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies that it sponsors and for which it serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its common trusts funds and offshore funds, as well as certain institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by unaffiliated third parties and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price deviates from ISS recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders, to align the interests of management with those of shareholders, and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors that do not meet certain criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against directors for failing to establish a formal nominating committee and compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions

T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that the Price Funds and our clients are receiving fair compensation in exchange for their investment. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Anti-takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also generally oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Index, Retirement, and Spectrum Funds

Voting of T. Rowe Price Group, Inc., common stock (sym: TROW) by certain T. Rowe Price index funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. The Retirement and Spectrum Funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Retirement and Spectrum Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid any potential for a conflict of interest. This same process would be followed with respect to any T. Rowe Price funds owning shares in other T. Rowe Price funds (other than the TRP Reserve Funds).

T. Rowe Price Proxy Vote Disclosure

T. Rowe Price funds make broad disclosure of their proxy votes on troweprice.com and on the SEC’s Internet site at http://www.sec.gov. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

FEDERAL REGISTRATION OF SHARES

The funds’ shares (except for the TRP Reserve Funds) are registered for sale under the 1933 Act. Registration of the funds’ shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody’s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3  acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor’s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch Ratings F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody’s Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2, or P-3.

Standard & Poor’s Ratings Services Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2, or A-3.

Fitch Ratings Fitch 1–Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2–Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.

Aaa–Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”

Aa–Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A–Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa–Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba–Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B–Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa–Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca–Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C–Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

Standard & Poor’s Corporation

AAA–This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA–Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A–Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB–Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D–In default.

Fitch Ratings

AAA–High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA–Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A–Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB–Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody’s Investors Service, Inc. VMIG-1/MIG-1 the best quality. VMIG-2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG-3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. SG adequate quality, but there is specific risk.

Standard & Poor’s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch Ratings F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.